UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09729
Name of Fund:
iShares Trust
Fund Address:  c/o BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105
Name and address of agent for service:  The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801

Registrant's telephone number, including area code:
(415) 670-2000
Date of fiscal year end:
8/31/2024
Date of reporting period:
8/31/2024
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares Currency Hedged MSCI Eurozone ETF
HEZU | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Currency Hedged MSCI Eurozone ETF	$3(a)	0.03%(a)
(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  Powered by artificial intelligence (“AI”), information technology stocks led the market for most of the reporting period. However, market sentiment pivoted toward more defensive sectors late in the reporting period amid growing uncertainty surrounding economic growth, geopolitics, and the upcoming U.S. presidential election.
  In Germany, the eurozone’s largest economy, growth shrunk during the reporting period, as stagnating economic conditions continued. In France, snap Parliamentary elections and uncertainty surrounding both parties’ plans to reduce the deficit caused volatility.
What contributed to performance?
German stocks contributed the most to the Fund’s performance during the reporting period, led by the information technology sector. Enthusiasm over AI, increased spending on cybersecurity and cloud computing, and ongoing digitalization efforts boosted the sector, most notably within the software and services industry. The German financials sector also contributed to performance, led by insurance companies. Stocks in the Netherlands benefited returns, most notably in the semiconductors and semiconductor equipment industry within the information technology sector. Despite fears of potential export restrictions to China, the stock of Europe’s largest technology firm that manufactures the machines used to build computer chips continued to rise.
What detracted from performance?
During the reporting period, stocks in Ireland detracted from the Fund’s performance, most notably in the materials sector. The stock of a provider of building materials solutions declined after it transitioned its primary listing to the New York Stock Exchange, causing frustration among some shareholders.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.97%	11.09%	8.94%
Fund Market	17.94	11.10	8.93
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI EMU 100% Hedged to USD Index	17.67	10.97	9.01
Key Fund statistics
Net Assets	$420,396,799
Number of Portfolio Holdings	21
Net Investment Advisory Fees	$107,848
Portfolio Turnover Rate	11%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Portfolio composition
Investment Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	0.0	% (a)
Forward foreign currency exchange contracts, net cumulative depreciation	(2.0	) %
Other assets less liabilities	2.1%
Sector allocation (of the underlying fund)(b)
Sector	Percent of Total Investments (c)
Financials	19.8%
Industrials	17.5%
Consumer Discretionary	14.0%
Information Technology	13.7%
Health Care	7.5%
Consumer Staples	7.0%
Utilities	5.7%
Materials	5.1%
Communication Services	4.5%
Energy	4.1%
Real Estate	1.1%
(a)	Rounds to less than 0.1%.
(b)	The underlying fund is iShares MSCI Eurozone ETF.
(c)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Currency Hedged MSCI Eurozone ETF
Annual Shareholder Report — August 31, 2024
HEZU-08/24-AR

iShares Currency Hedged MSCI Japan ETF
HEWJ | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares Currency Hedged MSCI Japan ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Currency Hedged MSCI Japan ETF	$0(a)(b)	0.00%(a)(c)
(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	Rounds to less than $1.
(c)	Rounds to less than 0.01%.
How did the Fund perform last year?
  Bolstered by solid corporate earnings and a weak yen, Japanese equities registered solid gains during the reporting period.
  Helping the country’s economic growth was accelerating inflation, robust consumption, better-than-expected industrial production, and tight labor conditions.
  After 17 years, Japan’s central bank finally ended its negative interest-rate policy during the reporting period and indicated that more rate hikes would be forthcoming as long as inflation remained on target.
  The yen’s continued weakness and volatility prompted the Bank of Japan to intervene. A surprise rate hike late in the reporting period caused a sharp but brief plunge in global equity markets.
What contributed to performance?
The financials sector was the largest contributor to the Fund’s return during the reporting period. The country’s banking sector gained as the Bank of Japan ended its multi-year zero interest rate policy. The central bank raised rates and reduced its bond buying as it attempted to normalize monetary policy, boosting the net income interest (the difference between the rates banks charge for loans and the rates they pay for deposits) of Japanese banks. Insurance companies also gained on the higher rate regime and anticipated growth. The industrials sector was another source of growth for the Fund, helped by the performance of trading companies and industrial conglomerates. These firms play a vital role in Japan’s economy, operating across various sectors, including commodities, energy, metals, chemicals, consumer goods, logistics, and finance. Information technology stocks also contributed to the Fund’s return, helped by solid performance from technology hardware and semiconductor firms.
What detracted from performance?
During the reporting period, there were no material detractors from the Fund’s return.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	26.11%	17.62%	11.31%
Fund Market	26.22	17.61	11.31
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI Japan 100% Hedged to USD Index	26.33	18.19	11.82
Key Fund statistics
Net Assets	$402,117,648
Number of Portfolio Holdings	23
Net Investment Advisory Fees	$7,209
Portfolio Turnover Rate	20%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Portfolio composition
Investment Type	Percent of Net Assets
Investment Companies	99.5%
Short-term Investments	39.3%
Forward foreign currency exchange contracts, net cumulative depreciation	(2.3	) %
Other assets less liabilities	(36.5	) %
Sector allocation (of the underlying fund)(a)
Sector	Percent of Total Investments (b)
Industrials	22.8%
Consumer Discretionary	17.9%
Information Technology	14.9%
Financials	14.3%
Health Care	8.8%
Communication Services	7.0%
Consumer Staples	5.4%
Materials	4.2%
Real Estate	2.7%
Utilities	1.1%
Energy	0.9%
(a)	The underlying fund is iShares MSCI Japan ETF.
(b)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Currency Hedged MSCI Japan ETF
Annual Shareholder Report — August 31, 2024
HEWJ-08/24-AR

iShares Emergent Food and AgTech Multisector ETF
IVEG | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares Emergent Food and AgTech Multisector ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Emergent Food and AgTech Multisector ETF	$48	0.47%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates while the Bank of Japan exited its zero-interest rate policy that it had held since 2016.
  During the reporting period, the United States government announced it would allocate $1 billion in Commodity Credit Corporation funding for emergency international food assistance.
What contributed to performance?
Stocks in the United States were the leading contributors to the Fund’s return. Within the materials sector, companies providing containers and packaging gained on strategic initiatives, rising demand, and easing input costs. These companies, which produce paper products, also gained due to a shift away from single-use plastic packaging. Specialty chemicals stocks contributed on cutting-edge technology and artificial intelligence driven solutions for their food service offerings.
What detracted from performance?
Stocks in Germany detracted the most from the Fund’s performance during the reporting period. In the healthcare sector, a major pharmaceutical company faced increasing negative pressures due to litigation from one of its subsidiaries. The firm was forced to cut its dividend in an attempt to reconcile its large debt burden.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 25, 2022 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	5.84%	(5.03	) %
Fund Market	5.42	(5.11)
MSCI All Country World Index	23.44	11.81
Morningstar® Global Food Innovation Index	5.67	(5.09)
Key Fund statistics
Net Assets	$4,063,223
Number of Portfolio Holdings	34
Net Investment Advisory Fees	$23,410
Portfolio Turnover Rate	30%
The Fund has added the MSCI All Country World Index in response to new regulatory requirements.
The inception date of the Fund was April 25, 2022. The first day of secondary market trading was April 27, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Materials	52.7%
Industrials	16.7%
Consumer Staples	14.1%
Health Care	12.2%
Information Technology	4.3%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	60.9%
Germany	9.4%
Ireland	7.9%
France	6.4%
Norway	5.0%
Japan	3.4%
Canada	3.2%
United Kingdom	2.9%
Netherlands	0.6%
Australia	0.3%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc., Morningstar Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Emergent Food and AgTech Multisector ETF
Annual Shareholder Report — August 31, 2024
IVEG-08/24-AR

iShares ESG Advanced MSCI EAFE ETF
DMXF | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares ESG Advanced MSCI EAFE ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Advanced MSCI EAFE ETF	$13	0.12%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates.
  Inflows into environmental, sustainable, and governance (“ESG”) funds varied by region during the reporting period.
What contributed to performance?
During the reporting period, Japanese stocks contributed the most to the Fund’s return, led by the diversified banking industry within the financials sector. Following the Bank of Japan’s decision to raise rates and corporate governance reforms, Japanese banks generated higher returns on their large reserve balances. Stocks in Europe also contributed to performance, most notably in Switzerland, the Netherlands, and Germany. The Swiss healthcare sector benefited from the strength of a top pharmaceutical company that spun off its generic division, while semiconductor materials and equipment companies in the Netherlands benefited from artificial intelligence (“AI”) enthusiasm. In Germany, the information technology sector also strongly contributed to performance, led by software and services companies that leverage cloud computing and AI.
What detracted from performance?
Amid slowing growth in the region, stocks in Hong Kong detracted from the Fund’s return during the reporting period, led by the financials sector. The stock of a large insurance company sold off as investors fear continued uncertainty in China’s economy will impact the company’s ability to pay dividends and repurchase shares.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 16, 2020 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	23.19%	10.37%
Fund Market	21.90	10.23
MSCI All Country World Index	23.44	13.31
MSCI EAFE Choice ESG Screened Index	22.66	10.32
Key Fund statistics
Net Assets	$708,067,593
Number of Portfolio Holdings	463
Net Investment Advisory Fees	$706,603
Portfolio Turnover Rate	24%
The Fund has added the MSCI All Country World Index in response to new regulatory requirements.
The inception date of the Fund was June 16, 2020. The first day of secondary market trading was June 18, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	21.7%
Industrials	19.0%
Health Care	17.4%
Information Technology	16.8%
Consumer Discretionary	6.5%
Materials	6.3%
Communication Services	4.7%
Real Estate	4.1%
Consumer Staples	3.1%
Utilities	0.4%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	25.6%
Switzerland	10.9%
France	9.5%
Netherlands	9.0%
Germany	8.2%
United Kingdom	7.2%
Denmark	6.9%
Sweden	4.9%
Australia	4.8%
Hong Kong	2.3%
Other#	10.7%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Advanced MSCI EAFE ETF
Annual Shareholder Report — August 31, 2024
DMXF-08/24-AR

iShares ESG Advanced MSCI EM ETF
EMXF | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares ESG Advanced MSCI EM ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Advanced MSCI EM ETF	$18	0.17%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but weakening growth in China and a stronger U.S. dollar weighed on equities.
  Overall, stocks registered solid gains as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
What contributed to performance?
Indian stocks contributed the most to the Fund’s return during the reporting period, led by the consumer discretionary and information technology sectors. Several Indian information technology consultancy firms have partnered with large global technology companies to use artificial intelligence (“AI”) to optimize and modernize their service offerings. Among automakers, new product launches and strong order books drove positive returns. Stocks in Taiwan also contributed to performance, most notably in the information technology sector. Companies that manufacture the advanced semiconductor chips necessary to power AI continued to see strong demand from global technology companies, and the world’s biggest chipmaker is based in Taiwan.
What detracted from performance?
Amid a slowing economy, Chinese stocks detracted meaningfully from the Fund’s performance during the reporting period, led by the consumer discretionary sector. Chinese broadline retail companies suffered as consumer spending decreased while competition within the e-commerce space increased.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 6, 2020 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	11.04%	3.81%
Fund Market	10.94	3.83
MSCI Emerging Markets Index	15.07	2.48
MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index	12.26	4.33
Key Fund statistics
Net Assets	$79,550,094
Number of Portfolio Holdings	498
Net Investment Advisory Fees	$112,022
Portfolio Turnover Rate	27%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The inception date of the Fund was October 6, 2020. The first day of secondary market trading was October 8, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	41.1%
Information Technology	20.1%
Consumer Discretionary	12.0%
Communication Services	6.9%
Consumer Staples	5.6%
Industrials	4.8%
Health Care	3.7%
Materials	2.8%
Real Estate	2.0%
Utilities	1.0%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
India	21.2%
China	19.6%
Taiwan	18.2%
South Korea	7.4%
South Africa	5.5%
Saudi Arabia	4.4%
Brazil	4.2%
Indonesia	2.9%
Malaysia	2.5%
Thailand	2.4%
Other#	11.7%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Advanced MSCI EM ETF
Annual Shareholder Report — August 31, 2024
EMXF-08/24-AR

iShares ESG Aware MSCI EAFE ETF
ESGD | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares ESG Aware MSCI EAFE ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Aware MSCI EAFE ETF	$23	0.21%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to easing monetary policy, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. Conversely, the Bank of Japan exited its zero-interest rate policy that it had held since 2016.
  Inflows into environmental, sustainable, and governance (“ESG”) funds varied by region during the reporting period.
What contributed to performance?
During the reporting period, Japanese stocks contributed the most to the Fund’s return, led by the diversified banking industry within the financials sector. Following the Bank of Japan’s decision to raise rates and corporate governance reforms, Japanese banks generated higher returns on their large reserve balances. Stocks in Europe also contributed to performance, most notably in the United Kingdom and Switzerland. While the Swiss healthcare sector benefited from the strength of a top pharmaceutical company that spun off its generic division, strong earnings and ample liquidity supported a rise in valuations for most major U.K. banks in the financials sector.
What detracted from performance?
Amid slowing growth in the region, stocks in Hong Kong detracted from the Fund’s return during the reporting period, led by the financials sector. The stock of a large insurance company sold off as investors fear continued uncertainty in China’s economy will impact the company’s ability to pay dividends and repurchase shares.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 28, 2016 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	19.80%	8.88%	8.87%
Fund Market	19.65	8.83	8.86
MSCI All Country World Index	23.44	12.14	11.85
MSCI EAFE Extended ESG Focus Index	19.25	8.84	8.90
Key Fund statistics
Net Assets	$8,618,272,274
Number of Portfolio Holdings	377
Net Investment Advisory Fees	$15,428,691
Portfolio Turnover Rate	25%
The Fund has added the MSCI All Country World Index in response to new regulatory requirements.
The inception date of the Fund was June 28, 2016. The first day of secondary market trading was June 30, 2016.
The performance of the MSCI EAFE Extended ESG Focus Index in this report reflects the performance of the MSCI EAFE ESG Focus Index through May 31, 2018 and, beginning on June 1, 2018, the performance of the MSCI EAFE Extended ESG Focus Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	20.3%
Industrials	17.3%
Health Care	13.7%
Consumer Discretionary	10.9%
Information Technology	9.5%
Consumer Staples	8.6%
Materials	6.5%
Energy	4.2%
Communication Services	3.7%
Utilities	3.2%
Real Estate	2.1%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	22.9%
United Kingdom	14.7%
France	11.1%
Switzerland	10.3%
Germany	8.1%
Australia	7.4%
Netherlands	5.1%
Denmark	3.9%
Sweden	3.1%
Spain	2.9%
Other#	10.5%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Aware MSCI EAFE ETF
Annual Shareholder Report — August 31, 2024
ESGD-08/24-AR

iShares ESG MSCI EM Leaders ETF
LDEM | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares ESG MSCI EM Leaders ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG MSCI EM Leaders ETF	$19	0.18%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but weakening growth in China and a stronger U.S. dollar weighed on equities.
  Powered by artificial intelligence (“AI”), information technology stocks led the market for most of the reporting period. However, market sentiment pivoted toward more defensive sectors late in the reporting period amid growing uncertainty surrounding economic growth, geopolitics, and the upcoming U.S. presidential election.
  Inflows into environmental, sustainable, and governance (“ESG”) funds varied by region during the reporting period. Investors in Europe continued to show a growing interest in sustainable themes.
What contributed to performance?
Companies in India were the largest contributors to the Fund’s return during the reporting period. In the consumer discretionary sector, automobile manufacturers gained on new product launches and strong demand. Volume gains for two-wheeler vehicles benefited motorcycle manufacturers. Taiwanese stocks were also strong contributors to the Fund’s return, particularly among semiconductor and semiconductor equipment companies. These firms produce advanced chips for AI applications.
What detracted from performance?
Companies in China were the largest detractors from the Fund’s performance. Automobile firms within the consumer discretionary sector were negatively pressured by tariffs on electric vehicles manufactured in China. Additionally, in the healthcare sector, the Chinese government’s crackdown on corruption weighed on hospitals, the pharmaceutical industry, and insurance funds. Within life sciences tools and services, several firms fell as U.S. lawmakers considered a bill that would prevent federal agencies from contracting with biotechnology companies that are associated with foreign adversaries.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: February 5, 2020 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	10.04%	0.78%
Fund Market	9.87	0.60
MSCI Emerging Markets Index	15.07	2.79
MSCI EM Extended ESG Leaders 5% Issuer Capped Index	11.03	1.39
Key Fund statistics
Net Assets	$30,595,898
Number of Portfolio Holdings	469
Net Investment Advisory Fees	$60,625
Portfolio Turnover Rate	17%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The inception date of the Fund was February 5, 2020. The first day of secondary market trading was February 7, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	26.4%
Consumer Discretionary	13.9%
Communication Services	13.5%
Information Technology	12.3%
Industrials	7.8%
Materials	6.1%
Consumer Staples	6.0%
Energy	5.4%
Health Care	3.8%
Utilities	3.0%
Real Estate	1.8%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	26.6%
India	21.1%
Taiwan	14.8%
South Korea	7.3%
South Africa	5.7%
Brazil	4.3%
Mexico	3.0%
Saudi Arabia	2.9%
Malaysia	2.8%
Thailand	2.4%
Other#	9.1%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG MSCI EM Leaders ETF
Annual Shareholder Report — August 31, 2024
LDEM-08/24-AR

iShares MSCI Brazil Small-Cap ETF
EWZS | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Brazil Small-Cap ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Brazil Small-Cap ETF	$58	0.60%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  Overall, stocks registered solid gains as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The Brazilian stock market underperformed other emerging markets over the reporting period, influenced by a combination of economic, political, and global factors. Smaller companies were further impacted by high interest rates and inflation, which constrained consumer spending and investment.
What contributed to performance?
The industrials sector, which was the largest weighting of the Fund on average during the reporting period, contributed the most to the Fund’s performance, led by aerospace and defense stocks. Specifically, an aerospace company benefited from an uptick in new plane orders and optimism for future growth.
What detracted from performance?
The consumer discretionary sector, which was the second highest weighting of the Fund on average during the reporting period, was the largest detractor from the Fund’s return. Education services companies were hampered by intensified competition as several new startup educational technology companies entered the market. In consumer durables, homebuilding stocks detracted amid a higher interest rate environment. The healthcare sector also detracted from the Fund’s performance, as hospitals and companies that provide healthcare services came under negative pressure. In the materials sector, steel companies suffered from low demand and rising imports.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year		5 Years		10 Years
Fund NAV	(6.34	) %	(2.99	) %	(1.83	) %
Fund Market	(6.58)		(2.95)		(1.80)
MSCI Emerging Markets Index	15.07		4.79		2.56
MSCI Brazil Small Cap Index	(6.07)		(2.41)		(1.29)
Key Fund statistics
Net Assets	$126,389,552
Number of Portfolio Holdings	85
Net Investment Advisory Fees	$1,225,596
Portfolio Turnover Rate	103%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Discretionary	26.8%
Industrials	16.7%
Utilities	11.9%
Materials	10.2%
Consumer Staples	9.8%
Real Estate	8.7%
Financials	5.8%
Energy	4.4%
Health Care	3.5%
Information Technology	1.4%
Communication Services	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Lojas Renner SA	6.2%
Allos SA	3.3%
3R Petroleum Oleo E Gas SA	3.3%
GPS Participacoes e Empreendimentos SA	2.8%
Metalurgica Gerdau SA (Preferred)	2.7%
Multiplan Empreendimentos Imobiliarios SA	2.6%
Transmissora Alianca de Energia Eletrica SA	2.5%
Azzas 2154 SA	2.5%
Santos Brasil Participacoes SA	2.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2.3%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Brazil Small-Cap ETF
Annual Shareholder Report — August 31, 2024
EWZS-08/24-AR

iShares MSCI China ETF
MCHI | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI China ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China ETF	$58	0.59%
How did the Fund perform last year?
  China’s economic struggles continued during the reporting period, exacerbated by a prolonged downturn in the property market. Sluggish domestic demand has led to deflation and reduced growth prospects, prompting the Chinese government to introduce stimulus packages.
  The major policy interventions enacted by the government helped to ease investor concerns, but sentiment remained cautious.
  The threat of increasing policy tariffs on Chinese imports further deteriorated the economic growth landscape as Canada joined the United States, the European Union, and other countries that have imposed sanctions on Chinese imports.
What contributed to performance?
In the financials sector, China’s state-owned diversified banks are some of the largest in the world. During the reporting period, banks contributed to the Fund’s return due to government measures to stimulate the economy. This included lowering bank reserves, which allowed the banks to increase their lending activities. The communications sector also contributed, particularly among interactive media and services firms. Greater usage of social media, increased sales in the gaming sector, and excitement about new online games helped fuel the performance of a major internet and technology company.
What detracted from performance?
In the consumer discretionary sector, automobile stocks were among the largest detractors from the Fund’s return. Stocks of electric vehicle makers fell sharply due to increased tariffs on Chinese imports, and fears grew that more countries would do the same. Decreased consumer spending negatively impacted consumer staples stocks, particularly premier alcoholic beverage stocks. In the healthcare sector, news of the U.S. Biosecure Act negatively impacted Chinese biotechnology firms. The bill would restrict U.S. companies from contracting with Chinese biotech companies that are considered a threat to national security.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year		5 Years		10 Years
Fund NAV	(4.06	) %	(4.05	) %	(0.05	) %
Fund Market	(4.08)		(4.11)		(0.04)
MSCI Emerging Markets Index	15.07		4.79		2.56
MSCI China Index	(2.77)		(3.40)		0.55
Key Fund statistics
Net Assets	$4,321,571,846
Number of Portfolio Holdings	598
Net Investment Advisory Fees	$33,593,239
Portfolio Turnover Rate	15%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Discretionary	28.9%
Communication Services	22.5%
Financials	17.8%
Information Technology	5.9%
Industrials	5.0%
Consumer Staples	4.1%
Energy	3.9%
Health Care	3.9%
Materials	3.3%
Utilities	2.8%
Real Estate	1.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Tencent Holdings Ltd.	17.2%
Alibaba Group Holding Ltd., Class A	8.5%
Meituan, Class B	4.1%
China Construction Bank Corp., Class H	3.7%
PDD Holdings Inc.	3.6%
Industrial & Commercial Bank of China Ltd., Class H	2.2%
Xiaomi Corp., Class B	2.1%
Bank of China Ltd., Class H	1.9%
JD.com Inc., Class A	1.8%
Ping An Insurance Group Co. of China Ltd., Class H	1.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China ETF
Annual Shareholder Report — August 31, 2024
MCHI-08/24-AR

iShares MSCI China Multisector Tech ETF
TCHI | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI China Multisector Tech ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China Multisector Tech ETF	$56	0.59%
How did the Fund perform last year?
  China’s economic struggles continued during the reporting period, exacerbated by a prolonged downturn in the property market. Sluggish domestic demand has led to deflation and reduced growth prospects, prompting the Chinese government to introduce stimulus packages.
  The major policy interventions enacted by the government helped to ease investor concerns, but sentiment remained cautious.
  The threat of increasing policy tariffs on Chinese imports further deteriorated the economic growth landscape as Canada joined the United States, the European Union, and other countries that have imposed sanctions on Chinese imports.
  Stock markets were further hampered by decreasing foreign investments, as investors with significant positions in Chinese stocks began pulling out of the market.
What contributed to performance?
In the financials sector, a credit-tech services company in the consumer finance sector slightly contributed during the reporting period. In addition to benefiting from government actions to stimulate the economy, the company reported better-than-expected earnings, raised its dividend, and continued its share buyback program.
What detracted from performance?
Communications stocks were the largest detractors from the Fund’s return during the reporting period, particularly among interactive media and services companies. Internet services firms faced difficulties in their e-commerce platforms amid weak consumption trends and increasing competition. In the information technology sector, semiconductor and semiconductor equipment stocks were hampered by disparaging political comments in the United States and increased tariff threats. Software applications firms also detracted from the Fund’s return, even as some of the strict regulations targeting the technology sector were eased.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: January 25, 2022 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year		Since Fund Inception
Fund NAV	(11.40	) %	(15.40	) %
Fund Market	(11.52)		(15.25)
MSCI Emerging Markets Index	15.07		(0.84)
MSCI China Technology Sub-Industries Select Capped Net Index	(10.41)		(14.58)
Key Fund statistics
Net Assets	$6,062,755
Number of Portfolio Holdings	154
Net Investment Advisory Fees	$38,734
Portfolio Turnover Rate	25%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The inception date of the Fund was January 25, 2022. The first day of secondary market trading was January 27, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	40.5%
Consumer Discretionary	25.4%
Communication Services	23.1%
Industrials	8.4%
Financials	2.6%
Ten largest holdings
Security	Percent of Total Investments(a)
Xiaomi Corp., Class B	4.4%
Lenovo Group Ltd.	4.1%
Alibaba Group Holding Ltd., Class A	4.1%
JD.com Inc., Class A	4.1%
Tencent Holdings Ltd.	4.0%
Baidu Inc., Class A	3.9%
Kuaishou Technology	3.6%
NetEase Inc.	3.6%
Haier Smart Home Co. Ltd., Class A	3.6%
New Oriental Education & Technology Group Inc.	3.6%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China Multisector Tech ETF
Annual Shareholder Report — August 31, 2024
TCHI-08/24-AR

iShares MSCI China Small-Cap ETF
ECNS | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI China Small-Cap ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China Small-Cap ETF	$55	0.59%
How did the Fund perform last year?
  China’s economic struggles continued during the reporting period, exacerbated by a prolonged downturn in the property market. Sluggish domestic demand has led to deflation and reduced growth prospects, prompting the Chinese government to introduce stimulus packages.
  The major policy interventions enacted by the government helped to ease investor concerns, but sentiment remained cautious.
  The threat of increasing policy tariffs on Chinese imports further deteriorated the economic growth landscape, as Canada joined the United States, the European Union, and other countries that have imposed sanctions on Chinese imports.
What contributed to performance?
Helped by oil, gas, and coal stocks, the energy sector contributed to the Fund’s return during the reporting period. China’s quest for energy security has seen the country stockpiling key resources, including coal and oil, amid concerns about global supply disruptions. This strategic stockpiling has bolstered domestic production and consumption of energy resources. Additionally, coal demand in China grew significantly as usage grew in the electricity generation and industrial sectors.
What detracted from performance?
Stocks in the real estate sector were the largest detractors from the Fund’s performance during the reporting period. China’s property sector has been beleaguered by failing property developers, falling property prices, and a reduction in new construction projects, all leading to a prolonged slowdown in real estate activity. The consumer discretionary sector detracted amid the country’s economic downturn, as hotels, restaurants, and leisure companies fell victim to weaker consumer spending habits. Companies in the healthcare sector were negatively impacted by the Chinese government’s crackdown on corruption that targeted hospitals, the pharmaceutical industry, and insurance funds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year		5 Years		10 Years
Fund NAV	(14.63	) %	(6.39	) %	(3.60	) %
Fund Market	(15.88)		(6.56)		(3.56)
MSCI Emerging Markets Index	15.07		4.79		2.56
MSCI China Small Cap Index	(15.06)		(8.40)		(5.15)
Key Fund statistics
Net Assets	$49,609,412
Number of Portfolio Holdings	262
Net Investment Advisory Fees	$323,134
Portfolio Turnover Rate	61%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	22.4%
Industrials	13.7%
Consumer Discretionary	12.0%
Real Estate	11.0%
Information Technology	10.2%
Materials	8.3%
Communication Services	7.1%
Consumer Staples	5.8%
Financials	4.7%
Utilities	3.3%
Energy	1.5%
Ten largest holdings
Security	Percent of Total Investments(a)
GDS Holdings Ltd.	2.0%
HUTCHMED China Ltd.	1.9%
Zai Lab Ltd.	1.6%
China Everbright Environment Group Ltd.	1.6%
China Traditional Chinese Medicine Holdings Co. Ltd.	1.5%
3SBio Inc.	1.4%
Kingboard Holdings Ltd.	1.3%
Brilliance China Automotive Holdings Ltd.	1.2%
Country Garden Services Holdings Co. Ltd.	1.2%
China Medical System Holdings Ltd.	1.1%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China Small-Cap ETF
Annual Shareholder Report — August 31, 2024
ECNS-08/24-AR

iShares MSCI Denmark ETF
EDEN | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Denmark ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Denmark ETF	$60	0.53%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, as did Denmark’s central bank; the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. Conversely, the Bank of Japan exited its zero-interest rate policy that it had held since 2016, raising its short-term policy rate and suggesting that more hikes would be forthcoming.
  With inflation continuing to cool and a recession likely in the rearview mirror, Denmark registered solid returns during the reporting period, driven predominately by the healthcare sector.
What contributed to performance?
Stocks in the healthcare sector contributed the most to the Fund’s performance during the reporting period, led by the pharmaceutical industry. Pharmaceutical companies benefited from strong demand for the GLP-1 drug therapies used to treat diabetes and obesity. Financial stocks also contributed to performance, particularly bank stocks, as higher interest rates helped to boost net income (the difference between what banks receive from loans and what they pay on deposits) and profit forecasts.
What detracted from performance?
Stocks in the consumer staples sector detracted the most from the Fund’s return during the reporting period, most notably in the beverages industry. The stock of a large Dutch brewer fell because of declining sales in its key Chinese market as consumers moved away from premium alcohol brands. Utilities stocks also detracted after a renewable energy company pulled out of an offshore wind consortium.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	26.23%	17.77%	11.59%
Fund Market	26.16	17.83	11.58
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI Denmark IMI 25/50 Index	26.42	18.20	11.94
Key Fund statistics
Net Assets	$286,272,338
Number of Portfolio Holdings	48
Net Investment Advisory Fees	$1,371,315
Portfolio Turnover Rate	14%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	41.7%
Industrials	22.8%
Financials	14.3%
Consumer Staples	5.6%
Materials	5.3%
Consumer Discretionary	5.2%
Utilities	2.7%
Information Technology	1.3%
Energy	1.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Novo Nordisk A/S, Class B	22.9%
DSV A/S	5.9%
Novonesis (Novozymes) B, Class B	5.3%
Vestas Wind Systems A/S	4.3%
Danske Bank A/S	4.1%
Coloplast A/S, Class B	3.6%
Genmab A/S	3.6%
Pandora A/S	3.5%
Zealand Pharma A/S	2.9%
Carlsberg A/S, Class B	2.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Denmark ETF
Annual Shareholder Report — August 31, 2024
EDEN-08/24-AR

iShares MSCI Finland ETF
EFNL | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Finland ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Finland ETF	$59	0.55%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank (“ECB”) cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. As a member of the Eurozone, Finland’s monetary policy, including its policy rate, is determined by the ECB.
  The Finnish economy gradually moved away from recessionary conditions during the reporting period, allowing for modest returns in select sectors. However, consumer confidence and spending remained low as economic uncertainty persisted.
What contributed to performance?
Stocks in the industrials sector contributed the most to the Fund’s performance during the reporting period, led by the capital goods industry. Industrial machinery companies strongly contributed to performance. Marine and port equipment makers saw increased order demand, particularly in the U.S. as the country continues to move away from Chinese companies. Financial stocks also contributed to performance, most notably among diversified banks.
What detracted from performance?
Stocks in the energy sector detracted the most from the Fund’s return during the reporting period. Within the sector, an oil refining and renewable diesel company detracted from performance after it missed operating profit margins and lowered forecasted sales margins for its renewable products in 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	13.87%	5.12%	4.36%
Fund Market	13.95	5.15	4.40
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI Finland IMI 25/50 Index	12.57	4.27	3.66
Key Fund statistics
Net Assets	$27,861,735
Number of Portfolio Holdings	39
Net Investment Advisory Fees	$107,643
Portfolio Turnover Rate	29%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	27.2%
Industrials	19.5%
Materials	17.2%
Information Technology	13.2%
Energy	4.3%
Health Care	3.7%
Utilities	3.7%
Communication Services	3.7%
Consumer Discretionary	3.3%
Consumer Staples	2.9%
Real Estate	1.3%
Ten largest holdings
Security	Percent of Total Investments(a)
Nordea Bank Abp	17.1%
Nokia OYJ	10.6%
Sampo OYJ, Class A	9.0%
UPM-Kymmene OYJ	8.0%
Wartsila OYJ Abp	4.7%
Kone OYJ, Class B	4.6%
Neste OYJ	4.3%
Stora Enso OYJ, Class R	3.8%
Fortum OYJ	3.7%
Elisa OYJ	3.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Finland ETF
Annual Shareholder Report — August 31, 2024
EFNL-08/24-AR

iShares MSCI Global Sustainable Development Goals ETF
SDG | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Global Sustainable Development Goals ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Sustainable Development Goals ETF	$50	0.49%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. Conversely, the Bank of Japan exited its zero-interest rate policy that it had held since 2016.
What contributed to performance?
Stocks in the French industrials sector contributed the most to the Fund’s performance during the reporting period, led by a firm in the construction, machinery, and heavy transportation equipment segment. The company, whose mission is to develop and promote sustainable transportation solutions, benefited from a deleveraging plan, a multi-billion-dollar train order, and an upgrade by a credit ratings agency. In the United States, several biotechnology companies in the healthcare sector contributed to the Fund’s return, encouraged by new product offerings.
What detracted from performance?
Chinese stocks were the largest detractors from the Fund’s return during the reporting period. In the consumer discretionary sector, stocks of electric vehicle (“EV”) makers fell sharply due to increased tariffs on Chinese imports and fears that more countries would do the same. In Belgium, stocks in the material sector detracted, led by the chemicals industry. Reduced demand for EVs hampered companies that produce battery materials.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 20, 2016 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	4.71%	8.95%	8.20%
Fund Market	4.46	8.71	8.12
MSCI All Country World Index	23.44	12.14	10.88
MSCI ACWI Sustainable Impact Index	4.76	9.01	8.34
Key Fund statistics
Net Assets	$242,448,921
Number of Portfolio Holdings	132
Net Investment Advisory Fees	$1,496,959
Portfolio Turnover Rate	67%
The Fund has added the MSCI All Country World Index in response to new regulatory requirements.
The inception date of the Fund was April 20, 2016. The first day of secondary market trading was April 22, 2016.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	20.0%
Health Care	19.9%
Consumer Staples	19.1%
Real Estate	15.7%
Industrials	13.7%
Consumer Discretionary	6.6%
Utilities	2.7%
Materials	1.9%
Financials	0.4%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	26.1%
China	14.3%
Japan	12.8%
Denmark	7.9%
South Korea	5.9%
United Kingdom	5.7%
Hong Kong	4.9%
Switzerland	3.2%
Taiwan	2.7%
Canada	2.6%
Other#	13.9%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Sustainable Development Goals ETF
Annual Shareholder Report — August 31, 2024
SDG-08/24-AR

iShares MSCI India ETF
INDA | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI India ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI India ETF	$72	0.62%
How did the Fund perform last year?
  Indian equities rallied strongly during the reporting period, with substantial returns across most sectors.
  India’s economy has shown considerable strength, supported by robust infrastructure investment, a buoyant manufacturing sector, improving unemployment data, and significant inflows into domestic mutual funds.
  The Reserve Bank of India held rates steady, helping inflation return to the central bank’s target rate.
  Stocks faced volatility after Prime Minister Narendra Modi unexpectedly lost the Parliamentary majority, forcing Modi to rely on smaller political parties to form a governing majority and pursue his pro-growth agenda.
What contributed to performance?
Automobile manufacturers in the consumer discretionary sector gained on strong domestic demand and new vehicle launches, contributing to the Fund’s return for the reporting period. In the financials sector, robust loan growth helped the performance of diversified banks. Companies that provide electrical components and equipment in the industrials sector were a source of strength, benefiting from the country’s drive to increase access to electricity. Additionally, aerospace and defense companies benefited from a growing demand for domestic air travel, as well as government initiatives to encourage innovation in space ventures. Investment spending on artificial intelligence (“AI”) has intensified as companies seek to improve operational efficiencies and increase automation. IT consulting companies in the information technology sector that help companies identify AI opportunities and develop corporate strategies have benefited from this growing trend.
What detracted from performance?
During the reporting period, there were no significant detractors from the Fund’s performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	31.65%	13.80%	7.79%
Fund Market	31.27	13.98	7.75
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI India Index	39.73	16.68	9.58
Key Fund statistics
Net Assets	$11,503,009,927
Number of Portfolio Holdings	154
Net Investment Advisory Fees	$53,431,345
Portfolio Turnover Rate	25%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	24.7%
Consumer Discretionary	13.1%
Information Technology	11.8%
Energy	10.0%
Industrials	9.3%
Materials	7.7%
Consumer Staples	7.3%
Health Care	5.4%
Utilities	4.9%
Communication Services	4.3%
Real Estate	1.5%
Ten largest holdings
Security	Percent of Total Investments(a)
Reliance Industries Ltd.	6.9%
HDFC Bank Ltd.	5.3%
Infosys Ltd.	4.9%
ICICI Bank Ltd.	4.8%
Tata Consultancy Services Ltd.	3.1%
Bharti Airtel Ltd.	3.1%
Axis Bank Ltd.	2.0%
Mahindra & Mahindra Ltd.	2.0%
Larsen & Toubro Ltd.	1.9%
Hindustan Unilever Ltd.	1.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI India ETF
Annual Shareholder Report — August 31, 2024
INDA-08/24-AR

iShares MSCI India Small-Cap ETF
SMIN | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI India Small-Cap ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI India Small-Cap ETF	$88	0.75%
How did the Fund perform last year?
  Indian small-capitalization equities rallied strongly during the reporting period, with substantial returns across most sectors.
  India’s economy has shown considerable strength, supported by robust infrastructure investment, a buoyant manufacturing sector, and improving unemployment data. Small-capitalization companies benefited significantly from both domestic and foreign inflows into mutual funds.
  The Reserve Bank of India held rates steady, helping inflation return to the central bank’s target rate.
  Stocks faced volatility after Prime Minister Narendra Modi unexpectedly lost the Parliamentary majority, forcing Modi to rely on smaller political parties to form a governing majority and pursue his pro-growth agenda.
What contributed to performance?
The industrials sector was the largest contributor to the Fund’s performance during the reporting period. India’s ambitious infrastructure plans, including deploying significant capital into various road, rail, and energy projects, revitalized firms engaging in construction and engineering. Sustainable efforts to decarbonize and provide wind and solar energy solutions helped the performance of several heavy electrical equipment companies that supply access to these solutions. In the materials sector, the raw products needed to manufacture these projects supported the demand for various components. Notably, companies that provide chemicals, containers and packaging, and steel saw strong gains. In the financials sector, advances were led by firms that provide capital markets services, buoyed by the country’s growing middle class and increasing attraction of Indian equities to foreign investors.
What detracted from performance?
During the reporting period, there were no significant detractors from the Fund’s performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	34.57%	21.43%	11.58%
Fund Market	33.43	21.65	11.64
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI India Small Cap Index	44.15	25.71	14.00
Key Fund statistics
Net Assets	$993,871,704
Number of Portfolio Holdings	522
Net Investment Advisory Fees	$5,462,297
Portfolio Turnover Rate	51%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	24.0%
Financials	16.3%
Materials	14.5%
Consumer Discretionary	13.5%
Health Care	11.2%
Information Technology	7.1%
Consumer Staples	3.8%
Utilities	3.4%
Real Estate	3.2%
Communication Services	2.1%
Energy	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Coforge Ltd.	1.2%
Voltas Ltd.	1.1%
Federal Bank Ltd.	1.0%
Embassy Office Parks REIT	1.0%
Crompton Greaves Consumer Electricals Ltd.	0.9%
KPIT Technologies Ltd.	0.9%
Max Financial Services Ltd.	0.8%
Fortis Healthcare Ltd.	0.8%
KEI Industries Ltd.	0.8%
Glenmark Pharmaceuticals Ltd.	0.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI India Small-Cap ETF
Annual Shareholder Report — August 31, 2024
SMIN-08/24-AR

iShares MSCI Indonesia ETF
EIDO | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Indonesia ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Indonesia ETF	$59	0.59%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  Indonesia held its general election during the reporting period and continued to embark on a path of progressive democratic reforms. The election of former Defense Minister Prabowo Subianto as president helped relieve some of the country’s political uncertainty and improved investor sentiment.
What contributed to performance?
The largest contribution to the Fund’s return during the reporting period was from the financials sector. The end of the country’s loan classification forbearance policy, which extended loan payments for certain industries particularly impacted by the pandemic, positively impacted diversified banks by reducing their credit risk. In the energy sector, performance was helped by companies that operate in coal and consumable fuels. Indonesia is one of the world’s leading coal exporters, accounting for nearly half of global production, and increasing usage of fossil fuels benefited the Fund’s performance.
What detracted from performance?
The consumer discretionary sector detracted the most from the Fund’s return during the reporting period. Broadline retail companies suffered from an increasingly competitive environment and as the Indonesian government banned e-commerce transactions on social media platforms, which were bringing in an influx of foreign goods to the country. Additionally, a sharp decline in auto sales negatively impacted auto and component companies. While there have been increasing exports of coal, prices have dropped, negatively impacting Indonesia’s industrials stocks that transport coal.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year		5 Years		10 Years
Fund NAV	(0.68	) %	(0.37	) %	(0.62	) %
Fund Market	(1.31)		(0.50)		(0.78)
MSCI Emerging Markets Index	15.07		4.79		2.56
MSCI Indonesia IMI 25/50 Index	0.00		0.09		(0.10)
Key Fund statistics
Net Assets	$344,874,198
Number of Portfolio Holdings	83
Net Investment Advisory Fees	$2,462,790
Portfolio Turnover Rate	16%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The performance of the MSCI Indonesia IMI 25/50 Index in this report reflects the performance of the MSCI Indonesia Investable Market Index through May 28, 2019 and, beginning on May 29, 2019, the performance of the MSCI Indonesia IMI 25/50 Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	51.3%
Materials	12.6%
Consumer Staples	9.2%
Communication Services	6.6%
Energy	6.2%
Industrials	4.7%
Consumer Discretionary	4.0%
Health Care	2.4%
Real Estate	2.0%
Utilities	0.8%
Information Technology	0.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Bank Central Asia Tbk PT	22.1%
Bank Rakyat Indonesia Persero Tbk PT	13.1%
Bank Mandiri Persero Tbk PT	9.8%
Telkom Indonesia Persero Tbk PT	4.6%
Astra International Tbk PT	3.5%
Bank Negara Indonesia Persero Tbk PT	3.4%
Chandra Asri Pacific Tbk PT	3.0%
Amman Mineral Internasional PT	2.9%
Sumber Alfaria Trijaya Tbk PT	2.3%
Adaro Energy Indonesia Tbk PT	2.3%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Indonesia ETF
Annual Shareholder Report — August 31, 2024
EIDO-08/24-AR

iShares MSCI Ireland ETF
EIRL | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Ireland ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Ireland ETF	$55	0.50%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank (“ECB”) cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. As a member of the Eurozone, Ireland’s monetary policy, including its policy rate, is determined by the ECB.
  With the economy improving due in part to cooling inflation, Ireland registered solid returns during the reporting period, driven predominately by the consumer discretionary sector.
What contributed to performance?
Stocks in the consumer discretionary sector strongly contributed to the Fund’s return during the reporting period. Within the sector, the hotels, restaurants, and leisure industry added to performance, as Irish online sports betting and gambling operators continued to benefit from the ongoing popularity of sports betting in the U.S. Healthcare stocks also contributed to performance, most notably within the pharmaceutical, biotechnology, and life sciences industry. Due in part to competitive tax rates, Ireland has become the largest exporter of pharmaceuticals in the European Union and a hub for both clinical research institutions and drug manufacturing facilities, including the increasingly popular GLP-1 drugs that treat diabetes and obesity.
What detracted from performance?
Amid an affordability crisis in Ireland, stocks in the real estate sector detracted from the Fund’s performance during the reporting period, most notably among residential real estate investment trusts (“REITs”).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	21.43%	13.30%	8.53%
Fund Market	21.53	13.27	8.56
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI All Ireland Capped Index	21.93	13.81	9.00
Key Fund statistics
Net Assets	$117,903,503
Number of Portfolio Holdings	25
Net Investment Advisory Fees	$528,771
Portfolio Turnover Rate	87%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Staples	30.6%
Health Care	24.8%
Industrials	14.4%
Consumer Discretionary	11.9%
Financials	9.7%
Utilities	4.4%
Materials	2.3%
Real Estate	1.9%
Ten largest holdings
Security	Percent of Total Investments(a)
ICON PLC	21.9%
Kerry Group PLC, Class A	18.7%
Ryanair Holdings PLC	4.8%
Grafton Group PLC	4.7%
AIB Group PLC	4.6%
Cairn Homes PLC	4.6%
Glanbia PLC	4.5%
Bank of Ireland Group PLC	4.5%
Greencoat Renewables PLC	4.5%
Kingspan Group PLC	4.2%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Ireland ETF
Annual Shareholder Report — August 31, 2024
EIRL-08/24-AR

iShares MSCI Japan Value ETF
EWJV | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Japan Value ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Japan Value ETF	$17	0.15%
How did the Fund perform last year?
  Bolstered by solid corporate earnings and a weak yen, Japanese equities registered significant gains during the reporting period.
  Helping the country’s economic growth was accelerating inflation, better-than-expected industrial production, and tight labor conditions.
  As the country moved from deflation to inflation, the Bank of Japan exited its zero-interest rate policy that it had held since 2016, raising its short-term policy rate and suggesting that more hikes would be forthcoming.
What contributed to performance?
The financials sector was the largest contributor to the Fund’s return during the reporting period. The country’s banking sector gained as the central bank raised rates and reduced its bond buying in an attempt to normalize monetary policy, boosting the net income interest (the difference between the rates banks charge for loans and the rates they pay for deposits) of Japanese banks. Insurance companies also gained on the higher rate regime and anticipated growth. The industrials sector was another source of growth for the Fund, helped by the performance of trading companies and industrial conglomerates. These firms play a vital role in Japan’s economy, operating across various sectors, including commodities, energy, metals, chemicals, consumer goods, logistics, and finance. In the consumer discretionary sector, automobile manufacturers benefited from a recovery from supply chain troubles, price hikes, and a weak yen. Weak currencies can help firms gain market share when their goods are less expensive compared to goods priced in stronger currencies.
What detracted from performance?
During the reporting period, healthcare stocks modestly detracted from the Fund’s return after a major pharmaceutical firm lost patent protection on several of its best-selling drugs.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: March 5, 2019 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	23.04%	10.33%	8.94%
Fund Market	22.24	10.24	8.83
MSCI ACWI ex USA Index	18.21	7.56	6.68
MSCI Japan Value Index (USD)	22.35	10.21	8.81
Key Fund statistics
Net Assets	$270,990,679
Number of Portfolio Holdings	132
Net Investment Advisory Fees	$397,590
Portfolio Turnover Rate	31%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
The inception date of the Fund was March 5, 2019. The first day of secondary market trading was March 7, 2019.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	24.4%
Industrials	23.8%
Consumer Discretionary	14.2%
Communication Services	9.4%
Information Technology	7.5%
Real Estate	5.1%
Consumer Staples	5.1%
Health Care	3.4%
Materials	3.1%
Utilities	2.1%
Energy	1.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Mitsubishi UFJ Financial Group Inc.	6.0%
Sumitomo Mitsui Financial Group Inc.	4.3%
Mitsubishi Corp.	3.6%
Toyota Motor Corp.	3.5%
ITOCHU Corp.	3.2%
KDDI Corp.	2.6%
Mizuho Financial Group Inc.	2.6%
Honda Motor Co. Ltd.	2.5%
SoftBank Corp.	2.1%
Japan Tobacco Inc.	1.8%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Japan Value ETF
Annual Shareholder Report — August 31, 2024
EWJV-08/24-AR

iShares MSCI Kuwait ETF
KWT | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Kuwait ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Kuwait ETF	$77	0.74%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  The Middle East was negatively impacted by cuts in oil production and falling energy prices and experienced significant volatility due to the ongoing war between Hamas and Israel.
  Given that Kuwait’s economy is petroleum-based, growth was impacted by volatility in energy prices.
  While Kuwait’s stock market rose during the reporting period, the country was hampered by its dysfunctional political system.
What contributed to performance?
The financials sector, which comprised approximately 63% of the Fund’s on average during the reporting period, was the largest contributor to the Fund’s performance. Increasing merger and acquisition activity and higher interest rates have helped the performance of diversified banks. Kuwaiti government policies aimed at encouraging foreign investment have increased construction activity and fueled demand, benefiting firms in the real estate sector.
What detracted from performance?
Stocks in the materials sector slightly detracted from the Fund’s performance during the reporting period. The stock of a commodity chemicals producer was impeded by weak earnings performance and external pressures in the chemicals sector. Rolling blackouts and power grid issues in Kuwait raised concerns about the stability of the energy supply, putting downward pressure on independent power producers in the utilities sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2020 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	8.36%	12.25%
Fund Market	9.94	12.57
MSCI Emerging Markets Index	15.07	2.07
MSCI All Kuwait Select Size Liquidity Capped Index	9.10	13.12
Key Fund statistics
Net Assets	$58,900,764
Number of Portfolio Holdings	37
Net Investment Advisory Fees	$475,210
Portfolio Turnover Rate	51%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The inception date of the Fund was September 1, 2020. The first day of secondary market trading was September 3, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	63.9%
Industrials	11.6%
Real Estate	10.8%
Communication Services	6.0%
Consumer Discretionary	3.5%
Materials	1.7%
Consumer Staples	1.4%
Energy	0.7%
Utilities	0.4%
Ten largest holdings
Security	Percent of Total Investments(a)
Kuwait Finance House KSCP	22.5%
National Bank of Kuwait SAKP	22.1%
Mobile Telecommunications Co. KSCP	4.5%
Gulf Bank KSCP	3.7%
Mabanee Co. KPSC	3.6%
National Industries Group Holding SAK	2.5%
Agility Public Warehousing Co. KSC	2.3%
Warba Bank KSCP	2.1%
Commercial Real Estate Co. KSC	2.1%
Humansoft Holding Co. KSC	2.0%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Kuwait ETF
Annual Shareholder Report — August 31, 2024
KWT-08/24-AR

iShares MSCI New Zealand ETF
ENZL | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI New Zealand ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI New Zealand ETF	$53	0.50%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and New Zealand’s central bank followed suit in August; the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates.
  Despite starting the reporting period in a technical recession, New Zealand posted positive returns as economic conditions slightly improved due in part to a tourism recovery.
What contributed to performance?
Stocks in the healthcare sector strongly contributed to the Fund’s return during the reporting period, led by the healthcare equipment and services industry. Within the industry, a leading medical equipment manufacturer and distributor in the respiratory space saw its revenue rise as demand for its hospital consumables (masks, surgical accessories, etc.) increased. Utilities stocks also contributed to performance, most notably within the independent power and renewable electricity producers industry. After finalizing plans to build the world’s first net zero carbon refinery, the stock of New Zealand’s largest electricity generator and retailer rose during the reporting period.
What detracted from performance?
Stocks in the industrials sector detracted from the Fund’s performance during the reporting period. Within the sector, capital goods companies detracted the most, particularly among building products companies, which suffered from materially weaker trading conditions in New Zealand’s residential sector. Consumer staples stocks also detracted from performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	11.52%	1.50%	5.31%
Fund Market	11.93	1.48	5.24
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI New Zealand IMI 25/50 Index	12.09	2.01	5.79
Key Fund statistics
Net Assets	$89,215,722
Number of Portfolio Holdings	27
Net Investment Advisory Fees	$499,525
Portfolio Turnover Rate	47%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	34.0%
Industrials	25.5%
Utilities	13.0%
Real Estate	10.8%
Financials	10.1%
Communication Services	6.0%
Energy	0.4%
Information Technology	0.2%
Consumer Discretionary	0.0	% (b)
Ten largest holdings
Security	Percent of Total Investments(a)
Fisher & Paykel Healthcare Corp. Ltd.	22.6%
Auckland International Airport Ltd.	17.4%
Infratil Ltd.	9.3%
Spark New Zealand Ltd.	6.0%
Kiwi Property Group Ltd.	5.0%
Ryman Healthcare Ltd.	5.0%
Meridian Energy Ltd.	4.4%
Mercury NZ Ltd.	4.3%
Contact Energy Ltd.	4.3%
EBOS Group Ltd.	4.2%
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2024 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
Effective September 3, 2024, the Fund’s principal investment strategy was updated for a new Underlying Index, the MSCI New Zealand All Cap Top 25 Capped Index. The updates reflect, among other things, that the Fund’s new Underlying Index includes the 25 largest constituents of the MSCI New Zealand All Cap Index, including micro-cap companies.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI New Zealand ETF
Annual Shareholder Report — August 31, 2024
ENZL-08/24-AR

iShares MSCI Norway ETF
ENOR | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Norway ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Norway ETF	$57	0.53%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. Conversely, the Bank of Japan exited its zero-interest rate policy that it had held since 2016, raising its short-term policy rate and suggesting that more hikes would be forthcoming.
  While elevated inflation and high credit costs weighed on Norway’s economy, economic conditions improved during the reporting period due in part to a weak krone and increasing exports.
What contributed to performance?
Stocks in the industrial sector contributed the most to the Fund’s performance during the reporting period, led by the capital goods industry. Notably, Norwegian aerospace and defense companies contributed, with defense spending increasing as countries sought to modernize their armed forces amid ongoing global conflicts both in Europe and the Middle East. Financials stocks also contributed to the Fund’s performance, particularly among banks, as Norway’s central bank continued to keep its key policy rate on hold at 4.5%.
What detracted from performance?
Materials stocks detracted the most from the Fund’s return during the reporting period, most notably among fertilizers and agricultural chemicals companies. Amid declining global prices of its fertilizer products and ongoing crop production challenges, the stock of a major Norwegian chemical company declined. Stocks in the healthcare sector also detracted during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	14.30%	5.70%	0.82%
Fund Market	14.28	5.78	0.78
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI Norway IMI 25/50 Index	14.69	6.15	1.17
Key Fund statistics
Net Assets	$29,833,577
Number of Portfolio Holdings	69
Net Investment Advisory Fees	$163,676
Portfolio Turnover Rate	13%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Energy	31.2%
Financials	20.1%
Industrials	14.1%
Consumer Staples	13.5%
Materials	8.9%
Communication Services	7.4%
Information Technology	3.1%
Consumer Discretionary	0.6%
Real Estate	0.5%
Utilities	0.5%
Health Care	0.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Equinor ASA	13.3%
DNB Bank ASA	11.2%
Kongsberg Gruppen ASA	5.5%
Mowi ASA	4.8%
Norsk Hydro ASA	4.7%
Telenor ASA	4.5%
Aker BP ASA	4.5%
Orkla ASA	3.7%
Yara International ASA	2.9%
Storebrand ASA	2.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Norway ETF
Annual Shareholder Report — August 31, 2024
ENOR-08/24-AR

iShares MSCI Peru and Global Exposure ETF
EPU | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Peru and Global Exposure ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Peru and Global Exposure ETF	$69	0.59%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  Overall, stocks registered solid gains as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  Stocks in companies with exposure to Peru increased substantially for the reporting period. While the country started off 2024 in contraction territory, Peru’s economy returned to growth later in the reporting period, driven by household spending.
What contributed to performance?
Performance was led by the materials sector, specifically companies engaged in metals and mining. The price of copper, which is Peru’s leading export metal, has been upwardly mobile due to its pivotal role in renewable energy generation and electric vehicles. Rising gold prices also benefited the Fund’s performance, as Peru is home to several gold mines and is one of the world’s top producers of the metal. Materials stocks in Canada and the United Kingdom also contributed to the Fund’s performance, due to the presence of metals and mining companies from both countries operating in Peru.
What detracted from performance?
The energy sector slightly detracted from the Fund’s performance during the reporting period, as oil prices came under increasing downward pricing pressures.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	32.24%	7.60%	4.03%
Fund Market	32.86	7.68	4.05
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI All Peru Capped Index	33.64	8.01	4.59
Key Fund statistics
Net Assets	$79,710,771
Number of Portfolio Holdings	27
Net Investment Advisory Fees	$616,651
Portfolio Turnover Rate	32%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Materials	50.5%
Financials	27.9%
Consumer Staples	7.6%
Consumer Discretionary	5.2%
Industrials	2.5%
Real Estate	2.4%
Utilities	2.1%
Communication Services	1.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Credicorp Ltd.	23.6%
Southern Copper Corp.	22.3%
Hochschild Mining PLC	4.0%
Cia. de Minas Buenaventura SAA, Class A	4.0%
Alicorp SAA	3.8%
Sociedad Minera Cerro Verde SAA	3.8%
Wheaton Precious Metals Corp.	2.7%
Triple Flag Precious Metals Corp.	2.7%
Falabella SA	2.7%
Pan American Silver Corp.	2.5%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Peru and Global Exposure ETF
Annual Shareholder Report — August 31, 2024
EPU-08/24-AR

iShares MSCI Philippines ETF
EPHE | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Philippines ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Philippines ETF	$64	0.59%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  Overall, stocks registered solid gains as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  While inflation remained a concern, the Philippine central bank cut rates for the first time in four years as officials expected pricing pressure to start trending downward.
  Philippine stocks rose during the reporting period, helped by steady economic growth.
What contributed to performance?
Stocks in the industrials sector contributed to the Fund’s return during the reporting period. The stock price of a Philippine-based developer and manager of global port facilities was supported by robust financial performance and strategic acquisitions. In the financials sector, the performance of diversified banks benefited returns. Higher consumer spending and business investment supported lending growth, while banks maintained solid capital positions and strong net interest (the difference between the rates banks charge for loans and the rates they pay for deposits) margins. Strong property demand and consumer activity helped property developers in the real estate sector.
What detracted from performance?
The consumer discretionary sector detracted from the Fund’s performance during the reporting period. Casino and gaming stocks were negatively impacted by declining gaming revenue. In the home improvement industry, the stock of a construction supplies retailer declined amid slowing sales and losses due to a fire at one of its locations.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years		10 Years
Fund NAV	15.91%	(2.87	) %	(2.12	) %
Fund Market	15.93	(3.00)		(2.18)
MSCI Emerging Markets Index	15.07	4.79		2.56
MSCI Philippines IMI 25/50 Index	16.70	(2.14)		(1.45)
Key Fund statistics
Net Assets	$108,164,003
Number of Portfolio Holdings	34
Net Investment Advisory Fees	$606,721
Portfolio Turnover Rate	24%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The performance of the MSCI Philippines IMI 25/50 Index in this report reflects the performance of the MSCI Philippines Investible Market Index (IMI) through November 30, 2020 and, beginning on December 1, 2020, the performance of the MSCI Philippines IMI 25/50 Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	29.2%
Financials	19.2%
Real Estate	16.5%
Consumer Discretionary	10.2%
Utilities	7.9%
Consumer Staples	7.5%
Communication Services	6.3%
Energy	1.9%
Materials	1.3%
Ten largest holdings
Security	Percent of Total Investments(a)
International Container Terminal Services Inc.	11.5%
BDO Unibank Inc.	10.1%
SM Prime Holdings Inc.	8.4%
Ayala Land Inc.	5.9%
Jollibee Foods Corp.	4.7%
SM Investments Corp.	4.7%
Manila Electric Co.	4.6%
Bank of the Philippine Islands	4.6%
Metropolitan Bank & Trust Co.	4.5%
PLDT Inc.	4.2%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Philippines ETF
Annual Shareholder Report — August 31, 2024
EPHE-08/24-AR

iShares MSCI Poland ETF
EPOL | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Poland ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Poland ETF	$90	0.77%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks, but weakening growth in China and a stronger U.S. dollar weighed on equities.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. While inflationary pressures eased, Poland’s central bank left interest rates on hold.
  After stagnating in 2023, Poland’s economy was upwardly revised in 2024, helped by domestic demand, slowing inflation, and substantial public expenditures, benefiting Polish equities. Additionally, Poland began to receive locked funds from the European Union after implementing reforms to restore judicial independence in the country.
What contributed to performance?
Financials stocks, which comprised approximately 47% of the Fund on average during the reporting period, contributed the most to the Fund’s performance. Diversified banks benefited from Poland’s economic recovery and improved investor sentiment. Additionally, interest rates remained high, boosting net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits) for banks. Also contributing to returns were apparel and accessory retailers in the consumer discretionary sector, which rose despite inflationary pressures. These firms benefited from strategic expansions, improving consumer confidence, and retail demand.
What detracted from performance?
Detracting from the Fund’s return during the reporting period were stocks in the consumer staples sector, particularly among food retailers. An increasingly competitive landscape sparked a price war between supermarket operators in Poland, negatively impacting profits for these firms.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	34.67%	6.22%	1.01%
Fund Market	34.53	6.20	1.00
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI Poland IMI 25/50 Index	33.97	6.23	1.10
Key Fund statistics
Net Assets	$311,809,434
Number of Portfolio Holdings	36
Net Investment Advisory Fees	$1,638,632
Portfolio Turnover Rate	11%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	47.2%
Consumer Discretionary	13.1%
Energy	10.8%
Materials	7.7%
Communication Services	6.8%
Consumer Staples	4.5%
Utilities	4.2%
Industrials	3.5%
Information Technology	2.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Powszechna Kasa Oszczednosci Bank Polski SA	14.6%
ORLEN SA	10.8%
Bank Polska Kasa Opieki SA	8.4%
Powszechny Zaklad Ubezpieczen SA	8.1%
Santander Bank Polska SA	4.5%
Allegro.eu SA	4.5%
KGHM Polska Miedz SA	4.5%
LPP SA	4.2%
Dino Polska SA	4.1%
CD Projekt SA	3.6%
(a)	Excludes money market funds.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2024 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
The net expense ratio increased from the prior fiscal year end primarily due to an increase in professional fees for foreign withholding tax claims.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Poland ETF
Annual Shareholder Report — August 31, 2024
EPOL-08/24-AR

iShares MSCI Qatar ETF
QAT | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Qatar ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Qatar ETF	$61	0.60%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  The Middle East was negatively impacted by cuts in oil production and falling energy prices and experienced significant volatility due to the ongoing war between Hamas and Israel.
  Qatar’s stock market gained during the reporting period but underperformed other emerging markets.
What contributed to performance?
Financial stocks, which comprised approximately 55% of the Fund on average during the reporting period, contributed the most to the Fund’s performance. Diversified banks benefited from higher interest rates, increased lending volumes, stable margins, and higher fee income. As one of the world’s largest exporters of liquified natural gas, companies that provide transport and drilling equipment in the energy sector benefited from the country’s long-term strategic expansion plans. In the industrials sector, transportation companies were positively impacted by an increase in global trade and efforts to diversify services.
What detracted from performance?
A main detractor from the Fund’s performance during the reporting period was the country’s leading supplier of power generation and water salination in the utilities sector. The company reported a profit drop and lower earnings. In healthcare, the country’s implementation of a value-added tax (VAT) is expected to impact the cost of healthcare-related components and supplies. While healthcare supplies are typically exempt, the VAT may still increase operating costs for healthcare providers.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	4.32%	3.88%	0.14%
Fund Market	2.72	4.04	0.05
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI All Qatar Capped Index	4.82	4.45	0.78
Key Fund statistics
Net Assets	$61,727,562
Number of Portfolio Holdings	36
Net Investment Advisory Fees	$436,972
Portfolio Turnover Rate	27%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	55.7%
Industrials	14.0%
Energy	9.3%
Materials	6.2%
Communication Services	5.1%
Real Estate	4.4%
Utilities	2.9%
Consumer Staples	1.5%
Health Care	0.6%
Information Technology	0.3%
Ten largest holdings
Security	Percent of Total Investments(a)
Qatar National Bank QPSC	22.6%
Qatar Islamic Bank QPSC	13.0%
Industries Qatar QSC	7.3%
Masraf Al Rayan QSC	4.6%
Commercial Bank PSQC (The)	4.5%
Qatar Gas Transport Co. Ltd.	4.5%
Qatar Navigation QSC	4.2%
Qatar International Islamic Bank QSC	4.1%
Ooredoo QPSC	3.6%
Mesaieed Petrochemical Holding Co.	3.5%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Qatar ETF
Annual Shareholder Report — August 31, 2024
QAT-08/24-AR

iShares MSCI Saudi Arabia ETF
KSA | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Saudi Arabia ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Saudi Arabia ETF	$77	0.75%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  The Middle East was negatively impacted by cuts in oil production and falling energy prices and experienced significant volatility due to the ongoing war between Hamas and Israel.
  During the reporting period, Saudi Arabia faced a complex set of challenges, largely driven by fluctuations in oil production and global economic trends. The country’s economy is largely dependent on oil production and falling energy prices have curtailed growth.
What contributed to performance?
Companies in the financials sector contributed the most to the Fund’s performance during the reporting period. Diversified banks benefited from increased net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits). Additionally, the implementation of Vision 2030, which seeks to reduce the country’s dependency on oil, brought about reforms in financial regulations, making the banking sector more attractive to foreign investors.
What detracted from performance?
Chemicals firms in the materials sector were among the biggest detractors from the Fund’s return during the reporting period. Companies involved in the commodity chemicals, and fertilizers and agricultural chemicals industries suffered from falling petrochemical prices and slowing global growth. Amid weaker global demand and to stabilize oil prices, Saudi Arabia made voluntary reductions in oil production. These cuts led to a decrease in oil revenue and negatively affected companies across the energy sector, including producers, refiners, and transporters.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 16, 2015 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	6.48%	9.25%	8.43%
Fund Market	6.54	9.25	8.45
MSCI Emerging Markets Index	15.07	4.79	5.82
MSCI Saudi Arabia IMI 25/50 Index	7.00	10.00	9.23
Key Fund statistics
Net Assets	$613,121,523
Number of Portfolio Holdings	128
Net Investment Advisory Fees	$5,628,725
Portfolio Turnover Rate	29%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
The inception date of the Fund was September 16, 2015. The first day of secondary market trading was September 17, 2015.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	38.4%
Materials	16.8%
Energy	9.4%
Communication Services	9.1%
Utilities	6.6%
Health Care	4.9%
Consumer Staples	4.2%
Industrials	3.0%
Consumer Discretionary	2.8%
Information Technology	2.6%
Real Estate	2.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Al Rajhi Bank	12.7%
Saudi Arabian Oil Co.	8.9%
Saudi National Bank (The)	7.6%
Saudi Telecom Co.	6.3%
Saudi Basic Industries Corp.	4.9%
ACWA Power Co.	4.5%
Saudi Arabian Mining Co.	4.0%
Alinma Bank	2.8%
Riyad Bank	2.8%
Saudi Awwal Bank	2.6%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Saudi Arabia ETF
Annual Shareholder Report — August 31, 2024
KSA-08/24-AR

iShares MSCI UAE ETF
UAE | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI UAE ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI UAE ETF	$61	0.60%
How did the Fund perform last year?
  The growing prospect of lower interest rates in the United States helped the performance of emerging market stocks during the reporting period, but geopolitical concerns, weakening growth in China, and a stronger U.S. dollar weighed on equities.
  The Middle East was negatively impacted by cuts in oil production and falling energy prices and experienced significant volatility due to the ongoing war between Hamas and Israel.
  The United Arab Emirates (“UAE”) is one of the world’s ten largest oil producers, and its economy is highly dependent on oil and natural gas exports. However, the country is seeking to become less oil-dependent, and non-oil gross domestic product has significantly increased.
What contributed to performance?
Stocks in the financials sector contributed the most to the Fund’s return for the reporting period. Diversified banks were positively impacted by strong credit growth, higher interest rates, and a growing trend toward digital transformation. The UAE is considered to be one of the top real estate markets in the world, and companies engaging in real estate have benefited from the country’s relaxed visa requirements and high-net-worth individuals seeking luxury investments.
What detracted from performance?
The industrials sector, particularly among industrial conglomerates and holding companies, detracted from the Fund’s return during the reporting period. Consumer discretionary stocks were adversely affected by ongoing geopolitical tensions, particularly among hotels, restaurants, and leisure operators. In the energy sector, companies in the integrated oil and gas, and the oil and gas drilling industries detracted from the Fund’s return. Oil and gas prices continued to come under negative pricing pressures during the reporting period, hampered by geopolitical tensions and supply concerns.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	3.34%	5.20%	(0.68	) %
Fund Market	4.41	5.67	(0.57)
MSCI Emerging Markets Index	15.07	4.79	2.56
MSCI All UAE Capped Index	3.23	6.20	0.04
Key Fund statistics
Net Assets	$35,655,081
Number of Portfolio Holdings	47
Net Investment Advisory Fees	$221,076
Portfolio Turnover Rate	43%
The Fund has added the MSCI Emerging Markets Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	37.9%
Real Estate	21.8%
Communication Services	16.3%
Industrials	9.0%
Consumer Discretionary	6.1%
Energy	4.7%
Utilities	2.2%
Consumer Staples	1.5%
Information Technology	0.5%
Health Care	0.0	% (b)
Ten largest holdings
Security	Percent of Total Investments(a)
Emirates Telecommunications Group Co. PJSC	15.4%
First Abu Dhabi Bank PJSC	14.5%
Emaar Properties PJSC	13.7%
Aldar Properties PJSC	4.5%
Abu Dhabi Commercial Bank PJSC	4.4%
Abu Dhabi Islamic Bank PJSC	4.4%
Emirates NBD Bank PJSC	4.4%
Dubai Islamic Bank PJSC	4.4%
ADNOC Drilling Co. PJSC	3.4%
Abu Dhabi National Oil Co. for Distribution PJSC	3.3%
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI UAE ETF
Annual Shareholder Report — August 31, 2024
UAE-08/24-AR

iShares MSCI United Kingdom ETF
EWU | NYSE Arca
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI United Kingdom ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI United Kingdom ETF	$56	0.50%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the Bank of England followed suit in August; the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates.
  Powered by artificial intelligence, information technology stocks led the market for most of the reporting period. However, market sentiment pivoted toward more defensive sectors late in the reporting period amid growing uncertainty surrounding economic growth, geopolitics, and the upcoming U.S. presidential election.
What contributed to performance?
Stocks in the financials sector contributed the most to the Fund’s return during the reporting period, led by the banking industry. Despite a challenging risk environment, strong earnings and ample liquidity supported a rise in valuations for most major U.K. banks, which remain well-capitalized and resilient. Net interest margins (the difference between the rates banks charge for loans and the rates they pay for deposits) declined but remained slightly elevated due to still-high interest rates. Industrial stocks also contributed to performance, most notably within the capital goods industry. An aerospace and defense company benefited from increased demand in the freighter market driven by e-commerce trends and declining orders for a dominant competitor embroiled in controversy. Stocks in the healthcare sector also contributed, led by the pharmaceutical, biotechnology, and life sciences industry.
What detracted from performance?
There were no notable detractors from the Fund’s performance during the reporting period that ended August 31, 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	22.02%	8.20%	3.01%
Fund Market	22.33	8.22	3.03
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI United Kingdom Index	21.98	8.72	3.51
Key Fund statistics
Net Assets	$3,256,724,499
Number of Portfolio Holdings	81
Net Investment Advisory Fees	$13,485,828
Portfolio Turnover Rate	10%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	19.7%
Consumer Staples	18.0%
Health Care	14.6%
Industrials	13.4%
Energy	12.2%
Materials	7.4%
Consumer Discretionary	5.7%
Utilities	4.5%
Communication Services	2.7%
Information Technology	1.0%
Real Estate	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
AstraZeneca PLC	10.5%
Shell PLC	8.6%
HSBC Holdings PLC	6.3%
Unilever PLC	6.2%
BP PLC	3.6%
GSK PLC	3.5%
RELX PLC	3.4%
British American Tobacco PLC	2.9%
Diageo PLC	2.8%
Rio Tinto PLC	2.7%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI United Kingdom ETF
Annual Shareholder Report — August 31, 2024
EWU-08/24-AR

iShares MSCI United Kingdom Small-Cap ETF
EWUS | Cboe BZX
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI United Kingdom Small-Cap ETF	$66	0.59%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the Bank of England followed suit in August; the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates.
  Powered by artificial intelligence, information technology stocks led the market for most of the reporting period. However, market sentiment pivoted toward more defensive sectors late in the reporting period amid growing uncertainty surrounding economic growth, geopolitics, and the upcoming U.S. presidential election.
What contributed to performance?
Stocks in the financials sector contributed the most to the Fund’s performance during the reporting period, led by the financial services industry. As economic conditions stabilized and inflation gradually cooled, increased investor confidence led to higher inflows for asset management firms and custody banks. Industrials stocks also contributed to performance during the reporting period, most notably among trading companies and distributors. A British distribution group acquired a leading distributor of aerospace fasteners, a critical component in aircraft manufacturing, adding to their established position in the industry and expanding their reach into the United States and key markets in Europe.
What detracted from performance?
During the reporting period, stocks in the healthcare sector detracted the most from the Fund’s return, led by the pharmaceutical, biotechnology, and life sciences industry. The stock of a specialty pharmaceuticals business dropped after it discontinued production of its schizophrenia drug and sales of its best-selling opioid addiction treatment slowed as a new treatment at a rival company entered the market.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2014 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	22.34%	4.36%	2.43%
Fund Market	22.19	4.30	2.45
MSCI ACWI ex USA Index	18.21	7.56	4.42
MSCI United Kingdom Small Cap Index	22.70	4.93	3.01
Key Fund statistics
Net Assets	$62,338,206
Number of Portfolio Holdings	235
Net Investment Advisory Fees	$261,015
Portfolio Turnover Rate	13%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	20.8%
Financials	20.3%
Consumer Discretionary	15.3%
Real Estate	12.5%
Consumer Staples	6.7%
Information Technology	6.2%
Materials	6.2%
Communication Services	5.4%
Health Care	2.8%
Energy	2.1%
Utilities	1.7%
Ten largest holdings
Security	Percent of Total Investments(a)
Marks & Spencer Group PLC	2.1%
DS Smith PLC	1.9%
Intermediate Capital Group PLC	1.9%
Diploma PLC	1.8%
Howden Joinery Group PLC	1.6%
Weir Group PLC (The)	1.6%
Beazley PLC	1.5%
IMI PLC	1.4%
B&M European Value Retail SA	1.3%
Rightmove PLC	1.3%
(a)	Excludes money market funds.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI United Kingdom Small-Cap ETF
Annual Shareholder Report — August 31, 2024
EWUS-08/24-AR

iShares MSCI Water Management Multisector ETF
IWTR | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares MSCI Water Management Multisector ETF (the “Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Water Management Multisector ETF	$51	0.47%
How did the Fund perform last year?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates, while the Bank of Japan exited its zero-interest rate policy that it had held since 2016.
  Governments and businesses continued to invest in technologies to improve water access, quality, and management during the reporting period.
What contributed to performance?
Companies in the United States were the largest contributors to the Fund’s performance. Within the industrials sector, firms focused on industrial machinery and supplies and components, particularly those that manufacture products and equipment used for water conservation and treatment projects, advanced on growing demand.
What detracted from performance?
Companies in the United Kingdom detracted from the Fund’s performance during the reporting period. In the consumer staples sector, a major distiller faced headwinds as large unsold inventory due to lower sales caused the firm to miss profit expectations and warn of continued challenges ahead.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 20, 2022 through August 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	17.78%	16.29%
Fund Market	17.35	16.15
MSCI All Country World Index	23.44	21.01
MSCI ACWI IMI Sustainable Water Transition Extended Capped Index	17.81	16.20
Key Fund statistics
Net Assets	$6,318,072
Number of Portfolio Holdings	56
Net Investment Advisory Fees	$27,514
Portfolio Turnover Rate	53%
The Fund has added the MSCI All Country World Index in response to new regulatory requirements.
The inception date of the Fund was September 20, 2022. The first day of secondary market trading was September 22, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	33.3%
Information Technology	21.7%
Consumer Discretionary	14.3%
Utilities	12.8%
Materials	11.6%
Health Care	6.3%
Real Estate	0.0	% (b)
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	49.0%
Japan	10.7%
Taiwan	8.7%
Switzerland	6.4%
Brazil	5.1%
France	4.6%
United Kingdom	3.2%
Saudi Arabia	2.8%
Austria	2.6%
China	2.0%
Other#	4.9%
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Water Management Multisector ETF
Annual Shareholder Report — August 31, 2024
IWTR-08/24-AR

iShares Paris-Aligned Climate MSCI World ex USA ETF
PABD | NASDAQ
Annual Shareholder Report — August 31, 2024

This annual shareholder report contains important information about iShares Paris-Aligned Climate MSCI World ex USA ETF (the “Fund”) for the period of January 17, 2024 to August 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Paris-Aligned Climate MSCI World ex USA ETF	$8(a)	0.12%(b)
(a)	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.
(b)	Annualized.
How did the Fund perform during the period?
  Global stocks registered solid gains during the reporting period as investor confidence increased due to several central banks cutting interest rates, a slowdown in pricing pressures, and robust corporate earnings.
  The European Central Bank cut its primary lending rate in June, and the U.S. Federal Reserve Bank provided strong indications that it would soon lower interest rates. Conversely, the Bank of Japan exited its zero-interest rate policy that it had held since 2016, raising its short-term policy rate and suggesting that more hikes would be forthcoming.
  The 2015 Paris Climate Accord set emissions goals for its nearly 200 signatory countries with the goal of limiting climate change to well below two degrees Celsius, above pre-industrial levels and preferably below 1.5 degrees.
  Climate change has become an increasingly important investment topic.
What contributed to performance?
Canadian stocks contributed the most to the Fund’s performance during the reporting period. Driven by capital market business strength and a robust investment banking environment, the profits of a handful of large Canadian banks surpassed expectations. In the United Kingdom, financials stocks were also strong performers. Diversified banks delivered solid earnings amid increased consumer activity in wealth management divisions, growing economic optimism, and resilient net interest margins (the ratio of interest income minus interest expense divided by earning assets).
What detracted from performance?
Stocks in Portugal modestly detracted from the Fund’s return during the reporting period. In particular, an electrics utilities firm fell amid rising costs and project delays.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: January 17, 2024 through August 31, 2024
Initial investment of $10,000
Average annual total returns
As of the date of this report, the Fund does not have a full fiscal year of performance information to report.
Key Fund statistics
Net Assets	$53,888,101
Number of Portfolio Holdings	451
Net Investment Advisory Fees	$32,283
Portfolio Turnover Rate	16%
The Fund has added the MSCI ACWI ex USA Index in response to new regulatory requirements
The inception date of the Fund was January 17, 2024. The first day of secondary market trading was January 19, 2024.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2024)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	24.6%
Industrials	17.1%
Health Care	14.6%
Information Technology	10.1%
Consumer Discretionary	9.9%
Real Estate	6.1%
Materials	5.5%
Consumer Staples	5.4%
Utilities	3.7%
Communication Services	2.7%
Energy	0.3%
Country/Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	19.8%
Canada	12.3%
United Kingdom	10.3%
Switzerland	10.1%
France	9.6%
Australia	6.7%
Germany	6.6%
Netherlands	4.2%
Denmark	3.8%
Spain	3.0%
Other#	13.6%
(a)	Excludes money market funds.
#	Ten largest country/geographic regions are presented. Additional country/geographic regions are found in Other.
Additional Information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Paris-Aligned Climate MSCI World ex USA ETF
Annual Shareholder Report — August 31, 2024
PABD-08/24-AR

(b) Not applicable

Item 2 –	Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –	Audit Committee Financial Expert - The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Richard L. Fagnani
Madhav V. Rajan

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-two series of the registrant for which the fiscal year-end is August 31, 2024 (the “Funds”), and whose annual financial statements are reported in Item 7.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $102,500 for the fiscal year ended August 31, 2023 and $514,000 for the fiscal year ended August 31, 2024.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2023 and August 31, 2024 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $77,600 for the fiscal year ended August 31, 2023 and $310,400 for the fiscal year ended August 31, 2024. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2023 and August 31, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures – The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $77,600 for the fiscal year ended August 31, 2023 and $310,400 for the fiscal year ended August 31, 2024.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard L. Fagnani Laura F. Fergerson Cecilia H. Herbert Madhav V. Rajan

(b) Not applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ
• iShares ESG Advanced MSCI EM ETF | EMXF | NASDAQ

2

Schedule of Investments
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 4.7%
ASX Ltd.	15,824	$655,127
BlueScope Steel Ltd.	36,362	506,593
Brambles Ltd.	113,598	1,400,354
CAR Group Ltd.	29,236	750,339
Cochlear Ltd.	5,354	1,086,988
Computershare Ltd.	43,407	834,512
CSL Ltd.	39,436	8,189,850
Dexus	91,518	444,798
Goodman Group	139,496	3,147,007
GPT Group (The)	160,018	529,586
James Hardie Industries PLC(a)	35,085	1,308,777
Mirvac Group	323,637	444,405
Northern Star Resources Ltd.	94,316	963,030
Orica Ltd.	39,764	476,973
Pilbara Minerals Ltd.(b)	232,076	464,634
Pro Medicus Ltd.	4,709	481,869
QBE Insurance Group Ltd.	122,176	1,302,883
Ramsay Health Care Ltd.	15,260	428,376
REA Group Ltd.	4,334	641,955
Reece Ltd.	18,583	343,040
Scentre Group	423,101	980,367
SEEK Ltd.	28,870	449,539
Sonic Healthcare Ltd.	37,204	696,160
Stockland	198,368	669,909
Suncorp Group Ltd.	103,652	1,237,876
Transurban Group	251,465	2,298,214
Vicinity Ltd.	327,111	489,465
WiseTech Global Ltd.	13,573	1,093,701
Xero Ltd.(a)	11,810	1,145,433
		33,461,760
Austria — 0.3%
Erste Group Bank AG	27,395	1,499,459
Verbund AG	5,869	498,878
voestalpine AG	8,628	210,525
		2,208,862
Belgium — 1.0%
Ageas SA/NV	13,205	678,774
Argenx SE(a)	4,846	2,504,228
D'ieteren Group	1,690	410,271
Elia Group SA/NV	2,711	297,219
Groupe Bruxelles Lambert NV	7,223	557,723
KBC Group NV	18,885	1,470,519
Lotus Bakeries NV	34	427,722
Sofina SA	1,189	289,749
Warehouses De Pauw CVA	14,821	396,676
		7,032,881
Denmark — 6.8%
AP Moller - Maersk A/S, Class A	239	347,612
AP Moller - Maersk A/S, Class B, NVS	371	554,752
Demant A/S(a)	8,368	353,818
DSV A/S	13,968	2,496,169
Genmab A/S(a)	5,064	1,408,362
Novo Nordisk A/S, Class B	262,886	36,517,532
Novonesis (Novozymes) B, Class B	28,798	1,999,371
Pandora A/S	6,729	1,178,606
Rockwool A/S, Class B	759	329,329
Tryg A/S	28,468	634,942
Vestas Wind Systems A/S(a)	82,272	1,879,748
Security	Shares	Value
Denmark (continued)
Zealand Pharma A/S(a)	5,196	$684,566
		48,384,807
Finland — 1.6%
Elisa OYJ	11,967	599,262
Kesko OYJ, Class B	22,682	459,538
Kone OYJ, Class B	27,561	1,486,599
Metso OYJ	47,819	485,171
Nokia OYJ	437,778	1,929,857
Nordea Bank Abp	257,820	3,046,276
Orion OYJ, Class B	8,904	472,144
Sampo OYJ, Class A	37,575	1,675,142
Wartsila OYJ Abp	40,750	898,763
		11,052,752
France — 9.5%
Accor SA	15,517	654,271
Aeroports de Paris SA	2,565	335,864
Air Liquide SA	47,107	8,792,426
Amundi SA(c)	4,742	356,105
AXA SA	147,615	5,618,095
BioMerieux	3,202	370,554
Bureau Veritas SA	25,611	843,136
Capgemini SE	12,608	2,611,919
Cie Generale des Etablissements Michelin SCA	55,118	2,164,176
Covivio SA/France	4,117	229,165
Dassault Systemes SE	54,342	2,123,673
Edenred SE	20,033	843,176
Eiffage SA	5,711	599,456
EssilorLuxottica SA	24,241	5,748,358
Eurazeo SE	3,427	269,963
Eurofins Scientific SE	10,849	619,264
Euronext NV(c)	6,554	699,930
Gecina SA	3,489	383,404
Getlink SE	25,133	453,261
Hermes International SCA	2,583	6,182,306
Ipsen SA	2,863	347,181
Klepierre SA	17,783	530,846
Legrand SA	21,313	2,387,131
Publicis Groupe SA	18,558	2,046,825
Rexel SA	17,555	442,952
Sartorius Stedim Biotech	2,336	474,620
Schneider Electric SE	44,573	11,370,569
SEB SA	1,891	196,909
Sodexo SA	7,155	636,686
STMicroelectronics NV	55,445	1,787,883
Teleperformance SE	4,402	479,659
Unibail-Rodamco-Westfield, New	9,437	754,621
Vinci SA	40,563	4,847,879
Vivendi SE	57,801	648,405
		66,850,668
Germany — 7.9%
Bechtle AG	6,949	299,440
Beiersdorf AG	8,184	1,183,406
Brenntag SE	10,633	790,705
Carl Zeiss Meditec AG, Bearer	3,437	252,314
Commerzbank AG	80,948	1,200,197
Continental AG	8,968	606,386
Covestro AG(a)(c)	15,399	943,978
CTS Eventim AG & Co. KGaA	5,041	474,842
Deutsche Boerse AG	15,566	3,499,567
Deutsche Post AG, Registered	83,310	3,616,117
Evonik Industries AG	21,190	470,197
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
GEA Group AG	12,564	$591,083
Hannover Rueck SE	4,978	1,412,330
Henkel AG & Co. KGaA	8,794	731,262
Infineon Technologies AG	106,981	3,926,115
Knorr-Bremse AG	5,879	483,431
LEG Immobilien SE	6,107	589,752
Merck KGaA	10,553	2,059,507
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	10,961	5,930,373
Nemetschek SE	4,861	509,010
Qiagen NV, NVS	18,333	843,280
Rational AG	419	422,936
SAP SE	85,311	18,720,927
Scout24 SE(c)	6,199	472,890
Siemens Healthineers AG(c)	23,237	1,354,262
Symrise AG, Class A	10,917	1,440,589
Talanx AG(a)	5,400	465,249
Vonovia SE	60,256	2,082,758
Zalando SE(a)(c)	18,308	474,675
		55,847,578
Hong Kong — 2.3%
AIA Group Ltd.	907,800	6,393,344
BOC Hong Kong Holdings Ltd.	302,000	947,954
Futu Holdings Ltd., ADR(a)(b)	4,476	284,495
Hang Seng Bank Ltd.	61,600	741,749
HKT Trust & HKT Ltd., Class SS	319,000	405,036
Hong Kong Exchanges & Clearing Ltd.	97,700	2,981,140
Hongkong Land Holdings Ltd.	93,700	351,581
Link REIT	208,400	979,380
MTR Corp. Ltd.	129,500	455,281
Sino Land Co. Ltd.	308,000	329,382
Sun Hung Kai Properties Ltd.	118,500	1,151,278
Swire Pacific Ltd., Class A	33,500	284,355
WH Group Ltd.(c)	677,000	491,008
Wharf Holdings Ltd. (The)	86,000	225,113
Wharf Real Estate Investment Co. Ltd.	141,000	409,440
		16,430,536
Ireland — 0.4%
AIB Group PLC	141,201	850,297
Bank of Ireland Group PLC	79,985	918,829
Kerry Group PLC, Class A	12,376	1,242,843
		3,011,969
Israel — 0.7%
Check Point Software Technologies Ltd.(a)(b)	7,256	1,396,780
CyberArk Software Ltd.(a)	3,497	1,002,730
Global-e Online Ltd.(a)(b)	8,032	276,461
Monday.com Ltd.(a)	3,031	805,913
Nice Ltd.(a)	5,150	897,490
Wix.com Ltd.(a)	4,292	715,133
		5,094,507
Italy — 2.1%
Amplifon SpA	10,269	332,070
DiaSorin SpA	1,763	203,396
FinecoBank Banca Fineco SpA	49,879	855,749
Generali	83,080	2,292,958
Infrastrutture Wireless Italiane SpA(c)	27,123	324,886
Intesa Sanpaolo SpA	1,192,080	4,982,154
Mediobanca Banca di Credito Finanziario SpA	40,471	685,499
Moncler SpA	17,771	1,090,248
Nexi SpA(a)(c)	45,457	318,083
Poste Italiane SpA(c)	36,962	514,650
Security	Shares	Value
Italy (continued)
Prysmian SpA	21,971	$1,547,492
Recordati Industria Chimica e Farmaceutica SpA	8,264	485,211
Telecom Italia SpA/Milano(a)	734,028	194,273
Terna - Rete Elettrica Nazionale	117,923	1,026,751
		14,853,420
Japan — 25.4%
Advantest Corp.	62,700	2,886,679
Aeon Co. Ltd.	53,600	1,342,683
Ajinomoto Co. Inc.	37,900	1,458,866
ANA Holdings Inc.	12,800	258,738
Asahi Kasei Corp.	102,000	722,368
Asics Corp.	55,700	1,105,186
Astellas Pharma Inc.	146,900	1,825,520
Bandai Namco Holdings Inc.	48,200	1,035,499
Brother Industries Ltd.	19,500	364,577
Canon Inc.	76,700	2,634,210
Capcom Co. Ltd.	28,400	620,861
Central Japan Railway Co.	62,700	1,451,423
Chiba Bank Ltd. (The)	45,500	385,407
Chugai Pharmaceutical Co. Ltd.	54,800	2,766,440
Concordia Financial Group Ltd.	87,800	498,234
Dai Nippon Printing Co. Ltd.	16,000	577,905
Daifuku Co. Ltd.	25,700	496,175
Dai-ichi Life Holdings Inc.	73,700	2,128,219
Daiichi Sankyo Co. Ltd.	150,800	6,330,224
Daito Trust Construction Co. Ltd.	4,800	592,426
Daiwa House Industry Co. Ltd.	45,900	1,413,653
Daiwa Securities Group Inc.	108,700	808,260
Denso Corp.	153,500	2,382,918
Dentsu Group Inc.	16,400	504,358
Disco Corp.	7,600	2,203,349
East Japan Railway Co.	73,900	1,416,804
Eisai Co. Ltd.	20,500	860,443
FANUC Corp.	76,600	2,261,183
FUJIFILM Holdings Corp.	91,600	2,470,414
Hamamatsu Photonics KK	11,800	314,877
Hankyu Hanshin Holdings Inc.	18,700	574,624
Hitachi Construction Machinery Co. Ltd.	8,300	204,471
Hoshizaki Corp.	8,500	274,937
Hoya Corp.	28,700	4,073,297
Hulic Co. Ltd.	32,200	333,613
Ibiden Co. Ltd.	9,900	345,126
Japan Airlines Co. Ltd.	11,400	191,407
Japan Exchange Group Inc.	40,500	939,806
Japan Post Bank Co. Ltd.	118,600	1,114,660
Japan Post Insurance Co. Ltd.	15,500	293,672
Japan Real Estate Investment Corp.	111	445,962
Kajima Corp.	32,600	596,944
Kao Corp.	38,100	1,707,324
KDDI Corp.	125,300	4,227,261
Keisei Electric Railway Co. Ltd.	10,700	338,517
Keyence Corp.	15,900	7,638,670
Kikkoman Corp.	55,300	625,851
Kobe Bussan Co. Ltd.	12,400	357,906
Komatsu Ltd.	74,700	2,090,288
Konami Group Corp.	8,200	743,293
Kubota Corp.	80,000	1,125,605
Kyocera Corp.	105,300	1,304,413
Kyowa Kirin Co. Ltd.	19,900	454,373
LY Corp.	207,300	568,106
MatsukiyoCocokara & Co.	27,700	448,312
McDonald's Holdings Co. Japan Ltd.(b)	7,400	325,035
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
MEIJI Holdings Co. Ltd.	19,500	$484,245
Minebea Mitsumi Inc.	29,600	626,548
Mitsubishi Chemical Group Corp.	110,300	644,617
Mitsubishi Estate Co. Ltd.	93,100	1,601,778
Mitsubishi HC Capital Inc.	64,900	468,776
Mitsui Chemicals Inc.	12,900	345,750
Mitsui Fudosan Co. Ltd.	217,500	2,355,959
MonotaRO Co. Ltd.	19,500	308,435
MS&AD Insurance Group Holdings Inc.	104,900	2,418,005
Murata Manufacturing Co. Ltd.	138,300	2,898,840
NEC Corp.	20,100	1,781,378
Nidec Corp.	34,000	1,386,308
Nippon Building Fund Inc.	130	583,363
Nippon Paint Holdings Co. Ltd.	77,100	488,551
Nippon Prologis REIT Inc.	190	334,709
Nippon Sanso Holdings Corp.	13,500	465,188
Nippon Yusen KK	37,600	1,364,086
Nissin Foods Holdings Co. Ltd.	16,700	436,413
Nitori Holdings Co. Ltd.	6,500	952,442
Nitto Denko Corp.	11,500	964,371
Nomura Real Estate Holdings Inc.	8,600	247,732
Nomura Research Institute Ltd.	31,000	1,042,755
NTT Data Group Corp.	51,200	780,818
Obayashi Corp.	52,900	680,306
Omron Corp.	14,300	593,062
Ono Pharmaceutical Co. Ltd.	31,200	461,240
Oracle Corp./Japan	3,100	280,738
Oriental Land Co. Ltd./Japan	88,800	2,428,462
Otsuka Corp.	19,100	454,394
Otsuka Holdings Co. Ltd.	34,200	2,016,250
Pan Pacific International Holdings Corp.	30,900	790,999
Rakuten Group Inc.(a)	121,800	865,700
Recruit Holdings Co. Ltd.	121,100	7,552,028
Renesas Electronics Corp.	138,000	2,402,507
Resona Holdings Inc.	170,400	1,211,806
Ricoh Co. Ltd.	45,300	476,431
Rohm Co. Ltd.	29,200	368,819
SCSK Corp.	12,800	257,404
Secom Co. Ltd.	17,200	1,255,042
Seiko Epson Corp.	22,800	426,303
Sekisui Chemical Co. Ltd.	31,200	476,119
Sekisui House Ltd.	48,800	1,261,330
SG Holdings Co. Ltd.	27,000	292,253
Shimadzu Corp.	19,400	648,162
Shin-Etsu Chemical Co. Ltd.	147,000	6,507,422
Shionogi & Co. Ltd.	20,600	959,590
Shiseido Co. Ltd.	32,500	724,275
Shizuoka Financial Group Inc., NVS	35,700	318,690
SMC Corp.	4,600	2,133,333
SoftBank Corp.	234,400	3,279,638
SoftBank Group Corp.	83,900	4,871,035
Sompo Holdings Inc.	76,400	1,803,966
SUMCO Corp.	29,200	337,325
Sumitomo Electric Industries Ltd.	58,100	968,512
Sumitomo Metal Mining Co. Ltd.	19,800	548,723
Sumitomo Mitsui Financial Group Inc.	102,200	6,744,503
Sumitomo Mitsui Trust Holdings Inc.	52,900	1,318,261
Sumitomo Realty & Development Co. Ltd.	23,200	794,696
Suntory Beverage & Food Ltd.	11,500	422,894
Sysmex Corp.	41,100	797,035
T&D Holdings Inc.	39,700	672,641
Taisei Corp.	13,200	599,771
Security	Shares	Value
Japan (continued)
Terumo Corp.	109,500	$2,036,093
TIS Inc.	17,800	446,086
Tokio Marine Holdings Inc.	153,300	5,833,753
Tokyo Electron Ltd.	36,700	6,605,277
Tokyu Corp.	41,400	506,427
Toppan Holdings Inc.	19,500	588,758
Toray Industries Inc.	113,200	585,110
TOTO Ltd.	11,800	409,551
Trend Micro Inc./Japan	10,400	625,279
Unicharm Corp.	33,000	1,144,957
West Japan Railway Co.	35,700	680,793
Yakult Honsha Co. Ltd.	21,000	443,676
Yamaha Motor Co. Ltd.	67,900	595,000
Yaskawa Electric Corp.	19,400	646,396
Yokogawa Electric Corp.	18,200	513,347
Zensho Holdings Co. Ltd.	8,000	417,750
ZOZO Inc.	10,800	343,869
		179,866,226
Netherlands — 8.9%
ABN AMRO Bank NV, CVA(c)	37,663	647,319
Adyen NV(a)(c)	1,775	2,619,551
Aegon Ltd.	110,826	678,748
AerCap Holdings NV	15,915	1,550,439
Akzo Nobel NV	14,217	909,513
ASM International NV	3,464	2,358,562
ASML Holding NV	32,644	29,439,465
ASR Nederland NV	13,046	639,358
BE Semiconductor Industries NV	6,374	840,569
Coca-Cola Europacific Partners PLC	17,398	1,400,365
DSM-Firmenich AG	15,168	2,070,754
EXOR NV, NVS	8,249	920,441
IMCD NV	4,648	761,144
ING Groep NV	269,745	4,904,538
InPost SA(a)	16,604	306,776
JDE Peet's NV	9,611	219,879
Koninklijke KPN NV	332,161	1,356,607
NN Group NV	22,110	1,084,414
OCI NV	8,374	265,752
Prosus NV	115,549	4,283,117
Randstad NV	9,301	448,678
Universal Music Group NV	67,242	1,759,289
Wolters Kluwer NV	20,466	3,499,831
		62,965,109
New Zealand — 0.4%
Auckland International Airport Ltd.	104,427	495,168
Fisher & Paykel Healthcare Corp. Ltd.	47,485	1,059,904
Mercury NZ Ltd.	58,994	231,082
Meridian Energy Ltd.	117,905	467,311
Spark New Zealand Ltd.	145,271	325,225
		2,578,690
Norway — 0.6%
DNB Bank ASA	72,942	1,540,846
Gjensidige Forsikring ASA	15,841	280,535
Mowi ASA	37,767	657,034
Orkla ASA	58,396	519,145
Salmar ASA	5,602	290,867
Telenor ASA	51,767	641,862
Yara International ASA	13,233	384,613
		4,314,902
Portugal — 0.1%
EDP Renovaveis SA	28,165	450,554
5
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Portugal (continued)
Jeronimo Martins SGPS SA	23,057	$426,656
		877,210
Singapore — 1.9%
CapitaLand Ascendas REIT	316,699	698,223
CapitaLand Integrated Commercial Trust	440,781	716,186
CapitaLand Investment Ltd./Singapore	195,900	406,948
DBS Group Holdings Ltd.	163,120	4,555,011
Grab Holdings Ltd., Class A(a)	166,006	534,539
Oversea-Chinese Banking Corp. Ltd.	279,900	3,119,898
Singapore Airlines Ltd.(b)	123,400	593,938
Singapore Exchange Ltd.	62,400	517,668
United Overseas Bank Ltd.	103,200	2,480,825
		13,623,236
Spain — 1.6%
ACS Actividades de Construccion y Servicios SA	16,772	761,623
Aena SME SA(c)	6,287	1,265,233
Amadeus IT Group SA	37,065	2,500,997
Banco de Sabadell SA	446,188	957,480
CaixaBank SA	300,013	1,807,022
Cellnex Telecom SA(c)	43,308	1,672,341
Ferrovial SE	43,443	1,816,500
Grifols SA(a)	23,235	256,031
Redeia Corp. SA	7,817	148,472
		11,185,699
Sweden — 4.9%
AddTech AB, Class B	21,030	664,748
Assa Abloy AB, Class B	81,514	2,633,559
Atlas Copco AB, Class A	219,627	3,995,705
Atlas Copco AB, Class B	126,472	2,016,820
Beijer Ref AB, Class B	28,789	496,718
Boliden AB	22,143	676,438
Epiroc AB, Class A	52,756	1,017,458
Epiroc AB, Class B	31,857	565,601
EQT AB	30,272	1,014,800
Essity AB, Class B	50,194	1,524,299
Hexagon AB, Class B	170,866	1,749,079
Holmen AB, Class B	6,129	250,726
Husqvarna AB, Class B	27,912	188,691
Industrivarden AB, Class A	10,505	377,573
Industrivarden AB, Class C	13,405	481,487
Indutrade AB	21,988	691,073
Investment AB Latour, Class B	12,535	377,463
Investor AB, Class B	142,267	4,236,063
Lifco AB, Class B	19,390	648,775
Nibe Industrier AB, Class B	123,658	611,256
Sagax AB, Class B	17,674	464,954
Sandvik AB	85,759	1,826,956
Securitas AB, Class B	40,310	471,281
Skandinaviska Enskilda Banken AB, Class A	129,807	1,999,001
Skanska AB, Class B	27,651	558,087
SKF AB, Class B	26,484	501,837
Svenska Cellulosa AB SCA, Class B	49,360	685,248
Svenska Handelsbanken AB, Class A	119,483	1,232,593
Swedish Orphan Biovitrum AB(a)	15,851	493,983
Tele2 AB, Class B	44,657	506,665
Telia Co. AB	196,337	608,809
Trelleborg AB, Class B	17,308	675,939
Volvo AB, Class B	1,009	26,830
Volvo Car AB, Class B(a)	55,200	158,091
		34,428,606
Security	Shares	Value
Switzerland — 10.8%
ABB Ltd., Registered	129,318	$7,436,664
Adecco Group AG, Registered	13,619	464,334
Alcon Inc.	40,809	3,976,326
Bachem Holding AG	2,856	273,943
Baloise Holding AG, Registered	3,571	690,720
Banque Cantonale Vaudoise, Registered	2,400	257,067
Geberit AG, Registered	2,712	1,734,792
Givaudan SA, Registered	757	3,888,217
Helvetia Holding AG, Registered	3,010	477,330
Julius Baer Group Ltd.	16,610	971,991
Kuehne + Nagel International AG, Registered	3,948	1,225,098
Logitech International SA, Registered	12,749	1,158,011
Lonza Group AG, Registered	5,894	3,877,086
Novartis AG, Registered	161,092	19,462,838
Partners Group Holding AG	1,854	2,682,242
Sandoz Group AG	33,415	1,461,532
Schindler Holding AG, Participation Certificates, NVS	3,398	945,438
Schindler Holding AG, Registered	1,766	477,687
SGS SA	12,554	1,402,080
SIG Group AG	24,882	525,548
Sika AG, Registered	12,425	4,000,018
Sonova Holding AG, Registered	4,143	1,448,559
Straumann Holding AG	9,094	1,347,435
Swatch Group AG (The), Bearer	2,594	543,447
Swatch Group AG (The), Registered	2,787	116,173
Swiss Life Holding AG, Registered	2,350	1,905,056
Swiss Prime Site AG, Registered	6,517	733,800
Swiss Re AG	24,634	3,365,616
Swisscom AG, Registered	2,133	1,348,420
Temenos AG, Registered	4,894	340,816
VAT Group AG(c)	2,193	1,137,736
Zurich Insurance Group AG	11,971	6,948,875
		76,624,895
United Kingdom — 7.2%
3i Group PLC	79,553	3,341,594
Admiral Group PLC	21,278	817,218
Antofagasta PLC	31,820	776,931
Ashtead Group PLC	35,438	2,523,329
Associated British Foods PLC	27,321	896,257
Auto Trader Group PLC(c)	73,521	825,782
Aviva PLC	218,582	1,453,733
Barratt Developments PLC	111,961	749,173
Berkeley Group Holdings PLC	8,759	575,862
Bunzl PLC	27,367	1,277,652
Coca-Cola HBC AG, Class DI	17,413	646,554
Compass Group PLC	138,701	4,383,682
Croda International PLC	10,762	583,075
Halma PLC	31,155	1,071,372
Informa PLC	108,533	1,194,925
InterContinental Hotels Group PLC	13,143	1,315,407
Intertek Group PLC	13,113	856,810
JD Sports Fashion PLC	212,359	387,076
Kingfisher PLC	150,555	565,744
Land Securities Group PLC	59,171	491,239
Legal & General Group PLC	484,904	1,432,097
London Stock Exchange Group PLC	38,993	5,263,370
M&G PLC	188,003	531,304
Mondi PLC, NVS	35,994	698,289
Pearson PLC	47,908	667,648
Persimmon PLC	25,397	550,261
Phoenix Group Holdings PLC	56,374	420,100
Prudential PLC	221,142	1,903,783
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
RELX PLC	152,849	$7,135,010
Rentokil Initial PLC	205,260	1,310,481
Sage Group PLC (The)	82,175	1,094,183
Schroders PLC	61,570	278,702
Segro PLC	104,570	1,203,918
Smiths Group PLC	28,187	670,571
Spirax Group PLC	5,746	584,549
Taylor Wimpey PLC	290,094	616,340
Whitbread PLC	14,365	546,151
Wise PLC, Class A(a)	54,062	502,269
WPP PLC	86,921	832,611
		50,975,052
Total Common Stocks — 99.1% (Cost: $598,549,564)		701,669,365
Preferred Stocks
Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	13,603	1,246,040
Sartorius AG, Preference Shares, NVS	2,140	591,277
		1,837,317
Total Preferred Stocks — 0.2% (Cost: $2,003,927)		1,837,317
Total Long-Term Investments — 99.3% (Cost: $600,553,491)		703,506,682
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	1,906,264	$1,907,408
Total Short-Term Securities — 0.3% (Cost: $1,907,208)		1,907,408
Total Investments — 99.6% (Cost: $602,460,699)		705,414,090
Other Assets Less Liabilities — 0.4%		2,653,503
Net Assets — 100.0%		$708,067,593

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,412,931	$494,036 (a)	$—	$350	$91	$1,907,408	1,906,264	$11,524 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	40,000	—	(40,000)(a)	—	—	—	—	13,952	—
				$350	$91	$1,907,408		$25,476	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	93	09/12/24	$1,741	$16,987
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index	49	09/20/24	$2,698	$45,786
				$62,773
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$62,773	$—	$—	$—	$62,773

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$405,353	$—	$—	$—	$405,353
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$27,115	$—	$—	$—	$27,115
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,948,512
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$13,401,387	$688,267,978	$—	$701,669,365
Preferred Stocks	—	1,837,317	—	1,837,317
Short-Term Securities
Money Market Funds	1,907,408	—	—	1,907,408
	$15,308,795	$690,105,295	$—	$705,414,090
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$62,773	$—	$62,773

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
9
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 2.5%
B3 SA - Brasil Bolsa Balcao	126,364	$284,299
Banco Bradesco SA	34,889	87,533
Banco do Brasil SA	39,388	196,522
BRF SA(a)	13,167	61,280
CCR SA	22,998	54,068
Embraer SA(a)	15,962	132,631
Equatorial Energia SA	26,108	158,428
Hapvida Participacoes e Investimentos SA(a)(b)	111,778	84,092
Klabin SA	18,824	72,110
Localiza Rent a Car SA	20,797	152,658
Localiza Rent a Car SA, NVS(a)	220	1,585
Natura & Co. Holding SA	20,426	49,108
Raia Drogasil SA	29,433	143,929
Rede D'Or Sao Luiz SA(b)	18,096	102,521
Rumo SA	29,769	115,411
Sendas Distribuidora SA(a)	32,319	54,879
Telefonica Brasil SA	9,639	88,643
TIM SA/Brazil	19,118	60,584
TOTVS SA	12,444	66,173
		1,966,454
Chile — 0.6%
Banco de Chile	1,034,329	130,859
Banco de Credito e Inversiones SA	1,801	55,170
Banco Santander Chile	1,532,705	78,840
Cencosud SA	29,841	60,419
Empresas CMPC SA	25,326	43,738
Falabella SA(a)	20,391	72,082
Latam Airlines Group SA	3,474,701	44,911
		486,019
China — 19.5%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	2,300	4,519
AAC Technologies Holdings Inc.	16,500	70,097
Agricultural Bank of China Ltd., Class A	116,100	73,943
Agricultural Bank of China Ltd., Class H	634,000	279,263
Air China Ltd., Class A(a)	15,600	15,315
Alibaba Health Information Technology Ltd.(a)	126,000	48,178
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	8,400	7,906
Bank of China Ltd., Class A	47,900	32,349
Bank of China Ltd., Class H	1,818,000	821,416
Bank of Communications Co. Ltd., Class A	56,700	56,777
Bank of Communications Co. Ltd., Class H	196,000	141,637
Bank of Ningbo Co. Ltd., Class A	9,300	26,496
Bank of Suzhou Co. Ltd., Class A	4,200	4,151
BeiGene Ltd.(a)	15,815	234,053
Beijing Enterprises Water Group Ltd.	96,000	28,045
Beijing Kingsoft Office Software Inc., Class A	678	17,381
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	2,100	3,219
Beijing Tongrentang Co. Ltd., Class A	2,100	10,407
Bilibili Inc., Class Z(a)	5,240	75,493
BOC Aviation Ltd.(b)	4,600	39,642
Bosideng International Holdings Ltd.	84,000	41,258
China CITIC Bank Corp. Ltd., Class H	210,000	121,170
China Construction Bank Corp., Class A	13,000	13,803
China Construction Bank Corp., Class H	2,198,000	1,543,303
China Everbright Bank Co. Ltd., Class A	65,100	28,084
China Everbright Bank Co. Ltd., Class H	73,000	21,865
China Feihe Ltd.(b)	84,000	44,969
Security	Shares	Value
China (continued)
China International Capital Corp. Ltd., Class A	3,000	$12,099
China International Capital Corp. Ltd., Class H(b)	36,400	38,926
China Jushi Co. Ltd., Class A	4,171	5,880
China Life Insurance Co. Ltd., Class A	3,500	16,462
China Life Insurance Co. Ltd., Class H	172,000	258,425
China Literature Ltd.(a)(b)	9,600	30,170
China Mengniu Dairy Co. Ltd.	73,000	122,986
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	12,600	16,373
China Minsheng Banking Corp. Ltd., Class A	51,376	24,854
China Minsheng Banking Corp. Ltd., Class H	148,500	53,376
China Overseas Land & Investment Ltd.	86,500	135,984
China Pacific Insurance Group Co. Ltd., Class A	9,400	39,228
China Pacific Insurance Group Co. Ltd., Class H	60,600	157,064
China Railway Signal & Communication Corp. Ltd., Class A	8,600	6,308
China Resources Land Ltd.	73,000	204,574
China Resources Mixc Lifestyle Services Ltd.(b)	15,600	51,332
China Resources Pharmaceutical Group Ltd.(b)	42,000	29,572
China Ruyi Holdings Ltd.(a)	144,000	41,612
China Southern Airlines Co. Ltd., Class A(a)	17,700	14,202
China Tourism Group Duty Free Corp. Ltd., Class A	2,800	24,036
China Vanke Co. Ltd., Class A(a)	14,700	13,946
China Vanke Co. Ltd., Class H(a)	44,000	23,031
China Zheshang Bank Co. Ltd., Class A	29,820	11,020
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,100	10,067
Chow Tai Fook Jewellery Group Ltd.(c)	46,600	39,472
CITIC Securities Co. Ltd., Class A	16,800	45,632
CITIC Securities Co. Ltd., Class H	36,500	54,887
CNGR Advanced Material Co. Ltd., Class A	1,000	4,078
Contemporary Amperex Technology Co. Ltd., Class A	5,980	154,977
CSC Financial Co. Ltd., Class A	6,300	17,028
CSPC Innovation Pharmaceutical Co. Ltd., Class A	1,520	5,154
CSPC Pharmaceutical Group Ltd.	192,000	117,882
Far East Horizon Ltd.	42,000	29,354
Flat Glass Group Co. Ltd., Class A	2,400	5,711
Foxconn Industrial Internet Co. Ltd., Class A	17,700	51,221
Ganfeng Lithium Group Co. Ltd., Class A	2,400	9,229
Genscript Biotech Corp.(a)	26,000	39,219
Great Wall Motor Co. Ltd., Class A	4,200	13,676
Great Wall Motor Co. Ltd., Class H	52,500	75,026
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	2,124	8,615
Guotai Junan Securities Co. Ltd., Class A	10,500	21,823
Guoyuan Securities Co. Ltd., Class A	8,400	7,515
H World Group Ltd., ADR	4,666	142,033
Haitian International Holdings Ltd.	15,000	41,908
Haitong Securities Co. Ltd., Class A	12,600	15,306
Haitong Securities Co. Ltd., Class H	68,400	30,390
Hansoh Pharmaceutical Group Co. Ltd.(b)	28,000	71,413
Hengan International Group Co. Ltd.	14,000	44,842
Huadong Medicine Co. Ltd., Class A	2,100	8,710
Huatai Securities Co. Ltd., Class A	10,500	18,594
Huatai Securities Co. Ltd., Class H(b)	29,800	32,794
Huaxia Bank Co. Ltd., Class A	18,900	16,039
Hundsun Technologies Inc., Class A	2,978	6,846
IEIT Systems Co. Ltd., Class A	2,000	9,134
Industrial & Commercial Bank of China Ltd., Class A	91,800	77,378
Industrial & Commercial Bank of China Ltd., Class H	1,569,000	897,340
Industrial Bank Co. Ltd., Class A	29,400	68,357
Industrial Securities Co. Ltd., Class A	12,660	9,225
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	9,200	29,334
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Innovent Biologics Inc.(a)(b)	28,000	$151,771
JD Health International Inc.(a)(b)	25,600	76,258
JD.com Inc., Class A	56,300	760,958
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	9,000	55,828
Kanzhun Ltd., ADR	5,906	73,589
KE Holdings Inc., ADR	14,772	219,216
Kingdee International Software Group Co. Ltd.(a)	69,000	54,026
Kingsoft Corp. Ltd.	22,200	60,700
Kuaishou Technology(a)(b)	53,600	273,589
Li Auto Inc., Class A(a)	28,238	274,853
Lingyi iTech Guangdong Co., Class A	9,400	11,128
Longfor Group Holdings Ltd.(b)	46,000	51,438
Meituan, Class B(a)(b)	113,700	1,720,440
Midea Group Co. Ltd., Class A	4,800	43,790
MINISO Group Holding Ltd.	8,828	36,609
NetEase Inc.	44,175	710,096
Ninestar Corp., Class A(a)	1,900	6,678
Nongfu Spring Co. Ltd., Class H(b)	46,200	166,879
Orient Overseas International Ltd.	3,000	41,524
Orient Securities Co. Ltd., Class A	10,900	12,935
Pharmaron Beijing Co. Ltd., Class A	2,900	8,148
Ping An Bank Co. Ltd., Class A	27,200	38,918
Ping An Insurance Group Co. of China Ltd., Class A	14,700	91,094
Ping An Insurance Group Co. of China Ltd., Class H	153,500	726,706
Pop Mart International Group Ltd.(b)	12,600	73,781
Postal Savings Bank of China Co. Ltd., Class A	39,600	26,385
Postal Savings Bank of China Co. Ltd., Class H(b)	182,000	97,250
SF Holding Co. Ltd., Class A	7,000	35,797
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	58,800	33,407
Shanghai Electric Group Co. Ltd., Class A(a)	19,383	9,917
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	4,200	13,343
Shanghai M&G Stationery Inc., Class A	1,200	4,530
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,200	11,010
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	14,500	20,004
Shanghai Pudong Development Bank Co. Ltd., Class A	39,900	47,345
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,730	4,442
Shanghai Rural Commercial Bank Co. Ltd., Class A	12,899	11,987
Shengyi Technology Co. Ltd., Class A	3,200	7,972
Shenzhen Inovance Technology Co. Ltd., Class A	2,150	13,099
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,700	59,989
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	1,200	11,320
Shenzhou International Group Holdings Ltd.	18,900	154,370
Sino Biopharmaceutical Ltd.	238,000	97,696
Sinopharm Group Co. Ltd., Class H	30,000	69,428
Sunny Optical Technology Group Co. Ltd.	16,200	99,304
Sunwoda Electronic Co. Ltd., Class A	2,600	6,145
SUPCON Technology Co. Ltd., Class A	1,531	8,512
Suzhou Maxwell Technologies Co. Ltd., Class A	400	4,608
Tongcheng Travel Holdings Ltd.	29,600	54,878
Topsports International Holdings Ltd.(b)	51,000	18,890
Trip.com Group Ltd.(a)	12,600	593,497
Universal Scientific Industrial Shanghai Co. Ltd., Class A	2,000	4,478
Vipshop Holdings Ltd., ADR	8,496	106,540
Want Want China Holdings Ltd.	105,000	60,729
Will Semiconductor Co. Ltd. Shanghai, Class A	1,600	20,403
WuXi AppTec Co. Ltd., Class A	4,260	23,440
Security	Shares	Value
China (continued)
WuXi AppTec Co. Ltd., Class H(b)	7,440	$32,463
Wuxi Biologics Cayman Inc.(a)(b)	81,000	115,295
Xinyi Solar Holdings Ltd.	112,000	43,430
XPeng Inc.(a)	28,236	113,401
Yadea Group Holdings Ltd.(b)	28,000	39,442
Yonyou Network Technology Co. Ltd., Class A(a)	6,300	7,733
Yum China Holdings Inc.	8,885	300,402
Yunnan Baiyao Group Co. Ltd., Class A	2,640	20,098
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	10,500	28,823
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	10,500	9,359
		15,548,521
Colombia — 0.1%
Bancolombia SA	5,867	53,295
Interconexion Electrica SA ESP	9,975	43,326
		96,621
Czech Republic — 0.1%
Komercni Banka AS	1,712	58,057
Moneta Money Bank AS(b)	6,678	32,140
		90,197
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	51,759	92,702
Greece — 0.8%
Alpha Services and Holdings SA	51,399	87,857
Eurobank Ergasias Services and Holdings SA, Class A	59,875	136,520
Hellenic Telecommunications Organization SA	4,265	69,149
Jumbo SA	2,627	66,441
National Bank of Greece SA	17,670	153,593
Piraeus Financial Holdings SA	24,481	105,610
		619,170
Hungary — 0.4%
OTP Bank Nyrt	5,089	262,016
Richter Gedeon Nyrt	3,255	98,604
		360,620
India — 21.2%
ABB India Ltd.	1,202	113,820
Adani Green Energy Ltd.(a)	7,233	158,502
Ashok Leyland Ltd.	33,320	101,860
Asian Paints Ltd.	8,740	326,307
Astral Ltd.	3,085	70,671
AU Small Finance Bank Ltd.(b)	8,429	69,235
Axis Bank Ltd.	52,319	733,749
Bajaj Auto Ltd.	1,525	197,999
Bajaj Finance Ltd.	6,363	546,327
Balkrishna Industries Ltd.	1,773	59,851
Bank of Baroda	23,926	71,378
Britannia Industries Ltd.	2,485	173,595
Canara Bank	41,026	54,624
Cholamandalam Investment and Finance Co. Ltd.	9,627	167,179
Cipla Ltd.	12,047	237,909
Colgate-Palmolive India Ltd.	3,106	134,808
DLF Ltd.	17,057	171,952
Eicher Motors Ltd.	3,111	184,109
Havells India Ltd.	5,643	127,827
HCL Technologies Ltd.	21,665	453,001
HDFC Bank Ltd.	97,136	1,899,484
HDFC Life Insurance Co. Ltd.(b)	22,140	195,086
Hero MotoCorp Ltd.	2,728	177,633
Hindustan Unilever Ltd.	18,783	622,271
ICICI Lombard General Insurance Co. Ltd.(b)	5,369	137,329
11
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
ICICI Prudential Life Insurance Co. Ltd.(b)	8,119	$72,921
IDFC First Bank Ltd.(a)	77,806	68,526
Indian Hotels Co. Ltd., Class A	19,667	152,034
IndusInd Bank Ltd.	6,572	111,699
Info Edge India Ltd.	1,630	149,313
Infosys Ltd.	75,797	1,759,755
Kotak Mahindra Bank Ltd.	25,001	530,948
Macrotech Developers Ltd.	6,880	102,832
Mahindra & Mahindra Ltd.	21,290	713,157
Marico Ltd.	11,903	91,818
Mphasis Ltd.	2,394	88,595
Nestle India Ltd., NVS	7,734	230,563
Oracle Financial Services Software Ltd.	489	64,061
PB Fintech Ltd.(a)	6,688	141,080
Phoenix Mills Ltd. (The)	2,205	99,170
PI Industries Ltd.	1,743	93,512
Power Grid Corp. of India Ltd.	106,375	428,451
Punjab National Bank	49,945	69,387
SBI Cards & Payment Services Ltd.	6,376	54,992
Shriram Finance Ltd.	6,442	246,563
Sona Blw Precision Forgings Ltd.(b)	9,387	76,532
State Bank of India	40,888	397,412
Sundaram Finance Ltd.	1,230	74,005
Supreme Industries Ltd.	1,455	91,723
Suzlon Energy Ltd.(a)	217,253	196,590
Tata Consultancy Services Ltd.	20,633	1,120,929
Tata Consumer Products Ltd.	13,503	193,302
Tata Elxsi Ltd.	784	74,804
Tech Mahindra Ltd.	12,275	239,933
Thermax Ltd.	987	51,402
Titan Co. Ltd.	8,117	345,119
Torrent Pharmaceuticals Ltd.	2,394	99,497
Trent Ltd.	4,136	352,551
TVS Motor Co. Ltd.	5,411	181,491
Union Bank of India Ltd.	36,225	52,507
Varun Beverages Ltd.	10,433	186,688
Wipro Ltd.	29,823	191,540
Zomato Ltd.(a)	151,028	450,659
		16,832,567
Indonesia — 2.9%
Bank Central Asia Tbk PT	1,266,800	846,309
Bank Mandiri Persero Tbk PT	843,000	389,547
Bank Negara Indonesia Persero Tbk PT	343,000	118,686
Bank Rakyat Indonesia Persero Tbk PT	1,557,447	518,561
GoTo Gojek Tokopedia Tbk PT(a)	20,259,200	68,201
Kalbe Farma Tbk PT	501,900	53,584
Merdeka Copper Gold Tbk PT(a)	231,700	35,236
Telkom Indonesia Persero Tbk PT	1,138,700	224,561
Unilever Indonesia Tbk PT	163,800	24,035
		2,278,720
Kuwait — 1.5%
Boubyan Bank KSCP	29,968	57,768
Gulf Bank KSCP	42,787	44,487
Kuwait Finance House KSCP	233,763	557,183
National Bank of Kuwait SAKP	181,748	522,499
		1,181,937
Malaysia — 2.5%
AMMB Holdings Bhd	56,700	68,270
Axiata Group Bhd	61,400	36,185
CELCOMDIGI Bhd	84,500	75,705
CIMB Group Holdings Bhd	158,500	301,378
Security	Shares	Value
Malaysia (continued)
Gamuda Bhd(c)	44,100	$76,528
Hong Leong Bank Bhd	14,700	72,243
IHH Healthcare Bhd	52,500	76,154
Inari Amertron Bhd	63,000	45,989
Kuala Lumpur Kepong Bhd(c)	10,500	52,824
Malayan Banking Bhd	123,800	308,853
Maxis Bhd	58,800	52,536
MR DIY Group M Bhd(b)	75,200	35,798
Nestle Malaysia Bhd	1,700	41,745
Petronas Chemicals Group Bhd	58,000	77,973
PPB Group Bhd	14,700	49,635
Press Metal Aluminium Holdings Bhd	84,000	96,751
Public Bank Bhd	332,400	370,718
RHB Bank Bhd(c)	35,700	50,661
SD Guthrie Bhd	50,400	53,396
Sime Darby Bhd	60,900	34,985
Telekom Malaysia Bhd	29,400	45,985
		2,024,312
Mexico — 2.4%
America Movil SAB de CV, Series B	422,000	349,270
Arca Continental SAB de CV	11,700	104,766
Banco del Bajio SA(b)	18,900	47,283
Fibra Uno Administracion SA de CV	66,700	78,539
Gruma SAB de CV, Class B	4,095	75,152
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	6,800	54,440
Grupo Aeroportuario del Pacifico SAB de CV, Class B	8,935	158,232
Grupo Aeroportuario del Sureste SAB de CV, Class B	4,080	109,376
Grupo Financiero Banorte SAB de CV, Class O	59,300	410,133
Kimberly-Clark de Mexico SAB de CV, Class A	33,700	55,082
Orbia Advance Corp. SAB de CV	20,200	21,591
Prologis Property Mexico SA de CV	22,541	71,797
Wal-Mart de Mexico SAB de CV	119,200	379,917
		1,915,578
Peru — 0.3%
Credicorp Ltd.	1,536	273,946
Philippines — 0.4%
Bank of the Philippine Islands	37,970	84,516
BDO Unibank Inc.	54,988	149,749
SM Investments Corp.	5,260	83,046
		317,311
Poland — 1.4%
Allegro.eu SA (a)(b)	13,234	130,361
Bank Polska Kasa Opieki SA	4,222	172,964
Budimex SA	294	45,697
CD Projekt SA	1,472	69,578
KGHM Polska Miedz SA	3,189	114,457
LPP SA	24	91,278
mBank SA(a)	338	55,916
Powszechna Kasa Oszczednosci Bank Polski SA	20,032	299,993
Santander Bank Polska SA	829	111,594
		1,091,838
Qatar — 0.8%
Commercial Bank PSQC (The)	74,717	83,737
Ooredoo QPSC	18,795	56,823
Qatar National Bank QPSC	105,385	458,949
		599,509
Russia — 0.0%
Moscow Exchange MICEX-RTS PJSC(a)(d)	12,190	1
Novolipetsk Steel PJSC(a)(d)	15,750	2
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Russia (continued)
PhosAgro PJSC(a)(d)	563	$1
PhosAgro PJSC, New(a)(d)	11	—
Polyus PJSC(a)(d)	329	—
TCS Group Holding PLC, GDR(a)(d)(e)	1,183	—
VK Co. Ltd.(a)(d)(e)	1,337	—
		4
Saudi Arabia — 4.4%
Al Rajhi Bank	44,700	1,052,628
Alinma Bank	28,015	233,595
Bank AlBilad	13,994	143,965
Banque Saudi Fransi	13,648	124,321
Co. for Cooperative Insurance (The)	1,701	71,817
Dr Sulaiman Al Habib Medical Services Group Co.	2,037	166,104
Etihad Etisalat Co.	8,799	118,499
Jarir Marketing Co.	13,329	45,422
Mobile Telecommunications Co. Saudi Arabia	10,563	31,470
Nahdi Medical Co.	882	31,300
Riyad Bank	33,758	232,558
Saudi Awwal Bank	23,193	215,848
Saudi Basic Industries Corp.	20,567	409,959
Saudi Investment Bank (The)	13,952	47,099
Saudi Telecom Co.	44,581	511,046
Savola Group (The)(a)	6,111	43,371
		3,479,002
South Africa — 5.5%
Absa Group Ltd.	19,416	191,516
Anglo American Platinum Ltd.	1,502	51,863
Aspen Pharmacare Holdings Ltd.	8,904	119,855
Bid Corp. Ltd.	7,684	193,574
Bidvest Group Ltd. (The)	7,755	126,189
Capitec Bank Holdings Ltd.	1,986	324,371
Clicks Group Ltd.	5,440	114,022
Discovery Ltd.	12,369	105,856
FirstRand Ltd.	115,032	553,117
Kumba Iron Ore Ltd.	1,554	30,760
MTN Group Ltd.	38,736	192,949
Naspers Ltd., Class N	4,070	839,568
Nedbank Group Ltd.	10,566	174,904
NEPI Rockcastle NV	12,852	104,806
Northam Platinum Holdings Ltd.	8,032	47,497
Old Mutual Ltd.	110,166	79,711
Pepkor Holdings Ltd.(b)	55,866	68,891
Remgro Ltd.	11,282	91,446
Sanlam Ltd.	40,677	202,806
Shoprite Holdings Ltd.	11,492	199,123
Standard Bank Group Ltd.	30,528	410,049
Vodacom Group Ltd.	14,166	87,543
Woolworths Holdings Ltd./South Africa	21,376	77,525
		4,387,941
South Korea — 7.4%
Amorepacific Corp.	658	61,130
CJ CheilJedang Corp.	189	45,627
Coway Co. Ltd.	1,258	63,336
DB Insurance Co. Ltd.	1,071	93,226
Doosan Bobcat Inc.	1,260	37,603
Doosan Enerbility Co. Ltd.(a)	10,073	136,729
Hanjin Kal Corp.	544	27,877
Hanwha Solutions Corp.	2,516	48,969
HD Hyundai Electric Co. Ltd.	516	118,129
HYBE Co. Ltd.	504	69,774
Hyundai Engineering & Construction Co. Ltd.	1,827	43,851
Security	Shares	Value
South Korea (continued)
Industrial Bank of Korea	6,342	$65,615
Kakao Corp.	7,098	198,443
KakaoBank Corp.	3,812	63,302
KB Financial Group Inc.	8,758	564,759
Korean Air Lines Co. Ltd.	4,263	70,400
Krafton Inc.(a)	654	160,053
KT Corp.	768	22,256
LG H&H Co. Ltd.	216	57,350
LG Uplus Corp.	4,419	32,257
Lotte Chemical Corp.	441	27,374
LS Electric Co. Ltd.	340	42,664
Mirae Asset Securities Co. Ltd.	5,334	33,444
NCSoft Corp.	326	45,859
Netmarble Corp.(a)(b)	699	31,898
NH Investment & Securities Co. Ltd.	2,919	29,840
POSCO Future M Co. Ltd.	709	114,487
Samsung Electro-Mechanics Co. Ltd.	1,276	136,654
Samsung Fire & Marine Insurance Co. Ltd.	714	185,477
Samsung Life Insurance Co. Ltd.	1,832	133,814
Samsung SDI Co. Ltd.	1,252	333,215
Samsung SDS Co. Ltd.	972	109,731
Shinhan Financial Group Co. Ltd.	9,898	418,975
SK Biopharmaceuticals Co. Ltd.(a)	720	62,087
SK Bioscience Co. Ltd.(a)	672	27,977
SK Hynix Inc.	12,440	1,630,159
SK IE Technology Co. Ltd.(a)(b)	11	272
SK Square Co. Ltd.(a)	2,159	127,072
SK Telecom Co. Ltd.	1,092	45,062
SKC Co. Ltd.(a)	450	43,642
Woori Financial Group Inc.	14,229	170,386
Yuhan Corp.	1,295	136,867
		5,867,642
Taiwan — 18.2%
Accton Technology Corp.	12,000	191,074
Advantech Co. Ltd.	10,599	115,931
ASE Technology Holding Co. Ltd.	75,000	359,901
Asia Vital Components Co. Ltd.	7,000	132,493
AUO Corp.	149,000	76,615
Cathay Financial Holding Co. Ltd.	217,080	431,554
Chailease Holding Co. Ltd.	32,437	147,734
Chang Hwa Commercial Bank Ltd.	140,815	77,735
China Airlines Ltd.	66,000	42,535
China Steel Corp.	268,000	186,524
Chunghwa Telecom Co. Ltd.	84,000	325,632
Compal Electronics Inc.	95,000	98,836
CTBC Financial Holding Co. Ltd.	359,000	366,731
Delta Electronics Inc.	44,000	548,538
E Ink Holdings Inc.	20,000	191,095
E.Sun Financial Holding Co. Ltd.	328,664	289,743
Eclat Textile Co. Ltd.	4,000	66,985
Eva Airways Corp.	60,000	66,375
Evergreen Marine Corp. Taiwan Ltd.	23,000	135,275
Far Eastern New Century Corp.	63,000	71,211
Far EasTone Telecommunications Co. Ltd.	42,000	118,877
First Financial Holding Co. Ltd.	257,060	219,219
Fortune Electric Co. Ltd.	3,000	62,695
Fubon Financial Holding Co. Ltd.	178,232	511,650
Global Unichip Corp.	2,000	69,847
Hotai Motor Co. Ltd.	7,100	146,145
Hua Nan Financial Holdings Co. Ltd.	205,137	163,679
Innolux Corp.	173,861	85,943
KGI Financial Holding Co. Ltd.	365,000	183,863
13
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Lite-On Technology Corp.	48,000	$161,039
MediaTek Inc.	35,000	1,358,590
Mega Financial Holding Co. Ltd.	269,960	329,292
Micro-Star International Co. Ltd.	16,000	91,940
PharmaEssentia Corp.(a)	5,000	108,937
Quanta Computer Inc.	62,000	520,860
Realtek Semiconductor Corp.	11,000	184,229
Shanghai Commercial & Savings Bank Ltd. (The)	87,225	109,845
Shin Kong Financial Holding Co. Ltd.(a)	322,995	130,086
SinoPac Financial Holdings Co. Ltd.	246,792	185,519
Taishin Financial Holding Co. Ltd.	266,306	154,002
Taiwan Business Bank	159,902	78,996
Taiwan Cooperative Financial Holding Co. Ltd.	243,107	196,928
Taiwan High Speed Rail Corp.	46,000	42,973
Taiwan Mobile Co. Ltd.	42,000	147,206
Taiwan Semiconductor Manufacturing Co. Ltd.	131,000	3,878,302
United Microelectronics Corp.	255,000	443,155
Voltronic Power Technology Corp.	2,000	124,667
Wistron Corp.	63,000	200,685
WPG Holdings Ltd.	36,000	91,551
Yageo Corp.	9,095	187,214
Yuanta Financial Holding Co. Ltd.	238,933	238,477
		14,448,928
Thailand — 2.4%
Advanced Info Service PCL, NVDR	27,200	198,389
Airports of Thailand PCL, NVDR	97,500	171,924
Asset World Corp. PCL, NVDR	68,800	6,724
Bangkok Dusit Medical Services PCL, NVDR	258,300	211,317
Bangkok Expressway & Metro PCL, NVDR	160,500	36,305
Bumrungrad Hospital PCL, NVDR	12,800	92,432
Central Pattana PCL, NVDR	46,500	81,552
Central Retail Corp. PCL, NVDR	42,000	36,495
CP ALL PCL, NVDR	133,400	237,807
CP Axtra PCL, NVDR	49,000	44,806
Delta Electronics Thailand PCL, NVDR(c)	71,000	223,398
Home Product Center PCL, NVDR	142,600	38,032
Intouch Holdings PCL, NVDR	21,000	51,142
Kasikornbank PCL, NVDR	13,600	57,455
Krung Thai Bank PCL, NVDR	77,700	41,941
Krungthai Card PCL, NVDR(c)	20,900	25,720
Minor International PCL, NVDR	79,800	63,533
SCB X PCL, NVDR	19,600	61,939
SCG Packaging PCL, NVDR(c)	29,800	21,400
Siam Cement PCL (The), NVDR	17,900	121,550
TMBThanachart Bank PCL, NVDR	492,500	26,898
True Corp. PCL, NVDR(a)	231,400	70,469
		1,921,228
Turkey — 0.5%
Akbank TAS	71,366	122,113
Pegasus Hava Tasimaciligi AS(a)	5,064	33,749
Turk Hava Yollari AO(a)	12,525	110,436
Turkcell Iletisim Hizmetleri AS	27,839	80,373
Yapi ve Kredi Bankasi A/S	77,179	70,713
		417,384
United Arab Emirates — 2.0%
Abu Dhabi Commercial Bank PJSC	67,386	160,720
Abu Dhabi Islamic Bank PJSC	33,315	114,471
Aldar Properties PJSC	88,028	175,979
Dubai Islamic Bank PJSC	66,321	111,481
Emirates NBD Bank PJSC	43,155	231,470
Security	Shares	Value
United Arab Emirates (continued)
Emirates Telecommunications Group Co. PJSC	79,414	$392,221
First Abu Dhabi Bank PJSC	100,979	368,411
		1,554,753
Total Common Stocks — 97.9% (Cost: $70,532,820)		77,852,904
Preferred Stocks
Brazil — 1.8%
Banco Bradesco SA, Preference Shares, NVS	122,346	339,516
Gerdau SA, Preference Shares, NVS	31,938	103,703
Itau Unibanco Holding SA, Preference Shares, NVS	110,673	720,677
Itausa SA, Preference Shares, NVS	124,933	242,952
		1,406,848
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	3,274	127,560
Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	10,472	87,112
Total Preferred Stocks — 2.1% (Cost: $1,510,281)		1,621,520
Rights
Saudi Arabia — 0.0%
Savola Group (The), (Expires 09/20/24, Strike Price SAR 10)(a)	6,866	29,128
Total Rights — 0.0% (Cost: $24,020)		29,128
Total Long-Term Investments — 100.0% (Cost: $72,067,121)		79,503,552
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(f)(g)(h)	177,442	177,548
Total Short-Term Securities — 0.2% (Cost: $177,528)		177,548
Total Investments — 100.2% (Cost: $72,244,649)		79,681,100
Liabilities in Excess of Other Assets — (0.2)%		(131,006)
Net Assets — 100.0%		$79,550,094

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Advanced MSCI EM ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$393,840	$—	$(216,329)(a)	$(15)	$52	$177,548	177,442	$5,633 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—	0 (a)	—	—	—	—	8,948	—
				$(15)	$52	$177,548		$14,581	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,584)	$—	$—	$—	$(5,584)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,879	$—	$—	$—	$5,879
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$64,171
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,166,513	$66,686,387	$4	$77,852,904
Preferred Stocks	1,621,520	—	—	1,621,520
Rights	29,128	—	—	29,128
Short-Term Securities
Money Market Funds	177,548	—	—	177,548
	$12,994,709	$66,686,387	$4	$79,681,100
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $1,100,393 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
15
2024 iShares Annual Financial Statements

Statements of Assets and Liabilities
August 31, 2024

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$703,506,682	$79,503,552
Investments, at value—affiliated(c)	1,907,408	177,548
Cash pledged for futures contracts	273,000	4,000
Foreign currency, at value(d)	1,615,315	1,990,264
Receivables:
Investments sold	40,690,500	4,336,020
Securities lending income—affiliated	992	331
Dividends—unaffiliated	746,460	66,548
Dividends—affiliated	141	1,712
From custodian	—	1,013,413
Tax reclaims	1,152,228	1,949
Variation margin on futures contracts	28,483	116
Total assets	749,921,209	87,095,453
LIABILITIES
Bank overdraft	10,806	898,157
Bank borrowings	—	1,100,393
Collateral on securities loaned, at value	1,901,478	177,616
Payables:
Investments purchased	39,856,113	4,655,427
Deferred foreign capital gain tax	—	703,222
Investment advisory fees	68,900	10,544
Professional fees	16,319	—
Total liabilities	41,853,616	7,545,359
Commitments and contingent liabilities
NET ASSETS	$708,067,593	$79,550,094
NET ASSETS CONSIST OF
Paid-in capital	$622,990,453	$78,640,902
Accumulated earnings	85,077,140	909,192
NET ASSETS	$708,067,593	$79,550,094
NET ASSET VALUE
Shares outstanding	9,900,000	2,100,000
Net asset value	$71.52	$37.88
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$600,553,491	$72,067,121
(b) Securities loaned, at value	$1,835,563	$168,350
(c) Investments, at cost—affiliated	$1,907,208	$177,528
(d) Foreign currency, at cost	$1,606,374	$1,990,003
See notes to financial statements.
Statements of Assets and Liabilities
16

Statements of Operations
Year Ended August 31, 2024

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF
INVESTMENT INCOME
Dividends—unaffiliated	$16,262,012	$2,324,569
Dividends—affiliated	13,952	8,948
Interest—unaffiliated	8,834	2,320
Securities lending income—affiliated—net	11,524	5,633
Other income—unaffiliated	2,297	—
Foreign taxes withheld	(1,666,623)	(268,848)
Foreign withholding tax claims	156,981	—
Other foreign taxes	—	(1,181)
Total investment income	14,788,977	2,071,441
EXPENSES
Investment advisory	706,603	112,022
Professional	20,796	—
Interest expense	36	3,679
Commitment costs	—	1,113
Total expenses	727,435	116,814
Net investment income	14,061,542	1,954,627
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	7,515	(2,457,306)
Investments—affiliated	350	(15)
Foreign currency transactions	(81,471)	(31,941)
Futures contracts	405,353	(5,584)
	331,747	(2,494,846)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(b)	113,293,519	9,005,729
Investments—affiliated	91	52
Foreign currency translations	88,019	731
Futures contracts	27,115	5,879
	113,408,744	9,012,391
Net realized and unrealized gain	113,740,491	6,517,545
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,802,033	$8,472,172
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(74,497)
(b) Net of increase in deferred foreign capital gain tax of	$—	$(657,641)
See notes to financial statements.
17
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF		iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$14,061,542	$10,109,975	$1,954,627	$1,190,486
Net realized gain (loss)	331,747	(4,569,374)	(2,494,846)	(2,297,439)
Net change in unrealized appreciation (depreciation)	113,408,744	63,449,247	9,012,391	1,958,638
Net increase in net assets resulting from operations	127,802,033	68,989,848	8,472,172	851,685
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,835,737)	(8,971,067)	(1,763,477)	(1,013,727)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	119,225,528	61,424,524	16,886,473	20,649,127
NET ASSETS
Total increase in net assets	232,191,824	121,443,305	23,595,168	20,487,085
Beginning of year	475,875,769	354,432,464	55,954,926	35,467,841
End of year	$708,067,593	$475,875,769	$79,550,094	$55,954,926

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
18

Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EAFE ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Period From 06/16/20(a) to 08/31/20
Net asset value, beginning of period	$59.48	$51.37	$70.24	$55.79	$51.37
Net investment income(b)	1.54 (c)	1.37	1.65	1.36	0.18
Net realized and unrealized gain (loss)(d)	12.08	7.93	(18.86)	13.91	4.24
Net increase (decrease) from investment operations	13.62	9.30	(17.21)	15.27	4.42
Distributions from net investment income(e)	(1.58)	(1.19)	(1.66)	(0.82)	—
Net asset value, end of period	$71.52	$59.48	$51.37	$70.24	$55.79
Total Return(f)
Based on net asset value	23.19%(c)	18.17%	(24.82)%	27.47%	8.60%(g)
Ratios to Average Net Assets(h)
Total expenses	0.12%	0.12%	0.12%	0.12%	0.12%(i)
Net investment income	2.39%(c)	2.41%	2.73%	2.06%	1.64%(i)
Supplemental Data
Net assets, end of period (000)	$708,068	$475,876	$354,432	$245,846	$11,158
Portfolio turnover rate(j)	24%	16%	18%	28%	6%(g)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2024:
• Net investment income per share by $0.01.
• Total return by 0.03%.
• Ratio of net investment income to average net assets by 0.02%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Not annualized.
(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i) Annualized.
(j) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Period From 10/06/20(a) to 08/31/21
Net asset value, beginning of period	$34.97	$35.47	$45.17	$35.39
Net investment income(b)	0.99	0.91	1.08	0.71
Net realized and unrealized gain (loss)(c)	2.79	(0.55)	(9.94)	9.42
Net increase (decrease) from investment operations	3.78	0.36	(8.86)	10.13
Distributions from net investment income(d)	(0.87)	(0.86)	(0.84)	(0.35)
Net asset value, end of period	$37.88	$34.97	$35.47	$45.17
Total Return(e)
Based on net asset value	11.04%	1.06%	(19.91)%	28.74%(f)
Ratios to Average Net Assets(g)
Total expenses	0.17%	0.16%	0.16%	0.16%(h)
Net investment income	2.79%	2.61%	2.72%	1.83%(h)
Supplemental Data
Net assets, end of period (000)	$79,550	$55,955	$35,468	$13,550
Portfolio turnover rate(i)	27%	24%	31%	51%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
ESG Advanced MSCI EAFE	Diversified
ESG Advanced MSCI EM	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
21
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ESG Advanced MSCI EAFE
BNP Paribas SA	$279,664	$(272,548)	$—	$7,116(b)
Goldman Sachs & Co. LLC	426,219	(426,219)	—	—
HSBC Bank PLC	507,783	(507,783)	—	—
J.P. Morgan Securities LLC	4,349	(4,349)	—	—
Scotia Capital (USA), Inc.	173,250	(173,250)	—	—
State Street Bank & Trust Co.	224,010	(224,010)	—	—
Virtu Americas LLC	220,288	(220,288)	—	—
	$1,835,563	$(1,828,447)	$—	$7,116
ESG Advanced MSCI EM
Citigroup Global Markets Ltd.	$25,260	$(25,260)	$—	$—
Citigroup Global Markets, Inc.	24,243	(24,243)	—	—
HSBC Bank PLC	9,013	(9,013)	—	—
J.P. Morgan Securities LLC	45,495	(45,495)	—	—
J.P. Morgan Securities PLC	64,339	(64,339)	—	—
	$168,350	$(168,350)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of August 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
23
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI EM	0.16
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
ESG Advanced MSCI EAFE	$3,358
ESG Advanced MSCI EM	1,390
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Advanced MSCI EAFE	$58,749,642	$74,460,924	$1,872,236
ESG Advanced MSCI EM	1,957,281	2,335,330	(719,554)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
ESG Advanced MSCI EAFE	$153,071,575	$141,875,021
ESG Advanced MSCI EM	32,568,404	18,975,537
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
ESG Advanced MSCI EAFE	$105,692,526	$—
ESG Advanced MSCI EM	2,843,942	—
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
ESG Advanced MSCI EAFE
Ordinary income	$14,835,737	$8,971,067
ESG Advanced MSCI EM
Ordinary income	$1,763,477	$1,013,727
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
ESG Advanced MSCI EAFE	$6,514,211	$(15,975,102)	$94,538,031	$85,077,140
ESG Advanced MSCI EM	1,203,633	(5,790,397)	5,495,956	909,192
25
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Advanced MSCI EAFE	$610,975,736	$127,648,515	$(33,193,174)	$94,455,341
ESG Advanced MSCI EM	73,482,615	13,149,543	(6,951,058)	6,198,485
9. LINE OF CREDIT
The iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2024, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG Advanced MSCI EM	$1,729,811	$49,812	6.43%
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience
27
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI EAFE
Shares sold	1,900,000	$119,225,528	1,100,000	$61,424,524
ESG Advanced MSCI EM
Shares sold	500,000	$16,886,473	600,000	$20,649,127
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of August 31, 2024 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares ESG Advanced MSCI EAFE ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years' withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
29
2024 iShares Annual Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
iShares ESG Advanced MSCI EAFE ETF
iShares ESG Advanced MSCI EM ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
30

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
ESG Advanced MSCI EAFE	$14,582,030
ESG Advanced MSCI EM	1,219,946
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Advanced MSCI EAFE	$16,264,308	$1,364,138
ESG Advanced MSCI EM	2,319,146	328,539
31
2024 iShares Annual Financial Statements

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
32

Board Review and Approval of Investment Advisory Contract
iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
33
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
Board Review and Approval of Investment Advisory Contract
34

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
35
2024 iShares Annual Financial Statements

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
36

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc.,  nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares MSCI China Multisector Tech ETF | TCHI | NASDAQ
• iShares MSCI Japan Value ETF | EWJV | NASDAQ

2

Schedule of Investments
August 31, 2024
iShares® MSCI China Multisector Tech ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Broadline Retail — 13.2%
Alibaba Group Holding Ltd., Class A	24,000	$248,750
JD.com Inc., Class A	18,200	245,993
PDD Holdings Inc., ADR(a)	1,704	163,771
Vipshop Holdings Ltd., ADR	11,568	145,063
		803,577
Capital Markets — 0.9%
East Money Information Co. Ltd., Class A	28,452	43,254
Hithink RoyalFlush Information Network Co. Ltd., Class A	1,000	14,473
		57,727
Communications Equipment — 3.8%
BYD Electronic International Co. Ltd.	24,000	87,925
Guangzhou Haige Communications Group Inc. Co., Class A	4,800	6,125
Hengtong Optic-Electric Co. Ltd., Class A	4,400	8,772
Suzhou TFC Optical Communication Co. Ltd., Class A	1,120	12,164
Yealink Network Technology Corp. Ltd., Class A	2,840	13,187
Zhongji Innolight Co. Ltd., Class A	2,040	31,426
ZTE Corp., Class A	7,200	25,165
ZTE Corp., Class H	22,400	45,043
		229,807
Consumer Finance — 1.6%
Qifu Technology Inc.	3,630	96,159
Diversified Consumer Services — 5.3%
New Oriental Education & Technology Group Inc.(a)	35,600	216,633
TAL Education Group, ADR(a)	12,836	103,201
		319,834
Electrical Equipment — 6.3%
Contemporary Amperex Technology Co. Ltd., Class A	8,240	213,547
Eve Energy Co. Ltd., Class A	3,600	16,978
Ginlong Technologies Co. Ltd., Class A	800	6,711
Goneo Group Co. Ltd., Class A	1,297	12,377
Gotion High-tech Co. Ltd., Class A	3,200	8,424
Jiangsu Zhongtian Technology Co. Ltd., Class A	6,800	12,410
Ningbo Orient Wires & Cables Co. Ltd., Class A	1,192	8,100
Ningbo Sanxing Medical Electric Co. Ltd., Class A	2,800	12,987
Sieyuan Electric Co. Ltd., Class A	1,600	14,762
Sungrow Power Supply Co. Ltd., Class A	3,920	42,452
Sunwoda Electronic Co. Ltd., Class A	4,000	9,453
TBEA Co. Ltd., Class A	8,980	15,985
Zhejiang Chint Electrics Co. Ltd., Class A	4,000	9,885
		384,071
Electronic Equipment, Instruments & Components — 11.9%
AAC Technologies Holdings Inc.	22,000	93,462
Accelink Technologies Co. Ltd., Class A	1,600	6,579
Avary Holding Shenzhen Co. Ltd., Class A	4,400	22,245
BOE Technology Group Co. Ltd., Class A	66,800	36,358
Chaozhou Three-Circle Group Co. Ltd., Class A	3,600	15,964
China Railway Signal & Communication Corp. Ltd., Class A	12,800	9,389
Eoptolink Technology Inc. Ltd., Class A	1,200	15,915
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	20,800	6,192
Foxconn Industrial Internet Co. Ltd., Class A	24,700	71,478
GoerTek Inc., Class A	6,000	17,995
Huagong Tech Co. Ltd., Class A	2,000	8,441
Lens Technology Co. Ltd., Class A	9,000	22,348
Lingyi iTech Guangdong Co., Class A	12,000	14,206
Luxshare Precision Industry Co. Ltd., Class A	13,600	75,663
Maxscend Microelectronics Co. Ltd., Class A	1,040	9,745
OFILM Group Co. Ltd., Class A(a)	6,800	7,991
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	480	10,935
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Shengyi Technology Co. Ltd., Class A	4,400	$10,961
Shennan Circuits Co. Ltd., Class A	1,000	14,273
Sunny Optical Technology Group Co. Ltd.	22,400	137,309
SUPCON Technology Co. Ltd., Class A	1,381	7,678
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	3,200	10,733
TCL Technology Group Corp., Class A	37,280	20,532
Unisplendour Corp. Ltd., Class A	5,200	14,477
Universal Scientific Industrial Shanghai Co. Ltd., Class A	3,200	7,164
Victory Giant Technology Huizhou Co. Ltd., Class A	1,600	7,634
Wingtech Technology Co. Ltd., Class A	2,400	8,845
Wuhan Guide Infrared Co. Ltd., Class A	7,368	6,211
WUS Printed Circuit Kunshan Co. Ltd., Class A	3,600	16,649
Zhejiang Dahua Technology Co. Ltd., Class A	6,000	11,593
		718,965
Entertainment — 8.9%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,000	7,860
Beijing Enlight Media Co. Ltd., Class A	4,800	4,805
Bilibili Inc., Class Z(a)	7,200	103,731
China Ruyi Holdings Ltd.(a)	192,000	55,483
iQIYI Inc., ADR(a)	14,996	32,242
Kingsoft Corp. Ltd.	29,600	80,933
Kunlun Tech Co. Ltd., Class A	2,400	9,201
Mango Excellent Media Co. Ltd., Class A	3,600	9,819
NetEase Inc.	13,600	218,615
Tencent Music Entertainment Group, Class A, ADR	516	5,387
Wanda Film Holding Co. Ltd., Class A(a)	3,600	4,977
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	12,800	5,892
		538,945
Household Durables — 6.9%
Beijing Roborock Technology Co. Ltd., Class A	392	12,507
Ecovacs Robotics Co. Ltd., Class A	1,200	6,786
Gree Electric Appliances Inc. of Zhuhai, Class A	5,200	29,067
Haier Smart Home Co. Ltd., Class A	11,200	38,940
Haier Smart Home Co. Ltd., Class A	71,200	217,566
Hang Zhou Great Star Industrial Co. Ltd., Class A	2,400	9,029
Hisense Home Appliances Group Co. Ltd., Class A	2,400	8,227
Hisense Home Appliances Group Co. Ltd., Class H	10,000	25,783
Hisense Visual Technology Co. Ltd., Class A	2,400	5,299
Midea Group Co. Ltd., Class A	6,400	58,386
Zhejiang Supor Co. Ltd., Class A	800	5,620
		417,210
Interactive Media & Services — 14.1%
Autohome Inc., ADR	2,148	54,044
Baidu Inc., Class A(a)	22,200	234,239
Kanzhun Ltd., ADR	8,220	102,421
Kuaishou Technology(a)(b)	43,200	220,505
Tencent Holdings Ltd.	5,000	242,499
		853,708
IT Services — 0.3%
Isoftstone Information Technology Group Co. Ltd., Class A, NVS	1,725	8,281
Range Intelligent Computing Technology Group Co. Ltd., Class A	2,420	8,163
		16,444
Machinery — 2.1%
Haitian International Holdings Ltd.	20,000	55,877
Jiangsu Hengli Hydraulic Co. Ltd., Class A	2,400	17,226
Ningbo Deye Technology Co. Ltd., Class A, NVS	1,208	15,414
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Multisector Tech ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery (continued)
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	1,600	$8,863
Shenzhen Inovance Technology Co. Ltd., Class A	2,400	14,622
Tian Di Science & Technology Co. Ltd., Class A	7,200	5,688
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	3,200	7,818
		125,508
Media — 0.1%
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	3,600	5,393
Semiconductors & Semiconductor Equipment — 11.4%
ACM Research Shanghai Inc., Class A	568	7,329
Advanced Micro-Fabrication Equipment Inc./China, Class A	1,200	22,914
Amlogic Shanghai Co. Ltd., Class A	684	5,244
Cambricon Technologies Corp. Ltd., Class A(a)	868	31,606
China Resources Microelectronics Ltd., Class A	2,456	12,010
Flat Glass Group Co. Ltd., Class A	4,000	9,519
GalaxyCore Inc., Class A, NVS	3,664	5,702
GCL Technology Holdings Ltd.(a)	672,000	99,521
GigaDevice Semiconductor Inc., Class A(a)	1,200	12,272
Hangzhou First Applied Material Co. Ltd., Class A	5,650	12,266
Hangzhou Silan Microelectronics Co. Ltd., Class A(a)	2,800	7,479
Hua Hong Semiconductor Ltd.(b)	20,000	43,569
Hwatsing Technology Co. Ltd., Class A, NVS	417	7,944
Hygon Information Technology Co. Ltd., Class A, NVS	4,180	46,983
Ingenic Semiconductor Co. Ltd., Class A	800	5,269
JA Solar Technology Co. Ltd., Class A	6,888	9,600
JCET Group Co. Ltd., Class A	3,200	14,769
Jinko Solar Co. Ltd., Class A	18,576	18,852
LONGi Green Energy Technology Co. Ltd., Class A	13,920	27,103
Montage Technology Co. Ltd., Class A	2,137	15,891
National Silicon Industry Group Co. Ltd., Class A	4,800	9,954
NAURA Technology Group Co. Ltd., Class A	1,000	44,977
Piotech Inc., Class A, NVS	522	9,483
Rockchip Electronics Co. Ltd., Class A	800	6,056
Sanan Optoelectronics Co. Ltd., Class A	9,200	13,558
SG Micro Corp., Class A	880	9,048
Shenzhen Goodix Technology Co. Ltd., Class A	800	7,160
Suzhou Maxwell Technologies Co. Ltd., Class A	480	5,529
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	7,300	8,475
Tianshui Huatian Technology Co. Ltd., Class A	6,000	6,750
TongFu Microelectronics Co. Ltd., Class A	2,800	7,893
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tongwei Co. Ltd., Class A	8,400	$22,465
Trina Solar Co. Ltd., Class A	4,200	10,228
Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,619	10,871
Will Semiconductor Co. Ltd. Shanghai, Class A	2,320	29,585
Xinjiang Daqo New Energy Co. Ltd., Class A	3,688	9,411
Xinyi Solar Holdings Ltd.	152,000	58,940
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,400	8,013
		694,238
Software — 3.5%
360 Security Technology Inc., Class A	13,146	13,008
Beijing Kingsoft Office Software Inc., Class A	800	20,509
China National Software & Service Co. Ltd., Class A(a)	1,549	6,719
Empyrean Technology Co. Ltd., Class A, NVS	800	8,322
Hundsun Technologies Inc., Class A	3,520	8,092
Iflytek Co. Ltd., Class A	4,400	21,406
Kingdee International Software Group Co. Ltd.(a)	96,000	75,167
Shanghai Baosight Software Co. Ltd., Class A	3,888	16,057
Shanghai Baosight Software Co. Ltd., Class B	24,013	36,015
Yonyou Network Technology Co. Ltd., Class A(a)	6,400	7,856
		213,151
Technology Hardware, Storage & Peripherals — 9.6%
Anker Innovations Technology Co. Ltd., Class A	1,001	8,896
China Greatwall Technology Group Co. Ltd., Class A(a)	6,800	7,695
GRG Banking Equipment Co. Ltd., Class A	3,600	4,778
IEIT Systems Co. Ltd., Class A	2,800	12,787
Lenovo Group Ltd.	204,000	249,096
Ninestar Corp., Class A(a)	2,800	9,841
Shenzhen Transsion Holdings Co. Ltd., Class A	1,993	22,492
Xiaomi Corp., Class B(a)(b)	108,000	266,265
		581,850
Total Investments — 99.9% (Cost: $8,086,279)		6,056,587
Other Assets Less Liabilities — 0.1%		6,168
Net Assets — 100.0%		$6,062,755

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$24 (b)	$—	$(24)	$—	$—	—	$942 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	—	0 (b)	—	—	—	—	227	—
				$(24)	$—	$—		$1,169	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Multisector Tech ETF

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$738	$—	$—	$—	$738
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(88)	$—	$—	$—	$(88)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$5,428
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$806,873	$5,249,714	$—	$6,056,587
See notes to financial statements.
5
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Japan Value ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 2.1%
Aisin Corp.	24,300	$853,936
Bridgestone Corp.	80,100	3,131,148
Sumitomo Electric Industries Ltd.	98,200	1,636,968
		5,622,052
Automobiles — 8.9%
Honda Motor Co. Ltd.	623,700	6,882,684
Isuzu Motors Ltd.	89,100	1,352,757
Mazda Motor Corp.	81,000	684,142
Nissan Motor Co. Ltd.	315,900	933,918
Subaru Corp.	81,000	1,553,627
Suzuki Motor Corp.	216,100	2,540,819
Toyota Motor Corp.	494,100	9,433,817
Yamaha Motor Co. Ltd.	80,100	701,907
		24,083,671
Banks — 15.8%
Chiba Bank Ltd. (The)	72,100	610,721
Concordia Financial Group Ltd.	153,900	873,329
Japan Post Bank Co. Ltd.	200,100	1,880,636
Mitsubishi UFJ Financial Group Inc.	1,539,000	16,236,794
Mizuho Financial Group Inc.	332,150	6,897,417
Resona Holdings Inc.	288,100	2,048,833
Shizuoka Financial Group Inc., NVS	64,100	572,214
Sumitomo Mitsui Financial Group Inc.	173,900	11,476,215
Sumitomo Mitsui Trust Holdings Inc.	88,100	2,195,441
		42,791,600
Beverages — 1.7%
Asahi Group Holdings Ltd.	64,100	2,392,574
Kirin Holdings Co. Ltd.	105,300	1,589,646
Suntory Beverage & Food Ltd.	16,200	595,729
		4,577,949
Broadline Retail — 0.2%
Rakuten Group Inc.(a)	72,100	512,455
Building Products — 0.6%
AGC Inc.	32,200	1,015,921
TOTO Ltd.	16,200	562,265
		1,578,186
Capital Markets — 1.8%
Daiwa Securities Group Inc.	186,300	1,385,270
Japan Exchange Group Inc.	24,300	563,883
Nomura Holdings Inc.	421,200	2,473,043
SBI Holdings Inc.	24,300	598,028
		5,020,224
Chemicals — 1.5%
Asahi Kasei Corp.	178,200	1,262,021
Mitsubishi Chemical Group Corp.	186,300	1,088,777
Mitsui Chemicals Inc.	24,100	645,936
Toray Industries Inc.	194,400	1,004,817
		4,001,551
Commercial Services & Supplies — 1.1%
Dai Nippon Printing Co. Ltd.	24,300	877,694
Secom Co. Ltd.	17,300	1,262,339
Toppan Holdings Inc.	32,100	969,186
		3,109,219
Construction & Engineering — 1.2%
Kajima Corp.	56,700	1,038,243
Obayashi Corp.	88,100	1,132,987
Security	Shares	Value
Construction & Engineering (continued)
Taisei Corp.	24,100	$1,095,036
		3,266,266
Consumer Staples Distribution & Retail — 0.1%
MatsukiyoCocokara & Co.	24,300	393,285
Diversified Telecommunication Services — 1.6%
Nippon Telegraph & Telephone Corp.	4,171,500	4,458,482
Electric Utilities — 1.4%
Chubu Electric Power Co. Inc.	97,200	1,214,412
Kansai Electric Power Co. Inc. (The)	96,100	1,708,084
Tokyo Electric Power Co. Holdings Inc.(a)	210,600	1,004,509
		3,927,005
Electrical Equipment — 1.6%
Mitsubishi Electric Corp.	264,100	4,449,039
Electronic Equipment, Instruments & Components — 2.1%
Kyocera Corp.	179,700	2,226,049
Murata Manufacturing Co. Ltd.	120,100	2,517,359
Omron Corp.	24,300	1,007,791
		5,751,199
Entertainment — 1.1%
Nintendo Co. Ltd.	48,100	2,615,879
Toho Co. Ltd./Tokyo	8,100	311,378
		2,927,257
Financial Services — 1.8%
Mitsubishi HC Capital Inc.	113,400	819,094
ORIX Corp.	160,200	4,027,570
		4,846,664
Food Products — 0.6%
MEIJI Holdings Co. Ltd.	32,400	804,592
Yakult Honsha Co. Ltd.	40,500	855,661
		1,660,253
Gas Utilities — 0.7%
Osaka Gas Co. Ltd.	56,700	1,400,476
Tokyo Gas Co. Ltd.	16,200	405,254
		1,805,730
Ground Transportation — 3.1%
Central Japan Railway Co.	106,200	2,458,391
East Japan Railway Co.	129,600	2,484,679
Hankyu Hanshin Holdings Inc.	32,100	986,387
Keisei Electric Railway Co. Ltd.	16,200	512,521
Tokyu Corp.	72,900	891,751
West Japan Railway Co.	60,200	1,148,004
		8,481,733
Hotels, Restaurants & Leisure — 0.6%
Oriental Land Co. Ltd./Japan	56,100	1,534,197
Household Durables — 2.1%
Panasonic Holdings Corp.	324,000	2,722,226
Sekisui Chemical Co. Ltd.	56,100	856,098
Sekisui House Ltd.	80,100	2,070,339
		5,648,663
Industrial REITs — 0.2%
Nippon Prologis REIT Inc.	324	570,767
Insurance — 4.9%
Dai-ichi Life Holdings Inc.	64,100	1,851,002
Japan Post Holdings Co. Ltd.	267,300	2,611,828
Japan Post Insurance Co. Ltd.	24,300	460,402
MS&AD Insurance Group Holdings Inc.	178,200	4,107,612
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Japan Value ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Insurance (continued)
Sompo Holdings Inc.	129,600	$3,060,131
T&D Holdings Inc.	64,800	1,097,913
		13,188,888
Interactive Media & Services — 0.4%
LY Corp.	372,600	1,021,111
IT Services — 1.0%
Fujitsu Ltd.	88,100	1,628,516
Otsuka Corp.	16,200	385,402
SCSK Corp.	8,100	162,888
TIS Inc.	16,200	405,989
		2,582,795
Leisure Products — 0.3%
Bandai Namco Holdings Inc.	40,500	870,077
Machinery — 3.4%
FANUC Corp.	64,100	1,892,191
Hitachi Construction Machinery Co. Ltd.	16,200	399,089
Komatsu Ltd.	128,100	3,584,550
Makita Corp.	8,100	271,451
Mitsubishi Heavy Industries Ltd.	226,800	3,057,797
		9,205,078
Marine Transportation — 1.8%
Kawasaki Kisen Kaisha Ltd.	57,200	844,952
Mitsui OSK Lines Ltd.	48,100	1,735,231
Nippon Yusen KK	64,100	2,325,476
		4,905,659
Media — 0.1%
Dentsu Group Inc.	8,100	249,104
Metals & Mining — 1.6%
JFE Holdings Inc.	81,000	1,122,913
Nippon Steel Corp.	120,100	2,740,764
Sumitomo Metal Mining Co. Ltd.	16,200	448,955
		4,312,632
Office REITs — 0.6%
Japan Real Estate Investment Corp.	162	650,864
Nippon Building Fund Inc.	200	897,481
		1,548,345
Oil, Gas & Consumable Fuels — 1.9%
ENEOS Holdings Inc.	396,900	2,159,042
Idemitsu Kosan Co. Ltd.	137,660	1,006,141
Inpex Corp.	130,000	1,916,358
		5,081,541
Passenger Airlines — 0.3%
ANA Holdings Inc.	24,100	487,156
Japan Airlines Co. Ltd.	24,100	404,640
		891,796
Personal Care Products — 0.9%
Kao Corp.	32,100	1,438,454
Shiseido Co. Ltd.	40,200	895,873
		2,334,327
Pharmaceuticals — 3.4%
Astellas Pharma Inc.	251,100	3,120,409
Eisai Co. Ltd.	32,400	1,359,920
Ono Pharmaceutical Co. Ltd.	56,700	838,215
Shionogi & Co. Ltd.	32,400	1,509,259
Takeda Pharmaceutical Co. Ltd.	77,200	2,298,398
		9,126,201
Security	Shares	Value
Real Estate Management & Development — 4.3%
Daito Trust Construction Co. Ltd.	8,100	$999,719
Daiwa House Industry Co. Ltd.	80,100	2,466,964
Hulic Co. Ltd.	56,700	587,449
Mitsubishi Estate Co. Ltd.	105,300	1,811,678
Mitsui Fudosan Co. Ltd.	372,600	4,036,002
Nomura Real Estate Holdings Inc.	16,200	466,657
Sumitomo Realty & Development Co. Ltd.	40,100	1,373,590
		11,742,059
Semiconductors & Semiconductor Equipment — 0.4%
Rohm Co. Ltd.	48,100	607,542
SUMCO Corp.	48,600	561,438
		1,168,980
Technology Hardware, Storage & Peripherals — 4.0%
Brother Industries Ltd.	32,400	605,759
Canon Inc.	129,600	4,451,025
FUJIFILM Holdings Corp.	153,900	4,150,619
Ricoh Co. Ltd.	72,900	766,706
Seiko Epson Corp.	40,500	757,248
		10,731,357
Tobacco — 1.8%
Japan Tobacco Inc.	168,200	4,855,973
Trading Companies & Distributors — 10.4%
ITOCHU Corp.	162,000	8,625,551
Marubeni Corp.	128,100	2,209,667
Mitsubishi Corp.	461,700	9,611,812
Mitsui & Co. Ltd.	128,100	2,768,784
Sumitomo Corp.	144,100	3,426,466
Toyota Tsusho Corp.	83,900	1,621,302
		28,263,582
Wireless Telecommunication Services — 6.2%
KDDI Corp.	210,600	7,105,036
SoftBank Corp.	396,900	5,553,279
SoftBank Group Corp.	72,100	4,185,955
		16,844,270
Total Long-Term Investments — 99.6% (Cost: $237,609,826)		269,941,222
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(b)(c)	30,000	30,000
Total Short-Term Securities — 0.0% (Cost: $30,000)		30,000
Total Investments — 99.6% (Cost: $237,639,826)		269,971,222
Other Assets Less Liabilities — 0.4%		1,019,457
Net Assets — 100.0%		$270,990,679

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Japan Value ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$10 (b)	$—	$(10)	$—	$—	—	$30 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	—	(30,000)(b)	—	—	30,000	30,000	10,116	—
				$(10)	$—	$30,000		$10,146	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	54	09/12/24	$1,011	$8,856
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$8,856	$—	$—	$—	$8,856

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$225,303	$—	$—	$—	$225,303
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(4,385)	$—	$—	$—	$(4,385)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,220,847
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Japan Value ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$269,941,222	$—	$269,941,222
Short-Term Securities
Money Market Funds	30,000	—	—	30,000
	$30,000	$269,941,222	$—	$269,971,222
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$8,856	$—	$8,856

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
9
2024 iShares Annual Financial Statements

Statements of Assets and Liabilities
August 31, 2024

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF
ASSETS
Investments, at value—unaffiliated(a)	$6,056,587	$269,941,222
Investments, at value—affiliated(b)	—	30,000
Cash	4,104	4,844
Foreign currency collateral pledged for futures contracts(c)	—	84,774
Foreign currency, at value(d)	93,518	447,925
Receivables:
Investments sold	124,090	3,182,308
Dividends—unaffiliated	1,847	387,407
Dividends—affiliated	—	118
Variation margin on futures contracts	—	15,296
Total assets	6,280,146	274,093,894
LIABILITIES
Payables:
Investments purchased	214,327	3,070,626
Investment advisory fees	3,064	32,589
Total liabilities	217,391	3,103,215
Commitments and contingent liabilities
NET ASSETS	$6,062,755	$270,990,679
NET ASSETS CONSIST OF
Paid-in capital	$9,892,974	$245,495,407
Accumulated earnings (loss)	(3,830,219)	25,495,272
NET ASSETS	$6,062,755	$270,990,679
NET ASSET VALUE
Shares outstanding	400,000	8,100,000
Net asset value	$15.16	$33.46
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$8,086,279	$237,609,826
(b) Investments, at cost—affiliated	$—	$30,000
(c) Foreign currency collateral pledged, at cost	$—	$84,269
(d) Foreign currency, at cost	$93,544	$449,693
See notes to financial statements.
Statements of Assets and Liabilities
10

Statements of Operations
Year Ended August 31, 2024

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF
INVESTMENT INCOME
Dividends—unaffiliated	$108,794	$8,529,341
Dividends—affiliated	227	10,116
Interest—unaffiliated	138	—
Securities lending income—affiliated—net	942	30
Foreign taxes withheld	(4,770)	(852,712)
Total investment income	105,331	7,686,775
EXPENSES
Investment advisory	38,734	397,590
Commitment costs	64	2,679
Interest expense	48	—
Total expenses	38,846	400,269
Net investment income	66,485	7,286,506
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(831,363)	(1,169,768)
Investments—affiliated	(24)	(10)
Foreign currency transactions	101	(185,562)
Futures contracts	738	225,303
In-kind redemptions—unaffiliated(a)	—	24,258,458
	(830,548)	23,128,421
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(32,082)	24,658,584
Foreign currency translations	(67)	38,560
Futures contracts	(88)	(4,385)
	(32,237)	24,692,759
Net realized and unrealized gain (loss)	(862,785)	47,821,180
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(796,300)	$55,107,686
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
11
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets

	iShares MSCI China Multisector Tech ETF		iShares MSCI Japan Value ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$66,485	$27,965	$7,286,506	$4,556,216
Net realized gain (loss)	(830,548)	(436,430)	23,128,421	3,747,140
Net change in unrealized appreciation (depreciation)	(32,237)	(300,364)	24,692,759	19,025,678
Net increase (decrease) in net assets resulting from operations	(796,300)	(708,829)	55,107,686	27,329,034
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(292,763)	(83,031)	(8,428,918)	(3,996,856)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	—	(954,153)	121,081,814
NET ASSETS
Total increase (decrease) in net assets	(1,089,063)	(791,860)	45,724,615	144,413,992
Beginning of year	7,151,818	7,943,678	225,266,064	80,852,072
End of year	$6,062,755	$7,151,818	$270,990,679	$225,266,064

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
12

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI China Multisector Tech ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Period From 01/25/22(a) to 08/31/22
Net asset value, beginning of period	$17.88	$19.86	$24.81
Net investment income(b)	0.17	0.07	0.12
Net realized and unrealized loss(c)	(2.16)	(1.84)	(5.02)
Net decrease from investment operations	(1.99)	(1.77)	(4.90)
Distributions from net investment income(d)	(0.73)	(0.21)	(0.05)
Net asset value, end of period	$15.16	$17.88	$19.86
Total Return(e)
Based on net asset value	(11.40)%	(8.96)%	(19.74)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.59%	0.59%	0.59%(h)
Net investment income	1.01%	0.38%	0.93%(h)
Supplemental Data
Net assets, end of period (000)	$6,063	$7,152	$7,944
Portfolio turnover rate(i)	25%	23%	17%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
13
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$28.16	$23.78	$27.73	$23.22	$23.70
Net investment income(a)	0.84	0.73	0.72	0.65	0.71
Net realized and unrealized gain (loss)(b)	5.51	4.31	(3.88)	4.36	(0.26)
Net increase (decrease) from investment operations	6.35	5.04	(3.16)	5.01	0.45
Distributions from net investment income(c)	(1.05)	(0.66)	(0.79)	(0.50)	(0.93)
Net asset value, end of year	$33.46	$28.16	$23.78	$27.73	$23.22
Total Return(d)
Based on net asset value	23.04%	21.46%	(11.57)%	21.62%	1.71%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	2.75%	2.82%	2.74%	2.39%	2.98%
Supplemental Data
Net assets, end of year (000)	$270,991	$225,266	$80,852	$44,361	$6,965
Portfolio turnover rate(f)	31%	20%	24%	24%	35%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
14

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI China Multisector Tech	Non-diversified
MSCI Japan Value	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
15
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
17
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
MSCI China Multisector Tech	0.59%
MSCI Japan Value	0.15
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI China Multisector Tech	$215
MSCI Japan Value	8
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan Value	$49,958,196	$57,928,129	$1,405,938
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI China Multisector Tech	$1,623,931	$1,823,251
MSCI Japan Value	83,869,864	82,737,861
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Japan Value	$124,748,141	$128,275,060
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Japan Value	$23,313,920	$ (23,313,920)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
MSCI China Multisector Tech
Ordinary income	$292,763	$83,031
MSCI Japan Value
Ordinary income	$8,428,918	$3,996,856
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI China Multisector Tech	$86,608	$(1,528,510)	$(2,388,317)	$(3,830,219)
MSCI Japan Value	3,878,050	(6,309,122)	27,926,344	25,495,272

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
19
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI China Multisector Tech	$8,444,879	$323,628	$(2,711,920)	$(2,388,292)
MSCI Japan Value	242,085,253	33,685,695	(5,790,870)	27,894,825
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Japan Value
Shares sold	4,300,000	$131,377,426	8,300,000	$219,003,150
Shares redeemed	(4,200,000)	(132,331,579)	(3,700,000)	(97,921,336)
	100,000	$(954,153)	4,600,000	$121,081,814
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
21
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
Notes to Financial Statements
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI China Multisector Tech ETF
iShares MSCI Japan Value ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
23
2024 iShares Annual Financial Statements

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
MSCI China Multisector Tech	$52,910
MSCI Japan Value	7,709,110
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI China Multisector Tech	$108,794	$4,778
MSCI Japan Value	8,530,361	850,876
Important Tax Information
24

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
25
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract
iShares MSCI China Multisector Tech ETF, iShares MSCI Japan Value ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
Board Review and Approval of Investment Advisory Contract
26

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
27
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
28

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
29
2024 iShares Annual Financial Statements

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc.,  nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares MSCI India ETF | INDA | Cboe BZX
• iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

2

Schedule of Investments
August 31, 2024
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.5%
Bharat Electronics Ltd.	26,593,573	$95,031,190
Hindustan Aeronautics Ltd., NVS	1,459,835	81,535,767
		176,566,957
Automobile Components — 1.8%
Balkrishna Industries Ltd.	562,643	18,993,098
Bharat Forge Ltd.	1,863,234	35,240,092
Bosch Ltd.	53,650	20,723,264
MRF Ltd.	16,973	27,299,003
Samvardhana Motherson International Ltd.	19,722,540	45,986,949
Sona Blw Precision Forgings Ltd.(a)	2,987,028	24,353,096
Tube Investments of India Ltd.	774,029	37,221,411
		209,816,913
Automobiles — 6.9%
Bajaj Auto Ltd.	487,526	63,298,269
Eicher Motors Ltd.	996,873	58,995,068
Hero MotoCorp Ltd.	872,839	56,834,731
Mahindra & Mahindra Ltd.	6,786,089	227,315,577
Maruti Suzuki India Ltd.	915,058	135,498,975
Tata Motors Ltd.	12,555,391	166,423,370
Tata Motors Ltd., NVS	2,418,414	32,045,597
TVS Motor Co. Ltd.	1,728,409	57,972,682
		798,384,269
Banks — 16.3%
AU Small Finance Bank Ltd.(a)	2,649,600	21,763,527
Axis Bank Ltd.	16,640,480	233,374,673
Bank of Baroda	7,525,535	22,450,901
Canara Bank	13,199,908	17,575,112
HDFC Bank Ltd.	31,000,447	606,210,524
ICICI Bank Ltd.	37,892,694	555,724,705
IDFC First Bank Ltd.(b)	26,661,449	23,481,463
IndusInd Bank Ltd.	2,096,468	35,632,055
Kotak Mahindra Bank Ltd.	7,955,562	168,952,799
Punjab National Bank	16,023,590	22,261,083
State Bank of India	12,987,387	126,231,141
Union Bank of India Ltd.	11,108,673	16,101,729
Yes Bank Ltd.(b)	102,601,528	28,938,833
		1,878,698,545
Beverages — 0.8%
United Spirits Ltd.	2,116,929	37,211,843
Varun Beverages Ltd.	3,309,229	59,215,335
		96,427,178
Building Products — 0.2%
Astral Ltd.	977,287	22,387,517
Capital Markets — 0.3%
HDFC Asset Management Co. Ltd.(a)	699,315	36,867,565
Chemicals — 2.5%
Asian Paints Ltd.	2,791,712	104,228,280
PI Industries Ltd.	551,963	29,612,823
Pidilite Industries Ltd.	1,110,217	41,383,554
Solar Industries India Ltd.	197,526	25,271,763
SRF Ltd.	970,576	29,697,300
Supreme Industries Ltd.	462,134	29,133,019
UPL Ltd.	3,276,926	23,367,301
		282,694,040
Commercial Services & Supplies — 0.2%
Indian Railway Catering & Tourism Corp. Ltd.	1,746,279	19,432,735
Security	Shares	Value
Construction & Engineering — 2.1%
Larsen & Toubro Ltd.	4,901,774	$216,671,222
Rail Vikas Nigam Ltd.	3,792,736	27,467,194
		244,138,416
Construction Materials — 2.0%
Ambuja Cements Ltd.	4,480,523	32,972,370
Grasim Industries Ltd.	1,916,481	61,693,943
Shree Cement Ltd.	65,632	19,950,290
UltraTech Cement Ltd.	840,244	113,287,988
		227,904,591
Consumer Finance — 3.2%
Bajaj Finance Ltd.	2,026,763	174,017,903
Cholamandalam Investment and Finance Co. Ltd.	3,056,687	53,081,265
Muthoot Finance Ltd.	876,335	20,537,906
SBI Cards & Payment Services Ltd.	2,076,004	17,905,229
Shriram Finance Ltd.	2,051,396	78,515,611
Sundaram Finance Ltd.	481,055	28,943,406
		373,001,320
Consumer Staples Distribution & Retail — 0.6%
Avenue Supermarts Ltd.(a)(b)	1,183,710	69,495,315
Diversified Telecommunication Services — 0.6%
Indus Towers Ltd.(b)	8,492,553	46,448,397
Tata Communications Ltd.	829,483	19,403,503
		65,851,900
Electric Utilities — 1.9%
Power Grid Corp. of India Ltd.	33,836,357	136,284,065
Tata Power Co. Ltd. (The)	10,462,416	54,211,584
Torrent Power Ltd.	1,223,966	25,452,662
		215,948,311
Electrical Equipment — 2.0%
ABB India Ltd.	385,470	36,501,118
Bharat Heavy Electricals Ltd.	7,600,819	26,312,880
CG Power & Industrial Solutions Ltd.	4,448,166	36,911,912
Havells India Ltd.	1,824,626	41,331,880
Polycab India Ltd.	382,919	31,124,730
Suzlon Energy Ltd.(b)	69,395,820	62,795,684
		234,978,204
Financial Services — 2.6%
Bajaj Finserv Ltd.	2,788,218	59,291,231
Bajaj Holdings & Investment Ltd.	194,350	23,309,273
Jio Financial Services Ltd., NVS(b)	20,802,390	79,720,522
Power Finance Corp. Ltd.	10,805,436	70,827,628
REC Ltd.	9,579,884	70,791,913
		303,940,567
Food Products — 1.9%
Britannia Industries Ltd.	788,669	55,094,248
Marico Ltd.	3,767,989	29,065,724
Nestle India Ltd., NVS	2,455,378	73,198,636
Tata Consumer Products Ltd.	4,319,781	61,839,886
		219,198,494
Gas Utilities — 0.4%
GAIL India Ltd.	16,744,525	47,493,621
Ground Transportation — 0.2%
Container Corp. of India Ltd.	1,773,330	20,402,796
Health Care Providers & Services — 1.0%
Apollo Hospitals Enterprise Ltd.	732,340	60,527,257
Max Healthcare Institute Ltd.	5,657,435	58,197,118
		118,724,375
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Hotels, Restaurants & Leisure — 1.9%
Indian Hotels Co. Ltd., Class A	6,214,275	$48,038,852
Jubilant Foodworks Ltd.	2,640,628	20,484,235
Zomato Ltd.(b)	48,169,940	143,736,305
		212,259,392
Household Durables — 0.3%
Dixon Technologies India Ltd.	239,453	37,593,866
Independent Power and Renewable Electricity Producers — 2.6%
Adani Green Energy Ltd.(b)	2,305,136	50,514,261
Adani Power Ltd.(b)	5,612,744	42,303,268
JSW Energy Ltd.	2,543,410	21,563,028
NHPC Ltd., NVS	21,926,794	25,104,155
NTPC Ltd.	31,749,537	157,443,227
		296,927,939
Industrial Conglomerates — 0.5%
Siemens Ltd.	647,797	53,265,151
Insurance — 2.2%
HDFC Life Insurance Co. Ltd.(a)	7,042,895	62,058,296
ICICI Lombard General Insurance Co. Ltd.(a)	1,758,633	44,982,526
ICICI Prudential Life Insurance Co. Ltd.(a)	2,622,896	23,557,531
PB Fintech Ltd.(b)	2,156,817	45,496,818
SBI Life Insurance Co. Ltd.(a)	3,279,437	72,325,654
		248,420,825
Interactive Media & Services — 0.4%
Info Edge India Ltd.	517,781	47,430,317
IT Services — 11.5%
HCL Technologies Ltd.	6,910,775	144,499,689
Infosys Ltd.	24,168,670	561,116,362
LTIMindtree Ltd.(a)	538,733	39,581,904
Mphasis Ltd.	756,727	28,004,304
Persistent Systems Ltd., NVS	784,625	48,409,198
Tata Consultancy Services Ltd.	6,581,449	357,550,360
Tech Mahindra Ltd.	3,913,378	76,492,798
Wipro Ltd.	9,514,447	61,106,983
		1,316,761,598
Life Sciences Tools & Services — 0.5%
Divi's Laboratories Ltd.	869,217	52,832,491
Machinery — 0.8%
Ashok Leyland Ltd.	10,682,962	32,658,068
Cummins India Ltd.	1,008,476	45,088,096
Thermax Ltd.	303,450	15,803,428
		93,549,592
Metals & Mining — 3.3%
APL Apollo Tubes Ltd.	1,211,588	21,121,512
Hindalco Industries Ltd.	9,810,669	82,206,596
Jindal Stainless Ltd.	2,396,578	22,687,140
Jindal Steel & Power Ltd.	2,597,815	30,031,019
JSW Steel Ltd.	4,448,381	49,901,631
NMDC Ltd.	7,463,249	19,834,093
Tata Steel Ltd.	54,499,329	99,363,025
Vedanta Ltd.	9,958,418	55,565,039
		380,710,055
Oil, Gas & Consumable Fuels — 10.0%
Bharat Petroleum Corp. Ltd.	11,048,594	47,077,861
Coal India Ltd.	13,452,305	84,148,865
Hindustan Petroleum Corp. Ltd.	6,967,073	34,789,422
Indian Oil Corp. Ltd.	20,549,688	43,407,728
Oil & Natural Gas Corp. Ltd.	22,884,042	90,373,105
Oil India Ltd.	3,550,639	31,377,412
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Petronet LNG Ltd.	5,457,123	$23,921,493
Reliance Industries Ltd.	22,153,133	797,051,772
		1,152,147,658
Passenger Airlines — 0.6%
InterGlobe Aviation Ltd.(a)(b)	1,264,419	72,733,418
Personal Care Products — 2.8%
Colgate-Palmolive India Ltd.	989,506	42,946,913
Dabur India Ltd.	3,868,688	29,385,949
Godrej Consumer Products Ltd.	2,976,883	52,536,150
Hindustan Unilever Ltd.	5,983,603	198,233,675
		323,102,687
Pharmaceuticals — 4.0%
Aurobindo Pharma Ltd.	1,918,523	35,890,131
Cipla Ltd.	3,819,169	75,422,563
Dr. Reddy's Laboratories Ltd.	849,716	71,189,604
Lupin Ltd.	1,658,816	44,337,216
Mankind Pharma Ltd.(b)	728,772	21,630,460
Sun Pharmaceutical Industries Ltd.	6,983,181	151,714,366
Torrent Pharmaceuticals Ltd.	738,775	30,704,174
Zydus Lifesciences Ltd.	1,830,381	24,623,049
		455,511,563
Real Estate Management & Development — 1.5%
DLF Ltd.	5,403,232	54,470,118
Godrej Properties Ltd.(b)	910,435	31,606,020
Macrotech Developers Ltd.	2,171,813	32,460,902
Phoenix Mills Ltd. (The)	715,238	32,167,707
Prestige Estates Projects Ltd.	1,020,857	22,080,622
		172,785,369
Software — 0.4%
Oracle Financial Services Software Ltd.	157,732	20,663,564
Tata Elxsi Ltd.	249,222	23,779,151
		44,442,715
Specialty Retail — 1.0%
Trent Ltd.	1,319,158	112,444,586
Textiles, Apparel & Luxury Goods — 1.2%
Page Industries Ltd.	44,637	22,634,577
Titan Co. Ltd.	2,583,871	109,861,025
		132,495,602
Tobacco — 1.1%
ITC Ltd.	21,809,801	130,477,191
Trading Companies & Distributors — 0.3%
Adani Enterprises Ltd.	1,078,329	38,811,460
Transportation Infrastructure — 0.8%
Adani Ports & Special Economic Zone Ltd.	3,929,381	69,455,848
GMR Airports Infrastructure Ltd.(b)	17,567,410	19,817,369
		89,273,217
Wireless Telecommunication Services — 3.4%
Bharti Airtel Ltd.	18,638,119	353,221,239
Vodafone Idea Ltd.(b)	172,864,247	32,235,085
		385,456,324
Total Long-Term Investments — 100.1% (Cost: $8,233,190,938)		11,511,786,645
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	45,770,000	$45,770,000
Total Short-Term Securities — 0.4% (Cost: $45,770,000)		45,770,000
Total Investments — 100.5% (Cost: $8,278,960,938)		11,557,556,645
Liabilities in Excess of Other Assets — (0.5)%		(54,546,718)
Net Assets — 100.0%		$11,503,009,927

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$45,770,000 (a)	$—	$—	$—	$45,770,000	45,770,000	$11,167,579	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IFSC Nifty 50 Index	68	09/26/24	$3,455	$47,087
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$47,087	$—	$—	$—	$47,087

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

5
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India ETF

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$881,706	$—	$—	$—	$881,706
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$14,456	$—	$—	$—	$14,456
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$20,770,855
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$59,702,279	$11,452,084,366	$—	$11,511,786,645
Short-Term Securities
Money Market Funds	45,770,000	—	—	45,770,000
	$105,472,279	$11,452,084,366	$—	$11,557,556,645
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$47,087	$—	$47,087

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.7%
Bharat Dynamics Ltd.	224,083	$3,490,028
Data Patterns India Ltd.(a)	61,871	2,071,468
Garden Reach Shipbuilders & Engineers Ltd.	70,027	1,515,088
Paras Defence & Space Technologies Ltd.(a)	25,508	386,963
		7,463,547
Air Freight & Logistics — 1.1%
Allcargo Logistics Ltd.(a)	841,098	702,338
Blue Dart Express Ltd.	14,399	1,381,420
Delhivery Ltd.(a)	1,084,512	5,425,254
Gateway Distriparks Ltd.	847,466	1,008,844
Mahindra Logistics Ltd.(b)	82,529	490,768
TCI Express Ltd.	28,604	385,126
Transport Corp. of India Ltd.	58,675	759,678
TVS Supply Chain Solutions Ltd./India, NVS	264,004	605,717
		10,759,145
Automobile Components — 5.0%
Apollo Tyres Ltd.	698,838	4,112,192
Asahi India Glass Ltd.	178,287	1,349,463
Banco Products India Ltd.	49,661	402,296
Ceat Ltd.	49,455	1,626,495
CIE Automotive India Ltd.	324,671	2,265,582
Dynamatic Technologies Ltd.	7,837	745,411
Endurance Technologies Ltd.(b)	85,989	2,539,881
Exide Industries Ltd.	1,039,227	6,103,427
Gabriel India Ltd.	161,252	1,055,934
JBM Auto Ltd.	56,751	1,296,855
JK Tyre & Industries Ltd.	255,013	1,219,469
Minda Corp. Ltd.	202,088	1,367,830
Motherson Sumi Wiring India Ltd.	4,324,268	3,633,895
Pricol Ltd.(a)	180,420	1,113,149
Sansera Engineering Ltd.(b)	85,825	1,538,150
Sharda Motor Industries Ltd.	24,566	794,055
Shriram Pistons & Rings Ltd.	26,928	689,998
Sundaram Finance Holdings Ltd.	220,895	1,065,823
Sundram Fasteners Ltd.	256,907	4,143,624
Suprajit Engineering Ltd.	172,573	1,078,750
TVS Holdings Ltd.	12,368	2,054,054
UNO Minda Ltd.	491,388	6,883,893
Varroc Engineering Ltd.(a)(b)	91,856	623,976
ZF Commercial Vehicle Control Systems India Ltd.	11,599	2,155,230
		49,859,432
Banks — 3.0%
Bandhan Bank Ltd.(b)	1,930,212	4,614,745
City Union Bank Ltd.	887,449	1,807,805
DCB Bank Ltd.	380,570	559,210
Equitas Small Finance Bank Ltd.(b)	1,313,164	1,271,914
Federal Bank Ltd.	4,430,052	10,279,239
Jammu & Kashmir Bank Ltd. (The)	1,083,973	1,420,259
Karnataka Bank Ltd. (The)	452,261	1,226,769
Karur Vysya Bank Ltd. (The)	963,778	2,549,776
RBL Bank Ltd.(b)	1,097,300	2,980,482
South Indian Bank Ltd. (The)	3,134,605	956,808
Tamilnad Mercantile Bank Ltd., NVS	192,434	1,079,654
Ujjivan Small Finance Bank Ltd.(b)	2,313,763	1,210,985
		29,957,646
Beverages — 0.6%
Radico Khaitan Ltd.	180,859	4,185,147
Sula Vineyards Ltd., NVS	137,360	817,485
Security	Shares	Value
Beverages (continued)
Tilaknagar Industries Ltd.	239,601	$783,745
		5,786,377
Biotechnology — 0.4%
Biocon Ltd.	1,022,436	4,374,616
Broadline Retail — 0.3%
RattanIndia Enterprises Ltd.(a)	817,822	779,819
Shoppers Stop Ltd.(a)	96,505	933,281
V-Mart Retail Ltd.(a)	23,451	1,005,831
		2,718,931
Building Products — 1.5%
Blue Star Ltd.	326,805	6,647,533
Cera Sanitaryware Ltd.	14,009	1,539,853
Electrosteel Castings Ltd.	755,805	1,931,128
Greenlam Industries Ltd.	79,300	530,525
Kajaria Ceramics Ltd.	214,184	3,449,415
Prince Pipes & Fittings Ltd.(a)	110,605	775,956
		14,874,410
Capital Markets — 5.7%
360 ONE WAM Ltd.	310,554	3,971,426
Aditya Birla Sun Life Asset Management Co. Ltd.	143,261	1,278,453
Anand Rathi Wealth Ltd.	41,150	1,871,721
Angel One Ltd.	109,897	3,393,190
BSE Ltd.	162,308	5,486,586
Central Depository Services India Ltd.	250,417	4,289,491
Choice International Ltd.(a)	115,159	619,470
CRISIL Ltd.	44,637	2,375,080
Edelweiss Financial Services Ltd.	1,269,048	1,655,260
ICICI Securities Ltd.(b)	197,996	1,945,879
ICRA Ltd.	10,828	774,145
IDFC Ltd.	2,929,188	3,910,016
IIFL Securities Ltd.	263,707	867,607
Indian Energy Exchange Ltd.(b)	1,067,050	2,592,491
JM Financial Ltd.	950,390	1,209,472
Kfin Technologies Ltd.	167,567	2,077,363
Maharashtra Scooters Ltd.	6,844	793,885
Motilal Oswal Financial Services Ltd.	365,672	3,142,109
Multi Commodity Exchange of India Ltd.	61,105	3,779,025
Nippon Life India Asset Management Ltd.(b)	386,203	3,101,709
Nuvama Wealth Management Ltd., NVS	17,571	1,350,761
Prudent Corporate Advisory Services Ltd., NVS	35,437	1,029,476
Share India Securities Ltd.	142,817	493,880
Tata Investment Corp. Ltd.	31,033	2,693,830
UTI Asset Management Co. Ltd.	110,621	1,511,997
		56,214,322
Chemicals — 8.6%
Aarti Industries Ltd.	442,981	3,315,586
Advanced Enzyme Technologies Ltd.	109,375	581,668
Akzo Nobel India Ltd.	22,201	916,738
Alkyl Amines Chemicals	38,663	970,332
Anupam Rasayan India Ltd.	56,706	526,282
Archean Chemical Industries Ltd., NVS	135,781	1,202,570
Atul Ltd.	32,656	3,102,866
Balaji Amines Ltd.	27,609	733,490
BASF India Ltd.	26,461	2,079,935
Bayer CropScience Ltd.	33,125	2,483,864
Carborundum Universal Ltd.	279,135	5,076,672
Castrol India Ltd.	967,457	3,058,613
Chambal Fertilisers and Chemicals Ltd.	391,876	2,431,114
Chemplast Sanmar Ltd.(a)	174,615	1,045,759
Clean Science & Technology Ltd.	50,738	903,464
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Chemicals (continued)
Coromandel International Ltd.	288,050	$6,040,707
Deepak Fertilisers & Petrochemicals Corp. Ltd.	154,341	1,926,501
Deepak Nitrite Ltd.	133,405	4,628,540
Dhanuka Agritech Ltd.	33,720	733,322
EID Parry India Ltd.	217,226	2,149,608
Epigral Ltd.	30,480	676,168
Fine Organic Industries Ltd.	18,743	1,195,000
Fineotex Chemical Ltd.	71,708	316,773
Finolex Industries Ltd.	606,886	2,256,473
Galaxy Surfactants Ltd.	26,376	924,373
Garware Hi-Tech Films Ltd.	19,883	781,701
GHCL Ltd.	151,219	1,260,326
Gujarat Alkalies & Chemicals Ltd.	47,619	437,223
Gujarat Fluorochemicals Ltd.	67,152	2,540,944
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	195,924	1,596,649
Gujarat State Fertilizers & Chemicals Ltd.	535,427	1,470,744
Gulf Oil Lubricants India Ltd.	36,089	609,162
Himadri Speciality Chemical Ltd.	426,182	2,658,834
Indigo Paints Ltd.	27,645	478,190
Jubilant Ingrevia Ltd.	171,682	1,346,199
Kansai Nerolac Paints Ltd.	502,486	1,778,429
Laxmi Organic Industries Ltd.	202,796	720,399
Navin Fluorine International Ltd.	72,733	2,861,013
Neogen Chemicals Ltd.	25,804	457,777
NOCIL Ltd.	232,280	783,331
Paradeep Phosphates Ltd., NVS(b)	791,557	787,594
PCBL Ltd.	415,344	2,424,821
Rain Industries Ltd.	451,436	914,212
Rallis India Ltd.	213,485	897,068
Rashtriya Chemicals & Fertilizers Ltd.	336,938	809,148
Rossari Biotech Ltd.	41,214	433,088
Sudarshan Chemical Industries Ltd.	84,639	1,042,506
Sumitomo Chemical India Ltd.	299,876	1,828,908
Supreme Petrochem Ltd., NVS	160,932	1,649,591
Tata Chemicals Ltd.	311,470	4,019,529
Vinati Organics Ltd.	62,829	1,475,631
		85,339,435
Commercial Services & Supplies — 0.6%
CMS Info Systems Ltd.	378,093	2,478,156
Doms Industries Ltd.(a)	36,470	1,133,989
ION Exchange India Ltd., NVS	196,760	1,522,269
SIS Ltd.(a)	109,175	527,459
		5,661,873
Communications Equipment — 0.5%
Astra Microwave Products Ltd.	115,974	1,252,689
Sterlite Technologies Ltd.(a)	581,600	913,497
Tejas Networks Ltd.(a)(b)	167,250	2,627,114
		4,793,300
Construction & Engineering — 5.7%
Ahluwalia Contracts India Ltd.	75,237	1,152,873
Ashoka Buildcon Ltd.(a)	315,499	880,003
Dilip Buildcon Ltd.(b)	89,532	599,207
Engineers India Ltd.	614,070	1,593,649
G R Infraprojects Ltd.(a)	59,301	1,082,904
GMR Power & Urban Infra Ltd.(a)	442,780	728,066
HG Infra Engineering Ltd.	39,143	729,889
Hindustan Construction Co. Ltd.(a)	2,922,158	1,646,300
Inox Green Energy Services Ltd.(a)	252,447	601,114
IRB Infrastructure Developers Ltd., NVS	4,430,041	3,349,180
IRCON International Ltd.(b)	808,318	2,519,841
ITD Cementation India Ltd.	192,975	1,277,416
Security	Shares	Value
Construction & Engineering (continued)
J Kumar Infraprojects Ltd.	82,802	$840,046
Kalpataru Projects International Ltd.	257,974	4,139,551
KEC International Ltd.	314,321	3,549,849
KNR Constructions Ltd.	342,758	1,355,422
Man Infraconstruction Ltd.	254,072	597,983
NBCC India Ltd.	1,540,501	3,427,174
NCC Ltd./India	997,903	3,798,235
Patel Engineering Ltd.(a)	1,032,351	706,064
PNC Infratech Ltd.	282,285	1,517,784
Power Mech Projects Ltd.	17,395	1,410,191
Praj Industries Ltd.	292,154	2,671,522
Sterling and Wilson Renewable(a)	256,689	2,060,965
Techno Electric & Engineering Co. Ltd.	105,262	2,052,467
Voltas Ltd.	525,720	10,934,549
Waaree Renewable Technologies Ltd., NVS	62,583	1,145,087
Welspun Enterprises Ltd.	101,536	711,480
		57,078,811
Construction Materials — 1.6%
Birla Corp. Ltd.	64,934	1,030,052
HeidelbergCement India Ltd.	169,034	465,596
India Cements Ltd. (The)(a)	310,175	1,340,842
JK Cement Ltd.	85,023	4,517,681
JK Lakshmi Cement Ltd.	142,493	1,338,710
Kesoram Industries Ltd.(a)	272,029	676,545
Nuvoco Vistas Corp. Ltd.(a)	258,310	1,047,308
Orient Cement Ltd.	254,823	928,208
Prism Johnson Ltd.(a)	313,618	616,370
Ramco Cements Ltd. (The)	260,006	2,576,733
Rhi Magnesita India Ltd.	150,138	1,099,398
Star Cement Ltd.(a)	247,901	674,474
		16,311,917
Consumer Finance — 2.3%
Cholamandalam Financial Holdings Ltd.	229,580	4,384,605
CreditAccess Grameen Ltd.	136,291	1,982,858
Five-Star Business Finance Ltd., NVS(a)	286,056	2,587,038
Fusion Micro Finance Ltd., NVS(a)	117,670	450,375
Mahindra & Mahindra Financial Services Ltd.	1,199,309	4,493,818
Manappuram Finance Ltd.	1,345,328	3,464,966
MAS Financial Services Ltd.(b)	159,631	552,511
Paisalo Digital Ltd.	1,191,619	905,613
Poonawalla Fincorp Ltd.	568,514	2,628,004
SBFC Finance Ltd., NVS(a)	656,497	661,026
Spandana Sphoorty Financial Ltd.(a)	63,246	473,694
		22,584,508
Consumer Staples Distribution & Retail — 0.1%
Medplus Health Services Ltd.(a)	148,532	1,203,185
Containers & Packaging — 0.3%
AGI Greenpac Ltd.	47,460	534,624
EPL Ltd.	295,744	878,648
Jai Corp. Ltd.	105,146	464,819
Time Technoplast Ltd.	255,598	1,221,988
		3,100,079
Diversified Consumer Services — 0.1%
NIIT Learning Systems Ltd., NVS	180,978	1,068,470
Diversified Telecommunication Services — 0.6%
HFCL Ltd.	1,761,762	3,143,027
Railtel Corp. of India Ltd.	240,434	1,408,511
Tata Teleservices Maharashtra Ltd.(a)	1,195,067	1,384,973
		5,936,511
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electric Utilities — 0.8%
CESC Ltd.	1,458,602	$3,380,843
Reliance Infrastructure Ltd.(a)	538,240	1,343,773
SJVN Ltd.	1,921,859	3,061,496
		7,786,112
Electrical Equipment — 4.8%
Amara Raja Energy & Mobility Ltd.	268,525	4,872,613
Bharat Bijlee Ltd.	15,201	975,844
Elecon Engineering Co. Ltd.	192,049	1,423,906
Finolex Cables Ltd.	168,288	2,913,162
GE T&D India Ltd.	156,524	3,203,594
Graphite India Ltd.	167,209	1,031,309
HBL Power Systems Ltd.	271,124	2,023,929
HEG Ltd.	33,031	787,177
Hitachi Energy India Ltd.	25,908	3,734,538
Inox Wind Energy Ltd.(a)	4,650	666,231
Inox Wind Ltd.(a)	1,275,235	3,373,951
KEI Industries Ltd.	143,430	7,880,132
Olectra Greentech Ltd.	100,017	1,863,099
RR Kabel Ltd., NVS	67,573	1,301,158
Schneider Electric Infrastructure Ltd.(a)	115,683	1,148,640
TD Power Systems Ltd.	254,604	1,296,396
Transformers & Rectifiers India Ltd.	114,376	1,015,956
Triveni Turbine Ltd.	349,778	3,000,213
V-Guard Industries Ltd.	478,469	2,617,599
Voltamp Transformers Ltd.	16,080	2,706,454
		47,835,901
Electronic Equipment, Instruments & Components — 1.3%
Avalon Technologies Ltd., NVS(a)(b)	63,387	394,335
Cyient DLM Ltd., NVS(a)	67,873	604,604
Genus Power Infrastructures Ltd.	185,689	1,011,851
Kaynes Technology India Ltd., NVS(a)	62,518	3,543,617
PG Electroplast Ltd.(a)	290,330	1,819,745
Redington Ltd.	1,441,828	3,474,782
Syrma SGS Technology Ltd.	151,517	792,589
Zen Technologies Ltd.	81,732	1,659,075
		13,300,598
Entertainment — 0.6%
Nazara Technologies Ltd.(a)	74,227	821,703
PVR Inox Ltd.(a)	179,005	3,237,499
Saregama India Ltd.	165,013	1,001,291
Tips Industries Ltd.	95,795	859,730
		5,920,223
Financial Services — 3.8%
Aavas Financiers Ltd.(a)	145,137	2,978,085
Aptus Value Housing Finance India Ltd.	549,050	2,145,800
Can Fin Homes Ltd.	195,356	2,011,990
Home First Finance Co. India Ltd.(b)	110,629	1,522,146
IFCI Ltd.(a)	1,550,393	1,386,572
IIFL Finance Ltd.	570,487	3,103,041
India Shelter Finance Corp. Ltd.(a)	65,543	574,499
Infibeam Avenues Ltd.	2,661,357	989,588
L&T Finance Ltd.	1,835,159	3,703,753
LIC Housing Finance Ltd.	739,770	5,949,258
One 97 Communications Ltd., NVS(a)	700,129	5,199,646
Piramal Enterprises Ltd.	248,106	3,087,596
PNB Housing Finance Ltd.(a)(b)	254,039	2,962,814
Sammaan Capital Ltd.	909,688	1,757,239
		37,372,027
Food Products — 1.8%
Avanti Feeds Ltd.	102,612	830,064
Bajaj Hindusthan Sugar Ltd.(a)	1,874,071	952,998
Security	Shares	Value
Food Products (continued)
Balrampur Chini Mills Ltd.	295,136	$2,107,687
Bikaji Foods International Ltd.	153,061	1,505,086
Bombay Burmah Trading Co.	43,290	1,285,189
CCL Products India Ltd.	179,579	1,542,601
Dodla Dairy Ltd., NVS(a)	51,199	779,066
Gujarat Ambuja Exports Ltd.	340,029	580,538
Heritage Foods Ltd.	102,108	686,574
Hindustan Foods Ltd.(a)	81,978	567,803
Kaveri Seed Co. Ltd.	44,398	555,743
KRBL Ltd.	139,923	510,649
LT Foods Ltd.	297,191	1,344,568
Mrs Bectors Food Specialities Ltd.	71,911	1,379,316
Piccadily Agro Industries Ltd., NVS	11,907	113,709
Shree Renuka Sugars Ltd.(a)	1,493,569	890,691
Triveni Engineering & Industries Ltd.	187,340	1,064,657
Zydus Wellness Ltd.	39,343	1,076,406
		17,773,345
Gas Utilities — 1.3%
Gujarat Gas Ltd.	336,656	2,436,274
Gujarat State Petronet Ltd.	689,816	3,642,630
Indraprastha Gas Ltd.	684,667	4,514,988
Mahanagar Gas Ltd.	120,768	2,582,899
		13,176,791
Ground Transportation — 0.1%
VRL Logistics Ltd.	90,212	570,006
Health Care Equipment & Supplies — 0.2%
Poly Medicure Ltd.	70,401	1,963,352
Health Care Providers & Services — 2.9%
Aster DM Healthcare Ltd.(b)	426,452	2,070,859
Dr Lal PathLabs Ltd.(b)	91,858	3,746,165
Fortis Healthcare Ltd.	1,199,935	7,887,812
Global Health Ltd., NVS(a)	197,304	2,669,417
HealthCare Global Enterprises Ltd.(a)	108,897	503,069
Jupiter Life Line Hospitals Ltd.	48,786	779,541
Krishna Institute Of Medical Sciences Ltd.(a)(b)	117,419	3,542,594
Metropolis Healthcare Ltd.(b)	62,633	1,598,863
Narayana Hrudayalaya Ltd.	173,971	2,632,865
Rainbow Children's Medicare Ltd.	123,061	1,859,922
Vijaya Diagnostic Centre Pvt Ltd.	112,366	1,223,017
		28,514,124
Hotels, Restaurants & Leisure — 1.7%
Chalet Hotels Ltd.(a)	184,345	1,836,830
Devyani International Ltd.(a)	1,009,132	2,113,779
Easy Trip Planners Ltd., NVS	1,198,248	567,688
EIH Ltd.	535,422	2,447,375
Juniper Hotels Ltd.(a)	136,018	659,341
Lemon Tree Hotels Ltd.(a)(b)	1,170,797	1,878,650
Mahindra Holidays & Resorts India Ltd.(a)	148,150	720,529
Restaurant Brands Asia Ltd.(a)	861,291	1,129,307
Sapphire Foods India Ltd.(a)	108,939	2,165,746
Thomas Cook India Ltd.	409,572	1,126,593
Westlife Foodworld Ltd.	152,521	1,496,312
Wonderla Holidays Ltd.	43,765	441,555
		16,583,705
Household Durables — 2.2%
Amber Enterprises India Ltd.(a)	45,314	2,416,993
Bajaj Electricals Ltd.	100,711	1,153,013
Cello World Ltd., NVS	135,029	1,454,416
Crompton Greaves Consumer Electricals Ltd.	1,572,870	8,942,796
LA Opala RG Ltd.	101,666	402,367
9
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Household Durables (continued)
Orient Electric Ltd.	319,037	$1,020,626
Sheela Foam Ltd.(a)	92,097	1,017,386
Symphony Ltd.	41,868	779,661
TTK Prestige Ltd.	100,706	1,125,632
Whirlpool of India Ltd.	155,116	4,037,741
		22,350,631
Household Products — 0.2%
Jyothy Labs Ltd.	359,251	2,314,132
Independent Power and Renewable Electricity Producers — 1.1%
Jaiprakash Power Ventures Ltd.(a)	8,365,364	1,787,351
KPI Green Energy Ltd.(b)	117,924	1,273,344
NLC India Ltd.	845,199	2,777,075
PTC India Ltd.	542,859	1,376,718
RattanIndia Power Ltd.(a)	6,565,599	1,268,144
Reliance Power Ltd.(a)	6,382,813	2,334,165
		10,816,797
Industrial Conglomerates — 1.2%
3M India Ltd.	6,872	2,924,551
Apar Industries Ltd.	44,200	4,836,344
Balmer Lawrie & Co. Ltd.	144,258	481,249
Godrej Industries Ltd.(a)	164,658	1,990,509
Nava Ltd.	159,663	1,813,549
		12,046,202
Insurance — 1.5%
Go Digit General Insurance Ltd.(a)	448,556	2,052,085
Max Financial Services Ltd.(a)	633,003	8,108,795
Religare Enterprises Ltd.(a)	245,269	804,191
Star Health & Allied Insurance Co. Ltd.(a)	572,651	4,293,924
		15,258,995
Interactive Media & Services — 0.1%
Just Dial Ltd.(a)	51,849	774,352
IT Services — 2.8%
Coforge Ltd.	154,928	11,736,256
Cyient Ltd.	203,332	4,797,586
Happiest Minds Technologies Ltd.	186,174	1,805,302
Hinduja Global Solutions Ltd.	37,055	402,881
Magellanic Cloud Ltd.	357,247	558,842
Mastek Ltd.	36,914	1,295,986
Protean eGov Technologies Ltd.(a)	49,473	1,291,989
Sonata Software Ltd.	411,204	3,267,287
Zensar Technologies Ltd.	277,130	2,537,230
		27,693,359
Life Sciences Tools & Services — 0.5%
Syngene International Ltd.(b)	442,935	4,588,262
Machinery — 5.8%
Action Construction Equipment Ltd.	101,141	1,559,634
AIA Engineering Ltd.	103,786	5,320,065
Azad Engineering Ltd., NVS(a)	50,591	931,966
BEML Ltd., (Acquired 09/19/22, Cost: $1,148,884)(c)	45,824	2,077,919
Craftsman Automation Ltd.	29,166	2,101,324
Elgi Equipments Ltd.	464,951	3,853,252
ESAB India Ltd.	11,255	811,100
Force Motors Ltd.	11,277	1,120,067
GMM Pfaudler Ltd.	83,836	1,371,836
Grindwell Norton Ltd.	109,065	3,169,476
Happy Forgings Ltd.	57,806	820,402
Ingersoll Rand India Ltd.	19,726	991,753
Inox India Ltd., NVS(a)	56,058	786,987
ISGEC Heavy Engineering Ltd.	63,762	1,048,724
Security	Shares	Value
Machinery (continued)
Jain Irrigation Systems Ltd.(a)	730,334	$615,913
Jamna Auto Industries Ltd.	506,096	758,638
Jupiter Wagons Ltd., NVS	363,300	2,495,259
Kennametal India Ltd.	13,109	489,669
Kirloskar Brothers Ltd.	57,968	1,249,413
Kirloskar Oil Engines Ltd.	195,087	3,105,345
Kirloskar Pneumatic Co. Ltd., NVS	89,276	1,385,229
KSB Ltd.	151,840	1,680,352
Lakshmi Machine Works Ltd.	9,102	1,627,803
Lloyds Engineering Works Ltd., NVS	1,259,502	1,213,434
MTAR Technologies Ltd.(a)	46,832	1,020,864
Rolex Rings Ltd.(a)	30,326	891,584
Shakti Pumps India Ltd.	14,184	756,229
SKF India Ltd.	59,812	3,766,887
Tega Industries Ltd., NVS	40,217	819,143
Texmaco Rail & Engineering Ltd.	488,397	1,416,425
Timken India Ltd.	91,964	4,217,696
Titagarh Rail System Ltd.	197,586	3,353,083
Vesuvius India Ltd.	19,649	1,268,500
		58,095,971
Marine Transportation — 0.1%
Shipping Corp. of India Ltd.	396,548	1,275,113
Media — 0.9%
Affle India Ltd.(a)	136,302	2,653,279
DB Corp. Ltd.	117,690	470,621
Sun TV Network Ltd.	192,726	1,887,873
TV18 Broadcast Ltd.(a)	1,089,926	665,108
Zee Entertainment Enterprises Ltd.(a)	1,761,525	2,956,456
		8,633,337
Metals & Mining — 3.2%
Godawari Power and Ispat Ltd.	117,731	1,333,790
Gravita India Ltd.	59,085	1,608,911
Hindustan Copper Ltd.	709,382	2,816,476
Jai Balaji Industries Ltd., NVS(a)	81,822	889,684
Jindal Saw Ltd.	273,656	2,225,374
Kirloskar Ferrous Industries Ltd.	161,941	1,329,822
Maharashtra Seamless Ltd.	97,131	777,721
Mishra Dhatu Nigam Ltd.(b)	111,441	551,298
MOIL Ltd.	150,803	720,283
National Aluminium Co. Ltd.	2,020,953	4,405,956
NMDC Steel Ltd., NVS(a)	1,823,081	1,166,947
Orissa Minerals Development Co. Ltd. (The)(a)	4,810	469,047
PTC Industries Ltd., NVS(a)	7,062	1,249,109
Ramkrishna Forgings Ltd.	198,919	2,296,469
Ratnamani Metals & Tubes Ltd.	68,849	3,025,613
Sandur Manganese & Iron Ores Ltd. (The)	100,535	604,073
Sarda Energy & Minerals Ltd., NVS	221,491	927,855
Shivalik Bimetal Controls Ltd., NVS	55,668	377,125
Shyam Metalics & Energy Ltd.	138,545	1,318,358
Surya Roshni Ltd., NVS	79,893	643,726
Usha Martin Ltd.	335,325	1,324,816
Welspun Corp. Ltd.	224,421	1,899,708
		31,962,161
Office REITs — 1.3%
Brookfield India Real Estate Trust(b)	528,189	1,675,640
Embassy Office Parks REIT	2,086,045	9,653,815
Mindspace Business Parks REIT(b)	507,525	2,050,326
		13,379,781
Oil, Gas & Consumable Fuels — 0.9%
Aegis Logistics Ltd.	343,312	3,083,995
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Chennai Petroleum Corp. Ltd.	127,443	$1,484,287
Great Eastern Shipping Co. Ltd. (The)	244,370	3,888,679
Gujarat Mineral Development Corp. Ltd.	187,297	824,840
		9,281,801
Paper & Forest Products — 0.7%
Century Plyboards India Ltd.	133,566	1,253,779
Century Textiles & Industries Ltd.	122,905	3,506,891
Greenpanel Industries Ltd.	154,315	728,870
JK Paper Ltd.	186,403	1,019,563
West Coast Paper Mills Ltd.	60,404	439,123
		6,948,226
Passenger Airlines — 0.0%
SpiceJet Ltd.(a)	623,704	465,281
Personal Care Products — 0.8%
Emami Ltd.	480,306	4,659,957
Gillette India Ltd.	15,790	1,670,986
Honasa Consumer Ltd., NVS(a)	277,499	1,673,722
		8,004,665
Pharmaceuticals — 7.2%
Aarti Drugs Ltd.	89,921	625,442
Aarti Pharmalabs Ltd., NVS	103,731	852,774
Aether Industries Ltd., NVS(a)	67,009	711,580
Ajanta Pharma Ltd.	107,764	4,166,424
Alembic Pharmaceuticals Ltd.	120,161	1,518,283
AMI Organics Ltd.	50,012	823,320
AstraZeneca Pharma India Ltd.	12,452	978,476
Caplin Point Laboratories Ltd.	45,779	1,040,202
Concord Biotech Ltd., NVS	76,744	1,522,923
Eris Lifesciences Ltd.(a)(b)	116,458	1,929,665
FDC Ltd./India(a)	118,201	765,443
Gland Pharma Ltd.(b)	92,657	2,029,137
GlaxoSmithKline Pharmaceuticals Ltd.	103,560	3,388,966
Glenmark Life Sciences Ltd.	61,924	777,195
Glenmark Pharmaceuticals Ltd.	345,009	7,126,790
Granules India Ltd.	325,957	2,791,807
Hikal Ltd.	89,869	352,829
Ipca Laboratories Ltd.	341,202	5,633,642
JB Chemicals & Pharmaceuticals Ltd., NVS	171,652	3,998,349
Jubilant Pharmova Ltd., Class A	152,794	1,675,161
Laurus Labs Ltd.(b)	856,943	4,803,141
Marksans Pharma Ltd.(a)	498,642	1,424,469
Natco Pharma Ltd.	195,621	3,593,395
Neuland Laboratories Ltd.	18,823	2,805,835
Orchid Pharma Ltd.(a)	36,884	669,807
Piramal Pharma Ltd., NVS	1,455,145	3,281,591
Procter & Gamble Health Ltd.	18,265	1,134,951
Sanofi Consumer Healthcare India Ltd., NVS	20,569	876,238
Sanofi India Ltd.	19,618	1,592,667
Shilpa Medicare Ltd.(a)	95,649	875,969
Strides Pharma Science Ltd.	146,093	2,334,180
Sun Pharma Advanced Research Co. Ltd.(a)	161,398	427,272
Suven Pharmaceuticals Ltd.(a)	248,989	3,194,486
Wockhardt Ltd.(a)	168,796	2,121,473
		71,843,882
Professional Services — 1.6%
BLS International Services Ltd.	245,695	1,235,732
Computer Age Management Services Ltd.	108,259	5,496,942
eClerx Services Ltd.	53,644	1,857,440
eMudhra Ltd.	70,993	689,079
Firstsource Solutions Ltd.	766,939	2,775,185
Security	Shares	Value
Professional Services (continued)
Latent View Analytics Ltd.(a)	127,613	$736,333
Quess Corp. Ltd.(b)	145,256	1,356,931
RITES Ltd.	119,387	924,884
TeamLease Services Ltd.(a)	28,731	1,079,370
		16,151,896
Real Estate Management & Development — 1.9%
Anant Raj Ltd.	292,602	2,084,093
Brigade Enterprises Ltd.	282,591	4,058,538
Equinox India Developments Ltd.(a)	1,095,012	1,735,013
Hemisphere Properties India Ltd.(a)	196,253	485,781
Keystone Realtors Ltd.(a)	77,031	674,413
Mahindra Lifespace Developers Ltd.	190,436	1,291,857
Max Estates Ltd.(a)	108,135	870,469
NESCO Ltd.	52,398	591,143
Puravankara Ltd.	147,308	809,269
Raymond Ltd.	81,394	1,927,544
Sobha Ltd.	92,722	1,869,091
Sunteck Realty Ltd.	124,723	847,577
TARC Ltd.(a)	214,799	587,011
Valor Estate Ltd.(a)	324,767	762,732
		18,594,531
Semiconductors & Semiconductor Equipment — 0.1%
Borosil Renewables Ltd.(a)	120,569	739,125
Software — 2.3%
AurionPro Solutions Ltd.	47,255	1,088,815
Birlasoft Ltd.	406,420	3,252,831
CE Info Systems Ltd.	33,392	833,988
Intellect Design Arena Ltd.	200,765	2,377,593
KPIT Technologies Ltd.	402,208	8,717,535
Moschip Technologies Ltd., NVS	52,835	152,512
Newgen Software Technologies Ltd.	154,371	2,054,045
Rategain Travel Technologies Ltd.(a)	127,280	1,121,690
Route Mobile Ltd.	59,994	1,132,662
Tanla Platforms Ltd.	161,105	1,785,139
		22,516,810
Specialty Retail — 0.9%
Aditya Birla Fashion and Retail Ltd.(a)	868,680	3,226,735
Aditya Vision Ltd., NVS(b)	94,384	547,030
Arvind Fashions Ltd.	135,436	860,362
Electronics Mart India Ltd., NVS(a)	207,480	555,475
Ethos Ltd., NVS(a)	24,307	950,968
Go Fashion India Ltd.(a)	59,429	841,547
Redtape Ltd./India(a)	86,196	697,133
Senco Gold Ltd., NVS	47,501	616,818
Thanga Mayil Jewellery Ltd., NVS	23,968	581,833
		8,877,901
Technology Hardware, Storage & Peripherals — 0.1%
Netweb Technologies India Ltd., NVS	34,458	1,119,110
Textiles, Apparel & Luxury Goods — 3.2%
Alok Industries Ltd.(a)	3,030,246	986,716
Arvind Ltd.	351,862	1,691,209
Bata India Ltd.	125,712	2,179,161
Campus Activewear Ltd.(a)	220,004	729,842
Garware Technical Fibres Ltd.	21,846	998,927
Gokaldas Exports Ltd.	130,958	1,466,940
Indo Count Industries Ltd.	193,716	944,833
Kalyan Jewellers India Ltd.	756,029	5,544,475
KPR Mill Ltd.	208,675	2,109,649
PDS Ltd.	63,885	416,374
Rajesh Exports Ltd.(a)	218,772	763,620
11
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Raymond Consumer Care Ltd., NVS	66,543	$1,239,778
Relaxo Footwears Ltd.	186,078	1,768,632
Safari Industries India Ltd.	53,661	1,584,387
Swan Energy Ltd.	264,287	2,140,737
Trident Ltd.	3,115,209	1,373,921
Vaibhav Global Ltd.	111,330	421,892
Vardhman Textiles Ltd.	247,486	1,460,960
Vedant Fashions Ltd.	148,600	2,214,934
VIP Industries Ltd.	155,230	901,335
Welspun Living Ltd.	472,952	1,088,497
		32,026,819
Tobacco — 0.3%
Godfrey Phillips India Ltd.	30,513	2,365,781
VST Industries Ltd.	8,975	488,776
		2,854,557
Trading Companies & Distributors — 0.4%
IndiaMART Intermesh Ltd.(b)	73,332	2,624,032
MSTC Ltd.	52,364	511,242
Sanghvi Movers Ltd.	40,738	436,161
		3,571,435
Transportation Infrastructure — 0.2%
Gujarat Pipavav Port Ltd.	646,759	1,739,349
Water Utilities — 0.2%
VA Tech Wabag Ltd.(a)	100,345	1,525,043
Total Common Stocks — 99.7% (Cost: $695,854,653)		991,332,223
Preferred Stocks
Automobile Components — 0.0%
Sundaram Clayton Ltd., Preference Shares	7,035	755
Total Preferred Stocks — 0.0% (Cost: $410)		755
Total Long-Term Investments — 99.7% (Cost: $695,855,063)		991,332,978
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	12,490,000	$12,490,000
Total Short-Term Securities — 1.3% (Cost: $12,490,000)		12,490,000
Total Investments — 101.0% (Cost: $708,345,063)		1,003,822,978
Liabilities in Excess of Other Assets — (1.0)%		(9,951,274)
Net Assets — 100.0%		$993,871,704

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,077,919, representing 0.2% of its net assets as of period end, and an original cost of $1,148,884.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$12,490,000 (a)	$—	$—	$—	$12,490,000	12,490,000	$983,731	$—

(a)	Represents net amount purchased (sold).
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI India Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$91,094	$—	$—	$—	$91,094
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$646,458
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$57,655,331	$933,676,892	$—	$991,332,223
Preferred Stocks	—	755	—	755
Short-Term Securities
Money Market Funds	12,490,000	—	—	12,490,000
	$70,145,331	$933,677,647	$—	$1,003,822,978
See notes to financial statements.
13
2024 iShares Annual Financial Statements

Statements of Assets and Liabilities
August 31, 2024

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
ASSETS
Investments, at value—unaffiliated(a)	$11,511,786,645	$991,332,978
Investments, at value—affiliated(b)	45,770,000	12,490,000
Cash	8,990,612	765,896
Cash pledged for futures contracts	725,000	—
Foreign currency, at value(c)	10,478,256	805,048
Receivables:
Investments sold	425,176,718	39,985,354
Dividends—unaffiliated	10,629,407	540,743
Dividends—affiliated	1,942,280	207,871
From custodian	447,303,890	38,922,375
Variation margin on futures contracts	24,097	49
Total assets	12,462,826,905	1,085,050,314
LIABILITIES
Payables:
Investments purchased	434,275,621	37,788,713
Deferred foreign capital gain tax	519,772,342	52,780,752
Investment advisory fees	5,769,015	609,145
Total liabilities	959,816,978	91,178,610
Commitments and contingent liabilities
NET ASSETS	$11,503,009,927	$993,871,704
NET ASSETS CONSIST OF
Paid-in capital	$7,814,673,213	$700,447,664
Accumulated earnings	3,688,336,714	293,424,040
NET ASSETS	$11,503,009,927	$993,871,704
NET ASSET VALUE
Shares outstanding	199,600,000	11,800,000
Net asset value	$57.63	$84.23
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$8,233,190,938	$695,855,063
(b) Investments, at cost—affiliated	$45,770,000	$12,490,000
(c) Foreign currency, at cost	$10,474,256	$804,753
See notes to financial statements.
Statements of Assets and Liabilities
14

Statements of Operations
Year Ended August 31, 2024

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
INVESTMENT INCOME
Dividends—unaffiliated	$113,382,436	$7,109,512
Dividends—affiliated	11,167,579	983,731
Interest—unaffiliated	745,971	66,884
Foreign taxes withheld	(27,003,880)	(1,304,039)
Total investment income	98,292,106	6,856,088
EXPENSES
Investment advisory	53,431,345	5,462,297
Interest expense	77,931	42,766
Commitment costs	38,715	6,638
Total expenses	53,547,991	5,511,701
Net investment income	44,744,115	1,344,387
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(72,623,557)	19,823,993
Foreign currency transactions	(8,481,439)	(1,240,297)
Futures contracts	881,706	91,094
	(80,223,290)	18,674,790
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(b)	2,401,913,268	200,271,081
Foreign currency translations	5,875	578
Futures contracts	14,456	—
	2,401,933,599	200,271,659
Net realized and unrealized gain	2,321,710,309	218,946,449
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,366,454,424	$220,290,836
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(51,806,258)	$(12,971,006)
(b) Net of increase in deferred foreign capital gain tax of	$(463,525,956)	$(41,432,900)
See notes to financial statements.
15
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended(a) 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$44,744,115	$24,354,156	$1,344,387	$824,593
Net realized gain (loss)	(80,223,290)	(170,802,234)	18,674,790	81,779,762
Net change in unrealized appreciation (depreciation)	2,401,933,599	211,124,528	200,271,659	(42,292,040)
Net increase in net assets resulting from operations	2,366,454,424	64,676,450	220,290,836	40,312,315
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	—	—	(1,937,789)	(224,971)
Return of capital	—	(9,188,147)	—	—
Decrease in net assets resulting from distributions to shareholders	—	(9,188,147)	(1,937,789)	(224,971)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,196,373,135	1,699,075,760	360,953,934	69,677,478
NET ASSETS
Total increase in net assets	5,562,827,559	1,754,564,063	579,306,981	109,764,822
Beginning of year	5,940,182,368	4,185,618,305	414,564,723	304,799,901
End of year	$11,503,009,927	$5,940,182,368	$993,871,704	$414,564,723

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
16

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)	Year Ended 08/31/20(a)
Net asset value, beginning of year	$43.77	$43.22	$48.79	$33.37	$32.38
Net investment income(b)	0.26	0.21	0.21	0.14	0.14
Net realized and unrealized gain (loss)(c)	13.60	0.42	(2.87)	15.35	0.96
Net increase (decrease) from investment operations	13.86	0.63	(2.66)	15.49	1.10
Distributions(d)
From net investment income	—	—	(2.91)	(0.07)	(0.11)
Return of capital	—	(0.08)	—	—	—
Total distributions	—	(0.08)	(2.91)	(0.07)	(0.11)
Net asset value, end of year	$57.63	$43.77	$43.22	$48.79	$33.37
Total Return(e)
Based on net asset value	31.65%	1.44%	(5.66)%	46.54%	3.40%
Ratios to Average Net Assets(f)
Total expenses	0.62%	0.65%	0.68%	0.65%	0.69%
Net investment income	0.52%	0.51%	0.47%	0.35%	0.43%
Supplemental Data
Net assets, end of year (000)	$11,503,010	$5,940,182	$4,185,618	$6,350,592	$3,093,833
Portfolio turnover rate(g)	25%(h)	18%(h)	95%(h)	25%(h)	25%(h)
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
(h) Portfolio turnover rate excluding cash creations was as follows:	19%	14%	91%	17%	19%
See notes to financial statements.
17
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23(a)	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)	Year Ended 08/31/20(a)
Net asset value, beginning of year	$62.81	$54.43	$57.80	$34.60	$33.39
Net investment income (loss)(b)	0.13	0.15	0.04	(0.01)	0.15
Net realized and unrealized gain (loss)(c)	21.53	8.28	(2.64)	23.26	1.88
Net increase (decrease) from investment operations	21.66	8.43	(2.60)	23.25	2.03
Distributions(d)
From net investment income	—	—	(0.77)	(0.05)	(0.82)
From net realized gain	(0.24)	(0.05)	—	—	—
Return of capital	—	—	—	(0.00)(e)	—
Total distributions	(0.24)	(0.05)	(0.77)	(0.05)	(0.82)
Net asset value, end of year	$84.23	$62.81	$54.43	$57.80	$34.60
Total Return(f)
Based on net asset value	34.57%	15.50%	(4.61)%	67.25%	6.35%
Ratios to Average Net Assets(g)
Total expenses	0.75%	0.80%(h)	0.74%	0.74%	0.81%
Net investment income (loss)	0.18%	0.28%	0.08%	(0.01)%	0.45%
Supplemental Data
Net assets, end of year (000)	$993,872	$414,565	$304,800	$329,466	$193,770
Portfolio turnover rate(i)	51%(j)	150%(j)	56%(j)	55%(j)	32%(j)
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than $0.01.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Includes non-recurring expense of Interest expense. Without this cost, total expenses would have been 0.74%.
(i) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
(j) Portfolio turnover rate excluding cash creations was as follows:	30%	128%	37%	37%	28%
See notes to financial statements.
Financial Highlights
18

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified
Basis of Consolidation: The accompanying consolidated financial statements for MSCI India Small-Cap included the accounts of its subsidiary in the Republic of Mauritius, which was a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invested in Indian securities. On June 16, 2023, the Fund filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
19
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.  Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
The portion of distributions that exceeds each Fund's current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to the Fund's shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder's cost basis and will result in higher capital gains or lower capital losses when each Fund's shares on which distributions were received are sold.  Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gains.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
4. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors ("BFA") manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. ("BlackRock"). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573
For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC ("BRIL"), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions:  Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
6. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI India	$4,912,649,920	$2,148,405,690
MSCI India Small-Cap	675,490,558	374,224,596
There were no in-kind transactions for the year ended August 31, 2024.
7. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and
21
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
MSCI India
Return of capital	$—	$9,188,147
MSCI India Small-Cap
Long-term capital gains	$1,937,789	$224,971
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI India	$75,501,345	$—	$(371,174,752)	$3,984,010,121	$3,688,336,714
MSCI India Small-Cap	25,251,870	33,296,826	—	234,875,344	293,424,040

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

For the year ended August 31, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
MSCI India	$37,076,382
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$7,053,827,606	$4,575,829,318	$(72,053,192)	$4,503,776,126
MSCI India Small-Cap	716,166,788	298,844,750	(11,188,560)	287,656,190
8. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
9. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
23
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI India
Shares sold	71,150,000	$3,595,187,328	44,900,000	$1,947,706,220
Shares redeemed	(7,250,000)	(398,814,193)	(6,050,000)	(248,630,460)
	63,900,000	$3,196,373,135	38,850,000	$1,699,075,760
MSCI India Small-Cap
Shares sold	6,650,000	$463,895,089	2,100,000	$126,296,325
Shares redeemed	(1,450,000)	(102,941,155)	(1,100,000)	(56,618,847)
	5,200,000	$360,953,934	1,000,000	$69,677,478
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
11. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
Notes to Financial Statements
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI India ETF(1)
iShares MSCI India Small-Cap ETF(2)
(1) Statement of operations for the year ended August 31, 2024, statement of changes in net assets for each of the two years in the period ended August 31, 2024, the financial highlights for each of the two years in the period ended August 31, 2024 and the consolidated financial highlights for each of the three years in the period ended August 31, 2022
(2) Statement of operations for the year ended August 31, 2024, statement of changes in net assets for the year ended August 31, 2024, consolidated statement of changes in net assets for the year ended August 31, 2023, the financial highlights for the year ended August 31, 2024 and the consolidated financial highlights for each of the four years in the period ended August 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
25
2024 iShares Annual Financial Statements

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
MSCI India	$106,152,077
MSCI India Small-Cap	5,589,797
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2024:
iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI India Small-Cap	$1,937,789
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$113,382,556	$77,709,080
MSCI India Small-Cap	7,109,633	14,211,250
Important Tax Information
26

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI India ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m.  This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.
27
2024 iShares Annual Financial Statements

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI India ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
28

Board Review and Approval of Investment Advisory Contract
iShares MSCI India ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
29
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
Board Review and Approval of Investment Advisory Contract
30

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI India Small-Cap ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over
31
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio
Board Review and Approval of Investment Advisory Contract
32

Board Review and Approval of Investment Advisory Contract (continued)
securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
33
2024 iShares Annual Financial Statements

Glossary of Terms Used in this Report

Portfolio Abbreviation
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
34

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August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares MSCI Denmark ETF | EDEN | Cboe BZX
• iShares MSCI Finland ETF | EFNL | Cboe BZX
• iShares MSCI Ireland ETF | EIRL | NYSE Arca
• iShares MSCI Kuwait ETF | KWT | Cboe BZX
• iShares MSCI New Zealand ETF | ENZL | NASDAQ
• iShares MSCI Norway ETF | ENOR | Cboe BZX

2

Schedule of Investments
August 31, 2024
iShares® MSCI Denmark ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 5.8%
DSV A/S	93,386	$16,688,665
Banks — 9.6%
Danske Bank A/S	376,844	11,762,149
Jyske Bank A/S, Registered	58,861	4,727,134
Ringkjoebing Landbobank A/S	28,722	4,707,996
Spar Nord Bank A/S	113,682	2,188,906
Sydbank A/S	83,102	4,206,829
		27,593,014
Beverages — 4.5%
Carlsberg A/S, Class B	65,466	7,690,775
Royal Unibrew A/S(a)	63,125	5,238,135
		12,928,910
Biotechnology — 8.1%
Bavarian Nordic A/S(a)	121,590	4,792,896
Genmab A/S(a)	36,600	10,178,922
Zealand Pharma A/S(a)	62,606	8,248,256
		23,220,074
Building Products — 2.0%
Rockwool A/S, Class B	12,987	5,635,036
Chemicals — 5.2%
Novonesis (Novozymes) B, Class B	216,123	15,004,860
Commercial Services & Supplies — 1.5%
ISS A/S(b)	229,847	4,243,027
Construction & Engineering — 0.6%
Per Aarsleff Holding A/S	27,871	1,660,340
Electrical Equipment — 6.4%
NKT A/S(a)	62,377	5,946,718
Vestas Wind Systems A/S(a)	536,574	12,259,623
		18,206,341
Food Products — 0.6%
Schouw & Co. A/S	20,122	1,729,488
Ground Transportation — 0.1%
NTG Nordic Transport Group A/S, Class A(a)	9,115	370,495
Health Care Equipment & Supplies — 6.9%
Ambu A/S, Class B(a)	242,601	4,603,855
Coloplast A/S, Class B	74,899	10,197,944
Demant A/S(a)	115,198	4,870,838
		19,672,637
Household Durables — 1.3%
GN Store Nord A/S(a)	166,732	3,796,297
Independent Power and Renewable Electricity Producers — 2.6%
Orsted A/S(a)(c)	130,872	7,563,153
Insurance — 4.5%
Alm Brand A/S	1,364,460	2,467,434
Topdanmark A/S	71,938	3,980,624
Tryg A/S	286,364	6,386,974
		12,835,032
IT Services — 1.1%
Netcompany Group A/S(a)(b)(c)	72,438	3,285,001
Life Sciences Tools & Services — 0.5%
Chemometec A/S	25,212	1,399,716
Security	Shares	Value
Machinery — 1.4%
FLSmidth & Co. A/S	69,601	$3,549,741
Nilfisk Holding A/S(a)	19,650	384,957
		3,934,698
Marine Transportation — 4.5%
AP Moller - Maersk A/S, Class A	3,122	4,540,771
AP Moller - Maersk A/S, Class B, NVS	3,728	5,574,434
D/S Norden A/S	33,483	1,386,970
DFDS A/S	51,324	1,400,310
		12,902,485
Oil, Gas & Consumable Fuels — 1.1%
TORM PLC, Class A	83,680	3,062,259
Pharmaceuticals — 25.8%
ALK-Abello A/S(a)	204,907	5,450,389
H Lundbeck A/S	448,808	3,187,101
H Lundbeck A/S, Class A	64,250	393,005
Novo Nordisk A/S, Class B	467,327	64,916,461
		73,946,956
Software — 0.2%
cBrain A/S	17,707	526,757
Specialty Retail — 0.4%
Matas A/S	55,475	1,029,871
Textiles, Apparel & Luxury Goods — 3.5%
Pandora A/S	56,752	9,940,299
Tobacco — 0.5%
Scandinavian Tobacco Group A/S, Class A(c)	83,063	1,312,150
Transportation Infrastructure — 0.3%
Svitzer Group A/S, NVS(a)	22,854	877,333
Total Long-Term Investments — 99.0% (Cost: $236,857,995)		283,364,894
Short-Term Securities
Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	5,135,977	5,139,059
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	120,000	120,000
Total Short-Term Securities — 1.8% (Cost: $5,257,595)		5,259,059
Total Investments — 100.8% (Cost: $242,115,590)		288,623,953
Liabilities in Excess of Other Assets — (0.8)%		(2,351,615)
Net Assets — 100.0%		$286,272,338

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Denmark ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,769,188	$—	$(1,632,477)(a)	$1,586	$762	$5,139,059	5,135,977	$32,339 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	—	(10,000)(a)	—	—	120,000	120,000	7,068	—
				$1,586	$762	$5,259,059		$39,407	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
OMX Copenhagen 25 Index	95	09/20/24	$2,811	$46,855
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$46,855	$—	$—	$—	$46,855

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$58,806	$—	$—	$—	$58,806
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$108,369	$—	$—	$—	$108,369
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,507,870
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Denmark ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$17,924,889	$265,440,005	$—	$283,364,894
Short-Term Securities
Money Market Funds	5,259,059	—	—	5,259,059
	$23,183,948	$265,440,005	$—	$288,623,953
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$46,855	$—	$46,855

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Finland ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.8%
Nokian Renkaat OYJ	23,812	$225,725
Banks — 16.7%
Nordea Bank Abp	394,580	4,662,166
Broadline Retail — 1.2%
Puuilo OYJ	17,277	196,553
Tokmanni Group Corp.	10,734	129,807
		326,360
Chemicals — 1.5%
Kemira OYJ	17,509	429,282
Communications Equipment — 10.4%
Nokia OYJ	655,728	2,890,645
Consumer Staples Distribution & Retail — 2.8%
Kesko OYJ, Class B	39,093	792,026
Containers & Packaging — 2.9%
Huhtamaki OYJ	14,344	587,618
Metsa Board OYJ, Class B	31,435	217,528
		805,146
Diversified Telecommunication Services — 3.6%
Elisa OYJ	19,957	999,371
Electric Utilities — 3.6%
Fortum OYJ	62,734	1,000,296
Electrical Equipment — 0.2%
Kempower OYJ(a)(b)	4,671	64,387
Health Care Equipment & Supplies — 0.7%
Revenio Group OYJ	5,117	190,335
Household Durables — 0.5%
YIT OYJ	48,451	139,527
Insurance — 9.9%
Mandatum OYJ	59,585	281,969
Sampo OYJ, Class A	55,301	2,465,391
		2,747,360
IT Services — 1.3%
TietoEVRY OYJ	16,980	356,374
Leisure Products — 0.1%
Harvia OYJ	503	23,916
Machinery — 18.8%
Cargotec OYJ, Class B	6,063	319,721
Kalmar OYJ(a)	6,063	173,214
Kone OYJ, Class B	23,064	1,244,037
Konecranes OYJ	9,907	696,586
Metso OYJ	87,340	886,151
Valmet OYJ	21,895	628,087
Wartsila OYJ Abp	58,545	1,291,241
		5,239,037
Security	Shares	Value
Metals & Mining — 0.9%
Outokumpu OYJ	64,581	$239,794
Oil, Gas & Consumable Fuels — 4.2%
Neste OYJ	50,311	1,173,968
Paper & Forest Products — 11.6%
Stora Enso OYJ, Class R	80,489	1,039,727
UPM-Kymmene OYJ	65,023	2,191,719
		3,231,446
Passenger Airlines — 0.1%
Finnair OYJ(a)(b)	8,645	23,246
Pharmaceuticals — 2.9%
Orion OYJ, Class B	15,465	820,048
Real Estate Management & Development — 1.3%
Citycon OYJ	26,543	119,365
Kojamo OYJ(a)	22,918	240,001
		359,366
Software — 1.2%
QT Group OYJ(a)	3,250	341,661
Specialty Retail — 0.2%
Musti Group OYJ(a)	1,472	40,679
Textiles, Apparel & Luxury Goods — 0.5%
Marimekko OYJ	9,899	136,998
Total Long-Term Investments — 97.9% (Cost: $28,504,664)		27,259,159
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(c)(d)(e)	22,234	22,248
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	10,000	10,000
Total Short-Term Securities — 0.1% (Cost: $32,227)		32,248
Total Investments — 98.0% (Cost: $28,536,891)		27,291,407
Other Assets Less Liabilities — 2.0%		570,328
Net Assets — 100.0%		$27,861,735

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Finland ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$631,830	$—	$(609,719)(a)	$220	$(83)	$22,248	22,234	$29,638 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	—	(10,000)(a)	—	—	10,000	10,000	1,373	—
				$220	$(83)	$32,248		$31,011	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	11	09/20/24	$606	$10,090
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$10,090	$—	$—	$—	$10,090

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$48,133	$—	$—	$—	$48,133
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$13,034	$—	$—	$—	$13,034
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$489,443
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Finland ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,983,723	$24,275,436	$—	$27,259,159
Short-Term Securities
Money Market Funds	32,248	—	—	32,248
	$3,015,971	$24,275,436	$—	$27,291,407
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$10,090	$—	$10,090

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2024
iShares® MSCI Ireland ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 9.4%
AIB Group PLC	902,224	$5,433,097
Bank of Ireland Group PLC	463,401	5,323,326
Permanent TSB Group Holdings PLC(a)	149,932	265,176
		11,021,599
Beverages — 3.0%
C&C Group PLC	1,698,329	3,483,907
Building Products — 4.2%
Kingspan Group PLC	57,294	4,988,686
Containers & Packaging — 2.0%
Ardagh Metal Packaging SA	656,957	2,351,906
Food Products — 27.6%
Dole PLC	292,178	4,706,987
Glanbia PLC	301,809	5,337,914
Kerry Group PLC, Class A	219,457	22,038,663
Origin Enterprises PLC	117,473	427,222
		32,510,786
Health Care Providers & Services — 2.4%
Uniphar PLC(a)	1,020,364	2,875,274
Hotels, Restaurants & Leisure — 3.9%
Dalata Hotel Group PLC	937,463	4,564,491
Household Durables — 8.0%
Cairn Homes PLC	2,501,622	5,370,198
Glenveagh Properties PLC(a)(b)	2,549,759	4,047,371
		9,417,569
Independent Power and Renewable Electricity Producers — 4.4%
Greencoat Renewables PLC, NVS	4,956,022	5,237,178
Insurance — 0.3%
FBD Holdings PLC	26,889	401,262
Life Sciences Tools & Services — 21.9%
ICON PLC(a)	80,094	25,795,074
Security	Shares	Value
Marine Transportation — 0.7%
Irish Continental Group PLC	135,598	$816,253
Metals & Mining — 0.3%
Kenmare Resources PLC	83,370	383,762
Passenger Airlines — 4.8%
Ryanair Holdings PLC, ADR	50,821	5,664,509
Pharmaceuticals — 0.4%
GH Research PLC(a)	45,753	480,407
Residential REITs — 1.9%
Irish Residential Properties REIT PLC	2,328,520	2,277,942
Trading Companies & Distributors — 4.7%
Grafton Group PLC	390,109	5,530,089
Total Long-Term Investments — 99.9% (Cost: $99,893,709)		117,800,694
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	150,000	150,000
Total Short-Term Securities — 0.1% (Cost: $150,000)		150,000
Total Investments — 100.0% (Cost: $100,043,709)		117,950,694
Liabilities in Excess of Other Assets — (0.0)%		(47,191)
Net Assets — 100.0%		$117,903,503

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$60,000	$90,000 (a)	$—	$—	$—	$150,000	150,000	$5,797	$—

(a)	Represents net amount purchased (sold).
9
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Ireland ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	1	09/20/24	$55	$2,137
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,137	$—	$—	$—	$2,137

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$41,907	$—	$—	$—	$41,907
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,137	$—	$—	$—	$2,137
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$563,687
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$66,523,726	$51,276,968	$—	$117,800,694
Short-Term Securities
Money Market Funds	150,000	—	—	150,000
	$66,673,726	$51,276,968	$—	$117,950,694
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Ireland ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,137	$—	$2,137

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
11
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Kuwait ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 2.3%
Agility Public Warehousing Co. KSC	1,623,366	$1,362,794
Banks — 57.6%
Al Ahli Bank of Kuwait KSCP	1,084,169	1,018,417
Boubyan Bank KSCP	57,290	110,435
Burgan Bank SAK	1,430,860	907,214
Gulf Bank KSCP	2,120,893	2,205,139
Kuwait Finance House KSCP	5,574,801	13,287,755
Kuwait International Bank KSCP	1,711,309	1,038,853
Kuwait Projects Co. Holding KSCP(a)	3,091,697	1,045,150
National Bank of Kuwait SAKP	4,536,089	13,040,599
Warba Bank KSCP(a)	1,951,948	1,261,670
		33,915,232
Capital Markets — 2.4%
Boursa Kuwait Securities Co. KPSC	137,191	919,842
Noor Financial Investment Co. KSC	619,344	514,516
		1,434,358
Chemicals — 1.7%
Boubyan Petrochemicals Co. KSCP	477,985	1,026,140
Construction & Engineering — 0.9%
Combined Group Contracting Co. SAK	246,630	512,200
Consumer Finance — 0.9%
Arzan Financial Group for Financing & Investment KPSC	892,859	525,641
Diversified Consumer Services — 2.0%
Humansoft Holding Co. KSC	135,044	1,177,080
Electrical Equipment — 1.6%
Gulf Cable & Electrical Industries Co. KSCP	178,085	934,255
Energy Equipment & Services — 0.7%
Heavy Engineering & Ship Building Co. KSCP	143,514	407,425
Financial Services — 3.1%
A'ayan Leasing & Investment Co. KSCP	1,333,475	690,480
Alimtiaz Investment Group KSC(a)	2,670,239	407,038
National Investments Co. KSCP	956,044	741,093
		1,838,611
Food Products — 1.4%
Mezzan Holding Co. KSCC	281,283	818,578
Independent Power and Renewable Electricity Producers — 0.4%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC(a)	445,057	223,041
Security	Shares	Value
Industrial Conglomerates — 3.8%
Arabi Group Holding KSC(a)	576,756	$797,932
National Industries Group Holding SAK	2,006,977	1,472,160
		2,270,092
Passenger Airlines — 1.0%
Jazeera Airways Co. KSCP	180,467	573,177
Real Estate Management & Development — 10.8%
Commercial Real Estate Co. KSC	2,496,845	1,249,443
Kuwait Real Estate Co. KSC	1,436,607	1,110,174
Mabanee Co. KPSC	763,239	2,141,812
National Real Estate Co. KPSC(a)	3,287,561	792,456
Salhia Real Estate Co. KSCP	760,613	1,077,172
		6,371,057
Specialty Retail — 1.5%
Ali Alghanim Sons Automotive Co. KSCC, NVS	248,149	919,456
Trading Companies & Distributors — 2.0%
ALAFCO Aviation Lease & Finance Co. KSCP(a)	448,969	342,949
Integrated Holding Co. KCSC	453,479	827,438
		1,170,387
Wireless Telecommunication Services — 6.0%
Kuwait Telecommunications Co.	473,605	834,908
Mobile Telecommunications Co. KSCP	1,754,385	2,684,722
		3,519,630
Total Long-Term Investments — 100.1% (Cost: $52,552,836)		58,999,154
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(b)(c)	100,000	100,000
Total Short-Term Securities — 0.2% (Cost: $100,000)		100,000
Total Investments — 100.3% (Cost: $52,652,836)		59,099,154
Liabilities in Excess of Other Assets — (0.3)%		(198,390)
Net Assets — 100.0%		$58,900,764

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$640,000	$—	$(540,000)(a)	$—	$—	$100,000	100,000	$4,808	$—

(a)	Represents net amount purchased (sold).
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Kuwait ETF

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,203	$—	$—	$—	$6,203
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,500	$—	$—	$—	$1,500
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$66,031
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,372,482	$47,626,672	$—	$58,999,154
Short-Term Securities
Money Market Funds	100,000	—	—	100,000
	$11,472,482	$47,626,672	$—	$59,099,154
See notes to financial statements.
13
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI New Zealand ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.2%
Freightways Group Ltd.	35,000	$207,862
Banks — 0.8%
Heartland Group Holdings Ltd.	1,103,187	744,830
Building Products — 3.1%
Fletcher Building Ltd.	1,434,975	2,760,813
Diversified REITs — 0.6%
Argosy Property Ltd.	248,446	184,826
Stride Property Group	381,091	347,829
		532,655
Diversified Telecommunication Services — 6.0%
Spark New Zealand Ltd.	2,389,838	5,350,254
Electric Utilities — 8.6%
Contact Energy Ltd.	730,092	3,801,954
Mercury NZ Ltd.	977,881	3,830,400
		7,632,354
Financial Services — 9.3%
Infratil Ltd.	1,194,659	8,250,451
Health Care Equipment & Supplies — 22.6%
Fisher & Paykel Healthcare Corp. Ltd.	903,639	20,169,960
Health Care Providers & Services — 11.4%
Arvida Group Ltd.	1,846,882	1,916,600
EBOS Group Ltd.	172,383	3,771,783
Ryman Healthcare Ltd.(a)	1,469,343	4,462,927
		10,151,310
Health Care REITs — 0.7%
Vital Healthcare Property Trust	450,664	576,226
Hotels, Restaurants & Leisure — 0.0%
SKYCITY Entertainment Group Ltd.	41,727	38,868
Independent Power and Renewable Electricity Producers — 4.4%
Meridian Energy Ltd.	992,925	3,935,410
Industrial REITs — 3.8%
Goodman Property Trust	2,335,882	3,095,787
Security	Shares	Value
Industrial REITs (continued)
Property for Industry Ltd.	177,449	$252,925
		3,348,712
Machinery — 0.6%
Skellerup Holdings Ltd.	175,000	536,066
Office REITs — 0.8%
Precinct Properties Group	847,696	709,592
Oil, Gas & Consumable Fuels — 0.4%
Channel Infrastructure NZ Ltd.	343,076	362,461
Passenger Airlines — 4.1%
Air New Zealand Ltd.	10,811,160	3,683,435
Retail REITs — 5.0%
Kiwi Property Group Ltd.	7,429,642	4,486,259
Software — 0.2%
Gentrack Group Ltd.(a)	34,396	216,962
Transportation Infrastructure — 17.4%
Auckland International Airport Ltd.	3,280,422	15,554,984
Total Long-Term Investments — 100.0% (Cost: $92,986,832)		89,249,464
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(b)(c)	10,000	10,000
Total Short-Term Securities — 0.0% (Cost: $10,000)		10,000
Total Investments — 100.0% (Cost: $92,996,832)		89,259,464
Liabilities in Excess of Other Assets — (0.0)%		(43,742)
Net Assets — 100.0%		$89,215,722

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$432,780	$—	$(432,805)(b)	$25	$—	$—	—	$1,281 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	—	(50,000)(b)	—	—	10,000	10,000	3,658	—
				$25	$—	$10,000		$4,939	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI New Zealand ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	1	09/19/24	$136	$6
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6	$—	$—	$—	$6

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,130)	$—	$—	$—	$(3,130)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,602)	$—	$—	$—	$(1,602)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$154,808
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$38,613,714	$50,635,750	$—	$89,249,464
Short-Term Securities
Money Market Funds	10,000	—	—	10,000
	$38,623,714	$50,635,750	$—	$89,259,464
15
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI New Zealand ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$6	$—	$6

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
16

Schedule of Investments
August 31, 2024
iShares® MSCI Norway ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 5.5%
Kongsberg Gruppen ASA	15,472	$1,635,055
Banks — 14.5%
DNB Bank ASA	157,523	3,327,558
SpareBank 1 Nord Norge	16,777	171,730
SpareBank 1 Oestlandet	6,138	83,710
SpareBank 1 SMN	22,831	337,977
SpareBank 1 SR-Bank ASA	32,540	417,001
		4,337,976
Biotechnology — 0.1%
Nykode Therapeutics ASA(a)(b)	28,443	17,224
Broadline Retail — 0.6%
Europris ASA(c)	27,822	174,732
Chemicals — 4.2%
Borregaard ASA	16,711	310,722
Elkem ASA(a)(c)	50,741	95,939
Yara International ASA	29,124	846,480
		1,253,141
Commercial Services & Supplies — 0.1%
Aker Carbon Capture ASA(a)(b)	64,264	37,361
Construction & Engineering — 1.0%
Cadeler AS(a)	37,040	245,521
Norconsult Norge A/S, NVS	18,931	63,100
		308,621
Diversified Telecommunication Services — 4.5%
Telenor ASA	108,313	1,342,978
Electrical Equipment — 0.5%
Cavendish Hydrogen ASA(a)	826	856
NEL ASA(a)(b)	293,989	148,563
		149,419
Electronic Equipment, Instruments & Components — 0.3%
Kitron ASA	31,678	103,920
Energy Equipment & Services — 7.3%
Aker Solutions ASA	47,410	198,819
Borr Drilling Ltd.	39,484	233,923
BW Offshore Ltd.	14,499	39,714
DOF Group ASA(a)	25,993	241,615
Odfjell Drilling Ltd.	16,873	84,733
Seadrill Ltd.(a)	6,052	260,991
Subsea 7 SA	39,954	713,759
TGS ASA	34,525	395,699
		2,169,253
Food Products — 13.5%
Austevoll Seafood ASA	16,046	143,732
Bakkafrost P/F	8,867	480,049
Grieg Seafood ASA(b)	8,893	42,345
Leroy Seafood Group ASA	47,005	222,711
Mowi ASA	81,865	1,424,208
Orkla ASA	123,308	1,096,219
Salmar ASA(b)	11,613	602,970
		4,012,234
Independent Power and Renewable Electricity Producers — 0.5%
Scatec ASA(a)(c)	20,906	159,111
Industrial Conglomerates — 0.7%
Aker ASA, Class A	3,924	221,534
Security	Shares	Value
Insurance — 5.5%
Gjensidige Forsikring ASA	35,180	$623,017
Protector Forsikring ASA	9,421	201,098
Storebrand ASA	74,859	806,235
		1,630,350
IT Services — 0.6%
Atea ASA	13,794	188,331
Machinery — 2.0%
TOMRA Systems ASA	39,056	603,856
Marine Transportation — 3.7%
Belships ASA	19,841	37,042
Golden Ocean Group Ltd.	22,870	281,949
Hoegh Autoliners ASA	20,134	224,439
MPC Container Ships ASA	66,393	138,881
Odfjell SE, Class A	3,723	52,235
Stolt-Nielsen Ltd.	4,118	164,050
Wallenius Wilhelmsen ASA	18,554	191,517
		1,090,113
Media — 2.9%
Schibsted ASA, Class A	12,862	394,386
Schibsted ASA, Class B	15,983	459,643
		854,029
Metals & Mining — 4.6%
Norsk Hydro ASA	247,373	1,380,373
Oil, Gas & Consumable Fuels — 23.8%
Aker BP ASA	55,587	1,331,642
Avance Gas Holding Ltd.(c)	3,372	39,997
BlueNord ASA(a)(b)	4,191	189,087
BW Energy Ltd.(a)	11,304	28,565
BW LPG Ltd.(c)	14,779	232,018
Cool Co. Ltd.	4,210	51,605
DNO ASA	77,177	86,681
Equinor ASA	147,377	3,954,503
Flex LNG Ltd.	5,671	151,431
Frontline PLC, NVS	25,454	622,117
Hafnia Ltd.	49,365	399,392
		7,087,038
Passenger Airlines — 0.4%
Norwegian Air Shuttle ASA(a)(b)	127,161	132,263
Real Estate Management & Development — 0.5%
Entra ASA(a)(c)	12,815	159,136
Semiconductors & Semiconductor Equipment — 1.5%
Nordic Semiconductor ASA(a)	32,215	435,557
REC Silicon ASA(a)	3,674	2,531
		438,088
Software — 0.6%
Crayon Group Holding ASA(a)(c)	14,181	170,434
Total Long-Term Investments — 99.4% (Cost: $34,096,128)		29,656,570
Short-Term Securities
Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	1,089,905	1,090,558
17
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Norway ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	10,000	$10,000
Total Short-Term Securities — 3.7% (Cost: $1,100,261)		1,100,558
Total Investments — 103.1% (Cost: $35,196,389)		30,757,128
Liabilities in Excess of Other Assets — (3.1)%		(923,551)
Net Assets — 100.0%		$29,833,577

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$552,887	$537,414 (a)	$—	$14	$243	$1,090,558	1,089,905	$11,421 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—	0 (a)	—	—	10,000	10,000	1,348	—
				$14	$243	$1,100,558		$12,769	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	3	09/20/24	$165	$3,543
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Norway ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,543	$—	$—	$—	$3,543

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$23,279	$—	$—	$—	$23,279
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,738	$—	$—	$—	$3,738
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$173,465
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,993,486	$24,663,084	$—	$29,656,570
Short-Term Securities
Money Market Funds	1,100,558	—	—	1,100,558
	$6,094,044	$24,663,084	$—	$30,757,128
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$3,543	$—	$3,543

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
19
2024 iShares Annual Financial Statements

Statements of Assets and Liabilities
August 31, 2024

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Ireland ETF	iShares MSCI Kuwait ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$283,364,894	$27,259,159	$117,800,694	$58,999,154
Investments, at value—affiliated(c)	5,259,059	32,248	150,000	100,000
Cash	284	521	4,037	5,570
Foreign currency collateral pledged for futures contracts(d)	268,224	43,110	23,213	—
Foreign currency, at value(e)	633,359	51,359	145,186	37,864
Receivables:
Investments sold	5,070,492	115,956	19,009,624	719,677
Securities lending income—affiliated	1,191	444	—	—
Dividends—unaffiliated	199,981	—	92,688	—
Dividends—affiliated	388	97	431	496
Tax reclaims	2,118,579	527,797	35,088	—
Variation margin on futures contracts	29,673	720	—	—
Total assets	296,946,124	28,031,411	137,260,961	59,862,761
LIABILITIES
Collateral on securities loaned, at value	5,137,144	21,951	—	—
Payables:
Investments purchased	5,411,044	131,791	19,308,466	925,161
Investment advisory fees	125,598	11,821	48,544	36,800
Professional fees	—	4,113	—	—
Variation margin on futures contracts	—	—	448	36
Total liabilities	10,673,786	169,676	19,357,458	961,997
Commitments and contingent liabilities
NET ASSETS	$286,272,338	$27,861,735	$117,903,503	$58,900,764
NET ASSETS CONSIST OF
Paid-in capital	$245,578,148	$37,275,343	$102,053,642	$56,571,332
Accumulated earnings (loss)	40,694,190	(9,413,608)	15,849,861	2,329,432
NET ASSETS	$286,272,338	$27,861,735	$117,903,503	$58,900,764
NET ASSET VALUE
Shares outstanding	2,200,000	750,000	1,700,000	1,800,000
Net asset value	$130.12	$37.15	$69.36	$32.72
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$236,857,995	$28,504,664	$99,893,709	$52,552,836
(b) Securities loaned, at value	$4,871,730	$20,356	$—	$—
(c) Investments, at cost—affiliated	$5,257,595	$32,227	$150,000	$100,000
(d) Foreign currency collateral pledged, at cost	$265,239	$42,990	$22,790	$—
(e) Foreign currency, at cost	$633,736	$50,324	$145,604	$37,892
See notes to financial statements.
Statements of Assets and Liabilities
20

Statements of Assets and Liabilities (continued)
August 31, 2024

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$89,249,464	$29,656,570
Investments, at value—affiliated(c)	10,000	1,100,558
Cash	6,260	2,427
Foreign currency collateral pledged for futures contracts(d)	11,506	12,159
Foreign currency, at value(e)	61,284	143,258
Receivables:
Investments sold	11,654,007	450,880
Securities lending income—affiliated	—	1,068
Dividends—unaffiliated	159,669	35,977
Dividends—affiliated	75	20
Tax reclaims	—	6,466
Variation margin on futures contracts	72	219
Total assets	101,152,337	31,409,602
LIABILITIES
Collateral on securities loaned, at value	—	1,090,289
Payables:
Investments purchased	11,900,188	472,927
Investment advisory fees	36,427	12,809
Total liabilities	11,936,615	1,576,025
Commitments and contingent liabilities
NET ASSETS	$89,215,722	$29,833,577
NET ASSETS CONSIST OF
Paid-in capital	$155,912,305	$48,212,598
Accumulated loss	(66,696,583)	(18,379,021)
NET ASSETS	$89,215,722	$29,833,577
NET ASSET VALUE
Shares outstanding	1,800,000	1,200,000
Net asset value	$49.56	$24.86
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$92,986,832	$34,096,128
(b) Securities loaned, at value	$—	$1,029,185
(c) Investments, at cost—affiliated	$10,000	$1,100,261
(d) Foreign currency collateral pledged, at cost	$11,889	$12,031
(e) Foreign currency, at cost	$60,960	$143,571
See notes to financial statements.
21
2024 iShares Annual Financial Statements

Statements of Operations
Year Ended August 31, 2024

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Ireland ETF	iShares MSCI Kuwait ETF
INVESTMENT INCOME
Dividends—unaffiliated	$5,436,140	$996,365	$2,412,360	$2,535,516
Dividends—affiliated	7,068	1,373	5,797	4,808
Interest—unaffiliated	6,645	495	1,889	377
Securities lending income—affiliated—net	32,339	29,638	—	—
Foreign taxes withheld	(701,611)	(223)	(41,416)	—
Total investment income	4,780,581	1,027,648	2,378,630	2,540,701
EXPENSES
Investment advisory	1,371,315	107,643	528,771	475,210
Commitment costs	2,489	193	1,023	616
Professional	—	3,994	—	—
Interest expense	—	31	—	1,795
Total expenses	1,373,804	111,861	529,794	477,621
Net investment income	3,406,777	915,787	1,848,836	2,063,080
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(2,216,562)	(2,644,861)	12,161,923	(1,615,063)
Investments—affiliated	1,586	220	—	—
Foreign currency transactions	(34,886)	6,733	10,352	(42,701)
Futures contracts	58,806	48,133	41,907	6,203
In-kind redemptions—unaffiliated(a)	25,276,446	175,221	2,620,446	—
	23,085,390	(2,414,554)	14,834,628	(1,651,561)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	33,345,701	4,265,353	3,917,792	4,540,413
Investments—affiliated	762	(83)	—	—
Foreign currency translations	70,626	11,452	2,401	197
Futures contracts	108,369	13,034	2,137	1,500
	33,525,458	4,289,756	3,922,330	4,542,110
Net realized and unrealized gain	56,610,848	1,875,202	18,756,958	2,890,549
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,017,625	$2,790,989	$20,605,794	$4,953,629
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
22

Statements of Operations (continued)
Year Ended August 31, 2024

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF
INVESTMENT INCOME
Dividends—unaffiliated	$3,928,506	$2,059,921
Dividends—affiliated	3,658	1,348
Interest—unaffiliated	868	547
Securities lending income—affiliated—net	1,281	11,421
Other income—affiliated	1,064	—
Foreign taxes withheld	(545,631)	(432,609)
Total investment income	3,389,746	1,640,628
EXPENSES
Investment advisory	499,525	163,676
Commitment costs	1,004	304
Total expenses	500,529	163,980
Net investment income	2,889,217	1,476,648
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(17,140,738)	(1,846,182)
Investments—affiliated	25	14
Foreign currency transactions	29,366	12,642
Futures contracts	(3,130)	23,279
In-kind redemptions—unaffiliated(a)	1,304,405	603,480
	(15,810,072)	(1,206,767)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	22,360,448	3,689,284
Investments—affiliated	—	243
Foreign currency translations	(184)	(758)
Futures contracts	(1,602)	3,738
	22,358,662	3,692,507
Net realized and unrealized gain	6,548,590	2,485,740
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,437,807	$3,962,388
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
23
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,406,777	$4,989,560	$915,787	$554,220
Net realized gain (loss)	23,085,390	8,949,696	(2,414,554)	(1,797,269)
Net change in unrealized appreciation (depreciation)	33,525,458	30,444,577	4,289,756	976,736
Net increase (decrease) in net assets resulting from operations	60,017,625	44,383,833	2,790,989	(266,313)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,420,554)	(4,553,471)	(1,095,476)	(542,108)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(15,718,632)	29,047,817	5,475,408	(1,153,170)
NET ASSETS
Total increase (decrease) in net assets	40,878,439	68,878,179	7,170,921	(1,961,591)
Beginning of year	245,393,899	176,515,720	20,690,814	22,652,405
End of year	$286,272,338	$245,393,899	$27,861,735	$20,690,814

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
24

Statements of Changes in Net Assets(continued)

	iShares MSCI Ireland ETF		iShares MSCI Kuwait ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,848,836	$879,347	$2,063,080	$1,598,870
Net realized gain (loss)	14,834,628	818,037	(1,651,561)	(795,777)
Net change in unrealized appreciation (depreciation)	3,922,330	19,311,887	4,542,110	(3,930,730)
Net increase (decrease) in net assets resulting from operations	20,605,794	21,009,271	4,953,629	(3,127,637)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,655,060)	(758,088)	(3,123,698)	(2,297,236)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	403,579	29,818,961	(1,423,781)	34,803,545
NET ASSETS
Total increase in net assets	19,354,313	50,070,144	406,150	29,378,672
Beginning of year	98,549,190	48,479,046	58,494,614	29,115,942
End of year	$117,903,503	$98,549,190	$58,900,764	$58,494,614

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
25
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets(continued)

	iShares MSCI New Zealand ETF		iShares MSCI Norway ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,889,217	$2,773,750	$1,476,648	$1,561,036
Net realized loss	(15,810,072)	(12,211,599)	(1,206,767)	(902,932)
Net change in unrealized appreciation (depreciation)	22,358,662	5,505,786	3,692,507	(3,253,727)
Net increase (decrease) in net assets resulting from operations	9,437,807	(3,932,063)	3,962,388	(2,595,623)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,949,983)	(1,728,068)	(1,631,673)	(1,339,598)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(49,872,246)	23,113,264	(6,907,697)	4,655,667
NET ASSETS
Total increase (decrease) in net assets	(43,384,422)	17,453,133	(4,576,982)	720,446
Beginning of year	132,600,144	115,147,011	34,410,559	33,690,113
End of year	$89,215,722	$132,600,144	$29,833,577	$34,410,559

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
26

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$104.42	$86.11	$115.08	$84.54	$60.99
Net investment income(a)	1.52	2.23	1.37	0.76	0.50
Net realized and unrealized gain (loss)(b)	25.75	17.99	(28.97)	30.62	23.52
Net increase (decrease) from investment operations	27.27	20.22	(27.60)	31.38	24.02
Distributions from net investment income(c)	(1.57)	(1.91)	(1.37)	(0.84)	(0.47)
Net asset value, end of year	$130.12	$104.42	$86.11	$115.08	$84.54
Total Return(d)
Based on net asset value	26.23%	23.48%	(24.07)%	37.21%	39.52%
Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	1.32%	2.26%	1.37%	0.77%	0.71%
Supplemental Data
Net assets, end of year (000)	$286,272	$245,394	$176,516	$166,868	$109,899
Portfolio turnover rate(f)	14%	16%	12%	11%	21%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
27
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Finland ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$34.48	$34.85	$52.00	$41.34	$35.63
Net investment income(a)	1.57	1.05	1.73	1.10	0.85
Net realized and unrealized gain (loss)(b)	3.09	(0.47)	(16.54)	10.93	6.25
Net increase (decrease) from investment operations	4.66	0.58	(14.81)	12.03	7.10
Distributions from net investment income(c)	(1.99)	(0.95)	(2.34)	(1.37)	(1.39)
Net asset value, end of year	$37.15	$34.48	$34.85	$52.00	$41.34
Total Return(d)
Based on net asset value	13.87%	1.53%	(28.85)%	29.37%	20.61%
Ratios to Average Net Assets(e)
Total expenses	0.55%	0.56%	0.57%	0.55%	0.53%
Total expenses excluding professional fees for foreign withholding tax claims	0.53%	0.53%	N/A	0.53%	0.53%
Net investment income	4.51%	2.92%	4.05%	2.39%	2.36%
Supplemental Data
Net assets, end of year (000)	$27,862	$20,691	$22,652	$31,198	$35,139
Portfolio turnover rate(f)	29%	15%	20%	12%	22%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
28

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$57.97	$42.16	$61.21	$42.50	$39.39
Net investment income(a)	1.09	0.64	0.52	0.32	0.43
Net realized and unrealized gain (loss)(b)	11.28	15.63	(18.92)	18.74	3.34
Net increase (decrease) from investment operations	12.37	16.27	(18.40)	19.06	3.77
Distributions from net investment income(c)	(0.98)	(0.46)	(0.65)	(0.35)	(0.66)
Net asset value, end of year	$69.36	$57.97	$42.16	$61.21	$42.50
Total Return(d)
Based on net asset value	21.43%	38.57%	(30.16)%	44.90%	9.59%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.51%
Net investment income	1.73%	1.23%	1.02%	0.62%	1.06%
Supplemental Data
Net assets, end of year (000)	$117,904	$98,549	$48,479	$82,630	$53,119
Portfolio turnover rate(f)	87%	23%	33%	40%	47%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
29
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Kuwait ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Period From 09/01/20(a) to 08/31/21
Net asset value, beginning of period	$31.62	$36.39	$33.93	$25.22
Net investment income(b)	1.03	1.19	0.87	0.66
Net realized and unrealized gain (loss)(c)	1.56	(4.09)	4.38	8.62
Net increase (decrease) from investment operations	2.59	(2.90)	5.25	9.28
Distributions(d)
From net investment income	(1.49)	(1.14)	(2.79)	(0.57)
From net realized gain	—	(0.73)	—	—
Total distributions	(1.49)	(1.87)	(2.79)	(0.57)
Net asset value, end of period	$32.72	$31.62	$36.39	$33.93
Total Return(e)
Based on net asset value	8.36%	(8.04)%	16.26%	37.03%(f)
Ratios to Average Net Assets(g)
Total expenses	0.74%	0.74%	0.74%	0.74%(h)
Net investment income	3.21%	3.62%	2.42%	2.24%(h)
Supplemental Data
Net assets, end of period (000)	$58,901	$58,495	$29,116	$18,662
Portfolio turnover rate(i)	51%	25%	26%	16%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
30

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$45.72	$47.00	$63.49	$60.80	$51.80
Net investment income(a)	1.31	1.09	1.06	1.04	1.06
Net realized and unrealized gain (loss)(b)	3.86	(1.65)	(16.12)	2.97	9.49
Net increase (decrease) from investment operations	5.17	(0.56)	(15.06)	4.01	10.55
Distributions from net investment income(c)	(1.33)	(0.72)	(1.43)	(1.32)	(1.55)
Net asset value, end of year	$49.56	$45.72	$47.00	$63.49	$60.80
Total Return(d)
Based on net asset value	11.52%	(1.25)%	(23.96)%	6.58%	20.71%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.51%
Net investment income	2.87%	2.26%	1.95%	1.64%	1.96%
Supplemental Data
Net assets, end of year (000)	$89,216	$132,600	$115,147	$142,856	$167,203
Portfolio turnover rate(f)	47%	34%	12%	16%	12%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
31
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$22.94	$25.92	$28.67	$22.40	$22.63
Net investment income(a)	1.13	1.19	0.97	0.69	0.34
Net realized and unrealized gain (loss)(b)	2.08	(3.05)	(2.79)	6.30	(0.15)
Net increase (decrease) from investment operations	3.21	(1.86)	(1.82)	6.99	0.19
Distributions from net investment income(c)	(1.29)	(1.12)	(0.93)	(0.72)	(0.42)
Net asset value, end of year	$24.86	$22.94	$25.92	$28.67	$22.40
Total Return(d)
Based on net asset value	14.30%	(7.05)%	(6.50)%	31.42%	1.04%
Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	4.78%	5.05%	3.39%	2.61%	1.58%
Supplemental Data
Net assets, end of year (000)	$29,834	$34,411	$33,690	$45,868	$31,364
Portfolio turnover rate(f)	13%	11%	27%	12%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
32

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Ireland	Non-diversified
MSCI Kuwait	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
33
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
Notes to Financial Statements
34

Notes to Financial Statements  (continued)
determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Denmark
Morgan Stanley	$4,871,730	$(4,871,730)	$—	$—
MSCI Finland
Goldman Sachs & Co. LLC	$16,607	$(16,607)	$—	$—
J.P. Morgan Securities LLC	799	(799)	—	—
UBS AG	2,950	(2,950)	—	—
	$20,356	$(20,356)	$—	$—
MSCI Norway
BNP Paribas SA	$41,921	$(41,921)	$—	$—
BofA Securities, Inc.	132,059	(132,059)	—	—
Citigroup Global Markets, Inc.	10,569	(10,569)	—	—
Goldman Sachs & Co. LLC	237,385	(237,385)	—	—
J.P. Morgan Securities LLC	2,703	(2,703)	—	—
Morgan Stanley	35,224	(35,224)	—	—
State Street Bank & Trust Co.	569,324	(569,324)	—	—
	$1,029,185	$(1,029,185)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
35
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Kuwait	0.74
MSCI Norway	0.53
For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Notes to Financial Statements
36

Notes to Financial Statements  (continued)
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Denmark	$9,129
MSCI Finland	5,640
MSCI New Zealand	327
MSCI Norway	2,616
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Denmark	$9,110,979	$12,172,603	$3,319,512
MSCI Finland	299,601	2,250,166	(1,092,934)
MSCI Ireland	9,500,692	21,692,680	5,307,162
MSCI New Zealand	9,399,481	10,363,761	(1,249,356)
MSCI Norway	452,817	155,979	(11,954)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Denmark	$35,345,473	$35,659,122
MSCI Finland	5,773,906	5,988,748
MSCI Ireland	92,943,497	92,964,951
MSCI Kuwait	32,003,700	32,693,970
MSCI New Zealand	48,531,252	48,304,469
MSCI Norway	4,178,384	4,418,921
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$63,375,467	$78,970,273
MSCI Finland	11,947,835	6,585,781
MSCI Ireland	6,605,451	6,171,335
MSCI New Zealand	4,289,073	53,575,537
MSCI Norway	2,384,034	9,235,825
37
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Denmark	$25,045,424	$ (25,045,424)
MSCI Finland	(310,033)	310,033
MSCI Ireland	2,581,498	(2,581,498)
MSCI New Zealand	362,349	(362,349)
MSCI Norway	596,883	(596,883)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
MSCI Denmark
Ordinary income	$3,420,554	$4,553,471
MSCI Finland
Ordinary income	$1,095,476	$542,108
MSCI Ireland
Ordinary income	$1,655,060	$758,088
MSCI Kuwait
Ordinary income	$3,123,698	$1,745,313
Long-term capital gains	—	551,923
	$3,123,698	$2,297,236
MSCI New Zealand
Ordinary income	$2,949,983	$1,728,068
MSCI Norway
Ordinary income	$1,631,673	$1,339,598
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Denmark	$543,155	$(4,167,004)	$44,318,039	$40,694,190
MSCI Finland	11,490	(7,642,797)	(1,782,301)	(9,413,608)
MSCI Ireland	599,569	(1,433,468)	16,683,760	15,849,861
MSCI Kuwait	436,452	(2,380,431)	4,273,411	2,329,432
MSCI New Zealand	236,836	(60,900,372)	(6,033,047)	(66,696,583)
MSCI Norway	151,334	(13,712,498)	(4,817,857)	(18,379,021)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2024, the iShares MSCI Ireland ETF utilized $12,299,816 of its capital loss carryforwards.
Notes to Financial Statements
38

Notes to Financial Statements  (continued)
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$244,370,187	$68,092,138	$(23,791,517)	$44,300,621
MSCI Finland	29,070,328	1,116,286	(2,895,207)	(1,778,921)
MSCI Ireland	101,267,020	18,387,019	(1,703,345)	16,683,674
MSCI Kuwait	54,825,971	7,351,809	(3,078,626)	4,273,183
MSCI New Zealand	95,292,812	5,823,438	(11,856,780)	(6,033,342)
MSCI Norway	35,574,471	2,210,094	(7,027,437)	(4,817,343)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties  to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
39
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Denmark
Shares sold	550,000	$64,009,546	650,000	$62,810,244
Shares redeemed	(700,000)	(79,728,178)	(350,000)	(33,762,427)
	(150,000)	$(15,718,632)	300,000	$29,047,817
MSCI Finland
Shares sold	350,000	$12,319,839	150,000	$5,542,446
Shares redeemed	(200,000)	(6,844,431)	(200,000)	(6,695,616)
	150,000	$5,475,408	(50,000)	$(1,153,170)
Notes to Financial Statements
40

Notes to Financial Statements  (continued)
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Ireland
Shares sold	100,000	$6,621,255	700,000	$36,609,982
Shares redeemed	(100,000)	(6,217,676)	(150,000)	(6,791,021)
	—	$403,579	550,000	$29,818,961
MSCI Kuwait
Shares sold	600,000	$19,882,781	1,050,000	$34,803,545
Shares redeemed	(650,000)	(21,306,562)	—	—
	(50,000)	$(1,423,781)	1,050,000	$34,803,545
MSCI New Zealand
Shares sold	100,000	$4,323,438	1,350,000	$66,595,558
Shares redeemed	(1,200,000)	(54,195,684)	(900,000)	(43,482,294)
	(1,100,000)	$(49,872,246)	450,000	$23,113,264
MSCI Norway
Shares sold	100,000	$2,404,609	600,000	$14,097,793
Shares redeemed	(400,000)	(9,312,306)	(400,000)	(9,442,126)
	(300,000)	$(6,907,697)	200,000	$4,655,667
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
During the period, the iShares MSCI Finland ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2020, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
41
2024 iShares Annual Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
 iShares Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Denmark ETF
iShares MSCI Finland ETF
iShares MSCI Ireland ETF
iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
 We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
42

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
MSCI Denmark	$5,406,605
MSCI Finland	1,153,804
MSCI Ireland	2,233,966
MSCI New Zealand	3,673,464
MSCI Norway	1,864,175
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$5,436,141	$691,604
MSCI Finland	996,276	—
MSCI Ireland	2,412,361	38,337
MSCI Kuwait	3,968,975	—
MSCI New Zealand	3,928,504	517,040
MSCI Norway	2,059,921	428,935
43
2024 iShares Annual Financial Statements

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
44

Board Review and Approval of Investment Advisory Contract
iShares MSCI Denmark ETF, iShares MSCI Norway ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA  and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
45
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.  However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
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46

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Finland ETF, iShares MSCI Kuwait ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over
47
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.  However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio
Board Review and Approval of Investment Advisory Contract
48

Board Review and Approval of Investment Advisory Contract (continued)
securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Ireland ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
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2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA  and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that
Board Review and Approval of Investment Advisory Contract
50

Board Review and Approval of Investment Advisory Contract (continued)
BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI New Zealand ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund
51
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA  and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA  reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
52

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
53
2024 iShares Annual Financial Statements

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
54

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The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
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August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares Emergent Food and AgTech Multisector ETF | IVEG | NASDAQ
• iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ
• iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ
• iShares MSCI Global Sustainable Development Goals ETF | SDG | NASDAQ
• iShares MSCI Water Management Multisector ETF | IWTR | NASDAQ
• iShares Paris-Aligned Climate MSCI World ex USA ETF | PABD | NASDAQ

2

Schedule of Investments
August 31, 2024
iShares® Emergent Food and AgTech Multisector ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.3%
Nufarm Ltd./Australia	5,299	$14,175
Canada — 3.2%
Nutrien Ltd.	2,664	129,024
France — 6.3%
Danone SA	2,255	156,693
Eurofins Scientific SE	1,772	101,146
		257,839
Germany — 9.3%
BASF SE	2,972	151,063
Bayer AG, Registered	4,099	126,564
GEA Group AG	2,141	100,725
		378,352
Ireland — 7.9%
Smurfit WestRock PLC	6,747	319,943
Japan — 3.4%
Kubota Corp.	9,900	139,294
Netherlands — 0.6%
Corbion NV	896	22,693
Norway — 4.9%
Bakkafrost P/F	698	37,789
Mowi ASA	6,452	112,246
Salmar ASA	972	50,468
		200,503
United Kingdom — 2.9%
Croda International PLC	1,763	95,518
Security	Shares	Value
United Kingdom (continued)
Genus PLC	904	$21,270
		116,788
United States — 60.6%
AGCO Corp.	855	77,839
CF Industries Holdings Inc.	1,921	159,616
CNH Industrial NV	12,933	133,727
Corteva Inc.	3,231	185,137
Deere & Co.	395	152,367
Ecolab Inc.	752	190,392
Exponent Inc.	660	71,458
FMC Corp.	1,683	108,688
International Flavors & Fragrances Inc.	1,880	195,501
International Paper Co.	3,899	188,790
Kellanova	2,643	213,052
Mosaic Co. (The)	4,042	115,480
Neogen Corp.(a)	2,834	48,887
Packaging Corp. of America	869	182,090
Sealed Air Corp.	2,055	71,822
Sotera Health Co.(a)	1,446	22,326
Trimble Inc.(a)	3,083	174,775
Waters Corp.(a)	491	170,058
		2,462,005
Total Investments — 99.4% (Cost: $4,728,189)		4,040,616
Other Assets Less Liabilities — 0.6%		22,607
Net Assets — 100.0%		$4,063,223

(a)	Non-income producing security.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(6)(b)	$6	$—	$—	—	$54 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	—	0 (b)	—	—	—	—	113	—
				$6	$—	$—		$167	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Emergent Food and AgTech Multisector ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini Russell 2000 Index	2	09/20/24	$22	$1,658
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,658	$—	$—	$—	$1,658

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$82	$—	$—	$—	$82
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,649	$—	$—	$—	$1,649
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$20,092
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,910,972	$1,129,644	$—	$4,040,616
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® Emergent Food and AgTech Multisector ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,658	$—	$—	$1,658

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 7.3%
Ampol Ltd.	371,316	$7,264,965
ANZ Group Holdings Ltd.	1,856,128	38,097,653
APA Group	2,520,519	12,916,672
Aristocrat Leisure Ltd.	352,630	13,016,059
ASX Ltd.	286,538	11,862,913
BlueScope Steel Ltd.	662,692	9,232,586
Brambles Ltd.	2,262,969	27,896,251
Cochlear Ltd.	92,482	18,776,018
Commonwealth Bank of Australia	877,027	82,600,395
CSL Ltd.	275,046	57,120,029
Fortescue Ltd.	1,118,531	13,779,721
Goodman Group	860,185	19,405,635
Insurance Australia Group Ltd.	1,455,750	7,439,378
James Hardie Industries PLC(a)	250,584	9,347,547
Macquarie Group Ltd.	246,248	35,842,209
Mineral Resources Ltd.(b)	281,875	7,608,221
National Australia Bank Ltd.	869,122	22,399,119
Northern Star Resources Ltd.	872,449	8,908,293
Orica Ltd.	694,052	8,325,221
Pilbara Minerals Ltd.(b)	4,356,208	8,721,462
QBE Insurance Group Ltd.	1,863,608	19,873,483
REA Group Ltd.	60,852	9,013,437
Rio Tinto Ltd.	178,160	13,338,219
Suncorp Group Ltd.	2,201,276	26,288,984
Transurban Group	5,305,131	48,485,190
Wesfarmers Ltd.	210,406	10,321,796
Westpac Banking Corp.	1,058,172	22,309,587
WiseTech Global Ltd.	198,878	16,025,419
Woodside Energy Group Ltd.	2,103,975	38,543,238
Xero Ltd.(a)	87,441	8,480,765
		633,240,465
Austria — 0.2%
OMV AG	226,838	9,893,739
Verbund AG(b)	137,389	11,678,370
		21,572,109
Belgium — 1.0%
Anheuser-Busch InBev SA/NV	569,521	34,952,693
Argenx SE(a)	25,658	13,259,077
KBC Group NV	381,230	29,685,251
UCB SA	55,242	10,005,035
		87,902,056
Denmark — 3.9%
AP Moller - Maersk A/S, Class B, NVS	5,247	7,845,777
Carlsberg A/S, Class B	134,092	15,752,778
Coloplast A/S, Class B	66,714	9,083,508
DSV A/S	59,984	10,719,517
Genmab A/S(a)	34,956	9,721,705
Novo Nordisk A/S, Class B	1,631,779	226,670,655
Novonesis (Novozymes) B, Class B	198,596	13,788,006
Orsted A/S(a)(c)	191,919	11,091,088
Pandora A/S	88,306	15,467,086
Vestas Wind Systems A/S(a)	622,136	14,214,540
		334,354,660
Finland — 1.5%
Elisa OYJ	332,847	16,667,715
Kesko OYJ, Class B	622,194	12,605,679
Metso OYJ	950,854	9,647,363
Neste OYJ	470,672	10,982,766
Nokia OYJ	4,386,845	19,338,526
Security	Shares	Value
Finland (continued)
Nordea Bank Abp	735,573	$8,691,175
Sampo OYJ, Class A	251,238	11,200,517
Stora Enso OYJ, Class R	757,805	9,789,046
UPM-Kymmene OYJ	441,354	14,876,641
Wartsila OYJ Abp	538,659	11,880,408
		125,679,836
France — 11.0%
Aeroports de Paris SA	63,049	8,255,717
Air Liquide SA	138,782	25,903,380
Airbus SE	205,939	31,635,201
AXA SA	1,141,654	43,450,328
BNP Paribas SA	526,703	36,430,758
Bouygues SA	240,286	8,591,556
Capgemini SE	40,304	8,349,522
Cie de Saint-Gobain SA	166,454	14,545,720
Cie Generale des Etablissements Michelin SCA	984,957	38,673,753
Covivio SA/France	298,672	16,625,001
Credit Agricole SA	524,596	8,217,767
Danone SA	636,481	44,227,113
Dassault Systemes SE	621,075	24,271,474
Engie SA	848,744	14,948,300
EssilorLuxottica SA	151,453	35,914,612
Eurazeo SE	104,880	8,261,944
Eurofins Scientific SE	141,001	8,048,377
Gecina SA	81,650	8,972,460
Hermes International SCA	15,108	36,160,389
Kering SA	59,520	17,067,636
Legrand SA	73,604	8,243,906
L'Oreal SA	127,469	55,927,598
LVMH Moet Hennessy Louis Vuitton SE	132,374	98,528,144
Pernod Ricard SA	149,597	21,299,353
Publicis Groupe SA	103,621	11,428,712
Rexel SA	653,868	16,498,567
Safran SA	118,706	26,012,732
Sanofi SA	422,920	47,467,732
Schneider Electric SE	394,817	100,717,786
Societe Generale SA	415,601	10,046,298
STMicroelectronics NV	559,233	18,033,061
TotalEnergies SE	1,259,320	86,630,852
Vinci SA	68,205	8,151,507
		947,537,256
Germany — 7.9%
adidas AG	96,275	24,700,632
Allianz SE, Registered	188,247	58,480,094
BASF SE	170,263	8,654,239
Bayer AG, Registered	371,215	11,461,926
Bayerische Motoren Werke AG	286,988	26,633,654
Commerzbank AG	589,030	8,733,411
Covestro AG(a)(c)	135,658	8,316,005
Daimler Truck Holding AG	220,907	8,492,218
Deutsche Bank AG, Registered	871,096	14,252,182
Deutsche Boerse AG	120,684	27,132,325
Deutsche Lufthansa AG, Registered	1,320,186	8,576,100
Deutsche Telekom AG, Registered	284,350	8,090,610
E.ON SE	682,482	9,674,973
GEA Group AG	229,159	10,780,967
Heidelberg Materials AG	95,853	10,181,210
Henkel AG & Co. KGaA	306,576	25,493,211
Infineon Technologies AG	909,517	33,378,529
Knorr-Bremse AG	107,212	8,816,056
LEG Immobilien SE	90,684	8,757,341
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
Mercedes-Benz Group AG	334,333	$23,043,912
Merck KGaA	136,536	26,646,149
MTU Aero Engines AG	33,430	10,009,118
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	91,593	49,555,758
Puma SE	216,953	9,363,279
Rheinmetall AG	22,187	13,328,848
SAP SE	600,698	131,819,151
Siemens AG, Registered	397,089	74,694,612
Symrise AG, Class A	67,688	8,931,994
Vonovia SE	352,142	12,171,840
		680,170,344
Hong Kong — 1.5%
AIA Group Ltd.	6,008,400	42,315,232
BOC Hong Kong Holdings Ltd.	3,767,000	11,824,316
Hang Seng Bank Ltd.	705,800	8,498,809
Hong Kong Exchanges & Clearing Ltd.	836,500	25,524,299
MTR Corp. Ltd.	9,715,500	34,156,651
Swire Pacific Ltd., Class A	1,009,500	8,568,837
		130,888,144
Ireland — 0.4%
Kerry Group PLC, Class A	254,287	25,536,417
Kingspan Group PLC	107,754	9,382,324
		34,918,741
Israel — 0.6%
Bank Hapoalim BM	1,550,707	15,459,237
Bank Leumi Le-Israel BM	579,900	5,607,357
CyberArk Software Ltd.(a)(b)	29,897	8,572,666
Elbit Systems Ltd.	41,897	8,627,884
Isracard Ltd.	1	4
Nice Ltd.(a)	47,741	8,319,822
Wix.com Ltd.(a)	48,474	8,076,738
		54,663,708
Italy — 2.4%
Enel SpA	5,600,897	42,570,718
Generali	1,889,043	52,136,461
Intesa Sanpaolo SpA	9,866,471	41,235,719
Mediobanca Banca di Credito Finanziario SpA	549,768	9,311,993
Moncler SpA	326,626	20,038,454
Stellantis NV	590,230	9,932,630
UniCredit SpA	874,041	36,329,620
		211,555,595
Japan — 22.7%
Advantest Corp.	365,200	16,813,641
Aeon Co. Ltd.	397,300	9,952,386
Ajinomoto Co. Inc.	498,500	19,188,510
ANA Holdings Inc.	424,800	8,586,882
Asahi Group Holdings Ltd.	308,600	11,518,696
Asahi Kasei Corp.	3,244,200	22,975,568
Asics Corp.	490,100	9,724,445
Astellas Pharma Inc.	1,446,500	17,975,590
Bridgestone Corp.	1,101,500	43,058,165
Chugai Pharmaceutical Co. Ltd.	399,100	20,147,561
Daiichi Sankyo Co. Ltd.	1,139,800	47,846,086
Daikin Industries Ltd.	142,800	18,244,276
Daiwa Securities Group Inc.	2,640,900	19,636,930
Disco Corp.	37,700	10,929,772
Eisai Co. Ltd.	207,000	8,688,380
ENEOS Holdings Inc.	2,084,000	11,336,465
FANUC Corp.	911,500	26,906,899
Fast Retailing Co. Ltd.	106,100	34,144,753
Security	Shares	Value
Japan (continued)
Fuji Electric Co. Ltd.	141,800	$8,559,147
FUJIFILM Holdings Corp.	717,800	19,358,766
Fujitsu Ltd.	1,499,200	27,712,502
Hankyu Hanshin Holdings Inc.	838,500	25,765,910
Hitachi Ltd.	2,513,500	62,008,076
Honda Motor Co. Ltd.	3,581,000	39,517,222
Hoya Corp.	270,000	38,320,216
Ibiden Co. Ltd.	231,900	8,084,319
Inpex Corp.	768,300	11,325,677
Isuzu Motors Ltd.	858,300	13,031,102
ITOCHU Corp.	1,024,600	54,553,949
JFE Holdings Inc.	962,600	13,344,647
Kao Corp.	214,000	9,589,693
KDDI Corp.	1,610,000	54,316,756
Keyence Corp.	62,400	29,978,175
Komatsu Ltd.	500,800	14,013,602
Kubota Corp.	1,056,200	14,860,802
Marubeni Corp.	1,421,100	24,513,329
MatsukiyoCocokara & Co.	507,100	8,207,191
Mitsubishi Chemical Group Corp.	1,514,700	8,852,230
Mitsubishi Corp.	1,433,400	29,840,961
Mitsubishi Electric Corp.	1,198,200	20,184,924
Mitsubishi Estate Co. Ltd.	697,500	12,000,435
Mitsubishi Heavy Industries Ltd.	1,751,100	23,608,944
Mitsubishi UFJ Financial Group Inc.	4,689,500	49,475,275
Mitsui Chemicals Inc.	319,400	8,560,665
Mitsui Fudosan Co. Ltd.	1,466,100	15,880,789
Mizuho Financial Group Inc.	1,432,500	29,747,251
MS&AD Insurance Group Holdings Inc.	477,800	11,013,563
Murata Manufacturing Co. Ltd.	391,800	8,212,332
NEC Corp.	144,100	12,770,972
Nidec Corp.	197,300	8,044,663
Nintendo Co. Ltd.	417,180	22,687,993
Nippon Telegraph & Telephone Corp.	7,351,400	7,857,144
Nippon Yusen KK	261,400	9,483,300
Nitto Denko Corp.	104,600	8,771,584
Nomura Holdings Inc.	2,677,200	15,718,968
Nomura Research Institute Ltd.	539,400	18,143,930
Obayashi Corp.	735,400	9,457,417
Omron Corp.	269,200	11,164,501
Oriental Land Co. Ltd./Japan	565,800	15,473,243
ORIX Corp.	544,500	13,689,211
Otsuka Holdings Co. Ltd.	136,000	8,017,835
Panasonic Holdings Corp.	1,637,500	13,758,162
Rakuten Group Inc.(a)	1,290,100	9,169,453
Recruit Holdings Co. Ltd.	699,600	43,628,399
Renesas Electronics Corp.	853,800	14,864,207
Ricoh Co. Ltd.	1,388,300	14,601,081
Secom Co. Ltd.	124,400	9,077,168
Seiko Epson Corp.	580,200	10,848,278
Sekisui Chemical Co. Ltd.	587,700	8,968,429
Sekisui House Ltd.	1,078,200	27,868,158
Seven & i Holdings Co. Ltd.	645,800	9,301,983
SG Holdings Co. Ltd.	1,005,400	10,882,632
Shin-Etsu Chemical Co. Ltd.	621,700	27,521,526
Shionogi & Co. Ltd.	186,500	8,687,555
Shiseido Co. Ltd.	342,600	7,634,977
SoftBank Corp.	2,376,100	33,245,516
SoftBank Group Corp.	525,700	30,520,895
Sompo Holdings Inc.	942,600	22,256,785
Sony Group Corp.	757,300	73,756,543
Sumitomo Metal Mining Co. Ltd.	464,900	12,883,895
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Sumitomo Mitsui Financial Group Inc.	589,800	$38,922,780
Sumitomo Mitsui Trust Holdings Inc.	354,700	8,839,080
Sysmex Corp.	836,200	16,216,066
Takeda Pharmaceutical Co. Ltd.	774,094	23,046,326
TDK Corp.	146,200	9,965,245
Terumo Corp.	485,900	9,035,046
Tokio Marine Holdings Inc.	936,400	35,634,221
Tokyo Electron Ltd.	244,600	44,023,181
Tokyo Gas Co. Ltd.	360,200	9,010,647
Tokyu Corp.	1,070,100	13,090,030
Toray Industries Inc.	2,375,800	12,280,066
Toyota Motor Corp.	4,806,500	91,770,174
Unicharm Corp.	252,900	8,774,532
Yamaha Motor Co. Ltd.	2,269,700	19,889,117
Yokogawa Electric Corp.	532,100	15,008,337
		1,958,374,706
Netherlands — 5.1%
Adyen NV(a)(c)	10,038	14,814,114
AerCap Holdings NV	88,573	8,628,782
Akzo Nobel NV	204,095	13,056,696
ASM International NV	19,805	13,484,792
ASML Holding NV	212,824	191,931,891
BE Semiconductor Industries NV	61,432	8,101,325
Coca-Cola Europacific Partners PLC	231,174	18,607,195
DSM-Firmenich AG	160,067	21,852,544
Heineken NV	185,589	16,744,596
ING Groep NV	1,627,757	29,596,082
Koninklijke Ahold Delhaize NV	427,028	14,661,460
Koninklijke KPN NV	7,172,746	29,294,814
Prosus NV	725,890	26,906,957
Universal Music Group NV	330,899	8,657,489
Wolters Kluwer NV	150,043	25,658,414
		441,997,151
New Zealand — 0.2%
Meridian Energy Ltd.	3,544,993	14,050,407
Norway — 1.1%
DNB Bank ASA	739,399	15,619,262
Equinor ASA	842,073	22,594,978
Gjensidige Forsikring ASA	493,631	8,741,921
Kongsberg Gruppen ASA	81,224	8,583,614
Mowi ASA	445,800	7,755,596
Norsk Hydro ASA	1,457,048	8,130,513
Orkla ASA	1,371,855	12,195,911
Telenor ASA	737,025	9,138,411
		92,760,206
Portugal — 0.2%
Galp Energia SGPS SA	828,634	17,213,979
Singapore — 1.3%
CapitaLand Ascendas REIT	4,162,600	9,177,242
CapitaLand Investment Ltd./Singapore	10,472,000	21,753,737
DBS Group Holdings Ltd.	695,610	19,424,419
Grab Holdings Ltd., Class A(a)	2,503,617	8,061,647
Keppel Ltd.(b)	4,695,400	22,200,399
Sea Ltd., ADR(a)	103,389	8,096,393
United Overseas Bank Ltd.	505,100	12,142,098
Wilmar International Ltd.	3,567,400	8,580,333
		109,436,268
Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	183,024	8,311,186
Amadeus IT Group SA	481,342	32,479,018
Security	Shares	Value
Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	2,678,414	$28,453,822
Banco de Sabadell SA	4,146,209	8,897,398
Banco Santander SA	8,211,145	40,830,054
Cellnex Telecom SA(c)	258,629	9,986,973
Endesa SA	522,889	11,040,246
Iberdrola SA	4,344,001	61,635,538
Industria de Diseno Textil SA	576,883	31,252,932
Redeia Corp. SA	248,322	4,716,505
Repsol SA	639,441	8,780,786
		246,384,458
Sweden — 3.1%
Alfa Laval AB	188,882	8,474,579
Assa Abloy AB, Class B	378,023	12,213,191
Atlas Copco AB, Class A	1,319,135	23,999,212
Atlas Copco AB, Class B	466,169	7,433,889
Boliden AB	761,100	23,250,536
Epiroc AB, Class A	4,991	96,257
Epiroc AB, Class B	451,663	8,018,986
EQT AB	269,560	9,036,389
Essity AB, Class B	675,096	20,501,415
Evolution AB(c)	119,268	12,397,976
H & M Hennes & Mauritz AB, Class B	526,703	8,330,593
Saab AB, Class B	360,786	8,537,179
Sandvik AB	786,277	16,750,352
Skandinaviska Enskilda Banken AB, Class A	608,610	9,372,467
Svenska Cellulosa AB SCA, Class B	1,253,481	17,401,659
Svenska Handelsbanken AB, Class A	1,535,898	15,844,409
Swedbank AB, Class A	415,367	8,885,097
Tele2 AB, Class B	1,564,426	17,749,521
Telia Co. AB	6,929,982	21,488,735
Volvo AB, Class B	590,680	15,706,453
		265,488,895
Switzerland — 10.2%
ABB Ltd., Registered	1,394,988	80,221,294
Alcon Inc.	385,065	37,519,759
Geberit AG, Registered	13,712	8,771,191
Givaudan SA, Registered	6,560	33,694,452
Holcim AG	204,791	19,838,714
Julius Baer Group Ltd.	137,591	8,051,609
Kuehne + Nagel International AG, Registered	70,914	22,005,217
Logitech International SA, Registered	156,526	14,217,492
Lonza Group AG, Registered	50,151	32,989,436
Nestle SA, Registered	1,035,480	111,044,973
Novartis AG, Registered	1,016,000	122,751,243
Roche Holding AG, Bearer	27,414	9,956,263
Roche Holding AG, NVS	286,216	96,890,022
SGS SA	122,841	13,719,360
SIG Group AG	719,082	15,188,183
Sika AG, Registered	72,912	23,472,783
Sonova Holding AG, Registered	65,905	23,043,030
Swiss Prime Site AG, Registered	195,799	22,046,538
Swiss Re AG	272,492	37,229,169
Temenos AG, Registered	123,182	8,578,348
UBS Group AG, Registered	1,806,431	55,666,190
VAT Group AG(c)	31,256	16,215,721
Zurich Insurance Group AG	115,166	66,851,070
		879,962,057
United Kingdom — 14.6%
3i Group PLC	828,654	34,807,303
Admiral Group PLC	262,803	10,093,404
Anglo American PLC	808,913	23,596,574
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
Antofagasta PLC	343,775	$8,393,765
Ashtead Group PLC	181,418	12,917,694
AstraZeneca PLC	739,634	129,632,260
Aviva PLC	3,950,499	26,273,762
BAE Systems PLC	1,534,151	27,583,674
Barclays PLC	8,470,172	25,610,201
Barratt Developments PLC	1,283,592	8,588,995
Berkeley Group Holdings PLC	205,565	13,514,898
BP PLC	4,586,151	25,963,451
Bunzl PLC	211,255	9,862,624
Compass Group PLC	373,656	11,809,497
Croda International PLC	194,047	10,513,284
DCC PLC	250,798	17,719,951
Diageo PLC	1,778,768	58,066,465
Entain PLC	1,005,412	8,565,108
GSK PLC	1,946,318	42,389,911
HSBC Holdings PLC	8,863,448	77,915,232
Informa PLC	1,589,327	17,498,147
Intertek Group PLC	136,772	8,936,752
J Sainsbury PLC	4,904,345	18,910,024
Kingfisher PLC	4,465,775	16,781,132
Land Securities Group PLC	947,658	7,867,480
Legal & General Group PLC	4,371,368	12,910,233
Lloyds Banking Group PLC	33,307,462	25,731,057
London Stock Exchange Group PLC	145,596	19,652,902
Mondi PLC, NVS	504,530	9,787,954
National Grid PLC	2,889,900	38,066,549
NatWest Group PLC, NVS	3,549,963	16,172,502
Pearson PLC	584,248	8,142,110
Prudential PLC	976,480	8,406,392
Reckitt Benckiser Group PLC	278,262	16,008,841
RELX PLC	1,492,903	69,688,893
Rentokil Initial PLC	1,448,958	9,250,861
Rio Tinto PLC	520,535	32,818,364
Rolls-Royce Holdings PLC(a)	2,816,882	18,468,576
Sage Group PLC (The)	1,464,047	19,494,201
Schroders PLC	1,796,287	8,131,047
Segro PLC	1,843,985	21,229,854
Shell PLC	3,054,791	108,242,010
SSE PLC	1,206,777	30,015,247
Standard Chartered PLC	1,254,651	12,909,591
Taylor Wimpey PLC	4,230,180	8,987,532
Tesco PLC	4,366,484	20,358,057
Security	Shares	Value
United Kingdom (continued)
Unilever PLC	1,342,265	$87,013,938
		1,255,298,299
Total Common Stocks — 99.1% (Cost: $6,687,101,094)		8,543,449,340
Preferred Stocks
Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	88,478	8,104,616
Sartorius AG, Preference Shares, NVS	31,876	8,807,273
		16,911,889
Total Preferred Stocks — 0.2% (Cost: $18,207,199)		16,911,889
Total Long-Term Investments — 99.3% (Cost: $6,705,308,293)		8,560,361,229
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	15,413,016	15,422,264
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	2,860,000	2,860,000
Total Short-Term Securities — 0.2% (Cost: $18,282,361)		18,282,264
Total Investments — 99.5% (Cost: $6,723,590,654)		8,578,643,493
Other Assets Less Liabilities — 0.5%		39,628,781
Net Assets — 100.0%		$8,618,272,274

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
9
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,361,879	$9,058,429 (a)	$—	$2,175	$(219)	$15,422,264	15,413,016	$95,010 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,330,000	1,530,000 (a)	—	—	—	2,860,000	2,860,000	211,942	—
				$2,175	$(219)	$18,282,264		$306,952	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	77	09/12/24	$14,415	$127,717
SPI 200 Index	48	09/19/24	6,522	223,037
Euro STOXX 50 Index	383	09/20/24	21,087	413,190
FTSE 100 Index	109	09/20/24	12,063	263,285
				$1,027,229
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,027,229	$—	$—	$—	$1,027,229

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,451,460	$—	$—	$—	$5,451,460
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$857,567	$—	$—	$—	$857,567
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2024
iShares® ESG Aware MSCI EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$52,238,082
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$154,533,614	$8,388,915,726	$—	$8,543,449,340
Preferred Stocks	—	16,911,889	—	16,911,889
Short-Term Securities
Money Market Funds	18,282,264	—	—	18,282,264
	$172,815,878	$8,405,827,615	$—	$8,578,643,493
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,027,229	$—	$1,027,229

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
11
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 2.7%
Atacadao SA(a)	5,782	$9,202
B3 SA - Brasil Bolsa Balcao	47,997	107,986
Banco do Brasil SA	14,878	74,232
CCR SA	8,740	20,548
Cia. Siderurgica Nacional SA	5,965	12,552
Cosan SA	10,526	24,952
CPFL Energia SA	1,990	12,037
Energisa SA	2,234	18,753
Engie Brasil Energia SA	1,690	13,542
Equatorial Energia SA	10,087	61,210
Hapvida Participacoes e Investimentos SA(a)(b)	42,647	32,084
Klabin SA	7,218	27,650
Localiza Rent a Car SA	7,827	57,453
Localiza Rent a Car SA, NVS(a)	91	656
Natura & Co. Holding SA	7,810	18,777
PRIO SA	7,152	59,440
Raia Drogasil SA	11,113	54,343
Rede D'Or Sao Luiz SA(b)	6,934	39,284
Rumo SA	11,340	43,964
Sendas Distribuidora SA(a)	11,910	20,223
Telefonica Brasil SA	3,568	32,812
TIM SA/Brazil	7,385	23,403
TOTVS SA	4,836	25,716
Ultrapar Participacoes SA	6,554	27,165
		817,984
Chile — 0.3%
Empresas CMPC SA	9,687	16,730
Empresas Copec SA	3,373	22,102
Enel Americas SA	180,704	19,361
Falabella SA(a)	7,568	26,753
Latam Airlines Group SA	1,590,208	20,554
		105,500
China — 26.6%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,300	2,554
AAC Technologies Holdings Inc.	6,500	27,614
Agricultural Bank of China Ltd., Class A	30,300	19,298
Agricultural Bank of China Ltd., Class H	241,000	106,155
Aier Eye Hospital Group Co. Ltd., Class A	4,600	6,279
Air China Ltd., Class A(a)	6,400	6,283
Alibaba Group Holding Ltd., Class A	127,216	1,318,538
Alibaba Health Information Technology Ltd.(a)	54,000	20,648
Angel Yeast Co. Ltd., Class A	500	2,201
Anhui Conch Cement Co. Ltd., Class A	2,500	7,371
Anhui Conch Cement Co. Ltd., Class H	11,000	23,737
Anjoy Foods Group Co. Ltd., Class A	200	2,142
Asymchem Laboratories Tianjin Co. Ltd., Class A	200	1,788
Baidu Inc., Class A(a)	19,900	209,971
BeiGene Ltd.(a)	6,100	90,277
Beijing Enterprises Water Group Ltd.	38,000	11,101
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	700	1,073
Beijing Tongrentang Co. Ltd., Class A	800	3,965
Bilibili Inc., Class Z(a)	2,040	29,390
BOC Aviation Ltd.(b)	1,900	16,374
Bosideng International Holdings Ltd.	34,000	16,700
BYD Co. Ltd., Class A	1,000	35,038
BYD Co. Ltd., Class H	9,500	290,956
China Construction Bank Corp., Class H	838,000	588,393
China Eastern Airlines Corp. Ltd., Class A(a)	9,600	5,122
Security	Shares	Value
China (continued)
China Jushi Co. Ltd., Class A	1,778	$2,507
China Literature Ltd.(a)(b)	3,800	11,942
China Merchants Bank Co. Ltd., Class A	11,000	49,717
China Merchants Bank Co. Ltd., Class H	34,000	139,526
China Merchants Port Holdings Co. Ltd.	12,000	17,964
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,900	6,367
China Minsheng Banking Corp. Ltd., Class A	19,400	9,385
China Minsheng Banking Corp. Ltd., Class H	58,500	21,027
China National Building Material Co. Ltd., Class H	42,000	12,063
China Overseas Land & Investment Ltd.	33,500	52,664
China Resources Gas Group Ltd.	8,200	27,565
China Resources Land Ltd.	28,000	78,467
China Resources Pharmaceutical Group Ltd.(b)	17,500	12,322
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	780	4,944
China Ruyi Holdings Ltd.(a)(c)	60,000	17,339
China Southern Airlines Co. Ltd., Class A(a)	6,500	5,215
China Three Gorges Renewables Group Co. Ltd., Class A	14,800	9,532
China Tourism Group Duty Free Corp. Ltd., Class A	1,200	10,301
China Yangtze Power Co. Ltd., Class A	11,900	49,321
Chow Tai Fook Jewellery Group Ltd.(c)	17,800	15,077
CITIC Ltd.	52,000	51,606
CMOC Group Ltd., Class A	10,200	10,736
CMOC Group Ltd., Class H	36,000	29,224
CNGR Advanced Material Co. Ltd., Class A	560	2,283
Contemporary Amperex Technology Co. Ltd., Class A	2,440	63,235
CSPC Innovation Pharmaceutical Co. Ltd., Class A	440	1,492
CSPC Pharmaceutical Group Ltd.	75,360	46,269
ENN Energy Holdings Ltd.	7,000	45,068
ENN Natural Gas Co. Ltd., Class A	1,350	3,365
Far East Horizon Ltd.	18,000	12,580
Fosun International Ltd.	22,000	11,384
Geely Automobile Holdings Ltd.	53,000	59,314
GEM Co. Ltd., Class A	3,200	2,695
Genscript Biotech Corp.(a)	12,000	18,101
Goldwind Science & Technology Co Ltd., Class A	1,100	1,281
Great Wall Motor Co. Ltd., Class A	1,300	4,233
Great Wall Motor Co. Ltd., Class H	20,500	29,296
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	700	2,839
H World Group Ltd., ADR	1,836	55,888
Haier Smart Home Co. Ltd., Class A	3,400	11,821
Haier Smart Home Co. Ltd., Class A	21,600	66,003
Haitian International Holdings Ltd.	6,000	16,763
Hangzhou Tigermed Consulting Co. Ltd., Class A	200	1,432
Hansoh Pharmaceutical Group Co. Ltd.(b)	12,000	30,606
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,900	6,216
Huadong Medicine Co. Ltd., Class A	1,200	4,977
Huatai Securities Co. Ltd., Class A	4,000	7,083
Huatai Securities Co. Ltd., Class H(b)	11,200	12,325
Imeik Technology Development Co. Ltd., Class A	140	2,860
Industrial & Commercial Bank of China Ltd., Class A	26,000	21,915
Industrial & Commercial Bank of China Ltd., Class H	601,000	343,723
Industrial Bank Co. Ltd., Class A	11,100	25,808
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,400	10,841
Innovent Biologics Inc.(a)(b)	11,000	59,624
JD Logistics Inc.(a)(b)	17,000	20,638
JD.com Inc., Class A	21,400	289,245
Jiangsu Eastern Shenghong Co. Ltd., Class A	3,200	3,513
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2024
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Jiangsu Expressway Co. Ltd., Class H	14,000	$13,806
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	3,600	22,331
Jiangsu Zhongtian Technology Co. Ltd., Class A	1,500	2,737
Jinduicheng Molybdenum Co. Ltd., Class A	1,700	2,361
Juneyao Airlines Co. Ltd., Class A	1,400	2,061
Kanzhun Ltd., ADR	2,328	29,007
KE Holdings Inc., ADR	5,677	84,247
Kingdee International Software Group Co. Ltd.(a)	26,000	20,358
Kingsoft Corp. Ltd.	8,200	22,421
Kuaishou Technology(a)(b)	20,700	105,659
Kuang-Chi Technologies Co. Ltd., Class A(a)	1,200	2,955
Kunlun Energy Co. Ltd.	34,000	33,986
Lenovo Group Ltd.	74,000	90,358
Lepu Medical Technology Beijing Co. Ltd., Class A	1,100	1,554
Li Auto Inc., Class A(a)	10,904	106,134
Livzon Pharmaceutical Group Inc., Class A	300	1,521
MINISO Group Holding Ltd.	3,368	13,967
NetEase Inc.	16,900	271,661
NIO Inc., ADR(a)(c)	13,511	54,584
Nongfu Spring Co. Ltd., Class H(b)	18,000	65,018
Offshore Oil Engineering Co. Ltd., Class A	2,600	2,012
Orient Overseas International Ltd.	1,500	20,762
Orient Securities Co. Ltd., Class A	4,300	5,103
Pop Mart International Group Ltd.(b)	4,600	26,936
Postal Savings Bank of China Co. Ltd., Class H(b)	70,000	37,404
SF Holding Co. Ltd., Class A	2,600	13,296
Shandong Nanshan Aluminum Co. Ltd., Class A	5,300	2,741
Shanghai Electric Group Co. Ltd., Class A(a)	6,800	3,479
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,000	3,177
Shanghai M&G Stationery Inc., Class A	500	1,887
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,500	3,932
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	6,200	8,553
Shenzhen Inovance Technology Co. Ltd., Class A	850	5,179
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	700	24,701
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	500	4,717
Shenzhou International Group Holdings Ltd.	7,200	58,808
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	900	1,959
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	600	2,588
Sino Biopharmaceutical Ltd.	91,000	37,354
Sinopharm Group Co. Ltd., Class H	12,000	27,771
Sinotruk Hong Kong Ltd.	7,000	17,505
Sungrow Power Supply Co. Ltd., Class A	1,260	13,645
Sunny Optical Technology Group Co. Ltd.	6,400	39,231
Sunwoda Electronic Co. Ltd., Class A	1,200	2,836
Tencent Holdings Ltd.	32,300	1,566,547
Tongcheng Travel Holdings Ltd.	11,600	21,506
Vipshop Holdings Ltd., ADR	3,210	40,253
Want Want China Holdings Ltd.	41,000	23,713
Weichai Power Co. Ltd., Class A	3,300	6,031
Weichai Power Co. Ltd., Class H	18,000	27,532
Western Mining Co. Ltd., Class A	1,300	2,863
WuXi AppTec Co. Ltd., Class A	1,392	7,659
Wuxi Biologics Cayman Inc.(a)(b)	33,500	47,684
Xiamen Tungsten Co. Ltd., Class A	1,000	2,392
Yadea Group Holdings Ltd.(b)	12,000	16,904
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	600	2,486
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,100	4,003
Yum China Holdings Inc.	3,433	116,070
Yunnan Baiyao Group Co. Ltd., Class A	1,140	8,679
Yunnan Chihong Zinc&Germanium Co. Ltd., Class A	2,900	2,056
Security	Shares	Value
China (continued)
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	400	$11,746
Zhejiang Chint Electrics Co. Ltd., Class A	1,000	2,471
Zhejiang Expressway Co. Ltd., Class H	14,840	9,552
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	800	1,899
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	4,400	12,078
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	4,300	3,833
ZTO Express Cayman Inc., Class A	4,232	91,537
		8,124,291
Colombia — 0.1%
Bancolombia SA	2,203	20,012
Interconexion Electrica SA ESP	3,965	17,222
		37,234
Czech Republic — 0.1%
Komercni Banka AS	655	22,212
Moneta Money Bank AS(b)	2,171	10,449
		32,661
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	21,847	39,129
Greece — 0.8%
Alpha Services and Holdings SA	21,908	37,448
Eurobank Ergasias Services and Holdings SA, Class A	25,370	57,846
Hellenic Telecommunications Organization SA	1,827	29,621
Metlen Energy & Metals SA	1,086	40,781
National Bank of Greece SA	7,645	66,453
		232,149
Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	4,096	31,037
India — 21.1%
ABB India Ltd.	458	43,369
Adani Green Energy Ltd.(a)	2,741	60,066
APL Apollo Tubes Ltd.	1,465	25,539
Ashok Leyland Ltd.	12,677	38,754
Asian Paints Ltd.	3,315	123,765
Astral Ltd.	1,177	26,962
AU Small Finance Bank Ltd.(b)	3,213	26,391
Axis Bank Ltd.	20,448	286,773
Balkrishna Industries Ltd.	676	22,820
Bharti Airtel Ltd.	21,617	409,676
Britannia Industries Ltd.	890	62,173
Cipla Ltd.	4,027	79,527
Colgate-Palmolive India Ltd.	776	33,680
Dabur India Ltd.	4,602	34,956
Eicher Motors Ltd.	1,197	70,839
GAIL India Ltd.	19,869	56,356
GMR Airports Infrastructure Ltd.(a)	21,381	24,119
Grasim Industries Ltd.	2,329	74,973
Havells India Ltd.	2,181	49,405
HCL Technologies Ltd.	7,806	163,218
HDFC Bank Ltd.	36,869	720,969
Hero MotoCorp Ltd.	1,052	68,501
Hindalco Industries Ltd.	11,740	98,373
Hindustan Unilever Ltd.	7,004	232,039
ICICI Prudential Life Insurance Co. Ltd.(b)	3,137	28,175
Indian Hotels Co. Ltd., Class A	7,466	57,715
Info Edge India Ltd.	505	46,260
Infosys Ltd.	28,379	658,866
InterGlobe Aviation Ltd.(a)(b)	1,506	86,630
Kotak Mahindra Bank Ltd.	9,550	202,814
13
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
Macrotech Developers Ltd.	2,628	$39,279
Mahindra & Mahindra Ltd.	8,158	273,271
Marico Ltd.	4,409	34,010
Max Healthcare Institute Ltd.	6,553	67,410
Nestle India Ltd., NVS	2,897	86,364
PI Industries Ltd.	661	35,463
Pidilite Industries Ltd.	1,332	49,651
Power Grid Corp. of India Ltd.	40,457	162,950
Reliance Industries Ltd.	26,452	951,722
Shree Cement Ltd.	78	23,710
Siemens Ltd.	731	60,107
Sona Blw Precision Forgings Ltd.(b)	3,611	29,440
SRF Ltd.	1,307	39,991
Supreme Industries Ltd.	568	35,807
Suzlon Energy Ltd.(a)	79,273	71,733
Tata Consumer Products Ltd.	5,071	72,594
Thermax Ltd.	365	19,009
Torrent Pharmaceuticals Ltd.	921	38,278
Trent Ltd.	1,410	120,188
TVS Motor Co. Ltd.	1,801	60,407
Union Bank of India Ltd.	13,395	19,416
UPL Ltd.	3,931	28,031
Vedanta Ltd.	12,002	66,968
Zomato Ltd.(a)	54,308	162,052
		6,461,554
Indonesia — 1.4%
Amman Mineral Internasional PT(a)	57,200	39,493
Bank Rakyat Indonesia Persero Tbk PT	596,700	198,675
Barito Pacific Tbk PT	250,576	18,534
Chandra Asri Pacific Tbk PT	68,200	44,018
Kalbe Farma Tbk PT	189,700	20,253
Merdeka Copper Gold Tbk PT(a)	86,657	13,178
Telkom Indonesia Persero Tbk PT	426,500	84,109
Unilever Indonesia Tbk PT	69,000	10,124
		428,384
Kuwait — 0.8%
Kuwait Finance House KSCP	89,736	213,889
Mabanee Co. KPSC	6,019	16,891
		230,780
Malaysia — 2.8%
AMMB Holdings Bhd	20,000	24,081
Axiata Group Bhd	24,800	14,616
CELCOMDIGI Bhd	30,400	27,236
CIMB Group Holdings Bhd	59,600	113,326
Gamuda Bhd	16,900	29,327
IHH Healthcare Bhd	19,000	27,561
Kuala Lumpur Kepong Bhd	4,300	21,633
Malayan Banking Bhd	47,200	117,753
Malaysia Airports Holdings Bhd	7,963	19,343
Maxis Bhd	21,300	19,031
MR DIY Group M Bhd(b)	30,000	14,281
Nestle Malaysia Bhd	700	17,189
Petronas Chemicals Group Bhd	25,300	34,012
Petronas Dagangan Bhd	3,100	15,118
Petronas Gas Bhd	6,800	28,757
PPB Group Bhd	5,700	19,246
Press Metal Aluminium Holdings Bhd	32,600	37,549
Public Bank Bhd	133,400	148,778
QL Resources Bhd	8,500	12,785
RHB Bank Bhd	13,100	18,590
SD Guthrie Bhd	17,400	18,434
Security	Shares	Value
Malaysia (continued)
Sime Darby Bhd	24,900	$14,304
Telekom Malaysia Bhd	10,400	16,267
YTL Corp. Bhd	29,000	19,537
YTL Power International Bhd	21,800	19,652
		848,406
Mexico — 3.0%
America Movil SAB de CV, Series B	161,634	133,777
Arca Continental SAB de CV	4,620	41,369
Cemex SAB de CV, NVS	131,145	79,709
Fibra Uno Administracion SA de CV	26,089	30,720
Fomento Economico Mexicano SAB de CV	15,999	163,652
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,391	60,052
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,561	41,847
Grupo Bimbo SAB de CV, Series A	11,671	41,761
Grupo Financiero Banorte SAB de CV, Class O	22,699	156,991
Orbia Advance Corp. SAB de CV	9,300	9,940
Wal-Mart de Mexico SAB de CV	45,292	144,356
		904,174
Peru — 0.4%
Credicorp Ltd.	594	105,940
Philippines — 0.2%
Ayala Corp.	2,230	24,063
PLDT Inc.	650	17,364
SM Investments Corp.	1,970	31,103
		72,530
Poland — 1.3%
Allegro.eu SA (a)(b)	5,031	49,558
Budimex SA	111	17,253
CD Projekt SA	547	25,855
KGHM Polska Miedz SA	1,206	43,285
mBank SA(a)	131	21,671
ORLEN SA	5,153	85,763
Powszechna Kasa Oszczednosci Bank Polski SA	7,694	115,223
Santander Bank Polska SA	317	42,672
		401,280
Qatar — 0.7%
Qatar Fuel QSC	5,754	22,968
Qatar Gas Transport Co. Ltd.	24,495	30,301
Qatar National Bank QPSC	40,002	174,208
		227,477
Russia — 0.0%
Gazprom PJSC(a)(d)	244,340	27
LUKOIL PJSC(a)(d)	8,544	1
Mobile TeleSystems PJSC(a)(d)	18,946	2
Moscow Exchange MICEX-RTS PJSC(a)(d)	30,360	3
Novatek PJSC(a)(d)	18,630	2
Novolipetsk Steel PJSC(a)(d)	31,136	4
PhosAgro PJSC(a)(d)	910	—
PhosAgro PJSC, New(a)(d)	18	—
Polyus PJSC(a)(d)	698	—
		39
Saudi Arabia — 2.8%
ACWA Power Co.	1,229	137,946
Alinma Bank	9,964	83,082
Bank AlBilad	5,104	52,508
Dr Sulaiman Al Habib Medical Services Group Co.	595	48,518
Etihad Etisalat Co.	3,370	45,385
Mobile Telecommunications Co. Saudi Arabia	3,924	11,691
Saudi Arabian Oil Co.(b)	37,695	280,875
Saudi Basic Industries Corp.	7,821	155,895
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2024
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia (continued)
Saudi Electricity Co.	7,215	$33,763
Savola Group (The)(a)	2,275	16,146
		865,809
South Africa — 5.7%
Absa Group Ltd.	7,353	72,529
Aspen Pharmacare Holdings Ltd.	3,380	45,498
Bid Corp. Ltd.	2,900	73,056
Bidvest Group Ltd. (The)	2,977	48,442
Capitec Bank Holdings Ltd.	763	124,620
Clicks Group Ltd.	2,025	42,444
Discovery Ltd.	4,683	40,078
FirstRand Ltd.	44,236	212,703
Gold Fields Ltd.	7,846	108,763
Kumba Iron Ore Ltd.	571	11,302
MTN Group Ltd.	14,960	74,518
Naspers Ltd., Class N	1,559	321,594
Nedbank Group Ltd.	4,096	67,803
NEPI Rockcastle NV	4,784	39,013
Northam Platinum Holdings Ltd.	3,209	18,976
Old Mutual Ltd.	42,535	30,776
Pepkor Holdings Ltd.(b)	20,865	25,730
Sanlam Ltd.	15,573	77,643
Shoprite Holdings Ltd.	4,383	75,945
Sibanye Stillwater Ltd.	24,669	23,574
Standard Bank Group Ltd.	11,735	157,623
Vodacom Group Ltd.	5,410	33,433
Woolworths Holdings Ltd./South Africa	8,080	29,304
		1,755,367
South Korea — 7.2%
Amorepacific Corp.	258	23,969
CJ CheilJedang Corp.	73	17,623
Coway Co. Ltd.	481	24,217
Doosan Bobcat Inc.	493	14,713
Doosan Enerbility Co. Ltd.(a)(c)	3,930	53,345
Hana Financial Group Inc.	2,541	117,965
Hanjin Kal Corp.	235	12,042
Hanwha Solutions Corp.	1,015	19,755
HD Hyundai Co. Ltd.	391	23,702
HD Hyundai Electric Co. Ltd.	196	44,871
HMM Co. Ltd.	2,269	28,926
HYBE Co. Ltd.	198	27,411
Hyundai Engineering & Construction Co. Ltd.	703	16,873
Hyundai Glovis Co. Ltd.	324	27,237
Kakao Corp.	2,738	76,548
KakaoBank Corp.	1,466	24,345
KB Financial Group Inc.	3,335	215,057
Korea Zinc Co. Ltd.	75	30,034
Korean Air Lines Co. Ltd.	1,613	26,637
Krafton Inc.(a)	245	59,959
Kumho Petrochemical Co. Ltd.	145	14,870
LG Chem Ltd.	431	103,979
LG Corp.	816	48,453
LG Display Co. Ltd.(a)	2,587	21,862
LG Electronics Inc.	936	69,789
LG Energy Solution Ltd.(a)	408	118,841
LG Uplus Corp.	1,919	14,008
Mirae Asset Securities Co. Ltd.	2,108	13,217
NAVER Corp.	1,130	143,352
Netmarble Corp.(a)(b)	260	11,865
POSCO Future M Co. Ltd.	269	43,437
Samsung C&T Corp.	769	85,100
Security	Shares	Value
South Korea (continued)
Samsung E&A Co. Ltd.(a)	1,353	$25,762
Samsung SDI Co. Ltd.	482	128,282
Shinhan Financial Group Co. Ltd.	3,770	159,581
SK Biopharmaceuticals Co. Ltd.(a)	292	25,180
SK Bioscience Co. Ltd.(a)	254	10,575
SK IE Technology Co. Ltd.(a)(b)	4	99
SK Inc.	320	34,366
SK Innovation Co. Ltd.(a)	557	46,055
SK Square Co. Ltd.(a)	866	50,970
SK Telecom Co. Ltd.	450	18,569
SKC Co. Ltd.(a)	166	16,099
Woori Financial Group Inc.	5,462	65,405
Yuhan Corp.	494	52,210
		2,207,155
Taiwan — 14.8%
Acer Inc.	27,000	37,029
Airtac International Group	1,000	27,049
AUO Corp.	57,600	29,618
Cathay Financial Holding Co. Ltd.	82,650	164,308
Chailease Holding Co. Ltd.	13,300	60,575
China Airlines Ltd.	26,000	16,756
China Steel Corp.	103,000	71,686
Chunghwa Telecom Co. Ltd.	34,000	131,803
CTBC Financial Holding Co. Ltd.	142,000	145,058
Delta Electronics Inc.	17,000	211,935
E.Sun Financial Holding Co. Ltd.	127,022	111,980
Eva Airways Corp.	25,000	27,656
Evergreen Marine Corp. Taiwan Ltd.	9,800	57,639
Far Eastern New Century Corp.	26,000	29,389
Far EasTone Telecommunications Co. Ltd.	16,000	45,287
First Financial Holding Co. Ltd.	89,739	76,529
Fubon Financial Holding Co. Ltd.	66,089	189,722
Hotai Motor Co. Ltd.	3,100	63,810
Hua Nan Financial Holdings Co. Ltd.	76,536	61,068
Lite-On Technology Corp.	18,000	60,389
MediaTek Inc.	13,000	504,619
Mega Financial Holding Co. Ltd.	104,667	127,671
Nan Ya Plastics Corp.	45,000	63,806
PharmaEssentia Corp.(a)	2,000	43,575
President Chain Store Corp.	6,000	52,748
Shanghai Commercial & Savings Bank Ltd. (The)	35,000	44,076
SinoPac Financial Holdings Co. Ltd.	65,490	49,230
Taishin Financial Holding Co. Ltd.	97,976	56,659
Taiwan Cooperative Financial Holding Co. Ltd.	93,354	75,621
Taiwan High Speed Rail Corp.	16,000	14,947
Taiwan Mobile Co. Ltd.	10,000	35,049
Taiwan Semiconductor Manufacturing Co. Ltd.	50,000	1,480,268
Uni-President Enterprises Corp.	42,000	108,223
United Microelectronics Corp.	98,000	170,311
Voltronic Power Technology Corp.	1,000	62,333
Wan Hai Lines Ltd.	7,260	18,836
		4,527,258
Thailand — 2.4%
Advanced Info Service PCL, NVDR	10,700	78,043
Airports of Thailand PCL, NVDR	37,900	66,830
Asset World Corp. PCL, NVDR	29,900	2,922
Bangkok Dusit Medical Services PCL, NVDR	96,800	79,192
Bangkok Expressway & Metro PCL, NVDR	69,000	15,608
Bumrungrad Hospital PCL, NVDR	5,300	38,272
Central Retail Corp. PCL, NVDR	15,900	13,816
Charoen Pokphand Foods PCL, NVDR	34,000	24,638
15
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Thailand (continued)
CP ALL PCL, NVDR	52,100	$92,877
Delta Electronics Thailand PCL, NVDR	27,300	85,898
Gulf Energy Development PCL, NVDR	25,200	37,698
Home Product Center PCL, NVDR	52,300	13,949
Intouch Holdings PCL, NVDR	9,100	22,162
Kasikornbank PCL, NVDR	5,200	21,968
Minor International PCL, NVDR	31,300	24,919
PTT Exploration & Production PCL, NVDR	12,600	52,699
PTT Oil & Retail Business PCL, NVDR	29,300	13,398
SCG Packaging PCL, NVDR	12,400	8,905
Siam Cement PCL (The), NVDR	7,100	48,213
		742,007
Turkey — 0.7%
Akbank TAS	27,394	46,873
Haci Omer Sabanci Holding AS	8,936	23,076
KOC Holding AS	6,602	36,098
Turk Hava Yollari AO(a)	4,822	42,517
Turkiye Is Bankasi AS, Class C	77,909	30,243
Yapi ve Kredi Bankasi A/S	25,867	23,700
		202,507
United Arab Emirates — 1.9%
Abu Dhabi Commercial Bank PJSC	25,972	61,945
Abu Dhabi Islamic Bank PJSC	12,590	43,260
Aldar Properties PJSC	31,461	62,894
Emaar Properties PJSC	57,578	132,354
Emirates Telecommunications Group Co. PJSC	30,177	149,043
First Abu Dhabi Bank PJSC	38,417	140,160
		589,656
Total Common Stocks — 98.0% (Cost: $28,574,840)		29,990,308
Preferred Stocks
Brazil — 1.6%
Banco Bradesco SA, Preference Shares, NVS	46,540	129,151
Cia Energetica de Minas Gerais, Preference Shares, NVS	15,732	32,463
Cia Paranaense de Energia - Copel, Preference Shares, NVS	9,702	17,955
Gerdau SA, Preference Shares, NVS	12,143	39,428
Itau Unibanco Holding SA, Preference Shares, NVS	42,479	276,613
		495,610
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,256	48,936
Security	Shares	Value
Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	3,917	$32,584
South Korea — 0.0%
LG Chem Ltd., Preference Shares, NVS	66	10,739
Total Preferred Stocks — 1.9% (Cost: $506,875)		587,869
Rights
Saudi Arabia — 0.1%
Savola Group (The), (Expires 09/20/24, Strike Price SAR 10)(a)	2,949	12,511
Total Rights — 0.1% (Cost: $10,662)		12,511
Total Long-Term Investments — 100.0% (Cost: $29,092,377)		30,590,688
Short-Term Securities
Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(e)(f)(g)	135,972	136,053
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(e)(f)	520,000	520,000
Total Short-Term Securities — 2.1% (Cost: $656,013)		656,053
Total Investments — 102.1% (Cost: $29,748,390)		31,246,741
Liabilities in Excess of Other Assets — (2.1)%		(650,843)
Net Assets — 100.0%		$30,595,898

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
16

Schedule of Investments (continued)
August 31, 2024
iShares® ESG MSCI EM Leaders ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$419,971	$—	$(284,067)(a)	$109	$40	$136,053	135,972	$3,072 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	520,000 (a)	—	—	—	520,000	520,000	9,284	—
				$109	$40	$656,053		$12,356	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,123	$—	$—	$—	$5,123
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(105)	$—	$—	$—	$(105)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$25,916
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,327,146	$25,663,123	$39	$29,990,308
Preferred Stocks	577,130	10,739	—	587,869
Rights	12,511	—	—	12,511
Short-Term Securities
Money Market Funds	656,053	—	—	656,053
	$5,572,840	$25,673,862	$39	$31,246,741
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $300,107 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
17
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Global Sustainable Development Goals ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.2%
CSL Ltd.	11,805	$2,451,597
Vicinity Ltd.	274,915	411,362
		2,862,959
Austria — 0.3%
Verbund AG	8,583	729,574
Belgium — 0.4%
Argenx SE(a)	575	297,138
Elia Group SA/NV	6,855	751,544
		1,048,682
Brazil — 0.7%
BRF SA(a)	382,328	1,779,374
Canada — 2.6%
Northland Power Inc.	44,901	687,350
RioCan REIT	1,287	17,811
Saputo Inc.	151,916	3,378,416
West Fraser Timber Co. Ltd.	25,710	2,275,010
		6,358,587
Chile — 0.7%
Empresas CMPC SA	927,243	1,601,354
China — 14.2%
Akeso Inc.(a)(b)	20,000	125,541
Anjoy Foods Group Co. Ltd., Class A	6,100	65,319
BeiGene Ltd.(a)	21,021	311,099
Beijing Enterprises Water Group Ltd.	2,340,000	683,597
China Longyuan Power Group Corp. Ltd., Class H	992,000	770,641
China Mengniu Dairy Co. Ltd.	2,227,000	3,751,901
China Railway Signal & Communication Corp. Ltd., Class A	591,738	434,058
China Three Gorges Renewables Group Co. Ltd., Class A	221,200	142,464
Chongqing Zhifei Biological Products Co. Ltd., Class A	30,000	97,426
Contemporary Amperex Technology Co. Ltd., Class A	85,420	2,213,735
CSPC Pharmaceutical Group Ltd.	425,520	261,256
Flat Glass Group Co. Ltd., Class A	258,200	614,427
Hansoh Pharmaceutical Group Co. Ltd.(b)	24,000	61,212
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	6,000	15,686
Henan Shuanghui Investment & Development Co. Ltd., Class A	86,800	283,966
Hengan International Group Co. Ltd.	346,500	1,109,835
Innovent Biologics Inc.(a)(b)	27,000	146,351
Kingdee International Software Group Co. Ltd.(a)	2,290,000	1,793,048
Li Auto Inc., Class A(a)	684,644	6,663,949
New Oriental Education & Technology Group Inc.(a)	316,300	1,924,744
Nongfu Spring Co. Ltd., Class H(b)	105,400	380,715
Seres Group Co. Ltd., Class A, NVS(a)	19,000	205,195
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	6,000	13,058
Tingyi Cayman Islands Holding Corp.	976,000	1,307,192
Xinyi Solar Holdings Ltd.	19,234,000	7,458,282
XPeng Inc.(a)	518,432	2,082,123
Yadea Group Holdings Ltd.(b)	584,000	822,645
Yihai Kerry Arawana Holdings Co. Ltd., Class A	60,800	221,259
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	203,900	559,718
		34,520,442
Denmark — 7.9%
Genmab A/S(a)	1,753	487,531
Novo Nordisk A/S, Class B	43,124	5,990,361
Orsted A/S(a)(b)	37,846	2,187,138
Security	Shares	Value
Denmark (continued)
Rockwool A/S, Class B	2,588	$1,122,929
Vestas Wind Systems A/S(a)	407,644	9,313,835
		19,101,794
France — 1.5%
Covivio SA/France	10,173	566,260
Gecina SA	2,492	273,844
Ipsen SA	2,204	267,268
Klepierre SA	33,317	994,557
Unibail-Rodamco-Westfield, New	19,605	1,567,696
		3,669,625
Germany — 2.2%
LEG Immobilien SE	12,139	1,172,261
Vonovia SE	121,435	4,197,419
		5,369,680
Hong Kong — 4.9%
Henderson Land Development Co. Ltd.	203,000	630,699
Link REIT	189,420	890,183
MTR Corp. Ltd.	294,500	1,035,370
WH Group Ltd.(b)	12,664,000	9,184,823
		11,741,075
India — 0.8%
Adani Green Energy Ltd.(a)	4,541	99,511
Colgate-Palmolive India Ltd.	3,165	137,369
Hindustan Unilever Ltd.	28,475	943,362
Macrotech Developers Ltd.	12,329	184,275
Marico Ltd.	20,573	158,697
Nestle India Ltd., NVS	10,335	308,102
		1,831,316
Italy — 0.1%
Recordati Industria Chimica e Farmaceutica SpA	2,747	161,287
Japan — 12.7%
Central Japan Railway Co.	193,600	4,481,586
Chugai Pharmaceutical Co. Ltd.	8,000	403,860
Daiichi Sankyo Co. Ltd.	36,100	1,515,392
Daiwa House Industry Co. Ltd.	311,400	9,590,669
East Japan Railway Co.	301,800	5,786,081
Eisai Co. Ltd.	16,700	700,947
Japan Real Estate Investment Corp.	62	249,096
Kyowa Kirin Co. Ltd.	10,300	235,178
Nippon Building Fund Inc.	72	323,093
Nippon Prologis REIT Inc.	141	248,389
Nissin Foods Holdings Co. Ltd.	54,000	1,411,155
Ono Pharmaceutical Co. Ltd.	35,700	527,765
Shionogi & Co. Ltd.	8,200	381,973
Sysmex Corp.	19,600	380,094
Terumo Corp.	38,500	715,887
TOTO Ltd.	51,200	1,777,034
Unicharm Corp.	58,600	2,033,166
		30,761,365
Malaysia — 0.2%
PPB Group Bhd	46,700	157,683
QL Resources Bhd	158,429	238,303
		395,986
Mexico — 0.6%
Gruma SAB de CV, Class B	48,465	889,432
Kimberly-Clark de Mexico SAB de CV, Class A	407,570	666,168
		1,555,600
Netherlands — 0.5%
JDE Peet's NV	54,005	1,235,520
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Global Sustainable Development Goals ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Norway — 1.2%
Mowi ASA	125,340	$2,180,544
Salmar ASA	14,593	757,697
		2,938,241
Portugal — 0.2%
EDP Renovaveis SA	26,906	430,414
Saudi Arabia — 0.2%
ACWA Power Co.	1,204	135,140
Almarai Co. JSC	28,621	414,732
		549,872
Singapore — 0.5%
CapitaLand Ascendas REIT	238,900	526,700
CapitaLand Integrated Commercial Trust	475,340	772,338
		1,299,038
South Africa — 0.2%
NEPI Rockcastle NV	52,283	426,360
South Korea — 5.9%
LG Energy Solution Ltd.(a)	11,749	3,422,213
Samsung SDI Co. Ltd.	40,572	10,798,073
		14,220,286
Sweden — 2.4%
Essity AB, Class B	160,897	4,886,144
Svenska Cellulosa AB SCA, Class B	47,118	654,123
Swedish Orphan Biovitrum AB(a)	10,030	312,577
		5,852,844
Switzerland — 3.2%
Geberit AG, Registered	1,765	1,129,022
Novartis AG, Registered	53,922	6,514,757
		7,643,779
Taiwan — 2.7%
Chailease Holding Co. Ltd.	193,000	879,019
Taiwan High Speed Rail Corp.	383,000	357,794
Uni-President Enterprises Corp.	2,070,000	5,333,847
		6,570,660
United Kingdom — 5.6%
AstraZeneca PLC	55,430	9,714,962
Berkeley Group Holdings PLC	15,559	1,022,929
Land Securities Group PLC	45,841	380,573
Pearson PLC	180,563	2,516,335
		13,634,799
United States — 25.9%
Alexandria Real Estate Equities Inc.	12,629	1,510,049
Alnylam Pharmaceuticals Inc.(a)	1,626	427,134
Amgen Inc.	15,502	5,175,033
Security	Shares	Value
United States (continued)
BioMarin Pharmaceutical Inc.(a)	6,780	$618,404
BXP Inc.	22,308	1,678,008
Dexcom Inc.(a)	13,469	933,940
Digital Realty Trust Inc.	35,021	5,309,534
Edwards Lifesciences Corp.(a)	19,408	1,357,784
Enphase Energy Inc.(a)	70,580	8,543,003
First Solar Inc.(a)	42,974	9,770,998
Hormel Foods Corp.	88,263	2,872,961
Incyte Corp.(a)(c)	9,922	651,478
Insulet Corp.(a)	2,439	494,556
Neurocrine Biosciences Inc.(a)	3,366	427,684
Nvidia Corp.	74,364	8,876,831
Regeneron Pharmaceuticals Inc.(a)	2,165	2,564,854
Sun Communities Inc.	9,975	1,349,019
United Therapeutics Corp.(a)	1,780	647,119
Vertex Pharmaceuticals Inc.(a)	5,461	2,708,055
Weyerhaeuser Co.	148,113	4,515,965
Xylem Inc./New York	17,782	2,445,558
		62,877,967
Total Long-Term Investments — 99.5% (Cost: $243,748,167)		241,168,480
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	618,495	618,867
Total Short-Term Securities — 0.2% (Cost: $618,928)		618,867
Total Investments — 99.7% (Cost: $244,367,095)		241,787,347
Other Assets Less Liabilities — 0.3%		661,574
Net Assets — 100.0%		$242,448,921

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
19
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Global Sustainable Development Goals ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,698,366	$—	$(8,077,929)(a)	$(1,704)	$134	$618,867	618,495	$65,963 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	310,000	—	(310,000)(a)	—	—	—	—	21,554	—
				$(1,704)	$134	$618,867		$87,517	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	10	09/20/24	$1,229	$49,158
MSCI Emerging Markets Index	10	09/20/24	550	6,297
S&P 500 E-Mini Index	1	09/20/24	283	(44)
				$55,411
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$55,455	$—	$—	$—	$55,455
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$44	$—	$—	$—	$44

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
20

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Global Sustainable Development Goals ETF

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$73,670	$—	$—	$—	$73,670
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$100,805	$—	$—	$—	$100,805
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,086,302
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$75,274,722	$165,893,758	$—	$241,168,480
Short-Term Securities
Money Market Funds	618,867	—	—	618,867
	$75,893,589	$165,893,758	$—	$241,787,347
Derivative Financial Instruments(a)
Assets
Equity Contracts	$55,455	$—	$—	$55,455
Liabilities
Equity Contracts	(44)	—	—	(44)
	$55,411	$—	$—	$55,411

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
21
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Water Management Multisector ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Building Products — 10.6%
Astral Ltd.	3,396	$77,795
Geberit AG, Registered	631	403,633
Genuit Group PLC	11,032	66,975
Zurn Elkay Water Solutions Corp.	3,780	122,585
		670,988
Chemicals — 8.0%
Arcadium Lithium PLC, NVS(a)	6,584	17,843
Croda International PLC	1,008	54,612
Finolex Industries Ltd.	5,284	19,647
Ganfeng Lithium Group Co. Ltd., Class A	800	3,076
International Flavors & Fragrances Inc.	2,075	215,779
Johnson Matthey PLC	1,293	27,764
OCI NV	712	22,596
Saudi Basic Industries Corp.	7,245	144,413
		505,730
Commercial Services & Supplies — 1.2%
China Everbright Environment Group Ltd.	162,000	74,164
Construction & Engineering — 0.7%
Kyudenko Corp.	1,000	45,067
Construction Materials — 1.9%
Wienerberger AG	3,628	119,750
Electric Utilities — 1.0%
Mercury NZ Ltd.	4,610	18,058
Verbund AG	505	42,926
		60,984
Electronic Equipment, Instruments & Components — 3.0%
Badger Meter Inc.	908	187,903
Health Care Equipment & Supplies — 6.3%
Hoya Corp.	2,800	397,395
Hotels, Restaurants & Leisure — 14.2%
Genting Singapore Ltd.	42,600	26,290
Hilton Worldwide Holdings Inc.	1,884	413,802
Marriott International Inc./MD, Class A	1,619	379,963
Minor International PCL, NVDR	22,000	17,515
Shangri-La Asia Ltd.	6,000	3,679
Star Entertainment Group Ltd. (The)(a)	11,560	3,538
Whitbread PLC	1,401	53,266
		898,053
Independent Power and Renewable Electricity Producers — 0.8%
AES Brasil Energia SA	4,024	8,175
Auren Energia SA	3,164	6,394
Meridian Energy Ltd.	9,562	37,899
		52,468
Industrial Conglomerates — 0.3%
Swire Pacific Ltd., Class A	2,500	21,220
Machinery — 16.5%
Energy Recovery Inc.(a)	2,316	37,612
Franklin Electric Co. Inc.	1,309	135,953
Kurita Water Industries Ltd.	3,300	132,823
METAWATER Co. Ltd.	1,300	15,767
Mueller Water Products Inc., Class A	3,958	84,978
Organo Corp.	1,100	50,623
Takuma Co. Ltd.	2,700	30,135
Watts Water Technologies Inc., Class A	844	166,015
Security	Shares	Value
Machinery (continued)
Xylem Inc./New York	2,816	$387,284
		1,041,190
Metals & Mining — 1.0%
China Steel Corp.	91,000	63,335
Multi-Utilities — 4.8%
ACEA SpA	885	16,376
Veolia Environnement SA	8,691	287,915
		304,291
Real Estate Management & Development — 0.1%
Amata Corp. PCL, NVDR	5,600	3,620
Semiconductors & Semiconductor Equipment — 18.6%
Intel Corp.	12,548	276,558
Macronix International Co. Ltd.	12,000	10,397
Taiwan Semiconductor Manufacturing Co. Ltd.	16,000	473,686
Texas Instruments Inc.	1,947	417,320
		1,177,961
Trading Companies & Distributors — 3.8%
Core & Main Inc., Class A(a)	5,071	243,560
Water Utilities — 5.6%
AlKhorayef Water & Power Technologies Co.(a)	658	32,106
Beijing Enterprises Water Group Ltd.	174,000	50,832
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	13,982	235,012
Cia. De Sanena Do Parana	6,634	33,735
		351,685
Total Common Stocks — 98.4% (Cost: $5,004,220)		6,219,364
Preferred Stocks
Chemicals — 0.6%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,032	40,209
Electric Utilities — 0.2%
Cia Paranaense de Energia - Copel, Preference Shares, NVS	6,589	12,194
Water Utilities — 0.4%
Cia. De Sanena Do Parana, Preference Shares, NVS	22,496	23,350
Total Preferred Stocks — 1.2% (Cost: $75,529)		75,753
Rights
Electric Utilities — 0.0%
AES Brasil Energia SA (Expires 10/09/24, Strike Price BRL 11.55)(a)	14	—
Total Rights — 0.0% (Cost: $—)		—
Total Investments — 99.6% (Cost: $5,079,749)		6,295,117
Other Assets Less Liabilities — 0.4%		22,955
Net Assets — 100.0%		$6,318,072

(a)	Non-income producing security.
Schedule of Investments
22

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Water Management Multisector ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(51)(b)	$51	$—	$—	—	$22 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	—	0 (b)	—	—	—	—	353	—
				$51	$—	$—		$375	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,045)	$—	$—	$—	$(1,045)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$5,721
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,716,673	$2,502,691	$—	$6,219,364
Preferred Stocks	75,753	—	—	75,753
Rights	—	—	—	—
	$3,792,426	$2,502,691	$—	$6,295,117
See notes to financial statements.
23
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 6.7%
ANZ Group Holdings Ltd.	10,944	$224,629
Aristocrat Leisure Ltd.	1,568	57,877
ASX Ltd.	768	31,796
Brambles Ltd.	3,200	39,447
Cochlear Ltd.	288	58,471
Coles Group Ltd.	768	9,750
Commonwealth Bank of Australia	4,928	464,130
Computershare Ltd.	1,760	33,836
CSL Ltd.	1,184	245,887
Dexus	19,104	92,850
Endeavour Group Ltd./Australia	9,024	32,538
Goodman Group	11,104	250,504
GPT Group (The)	23,168	76,675
James Hardie Industries PLC(a)	2,848	106,239
Macquarie Group Ltd.	1,088	158,362
Medibank Pvt Ltd.	3,744	9,774
Mineral Resources Ltd.	1,408	38,004
Mirvac Group	12,960	17,796
National Australia Bank Ltd.	10,688	275,452
Northern Star Resources Ltd.	6,368	65,022
Pilbara Minerals Ltd.	5,248	10,507
QBE Insurance Group Ltd.	6,944	74,051
REA Group Ltd.	256	37,919
Scentre Group	47,744	110,628
Seven Group Holdings Ltd.	704	19,557
Sonic Healthcare Ltd.	768	14,371
Stockland	22,464	75,863
Suncorp Group Ltd.	12,256	146,369
Transurban Group	26,688	243,910
Treasury Wine Estates Ltd.	5,824	44,931
Vicinity Ltd.	92,576	138,524
Wesfarmers Ltd.	5,056	248,030
Westpac Banking Corp.	3,680	77,586
WiseTech Global Ltd.	416	33,521
Xero Ltd.(a)	256	24,829
		3,589,635
Austria — 0.3%
Erste Group Bank AG	832	45,539
Verbund AG	1,152	97,923
		143,462
Belgium — 1.3%
Anheuser-Busch InBev SA/NV	3,168	194,427
Argenx SE(a)	64	33,073
D'ieteren Group	224	54,379
Elia Group SA/NV	1,408	154,365
Groupe Bruxelles Lambert NV	480	37,063
KBC Group NV	1,280	99,670
Lotus Bakeries NV	1	12,580
UCB SA	448	81,138
Warehouses De Pauw CVA	1,216	32,546
		699,241
Canada — 12.2%
Agnico Eagle Mines Ltd./Mines Agnico Eagle Limited	2,112	172,076
Bank of Montreal	1,408	117,757
Bank of Nova Scotia (The)	1,312	65,490
BCE Inc.	864	30,267
Brookfield Asset Management Ltd., Class A	832	33,918
CAE Inc.(a)	1,888	33,777
Cameco Corp.	3,614	147,467
Canadian Imperial Bank of Commerce	4,384	256,212
Security	Shares	Value
Canada (continued)
Canadian Pacific Kansas City Ltd.	3,232	$268,292
CCL Industries Inc., Class B, NVS	512	29,273
CGI Inc.(a)	1,088	122,577
Constellation Software Inc./Canada	32	104,495
Dollarama Inc.	2,080	210,678
Element Fleet Management Corp.	4,448	92,251
Fairfax Financial Holdings Ltd.	128	154,529
FirstService Corp.	128	23,074
GFL Environmental Inc.	1,376	59,629
Gildan Activewear Inc.	1,472	67,087
Great-West Lifeco Inc.	4,704	154,630
Hydro One Ltd.(b)	12,128	412,261
iA Financial Corp. Inc.	1,334	102,531
IGM Financial Inc.	1,184	34,862
Intact Financial Corp.	1,184	222,831
Ivanhoe Mines Ltd., Class A(a)	10,560	140,810
Kinross Gold Corp.	3,904	35,284
Loblaw Companies Ltd.	1,408	183,756
Lundin Mining Corp.	11,776	122,160
Manulife Financial Corp.	10,208	281,853
Metro Inc./CN	1,632	102,523
National Bank of Canada	1,280	117,291
Northland Power Inc.	502	7,685
Nutrien Ltd.	320	15,498
Open Text Corp.	384	12,218
Pan American Silver Corp.	2,016	40,719
Power Corp. of Canada	4,960	152,261
Quebecor Inc., Class B	1,920	47,685
RB Global Inc.	224	19,298
Restaurant Brands International Inc.	1,344	93,376
RioCan REIT	503	6,961
Rogers Communications Inc., Class B, NVS	1,216	49,293
Royal Bank of Canada	4,896	592,105
Shopify Inc., Class A(a)	2,880	213,299
Stantec Inc.	1,504	123,175
Sun Life Financial Inc.	3,616	197,107
TFI International Inc.	704	104,191
Thomson Reuters Corp.	992	169,906
TMX Group Ltd.	2,976	94,934
Toromont Industries Ltd.	736	65,902
Toronto-Dominion Bank (The)	5,952	356,639
Wheaton Precious Metals Corp.	5,152	318,414
		6,580,307
Denmark — 3.7%
Carlsberg A/S, Class B	704	82,704
Coloplast A/S, Class B	192	26,142
Danske Bank A/S	64	1,998
DSV A/S	480	85,779
Genmab A/S(a)	128	35,598
Novo Nordisk A/S, Class B	9,568	1,329,092
Novonesis (Novozymes) B, Class B	2,947	204,603
Pandora A/S	256	44,839
Rockwool A/S, Class B	192	83,308
Tryg A/S	416	9,278
Vestas Wind Systems A/S(a)	4,396	100,440
		2,003,781
Finland — 1.4%
Elisa OYJ	832	41,663
Kesko OYJ, Class B	7,904	160,135
Kone OYJ, Class B	1,280	69,041
Nokia OYJ	22,208	97,900
Schedule of Investments
24

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Finland (continued)
Nordea Bank Abp	6,144	$72,595
Orion OYJ, Class B	768	40,724
Sampo OYJ, Class A	2,782	124,025
UPM-Kymmene OYJ	2,176	73,346
Wartsila OYJ Abp	4,576	100,926
		780,355
France — 9.5%
Aeroports de Paris SA	640	83,802
Air Liquide SA	739	137,933
Alstom SA(a)	3,043	62,045
Amundi SA(b)	288	21,628
AXA SA	4,768	181,466
BNP Paribas SA	960	66,401
Bouygues SA	320	11,442
Capgemini SE	320	66,292
Cie de Saint-Gobain SA	1,632	142,614
Cie Generale des Etablissements Michelin SCA	960	37,694
Covivio SA/France	2,208	122,904
Dassault Systemes SE	1,036	40,487
Edenred SE	1,792	75,424
Eiffage SA	992	104,125
EssilorLuxottica SA	928	220,060
Eurofins Scientific SE	384	21,919
Gecina SA	1,536	168,790
Getlink SE	11,200	201,986
Hermes International SCA	128	306,363
Ipsen SA	192	23,283
Kering SA	124	35,558
Klepierre SA	5,440	162,391
Legrand SA	1,600	179,206
L'Oreal SA	800	351,004
LVMH Moet Hennessy Louis Vuitton SE	800	595,453
Pernod Ricard SA	529	75,318
Publicis Groupe SA	384	42,353
Sanofi SA	3,520	395,078
Sartorius Stedim Biotech	96	19,505
Schneider Electric SE	2,816	718,361
SEB SA	64	6,664
STMicroelectronics NV	4,332	139,690
Teleperformance SE	96	10,460
Unibail-Rodamco-Westfield, New	224	17,912
Vinci SA	2,304	275,362
Vivendi SE	928	10,410
		5,131,383
Germany — 6.2%
adidas AG	512	131,360
Allianz SE, Registered	1,312	407,581
Bayerische Motoren Werke AG	448	41,576
Beiersdorf AG	448	64,781
Brenntag SE	320	23,796
Carl Zeiss Meditec AG, Bearer	288	21,142
Deutsche Bank AG, Registered	3,104	50,785
Deutsche Boerse AG	416	93,526
Deutsche Post AG, Registered	3,456	150,009
Deutsche Telekom AG, Registered	6,816	193,936
GEA Group AG	128	6,022
Infineon Technologies AG	5,120	187,900
Knorr-Bremse AG	416	34,208
LEG Immobilien SE	640	61,805
Merck KGaA	512	99,921
Security	Shares	Value
Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	608	$328,954
Puma SE	288	12,429
Qiagen NV, NVS	832	38,270
Rational AG	32	32,301
Rheinmetall AG	160	96,120
SAP SE	3,072	674,130
Scout24 SE(b)	192	14,647
Siemens AG, Registered	1,760	331,066
Siemens Healthineers AG(b)	256	14,920
Symrise AG, Class A	416	54,895
Talanx AG(a)	288	24,813
Vonovia SE	3,456	119,457
Zalando SE(a)(b)	640	16,593
		3,326,943
Hong Kong — 1.3%
AIA Group Ltd.	38,400	270,439
CK Asset Holdings Ltd.	16,000	64,390
Futu Holdings Ltd., ADR(a)	224	14,237
Henderson Land Development Co. Ltd.	32,000	99,421
Hong Kong Exchanges & Clearing Ltd.	4,000	122,053
MTR Corp. Ltd.	16,000	56,251
Techtronic Industries Co. Ltd.	3,000	40,196
Wharf Holdings Ltd. (The)	4,000	10,470
		677,457
Ireland — 0.3%
Kerry Group PLC, Class A	320	32,135
Kingspan Group PLC	1,696	147,674
		179,809
Israel — 0.6%
Azrieli Group Ltd.	1,056	71,984
Bank Hapoalim BM	5,792	57,741
Bank Leumi Le-Israel BM	1,376	13,305
Check Point Software Technologies Ltd.(a)	224	43,120
CyberArk Software Ltd.(a)	96	27,527
Elbit Systems Ltd.	107	22,035
Global-e Online Ltd.(a)	288	9,913
Nice Ltd.(a)	26	4,531
Teva Pharmaceutical Industries Ltd., ADR(a)	3,104	58,573
Wix.com Ltd.(a)	64	10,664
		319,393
Italy — 2.5%
Amplifon SpA	608	19,661
Banco BPM SpA	12,032	82,033
Davide Campari-Milano NV	5,888	54,439
Enel SpA	10,560	80,263
Ferrari NV	576	286,218
FinecoBank Banca Fineco SpA	3,328	57,097
Mediobanca Banca di Credito Finanziario SpA	9,312	157,727
Moncler SpA	896	54,970
Nexi SpA(a)(b)	3,904	27,318
Recordati Industria Chimica e Farmaceutica SpA	800	46,971
Terna - Rete Elettrica Nazionale	30,880	268,871
UniCredit SpA	5,376	223,454
		1,359,022
Japan — 19.7%
Advantest Corp.	3,200	147,327
Asahi Group Holdings Ltd.	3,200	119,442
Astellas Pharma Inc.	12,800	159,065
Bandai Namco Holdings Inc.	3,200	68,747
Canon Inc.	6,400	219,804
25
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Central Japan Railway Co.	16,000	$370,379
Chugai Pharmaceutical Co. Ltd.	3,300	166,592
Concordia Financial Group Ltd.	9,600	54,477
Daiichi Sankyo Co. Ltd.	6,400	268,657
Daikin Industries Ltd.	100	12,776
Daiwa House Industry Co. Ltd.	3,200	98,555
Daiwa Securities Group Inc.	6,400	47,588
Disco Corp.	200	57,983
East Japan Railway Co.	9,600	184,050
FANUC Corp.	6,400	188,924
Fast Retailing Co. Ltd.	200	64,363
FUJIFILM Holdings Corp.	3,200	86,303
Fujitsu Ltd.	3,200	59,152
Hamamatsu Photonics KK	3,200	85,390
Hoya Corp.	2,700	383,202
Japan Exchange Group Inc.	3,200	74,256
Japan Post Bank Co. Ltd.	6,400	60,150
Japan Real Estate Investment Corp.	32	128,566
KDDI Corp.	3,200	107,959
Keisei Electric Railway Co. Ltd.	1,600	50,619
Keyence Corp.	400	192,168
Kikkoman Corp.	3,200	36,216
Kirin Holdings Co. Ltd.	3,200	48,308
Komatsu Ltd.	3,200	89,544
Kyocera Corp.	6,400	79,281
Kyowa Kirin Co. Ltd.	3,200	73,065
Lasertec Corp.	100	19,502
M3 Inc.	6,400	62,235
MatsukiyoCocokara & Co.	3,200	51,791
McDonald's Holdings Co. Japan Ltd.	3,200	140,556
Mitsubishi Corp.	3,200	66,619
Mitsubishi Estate Co. Ltd.	6,400	110,112
Mitsubishi UFJ Financial Group Inc.	35,200	371,368
Mizuho Financial Group Inc.	6,400	132,902
MonotaRO Co. Ltd.	2,900	45,870
Murata Manufacturing Co. Ltd.	11,000	230,566
Nidec Corp.	3,200	130,476
Nintendo Co. Ltd.	3,200	174,029
Nippon Building Fund Inc.	64	287,194
Nippon Paint Holdings Co. Ltd.	3,200	20,277
Nippon Prologis REIT Inc.	64	112,744
Nitori Holdings Co. Ltd.	100	14,653
Nomura Holdings Inc.	6,400	37,577
NTT Data Group Corp.	3,200	48,801
Obic Co. Ltd.	100	17,307
Olympus Corp.	6,400	117,041
Omron Corp.	3,200	132,713
Ono Pharmaceutical Co. Ltd.	6,400	94,613
ORIX Corp.	6,400	160,902
Otsuka Holdings Co. Ltd.	3,200	188,655
Pan Pacific International Holdings Corp.	3,200	81,916
Rakuten Group Inc.(a)	3,200	22,744
Recruit Holdings Co. Ltd.	3,200	199,558
Renesas Electronics Corp.	9,600	167,131
SBI Holdings Inc.	3,200	78,753
Shimadzu Corp.	3,200	106,913
Shin-Etsu Chemical Co. Ltd.	6,400	283,316
Shionogi & Co. Ltd.	3,200	149,063
Shiseido Co. Ltd.	3,000	66,856
Shizuoka Financial Group Inc., NVS	12,800	114,264
SMC Corp.	100	46,377
SoftBank Group Corp.	3,200	185,784
Security	Shares	Value
Japan (continued)
Sompo Holdings Inc.	3,200	$75,559
Sony Group Corp.	3,200	311,661
Sumitomo Metal Mining Co. Ltd.	3,200	88,682
Sumitomo Mitsui Financial Group Inc.	3,200	211,178
Sysmex Corp.	3,200	62,056
T&D Holdings Inc.	3,200	54,218
Takeda Pharmaceutical Co. Ltd.	3,200	95,270
TDK Corp.	300	20,449
Terumo Corp.	6,400	119,004
Tokio Marine Holdings Inc.	6,400	243,549
Tokyo Electron Ltd.	800	143,984
Toyota Motor Corp.	25,600	488,779
Unicharm Corp.	3,200	111,026
West Japan Railway Co.	6,400	122,047
Yaskawa Electric Corp.	3,200	106,622
Yokogawa Electric Corp.	6,400	180,517
ZOZO Inc.	3,200	101,887
		10,590,574
Netherlands — 4.2%
Adyen NV(a)(b)	42	61,984
Akzo Nobel NV	672	42,990
ASM International NV	71	48,342
ASML Holding NV	1,280	1,154,347
ASR Nederland NV	896	43,911
BE Semiconductor Industries NV	352	46,420
Coca-Cola Europacific Partners PLC	1,184	95,300
DSM-Firmenich AG	640	87,374
EXOR NV, NVS	992	110,689
Heineken Holding NV	864	65,159
IMCD NV	128	20,961
InPost SA(a)	928	17,146
NN Group NV	2,482	121,733
Prosus NV	5,376	199,275
Universal Music Group NV	2,304	60,281
Wolters Kluwer NV	416	71,139
		2,247,051
New Zealand — 0.4%
Auckland International Airport Ltd.	7,232	34,293
Mercury NZ Ltd.	20,224	79,218
Meridian Energy Ltd.	26,048	103,240
		216,751
Norway — 0.7%
DNB Bank ASA	10,112	213,609
Gjensidige Forsikring ASA	4,352	77,071
Kongsberg Gruppen ASA	224	23,672
Mowi ASA	640	11,134
Orkla ASA	3,840	34,138
Salmar ASA	512	26,584
		386,208
Portugal — 0.6%
EDP Renovaveis SA	7,328	117,226
EDP SA	41,568	174,776
Jeronimo Martins SGPS SA	384	7,105
		299,107
Singapore — 1.3%
CapitaLand Ascendas REIT	99,200	218,705
CapitaLand Integrated Commercial Trust	198,400	322,363
DBS Group Holdings Ltd.	100	2,793
Genting Singapore Ltd.	92,800	57,271
Grab Holdings Ltd., Class A(a)	9,824	31,633
Sea Ltd., ADR(a)	416	32,577
Schedule of Investments
26

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Singapore (continued)
Singapore Exchange Ltd.	5,400	$44,798
		710,140
Spain — 3.0%
ACS Actividades de Construccion y Servicios SA	2,364	107,350
Aena SME SA(b)	704	141,677
Amadeus IT Group SA	1,696	114,439
Banco Bilbao Vizcaya Argentaria SA	7,776	82,607
Banco Santander SA	33,120	164,690
CaixaBank SA	10,720	64,568
Cellnex Telecom SA(b)	352	13,593
Ferrovial SE	5,024	210,071
Grifols SA(a)	544	5,994
Iberdrola SA	18,513	262,675
Industria de Diseno Textil SA	6,752	365,793
Redeia Corp. SA	4,203	79,830
		1,613,287
Sweden — 2.7%
Assa Abloy AB, Class B	2,080	67,201
Atlas Copco AB, Class A	6,496	118,183
Atlas Copco AB, Class B	5,760	91,853
Boliden AB	2,592	79,182
Epiroc AB, Class A	2,784	53,693
Epiroc AB, Class B	2,144	38,065
Evolution AB(b)	416	43,243
H & M Hennes & Mauritz AB, Class B	4,384	69,340
Hexagon AB, Class B	8,864	90,737
Holmen AB, Class B	480	19,636
Industrivarden AB, Class A	1,504	54,057
Investor AB, Class B	5,472	162,931
Nibe Industrier AB, Class B	202	999
Sandvik AB	4,256	90,667
Skandinaviska Enskilda Banken AB, Class A	6,784	104,472
Skanska AB, Class B	2,464	49,732
Svenska Cellulosa AB SCA, Class B	4,608	63,971
Svenska Handelsbanken AB, Class A	8,736	90,121
Swedbank AB, Class A	1,280	27,380
Tele2 AB, Class B	4,224	47,924
Telefonaktiebolaget LM Ericsson, Class B	10,496	78,302
Trelleborg AB, Class B	224	8,748
		1,450,437
Switzerland — 10.0%
ABB Ltd., Registered	10,432	599,911
Alcon Inc.	1,408	137,192
Baloise Holding AG, Registered	896	173,309
Banque Cantonale Vaudoise, Registered	384	41,131
BKW AG	608	114,289
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	3	39,645
Chocoladefabriken Lindt & Spruengli AG, Registered	1	130,645
Geberit AG, Registered	320	204,695
Givaudan SA, Registered	64	328,726
Julius Baer Group Ltd.	1,216	71,158
Kuehne + Nagel International AG, Registered	160	49,649
Logitech International SA, Registered	576	52,319
Lonza Group AG, Registered	192	126,298
Novartis AG, Registered	6,144	742,307
Partners Group Holding AG	64	92,591
Roche Holding AG, NVS	2,112	714,955
Sandoz Group AG	1,088	47,588
Schindler Holding AG, Participation Certificates, NVS	416	115,745
Schindler Holding AG, Registered	160	43,279
Security	Shares	Value
Switzerland (continued)
SGS SA	128	$14,295
Sika AG, Registered	416	133,924
Sonova Holding AG, Registered	192	67,131
Straumann Holding AG	416	61,638
Swatch Group AG (The), Bearer	128	26,816
Swiss Life Holding AG, Registered	96	77,823
Swiss Prime Site AG, Registered	1,465	164,956
Swiss Re AG	1,280	174,880
Swisscom AG, Registered	256	161,836
Temenos AG, Registered	192	13,371
UBS Group AG, Registered	9,696	298,788
VAT Group AG(b)	96	49,805
Zurich Insurance Group AG	576	334,354
		5,405,049
United Kingdom — 10.2%
3i Group PLC	5,952	250,012
Admiral Group PLC	1,024	39,328
Antofagasta PLC	7,744	189,081
Ashtead Group PLC	2,592	184,561
AstraZeneca PLC	4,320	757,147
Auto Trader Group PLC(b)	2,560	28,754
Aviva PLC	25,479	169,454
Barclays PLC	68,768	207,925
Barratt Developments PLC	8,256	55,244
Berkeley Group Holdings PLC	2,176	143,061
Bunzl PLC	2,144	100,094
Coca-Cola HBC AG, Class DI	352	13,070
Compass Group PLC	4,736	149,683
Croda International PLC	544	29,473
Diageo PLC	9,152	298,760
Entain PLC	1,824	15,539
Experian PLC	2,336	113,502
GSK PLC	13,888	302,474
Haleon PLC	23,511	118,419
Halma PLC	2,528	86,934
Hargreaves Lansdown PLC	1,440	21,091
Hikma Pharmaceuticals PLC	384	10,037
HSBC Holdings PLC	49,600	436,015
Informa PLC	9,280	102,171
InterContinental Hotels Group PLC	576	57,648
JD Sports Fashion PLC	13,344	24,323
Legal & General Group PLC	23,360	68,990
Lloyds Banking Group PLC	258,240	199,498
London Stock Exchange Group PLC	896	120,944
Mondi PLC, NVS	768	14,899
NatWest Group PLC, NVS	18,080	82,367
Next PLC	928	124,442
Pearson PLC	2,240	31,217
Persimmon PLC	2,560	55,466
Prudential PLC	8,320	71,626
Reckitt Benckiser Group PLC	2,240	128,871
RELX PLC	4,896	228,546
Rentokil Initial PLC	8,960	57,205
Rolls-Royce Holdings PLC(a)	3,616	23,708
Schroders PLC	3,520	15,934
Segro PLC	9,696	111,630
Smith & Nephew PLC	1,984	30,552
Smiths Group PLC	2,944	70,038
Spirax Group PLC	512	52,087
Taylor Wimpey PLC	41,728	88,656
27
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
WPP PLC	3,520	$33,718
		5,514,194
Total Common Stocks — 98.8% (Cost: $49,085,564)		53,223,586
Preferred Stocks
Germany — 0.3%
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	640	50,195
Henkel AG & Co. KGaA, Preference Shares, NVS	896	82,074
Sartorius AG, Preference Shares, NVS	128	35,366
		167,635
Total Preferred Stocks — 0.3% (Cost: $159,775)		167,635
Total Long-Term Investments — 99.1% (Cost: $49,245,339)		53,391,221
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	30,000	$30,000
Total Short-Term Securities — 0.0% (Cost: $30,000)		30,000
Total Investments — 99.1% (Cost: $49,275,339)		53,421,221
Other Assets Less Liabilities — 0.9%		466,880
Net Assets — 100.0%		$53,888,101

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 01/17/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(37)(b)	$37	$—	$—	—	$33	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	30,000 (b)	—	—	—	30,000	30,000	613	—
				$37	$—	$30,000		$646	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
STOXX Europe 600 Index	10	09/20/24	$291	$6,111
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/10/28	$60,517	$2,888 (c)	$63,989	0.1%
Schedule of Investments
28

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF

OTC Total Return Swaps (continued)
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
	Monthly	JPMorgan Chase Bank NA(d)	02/10/25	140,778	9,300 (e)	150,355	0.3%
					$12,188	$214,344

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(584) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(277) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)
Range: Benchmarks:	45 basis points EUR - 1D Euro Short Term Rate (ESTR)	28 basis points EUR - 1D Euro Short Term Rate (ESTR)
29
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Redeia Corp. SA	3,369	$63,989	100.0%
Net Value of Reference Entity — HSBC Bank PLC		$63,989
The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Netherlands
ASM International NV	65	$44,257	29.4%
	Shares	Value	% of Basket Value
Spain
Redeia Corp. SA	5,586	$106,098	70.6
Total Reference Entity — Long		150,355
Net Value of Reference Entity — JPMorgan Chase Bank NA		$150,355
Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$12,188	$—
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,111	$—	$—	$—	$6,111
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$12,188	$—	$—	$—	$12,188
	$—	$—	$18,299	$—	$—	$—	$18,299

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
30

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$9,344	$—	$—	$—	$9,344
Swaps	—	—	16,191	—	—	—	16,191
	$—	$—	$25,535	$—	$—	$—	$25,535
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$6,111	$—	$—	$—	$6,111
Swaps	—	—	12,188	—	—	—	12,188
	$—	$—	$18,299	$—	$—	$—	$18,299
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$200,970
Total return swaps:
Average notional value	$199,436
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$6,111	$—
Swaps - OTC	12,188	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	18,299	—
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(6,111)	—
Total derivative assets and liabilities subject to an MNA	$12,188	$—
The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$2,888	$—	$—	$—	$2,888
JPMorgan Chase Bank NA	9,300	—	—	—	9,300
	$12,188	$—	$—	$—	$12,188

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
31
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Paris-Aligned Climate MSCI World ex USA ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$7,201,108	$46,022,478	$—	$53,223,586
Preferred Stocks	—	167,635	—	167,635
Short-Term Securities
Money Market Funds	30,000	—	—	30,000
	$7,231,108	$46,190,113	$—	$53,421,221
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$18,299	$—	$18,299

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
32

Statements of Assets and Liabilities
August 31, 2024

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$4,040,616	$8,560,361,229	$30,590,688	$241,168,480
Investments, at value—affiliated(c)	—	18,282,264	656,053	618,867
Cash	3,141	—	141,518	—
Cash pledged for futures contracts	2,000	—	—	49,000
Foreign currency collateral pledged for futures contracts(d)	—	3,987,107	—	—
Foreign currency, at value(e)	4,989	17,065,688	480,625	1,623,149
Receivables:
Investments sold	—	403,309,595	966,175	40,821,482
Securities lending income—affiliated	—	2,375	233	6,967
Dividends—unaffiliated	7,238	17,716,347	35,681	668,663
Dividends—affiliated	—	4,759	1,181	779
From custodian	—	—	282,943	—
Tax reclaims	6,906	16,586,213	740	575,088
Variation margin on futures contracts	126	298,973	29	2,527
Total assets	4,065,016	9,037,614,550	33,155,866	285,535,002
LIABILITIES
Bank overdraft	—	1,256	—	540,977
Bank borrowings	—	—	300,107	—
Collateral on securities loaned, at value	—	15,431,768	142,593	618,928
Payables:
Investments purchased	—	402,435,581	880,695	41,759,309
Capital shares redeemed	—	—	66,662	—
Deferred foreign capital gain tax	—	—	282,377	68,616
Investment advisory fees	1,793	1,396,327	4,627	98,251
Professional fees	—	77,344	6,070	—
Due to custodian	—	—	876,837	—
Total liabilities	1,793	419,342,276	2,559,968	43,086,081
Commitments and contingent liabilities
NET ASSETS	$4,063,223	$8,618,272,274	$30,595,898	$242,448,921
NET ASSETS CONSIST OF
Paid-in capital	$5,126,571	$7,387,041,048	$30,157,699	$338,734,532
Accumulated earnings (loss)	(1,063,348)	1,231,231,226	438,199	(96,285,611)
NET ASSETS	$4,063,223	$8,618,272,274	$30,595,898	$242,448,921
NET ASSET VALUE
Shares outstanding	200,000	103,400,000	650,000	3,000,000
Net asset value	$20.32	$83.35	$47.07	$80.82
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$4,728,189	$6,705,308,293	$29,092,377	$243,748,167
(b) Securities loaned, at value	$—	$14,573,390	$135,119	$604,072
(c) Investments, at cost—affiliated	$—	$18,282,361	$656,013	$618,928
(d) Foreign currency collateral pledged, at cost	$—	$3,937,366	$—	$—
(e) Foreign currency, at cost	$4,848	$17,032,129	$481,064	$1,619,455
See notes to financial statements.
33
2024 iShares Annual Financial Statements

Statements of Assets and Liabilities (continued)
August 31, 2024

	iShares MSCI Water Management Multisector ETF	iShares Paris-Aligned Climate MSCI World ex USA ETF
ASSETS
Investments, at value—unaffiliated(a)	$6,295,117	$53,391,221
Investments, at value—affiliated(b)	—	30,000
Cash	—	3,336
Foreign currency, at value(c)	30,416	286,854
Receivables:
Investments sold	394,271	618,967
Swaps	—	725
Dividends—unaffiliated	10,015	96,899
Dividends—affiliated	—	9
From custodian	14,634	—
Tax reclaims	4,423	63,382
Variation margin on futures contracts	7	18,710
Unrealized appreciation on OTC swaps	—	12,188
Total assets	6,748,883	54,522,291
LIABILITIES
Bank overdraft	33,855	—
Payables:
Investments purchased	394,512	628,843
Swaps	—	106
Investment advisory fees	2,444	5,241
Total liabilities	430,811	634,190
Commitments and contingent liabilities
NET ASSETS	$6,318,072	$53,888,101
NET ASSETS CONSIST OF
Paid-in capital	$4,982,461	$50,065,386
Accumulated earnings	1,335,611	3,822,715
NET ASSETS	$6,318,072	$53,888,101
NET ASSET VALUE
Shares outstanding	200,000	960,000
Net asset value	$31.59	$56.13
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$5,079,749	$49,245,339
(b) Investments, at cost—affiliated	$—	$30,000
(c) Foreign currency, at cost	$30,339	$282,551
See notes to financial statements.
Statements of Assets and Liabilities
34

Statements of Operations
Year Ended August 31, 2024

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF
INVESTMENT INCOME
Dividends—unaffiliated	$128,983	$250,234,288	$1,106,110	$7,264,504
Dividends—affiliated	113	211,942	9,284	21,554
Interest—unaffiliated	—	126,590	1,278	5,929
Securities lending income—affiliated—net	54	95,010	3,072	65,963
Other income—unaffiliated	—	101,235	16,404	—
Foreign taxes withheld	(8,740)	(19,416,232)	(116,324)	(551,523)
Foreign withholding tax claims	—	4,478,979	41,851	—
Other foreign taxes	—	—	(652)	—
Total investment income	120,410	235,831,812	1,061,023	6,806,427
EXPENSES
Investment advisory	23,410	15,428,691	60,625	1,496,959
Commitment costs	—	—	640	1,750
Professional	—	457,253	5,825	—
Interest expense	—	—	1,865	3,347
Total expenses	23,410	15,885,944	68,955	1,502,056
Net investment income	97,000	219,945,868	992,068	5,304,371
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(189,860)	(65,975,305)	1,785,992	(34,979,621)
Investments—affiliated	6	2,175	109	(1,704)
Foreign currency transactions	(78)	(852,760)	(12,123)	(83,414)
Futures contracts	82	5,451,460	5,123	73,670
In-kind redemptions—unaffiliated(b)	(27,443)	33,628,616	268,383	13,233,330
	(217,293)	(27,745,814)	2,047,484	(21,757,739)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	304,146	1,222,644,953	381,122	24,438,662
Investments—affiliated	—	(219)	40	134
Foreign currency translations	541	1,387,101	9,394	96,767
Futures contracts	1,649	857,567	(105)	100,805
	306,336	1,224,889,402	390,451	24,636,368
Net realized and unrealized gain	89,043	1,197,143,588	2,437,935	2,878,629
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,043	$1,417,089,456	$3,430,003	$8,183,000
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$—	$(117,590)	$(29,482)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$(217,383)	$(58,106)
See notes to financial statements.
35
2024 iShares Annual Financial Statements

Statements of Operations (continued)
Year Ended August 31, 2024

	iShares MSCI Water Management Multisector ETF	iShares Paris-Aligned Climate MSCI World ex USA ETF(a)
INVESTMENT INCOME
Dividends—unaffiliated	$124,991	$1,073,108
Dividends—affiliated	353	613
Interest—unaffiliated	222	1,258
Securities lending income—affiliated—net	22	33
Foreign taxes withheld	(8,606)	(130,293)
Total investment income	116,982	944,719
EXPENSES
Investment advisory	27,514	32,283
Interest expense	72	—
Commitment costs	44	—
Total expenses	27,630	32,283
Net investment income	89,352	912,436
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(b)	120,739	(562,566)
Investments—affiliated	51	37
Foreign currency transactions	(3,314)	(4,928)
Futures contracts	(1,045)	9,344
In-kind redemptions—unaffiliated(c)	—	286,288
Swaps	—	16,191
	116,431	(255,634)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(d)	761,653	4,145,882
Foreign currency translations	(56)	8,168
Futures contracts	—	6,111
Swaps	—	12,188
	761,597	4,172,349
Net realized and unrealized gain	878,028	3,916,715
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$967,380	$4,829,151
(a) For the period from January 17, 2024 (commencement of operations) to August 31, 2024.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(1,973)	$—
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$109	$—
See notes to financial statements.
Statements of Operations
36

Statements of Changes in Net Assets

	iShares Emergent Food and AgTech Multisector ETF		iShares ESG Aware MSCI EAFE ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$97,000	$128,743	$219,945,868	$207,040,679
Net realized loss	(217,293)	(237,582)	(27,745,814)	(90,560,087)
Net change in unrealized appreciation (depreciation)	306,336	(213,614)	1,224,889,402	1,047,683,033
Net increase (decrease) in net assets resulting from operations	186,043	(322,453)	1,417,089,456	1,164,163,625
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(106,563)	(121,313)	(240,540,881)	(168,489,438)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,904,163)	1,066,423	181,080,521	(111,292,713)
NET ASSETS
Total increase (decrease) in net assets	(1,824,683)	622,657	1,357,629,096	884,381,474
Beginning of period	5,887,906	5,265,249	7,260,643,178	6,376,261,704
End of period	$4,063,223	$5,887,906	$8,618,272,274	$7,260,643,178

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
37
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets(continued)

	iShares ESG MSCI EM Leaders ETF		iShares MSCI Global Sustainable Development Goals ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$992,068	$1,259,362	$5,304,371	$7,516,583
Net realized gain (loss)	2,047,484	(493,948)	(21,757,739)	(19,075,734)
Net change in unrealized appreciation (depreciation)	390,451	(971,701)	24,636,368	21,377,446
Net increase (decrease) in net assets resulting from operations	3,430,003	(206,287)	8,183,000	9,818,295
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,325,397)	(2,612,115)	(6,141,248)	(7,206,217)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(24,534,088)	(4,550,261)	(133,674,894)	(44,320,664)
NET ASSETS
Total decrease in net assets	(22,429,482)	(7,368,663)	(131,633,142)	(41,708,586)
Beginning of year	53,025,380	60,394,043	374,082,063	415,790,649
End of year	$30,595,898	$53,025,380	$242,448,921	$374,082,063

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
38

Statements of Changes in Net Assets(continued)

	iShares MSCI Water Management Multisector ETF		iShares Paris-Aligned Climate MSCI World ex USA ETF
	Year Ended 08/31/24	Period From 09/20/22(a) to 08/31/23	Period From 01/17/24(a) to 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$89,352	$91,276	$912,436
Net realized gain (loss)	116,431	147,987	(255,634)
Net change in unrealized appreciation (depreciation)	761,597	453,605	4,172,349
Net increase in net assets resulting from operations	967,380	692,868	4,829,151
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(251,254)	(73,383)	(722,905)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	4,982,461	49,781,855
NET ASSETS
Total increase in net assets	716,126	5,601,946	53,888,101
Beginning of period	5,601,946	—	—
End of period	$6,318,072	$5,601,946	$53,888,101

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
39
2024 iShares Annual Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	iShares Emergent Food and AgTech Multisector ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Period From 04/25/22(a) to 08/31/22
Net asset value, beginning of period	$19.63	$21.06	$24.09
Net investment income(b)	0.37	0.45	0.21
Net realized and unrealized gain (loss)(c)	0.75	(1.48)	(3.09)
Net increase (decrease) from investment operations	1.12	(1.03)	(2.88)
Distributions from net investment income(d)	(0.43)	(0.40)	(0.15)
Net asset value, end of period	$20.32	$19.63	$21.06
Total Return(e)
Based on net asset value	5.84%	(4.92)%	(12.00)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%	0.47%(h)
Net investment income	1.95%	2.20%	2.78%(h)
Supplemental Data
Net assets, end of period (000)	$4,063	$5,888	$5,265
Portfolio turnover rate(i)	30%	18%	1%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
40

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$71.75	$62.03	$80.85	$65.21	$62.01
Net investment income(a)	2.16 (b)	2.04	2.07	1.84	1.53
Net realized and unrealized gain (loss)(c)	11.82	9.35	(18.37)	15.47	2.85
Net increase (decrease) from investment operations	13.98	11.39	(16.30)	17.31	4.38
Distributions from net investment income(d)	(2.38)	(1.67)	(2.52)	(1.67)	(1.18)
Net asset value, end of year	$83.35	$71.75	$62.03	$80.85	$65.21
Total Return(e)
Based on net asset value	19.80%(b)	18.42%	(20.54)%	26.69%	7.12%
Ratios to Average Net Assets(f)
Total expenses	0.21%	0.20%	0.20%	0.20%	0.20%
Total expenses excluding professional fees for foreign withholding tax claims	0.20%	0.20%	0.20%	N/A	N/A
Net investment income	2.85%(b)	2.98%	2.84%	2.45%	2.47%
Supplemental Data
Net assets, end of year (000)	$8,618,272	$7,260,643	$6,376,262	$6,694,669	$3,025,519
Portfolio turnover rate(g)	25%	26%	27%	25%	30%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2024:
• Net investment income per share by $0.04.
.• Total return by 0.06%.
.• Ratio of net investment income to average net assets by 0.05%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
41
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG MSCI EM Leaders ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Period From 02/05/20(a) to 08/31/20
Net asset value, beginning of period	$44.19	$46.46	$63.49	$51.84	$51.43
Net investment income(b)	1.15 (c)	1.07	0.96	1.01	0.79
Net realized and unrealized gain (loss)(d)	3.14	(1.30)	(16.79)	11.67	(0.03)
Net increase (decrease) from investment operations	4.29	(0.23)	(15.83)	12.68	0.76
Distributions(e)
From net investment income	(1.41)	(0.62)	(0.90)	(1.03)	(0.35)
From net realized gain	—	(1.42)	(0.30)	—	—
Total distributions	(1.41)	(2.04)	(1.20)	(1.03)	(0.35)
Net asset value, end of period	$47.07	$44.19	$46.46	$63.49	$51.84
Total Return(f)
Based on net asset value	10.04%(c)	(0.48)%	(25.25)%(g)	24.68%	1.54%(h)
Ratios to Average Net Assets(i)
Total expenses	0.18%	0.17%	0.16%	0.16%	0.16%(j)
Total expenses excluding professional fees for foreign withholding tax claims	0.17%	N/A	N/A	N/A	N/A
Net investment income	2.62%(c)	2.40%	1.60%	1.66%	3.04%(j)
Supplemental Data
Net assets, end of period (000)	$30,596	$53,025	$60,394	$882,529	$647,969
Portfolio turnover rate(k)	17%	37%	17%	34%	19%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2024:
• Net investment income per share by $0.04.
.• Total return by 0.13%.
.• Ratio of net investment income to average net assets by 0.10%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Includes payments received from an affiliate, which impacted the Fund's total return. Excluding payments, the Fund's total return would have been -26.07%.
(h) Not annualized.
(i) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j) Annualized.
(k) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
42

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Sustainable Development Goals ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$78.75	$78.45	$100.03	$81.68	$57.03
Net investment income(a)	1.34	1.43	1.81	1.12	1.19
Net realized and unrealized gain (loss)(b)	2.29	0.24	(21.60)	18.09	24.32
Net increase (decrease) from investment operations	3.63	1.67	(19.79)	19.21	25.51
Distributions from net investment income(c)	(1.56)	(1.37)	(1.79)	(0.86)	(0.86)
Net asset value, end of year	$80.82	$78.75	$78.45	$100.03	$81.68
Total Return(d)
Based on net asset value	4.71%	2.08%	(19.93)%	23.60%	45.10%
Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.74%	1.82%	2.06%	1.19%	1.82%
Supplemental Data
Net assets, end of year (000)	$242,449	$374,082	$415,791	$565,145	$175,604
Portfolio turnover rate(f)	67%	44%	54%	70%	47%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
43
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Water Management Multisector ETF
	Year Ended 08/31/24	Period From 09/20/22(a) to 08/31/23
Net asset value, beginning of period	$28.01	$24.91
Net investment income(b)	0.45	0.46
Net realized and unrealized gain(c)	4.39	3.01
Net increase from investment operations	4.84	3.47
Distributions(d)
From net investment income	(0.49)	(0.37)
From net realized gain	(0.77)	—
Total distributions	(1.26)	(0.37)
Net asset value, end of period	$31.59	$28.01
Total Return(e)
Based on net asset value	17.78%	13.91%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%(h)
Net investment income	1.53%	1.77%(h)
Supplemental Data
Net assets, end of period (000)	$6,318	$5,602
Portfolio turnover rate(i)	53%	51%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
44

Financial Highlights(continued)
(For a share outstanding throughout the period)

iShares Paris-Aligned Climate MSCI World ex USA ETF
Period From 01/17/24(a) to 08/31/24
Net asset value, beginning of period	$49.02
Net investment income(b)	1.11
Net realized and unrealized gain(c)	6.71
Net increase from investment operations	7.82
Distributions from net investment income(d)	(0.71)
Net asset value, end of period	$56.13
Total Return(e)
Based on net asset value	16.06%(f)
Ratios to Average Net Assets(g)
Total expenses	0.12%(h)
Net investment income	3.39%(h)
Supplemental Data
Net assets, end of period (000)	$53,888
Portfolio turnover rate(i)	16%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
45
2024 iShares Annual Financial Statements

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Emergent Food and AgTech Multisector	Non-diversified
ESG Aware MSCI EAFE	Diversified
ESG MSCI EM Leaders	Diversified
MSCI Global Sustainable Development Goals	Diversified
MSCI Water Management Multisector	Non-diversified
Paris-Aligned Climate MSCI World ex USA(a)	Diversified

(a)	The Fund commenced operations on January 17, 2024.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Notes to Financial Statements
46

Notes to Financial Statements  (continued)
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
47
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ESG Aware MSCI EAFE
Goldman Sachs & Co. LLC	$4,147,838	$(4,147,838)	$—	$—
J.P. Morgan Securities LLC	102,837	(102,837)	—	—
Macquarie Bank Ltd.	3,203,323	(3,203,323)	—	—
State Street Bank & Trust Co.	7,004,696	(7,004,696)	—	—
Toronto-Dominion Bank	114,696	(114,696)	—	—
	$14,573,390	$(14,573,390)	$—	$—
ESG MSCI EM Leaders
Citigroup Global Markets, Inc.	$13,871	$(13,871)	$—	$—
HSBC Bank PLC	64,901	(64,901)	—	—
Morgan Stanley	56,347	(56,347)	—	—
	$135,119	$(135,119)	$—	$—
MSCI Global Sustainable Development Goals
Wells Fargo Securities LLC	$604,072	$(604,072)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the
Notes to Financial Statements
48

Notes to Financial Statements  (continued)
securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the iShares Paris-Aligned Climate MSCI World ex USA ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the
49
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Emergent Food and AgTech Multisector	0.47%
ESG Aware MSCI EAFE	0.20
ESG MSCI EM Leaders	0.16
MSCI Global Sustainable Development Goals	0.49
MSCI Water Management Multisector	0.47
Paris-Aligned Climate MSCI World ex USA	0.12
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements
50

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Emergent Food and AgTech Multisector	$21
ESG Aware MSCI EAFE	24,496
ESG MSCI EM Leaders	827
MSCI Global Sustainable Development Goals	17,301
MSCI Water Management Multisector	6
Paris-Aligned Climate MSCI World ex USA	11
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware MSCI EAFE	$598,841,990	$697,628,865	$(12,550,304)
ESG MSCI EM Leaders	817,837	607,738	(63,697)
MSCI Global Sustainable Development Goals	53,363,615	59,175,080	(4,069,264)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Emergent Food and AgTech Multisector	$1,476,576	$1,497,079
ESG Aware MSCI EAFE	1,965,221,338	1,903,336,500
ESG MSCI EM Leaders	6,425,353	21,308,370
MSCI Global Sustainable Development Goals	202,848,776	217,919,784
MSCI Water Management Multisector	3,083,681	3,248,306
Paris-Aligned Climate MSCI World ex USA	6,913,928	6,068,918
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Emergent Food and AgTech Multisector	$—	$1,874,025
ESG Aware MSCI EAFE	208,161,428	116,424,159
ESG MSCI EM Leaders	—	10,047,138
MSCI Global Sustainable Development Goals	—	117,290,200
Paris-Aligned Climate MSCI World ex USA	51,723,941	3,060,038
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and
51
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Emergent Food and AgTech Multisector	$(74,428)	$74,428
ESG Aware MSCI EAFE	33,097,348	(33,097,348)
ESG MSCI EM Leaders	138,927	(138,927)
MSCI Global Sustainable Development Goals	12,235,227	(12,235,227)
Paris-Aligned Climate MSCI World ex USA	283,531	(283,531)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
Emergent Food and AgTech Multisector
Ordinary income	$106,563	$121,313
ESG Aware MSCI EAFE
Ordinary income	$240,540,881	$168,489,438
ESG MSCI EM Leaders
Ordinary income	$1,325,397	$760,831
Long-term capital gains	—	1,851,284
	$1,325,397	$2,612,115
MSCI Global Sustainable Development Goals
Ordinary income	$6,141,248	$7,206,217

iShares ETF	Year Ended 08/31/24	Period Ended 08/31/23
MSCI Water Management Multisector
Ordinary income	$251,081	$73,383
Long-term capital gains	173	—
	$251,254	$73,383

iShares ETF	Period Ended 08/31/24
Paris-Aligned Climate MSCI World ex USA
Ordinary income	$722,905
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Emergent Food and AgTech Multisector	$12,021	$—	$(378,351)	$(697,018)	$(1,063,348)
ESG Aware MSCI EAFE	62,586,464	—	(628,968,927)	1,797,613,689	1,231,231,226
ESG MSCI EM Leaders	468,643	—	(742,745)	712,301	438,199
MSCI Global Sustainable Development Goals	1,088,259	—	(92,093,426)	(5,280,444)	(96,285,611)
MSCI Water Management Multisector	74,940	46,306	—	1,214,365	1,335,611
Paris-Aligned Climate MSCI World ex USA	493,822	—	(565,386)	3,894,279	3,822,715

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements
52

Notes to Financial Statements  (continued)
For the year ended August 31, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
ESG MSCI EM Leaders	$1,439,647
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emergent Food and AgTech Multisector	$4,738,069	$220,430	$(917,883)	$(697,453)
ESG Aware MSCI EAFE	6,782,699,046	2,033,970,957	(237,675,756)	1,796,295,201
ESG MSCI EM Leaders	30,252,208	6,809,594	(5,815,061)	994,533
MSCI Global Sustainable Development Goals	247,091,955	23,573,227	(28,877,835)	(5,304,608)
MSCI Water Management Multisector	5,080,586	1,366,974	(152,443)	1,214,531
Paris-Aligned Climate MSCI World ex USA	49,535,110	5,064,713	(1,178,602)	3,886,111
9. LINE OF CREDIT
The iShares ESG MSCI EM Leaders ETF, iShares MSCI Global Sustainable Development Goals ETF and iShares MSCI Water Management Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2024, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG MSCI EM Leaders	$1,162,448	$28,513	6.43%
MSCI Global Sustainable Development Goals	150,000	3,410	6.42
MSCI Water Management Multisector	100,000	1,093	6.47
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing
53
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Notes to Financial Statements
54

Notes to Financial Statements  (continued)
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
Emergent Food and AgTech Multisector
Shares sold	—	$—	50,000	$1,066,423
Shares redeemed	(100,000)	(1,904,163)	—	—
	(100,000)	$(1,904,163)	50,000	$1,066,423
ESG Aware MSCI EAFE
Shares sold	3,900,000	$298,016,056	3,100,000	$217,263,238
Shares redeemed	(1,700,000)	(116,935,535)	(4,700,000)	(328,555,951)
	2,200,000	$181,080,521	(1,600,000)	$(111,292,713)
ESG MSCI EM Leaders
Shares sold	—	$40,761	200,000	$8,952,435
Shares redeemed	(550,000)	(24,574,849)	(300,000)	(13,502,696)
	(550,000)	$(24,534,088)	(100,000)	$(4,550,261)
55
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Global Sustainable Development Goals
Shares sold	—	$40,643	250,000	$18,922,112
Shares redeemed	(1,750,000)	(133,715,537)	(800,000)	(63,242,776)
	(1,750,000)	$(133,674,894)	(550,000)	$(44,320,664)

	Year Ended 08/31/24		Period Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Water Management Multisector
Shares sold	—	$—	200,000	$4,982,461

	Period Ended 08/31/24
iShares ETF	Shares	Amount
Paris-Aligned Climate MSCI World ex USA(a)
Shares sold	1,020,000	$52,935,806
Shares redeemed	(60,000)	(3,153,951)
	960,000	$49,781,855

(a)	The Fund commenced operations on January 17, 2024.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Funds to meet the recognition criteria under U.S. GAAP as of August 31, 2024 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Funds of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares ESG Aware MSCI EAFE ETF and iShares ESG MSCI EM Leaders ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Notes to Financial Statements
56

Notes to Financial Statements  (continued)
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
57
2024 iShares Annual Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares Emergent Food and AgTech Multisector ETF(1)
iShares ESG Aware MSCI EAFE ETF(1)
iShares ESG MSCI EM Leaders ETF(1)
iShares MSCI Global Sustainable Development Goals ETF(1)
iShares MSCI Water Management Multisector ETF(2)
iShares Paris-Aligned Climate MSCI World ex USA ETF(3)
(1) Statement of operations for the year ended August 31, 2024 and statement of changes in net assets for each of the two years in the period ended August 31, 2024
(2) Statement of operations for the year ended August 31, 2024, and statement of changes in net assets for the year ended August 31, 2024 and the period September 20, 2022 (commencement of operations) through August 31, 2023
(3) Statement of operations and statement of changes in net assets for the period January 17, 2024 (commencement of operations) through August 31, 2024
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
58

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
Emergent Food and AgTech Multisector	$126,962
ESG Aware MSCI EAFE	235,754,552
ESG MSCI EM Leaders	527,605
MSCI Global Sustainable Development Goals	4,772,434
MSCI Water Management Multisector	87,598
Paris-Aligned Climate MSCI World ex USA	1,002,181
The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Business Income
MSCI Global Sustainable Development Goals	$247,102
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2024:
iShares ETF	25% Rate Long-Term Capital Gain Dividends
MSCI Water Management Multisector	$173
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EAFE	$250,335,579	$8,968,088
ESG MSCI EM Leaders	1,119,769	203,056
MSCI Global Sustainable Development Goals	5,788,673	555,742
Paris-Aligned Climate MSCI World ex USA	1,073,108	112,818
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Emergent Food and AgTech Multisector	65.69%
MSCI Global Sustainable Development Goals	12.39%
MSCI Water Management Multisector	27.07%
The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Short-Term Capital Gains
MSCI Water Management Multisector	$154,475
59
2024 iShares Annual Financial Statements

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
60

Board Review and Approval of Investment Advisory Contract
iShares Emergent Food and AgTech Multisector ETF, iShares MSCI Water Management Multisector ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
61
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
Board Review and Approval of Investment Advisory Contract
62

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Global Sustainable Development Goals ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over
63
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio
Board Review and Approval of Investment Advisory Contract
64

Board Review and Approval of Investment Advisory Contract (continued)
securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares Paris-Aligned Climate MSCI World ex USA ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider the approval of the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on December 12-14, 2023, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.
Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.
The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.
Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds.The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program and other compliance programs and services.
Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.
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2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.
Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.
Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.
Board Review and Approval of Investment Advisory Contract
66

Glossary of Terms Used in this Report

Currency Abbreviation
SAR	Saudi Riyal

Portfolio Abbreviation
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
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2024 iShares Annual Financial Statements

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc. or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
• iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

2

Schedule of Investments
August 31, 2024
iShares® Currency Hedged MSCI Eurozone ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Exchange-Traded Funds — 99.8%
iShares MSCI Eurozone ETF(a)	8,168,037	$419,592,061
Total Investment Companies (Cost: $395,162,433)		419,592,061
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(a)(b)	210,000	210,000
Total Short-Term Securities — 0.1% (Cost: $210,000)		210,000
Total Investments in Securities — 99.9% (Cost: $395,372,433)		419,802,061
Other Assets Less Liabilities — 0.1%		594,738
Net Assets — 100.0%		$420,396,799

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institu- tional, SL Agency Shares(a)	$7,072,263	$—	$(7,073,849)(b)	$1,586	$—	$—	—	$13,382 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	50,000 (b)	—	—	—	210,000	210,000	16,703	—
iShares MSCI Eurozone ETF	331,161,227	218,913,442	(182,922,550)	6,336,159	46,103,783	419,592,061	8,168,037	11,855,934	—
				$6,337,745	$46,103,783	$419,802,061		$11,886,019	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,946,000	USD	11,928,390	Bank of America N.A.	09/03/24	$171,317
EUR	1,627,000	USD	1,780,687	Citibank N.A.	09/03/24	17,798
EUR	66,000	USD	72,644	Deutsche Bank Securities Inc.	09/03/24	313
EUR	1,627,000	USD	1,790,558	JPMorgan Chase Bank N.A.	09/03/24	7,927
EUR	79,000	USD	86,367	Morgan Stanley & Co. International PLC	09/03/24	960
USD	117,999	EUR	106,000	Deutsche Bank Securities Inc.	09/03/24	826
USD	106,103	EUR	95,000	UBS AG	09/03/24	1,091
USD	5,353,636	EUR	4,837,000	Barclays Bank PLC	10/01/24	203
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	416,681,797	EUR	375,957,345	State Street Bank & Trust Company	10/01/24	$584,548
						784,983
EUR	1,627,000	USD	1,815,318	BNP Paribas SA	09/03/24	(16,832)
EUR	1,627,000	USD	1,821,264	Deutsche Bank Securities Inc.	09/03/24	(22,778)
EUR	4,880,000	USD	5,411,261	JPMorgan Chase Bank N.A.	09/03/24	(16,909)
EUR	375,957,345	USD	416,147,185	State Street Bank & Trust Company	09/03/24	(563,982)
USD	10,669,867	EUR	9,762,000	Barclays Bank PLC	09/03/24	(121,047)
USD	10,683,040	EUR	9,761,000	Deutsche Bank Securities Inc.	09/03/24	(106,768)
USD	98,450	EUR	90,000	JPMorgan Chase Bank N.A.	09/03/24	(1,036)
USD	409,099,535	EUR	377,497,345	State Street Bank & Trust Company	09/03/24	(8,185,984)
USD	1,220,121	EUR	1,125,000	UBS AG	09/03/24	(23,454)
EUR	5,952,000	USD	6,596,786	BNP Paribas SA	10/01/24	(9,308)
						(9,068,098)
						$(8,283,115)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$784,983	$—	$—	$784,983
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$9,068,098	$—	$—	$9,068,098
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$12,049,088	$—	$—	$12,049,088
Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(14,431,245)	$—	$—	$(14,431,245)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$405,734,369
Average amounts sold — in USD	$795,464,517
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Eurozone ETF

Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$784,983	$9,068,098
Total derivative assets and liabilities in the Statement of Assets and Liabilities	784,983	9,068,098
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to an MNA	$784,983	$9,068,098
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A.	$171,317	$—	$—	$—	$171,317
Barclays Bank PLC	203	(203)	—	—	—
Citibank N.A.	17,798	—	—	—	17,798
Deutsche Bank Securities Inc.	1,139	(1,139)	—	—	—
JPMorgan Chase Bank N.A.	7,927	(7,927)	—	—	—
Morgan Stanley & Co. International PLC	960	—	—	—	960
State Street Bank & Trust Company	584,548	(584,548)	—	—	—
UBS AG	1,091	(1,091)	—	—	—
	$784,983	$(594,908)	$—	$—	$190,075

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)(d)
Barclays Bank PLC	$121,047	$(203)	$—	$—	$120,844
BNP Paribas SA	26,140	—	—	—	26,140
Deutsche Bank Securities Inc.	129,546	(1,139)	—	—	128,407
JPMorgan Chase Bank N.A.	17,945	(7,927)	—	—	10,018
State Street Bank & Trust Company	8,749,966	(584,548)	—	—	8,165,418
UBS AG	23,454	(1,091)	—	—	22,363
	$9,068,098	$(594,908)	$—	$—	$8,473,190

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$419,592,061	$—	$—	$419,592,061
5
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Eurozone ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$210,000	$—	$—	$210,000
	$419,802,061	$—	$—	$419,802,061
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$784,983	$—	$784,983
Liabilities
Foreign Currency Exchange Contracts	—	(9,068,098)	—	(9,068,098)
	$—	$(8,283,115)	$—	$(8,283,115)

(a)
Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation
(depreciation) on the instrument.

See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2024
iShares® Currency Hedged MSCI Japan ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Exchange-Traded Funds — 99.5%
iShares MSCI Japan ETF(a)(b)	5,558,851	$400,070,506
Total Investment Companies (Cost: $378,330,632)		400,070,506
Short-Term Securities
Money Market Funds — 39.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(a)(c)(d)	157,823,784	157,918,478
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(a)(c)	250,000	250,000
Total Short-Term Securities — 39.3% (Cost: $158,175,172)		158,168,478
Total Investments in Securities — 138.8% (Cost: $536,505,804)		558,238,984
Liabilities in Excess of Other Assets — (38.8)%		(156,121,336)
Net Assets — 100.0%		$402,117,648

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institu- tional, SL Agency Shares	$—	$157,928,207 (a)	$—	$(3,035)	$(6,694)	$157,918,478	157,823,784	$21,039 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	150,000 (a)	—	—	—	250,000	250,000	12,740	—
iShares MSCI Japan ETF	215,596,625	486,898,439	(351,177,881)	11,034,868	37,718,455	400,070,506	5,558,851	5,604,700	—
				$11,031,833	$37,711,761	$558,238,984		$5,638,479	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,532,799,000	USD	10,248,186	BNP Paribas SA	09/03/24	$236,792
JPY	2,209,120,000	USD	15,097,688	Imperial Bank of Canada	09/03/24	13,605
JPY	4,005,864,000	USD	26,751,066	JPMorgan Chase Bank N.A.	09/03/24	650,699
JPY	338,180,000	USD	2,309,271	Morgan Stanley & Co. International PLC	09/03/24	4,020
USD	56,928,368	JPY	8,205,302,000	Bank of America N.A.	09/03/24	800,712
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,715,698	JPY	979,933,000	JPMorgan Chase Bank N.A.	09/03/24	$12,551
USD	780,076	JPY	112,963,000	Toronto Dominion Bank	09/03/24	7,362
USD	423,290,435	JPY	61,382,658,238	BNP Paribas SA	10/01/24	1,756,897
USD	6,689,301	JPY	973,473,000	JPMorgan Chase Bank N.A.	10/01/24	4,164
						3,486,802
JPY	61,382,658,238	USD	421,569,714	BNP Paribas SA	09/03/24	(1,686,971)
JPY	314,212,000	USD	2,170,213	Citibank N.A.	09/03/24	(20,873)
JPY	628,424,000	USD	4,340,439	Imperial Bank of Canada	09/03/24	(41,759)
JPY	3,149,979,000	USD	21,687,580	JPMorgan Chase Bank N.A.	09/03/24	(140,423)
JPY	1,257,766,000	USD	8,714,757	State Street Bank & Trust Company	09/03/24	(111,118)
USD	2,146,909	JPY	314,212,000	Australia and New Zealand Banking Group	09/03/24	(2,431)
USD	399,789	JPY	58,721,000	Bank of New York	09/03/24	(1,887)
USD	4,298,072	JPY	628,424,000	BNP Paribas SA	09/03/24	(607)
USD	430,854,633	JPY	64,519,447,238	JPMorgan Chase Bank N.A.	09/03/24	(10,485,043)
JPY	944,349,000	USD	6,487,910	BNP Paribas SA	10/01/24	(2,776)
JPY	3,850,484,000	USD	26,553,255	Citibank N.A.	10/01/24	(110,800)
						(12,604,688)
						$(9,117,886)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,486,802	$—	$—	$3,486,802
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$12,604,688	$—	$—	$12,604,688
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$23,529,800	$—	$—	$23,529,800
Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(16,349,430)	$—	$—	$(16,349,430)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$370,430,506
Average amounts sold — in USD	$693,014,534
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Japan ETF

Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,486,802	$12,604,688
Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,486,802	12,604,688
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to an MNA	$3,486,802	$12,604,688
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A.	$800,712	$—	$—	$—	$800,712
BNP Paribas SA	1,993,689	(1,690,354)	—	—	303,335
Imperial Bank of Canada	13,605	(13,605)	—	—	—
JPMorgan Chase Bank N.A.	667,414	(667,414)	—	—	—
Morgan Stanley & Co. International PLC	4,020	—	—	—	4,020
Toronto Dominion Bank	7,362	—	—	—	7,362
	$3,486,802	$(2,371,373)	$—	$—	$1,115,429

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)(d)
Australia and New Zealand Banking Group	$2,431	$—	$—	$—	$2,431
Bank of New York	1,887	—	—	—	1,887
BNP Paribas SA	1,690,354	(1,690,354)	—	—	—
Citibank N.A.	131,673	—	—	—	131,673
Imperial Bank of Canada	41,759	(13,605)	—	—	28,154
JPMorgan Chase Bank N.A.	10,625,466	(667,414)	—	—	9,958,052
State Street Bank & Trust Company	111,118	—	—	—	111,118
	$12,604,688	$(2,371,373)	$—	$—	$10,233,315

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$400,070,506	$—	$—	$400,070,506
Short-Term Securities
Money Market Funds	158,168,478	—	—	158,168,478
	$558,238,984	$—	$—	$558,238,984
9
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® Currency Hedged MSCI Japan ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$3,486,802	$—	$3,486,802
Liabilities
Foreign Currency Exchange Contracts	—	(12,604,688)	—	(12,604,688)
	$—	$(9,117,886)	$—	$(9,117,886)

(a)
Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation
(depreciation) on the instrument.

See notes to financial statements.
Schedule of Investments
10

Statements of Assets and Liabilities
August 31, 2024

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Japan ETF
ASSETS
Investments, at value—affiliated(a)(b)	$419,802,061	$558,238,984
Cash	4,250	6,731
Receivables:
Investments sold	8,883,016	10,773,707
Securities lending income—affiliated	—	7,336
Capital shares sold	—	135,495
Dividends—affiliated	918	1,481
Unrealized appreciation on forward foreign currency exchange contracts	784,983	3,486,802
Total assets	429,475,228	572,650,536
LIABILITIES
Collateral on securities loaned, at value	—	157,928,200
Payables:
Investment advisory fees	10,331	—
Unrealized depreciation on forward foreign currency exchange contracts	9,068,098	12,604,688
Total liabilities	9,078,429	170,532,888
Commitments and contingent liabilities
NET ASSETS	$420,396,799	$402,117,648
NET ASSETS CONSIST OF
Paid-in capital	$439,908,539	$413,746,026
Accumulated loss	(19,511,740)	(11,628,378)
NET ASSETS	$420,396,799	$402,117,648
NET ASSET VALUE
Shares outstanding	11,550,000	9,600,000
Net asset value	$36.40	$41.89
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—affiliated	$395,372,433	$536,505,804
(b) Securities loaned, at value	$—	$155,699,898
See notes to financial statements.
11
2024 iShares Annual Financial Statements

Statements of Operations
Year Ended August 31, 2024

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Japan ETF
INVESTMENT INCOME
Dividends—affiliated	$11,872,637	$5,617,440
Securities lending income—affiliated—net	13,382	21,039
Total investment income	11,886,019	5,638,479
EXPENSES
Investment advisory	2,386,356	1,564,161
Interest expense	3,889	1,960
Commitment costs	3,732	2,701
Total expenses	2,393,977	1,568,822
Less:
Investment advisory fees waived	(2,278,508)	(1,556,952)
Total expenses after fees waived	115,469	11,870
Net investment income	11,770,550	5,626,609
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—affiliated	(1,429,727)	(1,735,598)
Forward foreign currency exchange contracts	12,049,088	23,529,800
In-kind redemptions—affiliated(a)	7,767,472	12,767,431
	18,386,833	34,561,633
Net change in unrealized appreciation (depreciation) on:
Investments—affiliated	46,103,783	37,711,761
Forward foreign currency exchange contracts	(14,431,245)	(16,349,430)
	31,672,538	21,362,331
Net realized and unrealized gain	50,059,371	55,923,964
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,829,921	$61,550,573
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
12

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$11,770,550	$7,503,836
Net realized gain (loss)	18,386,833	(44,700,444)
Net change in unrealized appreciation (depreciation)	31,672,538	103,272,177
Net increase in net assets resulting from operations	61,829,921	66,075,569
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,787,836)	(57,511,739)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	38,661,295	(30,008,453)
NET ASSETS
Total increase (decrease) in net assets	88,703,380	(21,444,623)
Beginning of year	331,693,419	353,138,042
End of year	$420,396,799	$331,693,419

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
13
2024 iShares Annual Financial Statements

Statements of Changes in Net Assets(continued)

	iShares Currency Hedged MSCI Japan ETF
	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,626,609	$1,644,865
Net realized gain (loss)	34,561,633	(51,545,835)
Net change in unrealized appreciation (depreciation)	21,362,331	89,524,568
Net increase in net assets resulting from operations	61,550,573	39,623,598
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,618,246)	(79,916,537)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	130,692,124	(208,964,696)
NET ASSETS
Total increase (decrease) in net assets	186,624,451	(249,257,635)
Beginning of year	215,493,197	464,750,832
End of year	$402,117,648	$215,493,197

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
14

Financial Highlights
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$31.74	$30.98	$37.33	$28.36	$29.86
Net investment income(a)	1.05	0.75	1.18	0.83	0.35
Net realized and unrealized gain (loss)(b)	4.61	6.16	(6.17)	9.00	(0.64)
Net increase (decrease) from investment operations	5.66	6.91	(4.99)	9.83	(0.29)
Distributions(c)
From net investment income	(1.00)	(0.71)	(1.36)	(0.86)	(0.38)
From net realized gain	—	(5.44)	(0.00)(d)	—	(0.83)
Return of capital	—	—	—	—	(0.00)(d)
Total distributions	(1.00)	(6.15)	(1.36)	(0.86)	(1.21)
Net asset value, end of year	$36.40	$31.74	$30.98	$37.33	$28.36
Total Return(e)
Based on net asset value	17.97%	24.30%	(13.50)%	35.04%	(1.21)%
Ratios to Average Net Assets(f)
Total expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%
Net investment income	3.06%	2.40%	3.32%	2.52%	1.18%
Supplemental Data
Net assets, end of year (000)	$420,397	$331,693	$353,138	$744,670	$569,970
Portfolio turnover rate(g)	11%	14%	6%	14%	10%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
15
2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$33.94	$38.73	$38.66	$31.50	$29.13
Net investment income(a)	0.75	0.25	1.02	0.51	0.72
Net realized and unrealized gain (loss)(b)	8.01	7.27	(0.09)	7.06	2.35
Net increase from investment operations	8.76	7.52	0.93	7.57	3.07
Distributions(c)
From net investment income	(0.81)	(0.27)	(0.86)	(0.41)	(0.70)
From net realized gain	—	(12.04)	(0.00)(d)	—	—
Total distributions	(0.81)	(12.31)	(0.86)	(0.41)	(0.70)
Net asset value, end of year	$41.89	$33.94	$38.73	$38.66	$31.50
Total Return(e)
Based on net asset value	26.11%	27.07%	2.43%	24.08%	10.52%
Ratios to Average Net Assets(f)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Total expenses after fees waived	0.00%(g)	0.00%(g)	0.01%	0.00%(g)	0.00%(g)
Net investment income	1.91%	0.74%	2.62%	1.38%	2.31%
Supplemental Data
Net assets, end of year (000)	$402,118	$215,493	$464,751	$535,398	$247,256
Portfolio turnover rate(h)	20%	29%	6%	7%	9%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Rounds to less than 0.01%.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
16

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Japan	Diversified
Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.   However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
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2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Currency Hedged MSCI Japan
BNP Paribas SA	$35,985,000	$(35,985,000)	$—	$—
BofA Securities, Inc.	45,787,314	(45,787,314)	—	—
J.P. Morgan Securities LLC	20,151,600	(20,151,600)	—	—
UBS AG	53,775,984	(53,775,984)	—	—
	$155,699,898	$(155,699,898)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.  A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of
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2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors ("BFA") manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. ("BlackRock"). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Currency Hedged MSCI Eurozone	0.62%
Currency Hedged MSCI Japan	0.53
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.
For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.
For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2025 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.
These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
iShares ETF	Amounts Waived
Currency Hedged MSCI Eurozone	$2,278,508
Currency Hedged MSCI Japan	1,556,952
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Currency Hedged MSCI Eurozone	$3,634
Currency Hedged MSCI Japan	7,707
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions:  Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Currency Hedged MSCI Eurozone	$43,824,694	$44,901,878
Currency Hedged MSCI Japan	68,491,107	60,474,147
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$175,088,748	$138,020,673
Currency Hedged MSCI Japan	418,407,331	290,703,734
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
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2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Eurozone	$7,481,652	$ (7,481,652)
Currency Hedged MSCI Japan	11,891,298	(11,891,298)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
Currency Hedged MSCI Eurozone
Ordinary income	$11,787,836	$31,699,087
Long-term capital gains	—	25,812,652
	$11,787,836	$57,511,739
Currency Hedged MSCI Japan
Ordinary income	$5,618,246	$35,066,452
Long-term capital gains	—	44,850,085
	$5,618,246	$79,916,537
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Eurozone	$—	$(42,796,197)	$23,284,457	$(19,511,740)
Currency Hedged MSCI Japan	11,934	(33,087,065)	21,446,753	(11,628,378)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Eurozone	$396,517,604	$33,497,726	$(10,213,269)	$23,284,457
Currency Hedged MSCI Japan	536,792,231	34,344,562	(12,897,809)	21,446,753
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Eurozone
Shares sold	5,150,000	$175,902,351	7,400,000	$228,433,701
Shares redeemed	(4,050,000)	(137,241,056)	(8,350,000)	(258,442,154)
	1,100,000	$38,661,295	(950,000)	$(30,008,453)
Currency Hedged MSCI Japan
Shares sold	10,950,000	$419,917,708	15,600,000	$515,196,763
Shares redeemed	(7,700,000)	(289,225,584)	(21,250,000)	(724,161,459)
	3,250,000	$130,692,124	(5,650,000)	$(208,964,696)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
23
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
Notes to Financial Statements
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
25
2024 iShares Annual Financial Statements

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Eurozone	$11,659,686
Currency Hedged MSCI Japan	5,047,977
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Eurozone	$12,598,744	$743,140
Currency Hedged MSCI Japan	6,197,059	592,641
Important Tax Information
26

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
27
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract
iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
Board Review and Approval of Investment Advisory Contract
28

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue
29
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
30

Glossary of Terms Used in this Report

Currency Abbreviation
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
31
2024 iShares Annual Financial Statements

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc.,  nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares MSCI United Kingdom ETF | EWU | NYSE Arca
• iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

2

Schedule of Investments
August 31, 2024
iShares® MSCI United Kingdom ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 4.5%
BAE Systems PLC	3,763,640	$67,669,361
Melrose Industries PLC	1,634,271	10,381,267
Rolls-Royce Holdings PLC(a)	10,562,508	69,251,920
		147,302,548
Banks — 11.8%
Barclays PLC	18,319,765	55,391,184
HSBC Holdings PLC	23,016,579	202,330,076
Lloyds Banking Group PLC	77,519,117	59,885,944
NatWest Group PLC, NVS	8,254,452	37,604,658
Standard Chartered PLC	2,687,233	27,649,983
		382,861,845
Beverages — 3.1%
Coca-Cola HBC AG, Class DI	271,200	10,069,807
Diageo PLC	2,761,340	90,141,745
		100,211,552
Broadline Retail — 0.6%
Next PLC	148,840	19,959,030
Capital Markets — 4.4%
3i Group PLC	1,209,002	50,783,680
Hargreaves Lansdown PLC	441,817	6,471,140
London Stock Exchange Group PLC	593,575	80,122,196
Schroders PLC	1,001,089	4,531,515
		141,908,531
Chemicals — 0.3%
Croda International PLC	164,750	8,926,000
Commercial Services & Supplies — 0.6%
Rentokil Initial PLC	3,135,674	20,019,686
Consumer Staples Distribution & Retail — 1.5%
J Sainsbury PLC	2,054,449	7,921,482
Tesco PLC	8,604,680	40,117,991
		48,039,473
Diversified Consumer Services — 0.3%
Pearson PLC	741,813	10,337,943
Diversified REITs — 0.2%
Land Securities Group PLC	878,892	7,296,582
Diversified Telecommunication Services — 0.5%
BT Group PLC	8,036,148	14,765,695
Electric Utilities — 1.0%
SSE PLC	1,358,178	33,780,929
Electronic Equipment, Instruments & Components — 0.5%
Halma PLC	471,546	16,215,736
Financial Services — 0.5%
M&G PLC	2,808,573	7,937,137
Wise PLC, Class A(a)	826,582	7,679,449
		15,616,586
Food Products — 0.4%
Associated British Foods PLC	416,962	13,678,308
Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	1,086,035	16,724,163
Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(a)(b)	122,262	2
Security	Shares	Value
Hotels, Restaurants & Leisure — 3.1%
Compass Group PLC	2,112,409	$66,763,245
Entain PLC	793,574	6,760,459
InterContinental Hotels Group PLC	200,362	20,053,068
Whitbread PLC	224,191	8,523,650
		102,100,422
Household Durables — 1.2%
Barratt Developments PLC	1,711,996	11,455,607
Berkeley Group Holdings PLC	131,289	8,631,613
Persimmon PLC	397,231	8,606,558
Taylor Wimpey PLC	4,397,107	9,342,188
		38,035,966
Household Products — 1.5%
Reckitt Benckiser Group PLC	867,093	49,885,194
Industrial Conglomerates — 0.6%
DCC PLC	122,797	8,676,133
Smiths Group PLC	428,844	10,202,227
		18,878,360
Industrial REITs — 0.6%
Segro PLC	1,595,568	18,369,822
Insurance — 2.8%
Admiral Group PLC	323,362	12,419,276
Aviva PLC	3,392,901	22,565,320
Legal & General Group PLC	7,399,260	21,852,694
Phoenix Group Holdings PLC	891,491	6,643,407
Prudential PLC	3,407,125	29,331,507
		92,812,204
Interactive Media & Services — 0.4%
Auto Trader Group PLC(c)	1,111,347	12,482,553
Machinery — 0.3%
Spirax Group PLC	91,422	9,300,501
Media — 1.0%
Informa PLC	1,658,791	18,262,931
WPP PLC	1,339,683	12,832,736
		31,095,667
Metals & Mining — 6.7%
Anglo American PLC	1,578,304	46,040,264
Antofagasta PLC	489,815	11,959,543
Endeavour Mining PLC	228,028	4,846,012
Glencore PLC	12,881,102	67,961,291
Rio Tinto PLC	1,400,220	88,280,191
		219,087,301
Multi-Utilities — 2.8%
Centrica PLC	6,517,224	11,066,085
National Grid PLC	5,976,456	78,723,505
		89,789,590
Oil, Gas & Consumable Fuels — 12.1%
BP PLC	20,537,101	116,266,125
Shell PLC	7,828,269	277,383,158
		393,649,283
Paper & Forest Products — 0.3%
Mondi PLC, NVS	548,291	10,636,924
Personal Care Products — 7.6%
Haleon PLC	9,068,058	45,673,494
Unilever PLC	3,098,945	200,892,826
		246,566,320
3
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals — 14.0%
AstraZeneca PLC	1,925,548	$337,481,970
GSK PLC	5,148,468	112,131,266
Hikma Pharmaceuticals PLC	206,681	5,402,296
		455,015,532
Professional Services — 5.4%
Experian PLC	1,141,384	55,457,741
Intertek Group PLC	200,464	13,098,420
RELX PLC	2,319,270	108,263,804
		176,819,965
Software — 0.5%
Sage Group PLC (The)	1,246,228	16,593,879
Specialty Retail — 0.4%
JD Sports Fashion PLC	3,218,710	5,866,888
Kingfisher PLC	2,268,878	8,525,808
		14,392,696
Tobacco — 3.7%
British American Tobacco PLC	2,480,798	92,860,011
Imperial Brands PLC	1,008,735	28,953,392
		121,813,403
Trading Companies & Distributors — 1.8%
Ashtead Group PLC	543,159	38,675,113
Bunzl PLC	420,168	19,615,910
		58,291,023
Water Utilities — 0.7%
Severn Trent PLC	335,201	11,348,935
United Utilities Group PLC	846,985	11,382,088
		22,731,023
Security	Shares	Value
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC	28,010,038	$27,455,532
Total Long-Term Investments — 99.0% (Cost: $3,251,539,308)		3,223,447,769
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	2,915,098	2,916,847
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	3,690,000	3,690,000
Total Short-Term Securities — 0.2% (Cost: $6,607,139)		6,606,847
Total Investments — 99.2% (Cost: $3,258,146,447)		3,230,054,616
Other Assets Less Liabilities — 0.8%		26,669,883
Net Assets — 100.0%		$3,256,724,499

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,917,872 (a)	$—	$(733)	$(292)	$2,916,847	2,915,098	$4,162 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,260,000	2,430,000 (a)	—	—	—	3,690,000	3,690,000	133,259	—
				$(733)	$(292)	$6,606,847		$137,421	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	296	09/20/24	$32,758	$619,632
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$619,632	$—	$—	$—	$619,632

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,034,081	$—	$—	$—	$2,034,081
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,026,731	$—	$—	$—	$1,026,731
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$23,808,179
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$3,223,447,767	$2	$3,223,447,769
Short-Term Securities
Money Market Funds	6,606,847	—	—	6,606,847
	$6,606,847	$3,223,447,767	$2	$3,230,054,616
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$619,632	$—	$619,632

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI United Kingdom Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.5%
Babcock International Group PLC	35,764	$246,342
Chemring Group PLC	38,159	203,936
QinetiQ Group PLC	72,477	460,055
		910,333
Air Freight & Logistics — 0.6%
International Distributions Services PLC	87,693	390,417
Automobile Components — 0.5%
AB Dynamics PLC	2,389	64,632
Dowlais Group PLC	194,181	166,672
TI Fluid Systems PLC(a)	53,666	93,528
		324,832
Automobiles — 0.1%
Aston Martin Lagonda Global Holdings PLC(a)(b)	34,845	68,224
Banks — 1.8%
Bank of Georgia Group PLC	4,733	282,821
Close Brothers Group PLC	21,094	150,703
TBC Bank Group PLC	5,879	243,208
Virgin Money U.K. PLC	155,144	440,593
		1,117,325
Beverages — 1.6%
AG Barr PLC	14,127	123,563
Britvic PLC	33,290	557,361
C&C Group PLC	54,378	111,550
Fevertree Drinks PLC	14,911	174,970
		967,444
Biotechnology — 0.3%
Genus PLC	9,247	217,573
Broadline Retail — 1.4%
B&M European Value Retail SA	141,175	828,415
THG PLC, Class B(b)	93,686	73,677
		902,092
Building Products — 0.7%
Genuit Group PLC	35,300	214,303
Quanex Building Products Corp.	98	2,708
Volution Group PLC	27,732	206,394
		423,405
Capital Markets — 12.0%
abrdn PLC	259,147	510,395
AJ Bell PLC	46,520	266,067
Alpha Group International PLC	5,088	172,397
Ashmore Group PLC	64,958	149,873
Bridgepoint Group PLC(a)	33,890	134,680
CMC Markets PLC(a)	15,686	64,582
IG Group Holdings PLC	52,170	666,286
Impax Asset Management Group PLC	13,005	63,450
IntegraFin Holdings PLC	41,898	214,462
Intermediate Capital Group PLC	40,916	1,148,161
Investec PLC	90,828	696,274
IP Group PLC	144,066	79,086
JTC PLC(a)	22,460	320,334
Jupiter Fund Management PLC	60,859	68,534
Liontrust Asset Management PLC	9,097	74,694
Man Group PLC/Jersey	168,017	494,884
Molten Ventures PLC(b)	22,864	123,112
Ninety One PLC	43,828	94,981
Plus500 Ltd.	10,723	365,019
Polar Capital Holdings PLC	12,152	85,222
Security	Shares	Value
Capital Markets (continued)
Quilter PLC(a)	197,675	$360,074
Rathbones Group PLC	6,391	158,842
St. James's Place PLC	77,235	739,651
TP ICAP Group PLC	108,222	345,371
XPS Pensions Group PLC	23,375	93,016
		7,489,447
Chemicals — 1.6%
Elementis PLC	83,570	177,799
Essentra PLC	40,200	93,165
Johnson Matthey PLC	25,687	551,563
Victrex PLC	11,565	156,439
		978,966
Commercial Services & Supplies — 1.4%
Finablr PLC(a)(b)(c)	61,710	1
Johnson Service Group PLC	58,087	122,057
Mitie Group PLC	176,454	287,354
Renewi PLC	10,156	88,231
Serco Group PLC	150,584	348,001
		845,644
Communications Equipment — 0.3%
Spirent Communications PLC	81,078	189,214
Construction & Engineering — 1.9%
Balfour Beatty PLC	73,542	404,681
Keller Group PLC	9,760	213,707
Kier Group PLC	63,928	128,380
Morgan Sindall Group PLC	6,373	250,339
Renew Holdings PLC	11,084	156,047
		1,153,154
Construction Materials — 1.1%
Breedon Group PLC	38,694	214,950
Forterra PLC(a)	28,576	66,320
Ibstock PLC(a)	55,065	132,918
Marshalls PLC	31,925	143,181
RHI Magnesita NV	2,325	100,916
		658,285
Consumer Staples Distribution & Retail — 2.6%
Marks & Spencer Group PLC	288,423	1,301,615
Ocado Group PLC(b)	76,052	343,971
		1,645,586
Containers & Packaging — 1.9%
DS Smith PLC	194,225	1,196,184
Distributors — 0.9%
Inchcape PLC	52,330	587,604
Diversified Consumer Services — 0.2%
Auction Technology Group PLC(b)(d)	14,578	79,739
Me Group International PLC	29,363	74,811
		154,550
Diversified REITs — 2.8%
Balanced Commercial Property Trust Ltd.	98,324	111,567
British Land Co. PLC (The)	130,628	707,523
Custodian Property Income REIT PLC	59,973	63,049
LondonMetric Property PLC	287,279	774,767
Picton Property Income Ltd.	78,729	77,282
		1,734,188
Diversified Telecommunication Services — 0.7%
Gamma Communications PLC	12,873	259,001
Helios Towers PLC(b)	103,280	154,150
		413,151
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electrical Equipment — 0.4%
DiscoverIE Group PLC	13,374	$116,624
ITM Power PLC(b)(d)	66,176	43,385
Volex PLC	19,177	91,674
		251,683
Electronic Equipment, Instruments & Components — 1.7%
Oxford Instruments PLC	8,154	245,763
Renishaw PLC	5,124	239,677
Spectris PLC	14,168	556,200
		1,041,640
Energy Equipment & Services — 0.5%
Hunting PLC	20,792	122,332
John Wood Group PLC(b)	93,040	160,190
		282,522
Entertainment — 0.1%
Team17 Group PLC(b)	16,629	55,471
Financial Services — 2.1%
Burford Capital Ltd.	27,801	370,587
Network International Holdings PLC(a)(b)	67,502	352,828
OSB Group PLC	54,467	266,502
Paragon Banking Group PLC	29,805	300,043
		1,289,960
Food Products — 2.4%
Cranswick PLC	7,611	481,784
Greencore Group PLC(b)	64,484	158,195
Hilton Food Group PLC	10,669	138,014
Premier Foods PLC	92,330	217,535
Tate & Lyle PLC	55,777	495,916
		1,491,444
Ground Transportation — 0.7%
Firstgroup PLC	87,034	180,749
Mobico Group PLC(b)	69,163	62,086
Zigup PLC	32,022	169,191
		412,026
Health Care Equipment & Supplies — 1.3%
Advanced Medical Solutions Group PLC	30,699	100,792
ConvaTec Group PLC(a)	230,862	726,952
		827,744
Health Care Providers & Services — 0.5%
CVS Group PLC(d)	10,208	152,026
Spire Healthcare Group PLC(a)	39,654	132,277
		284,303
Health Care REITs — 1.0%
Assura PLC	423,323	232,083
Impact Healthcare REIT PLC, Class B	47,748	55,942
Primary Health Properties PLC	187,315	239,726
Target Healthcare REIT PLC	86,808	95,190
		622,941
Health Care Technology — 0.2%
Craneware PLC	3,953	111,617
Hotels, Restaurants & Leisure — 4.3%
Carnival PLC(b)	19,366	289,998
Deliveroo PLC, Class A(a)(b)	160,305	321,266
Domino's Pizza Group PLC	50,865	204,277
Evoke PLC(b)(d)	50,549	44,213
Greggs PLC	14,396	601,975
Hollywood Bowl Group PLC	24,336	106,908
J D Wetherspoon PLC(b)	12,129	120,901
Mitchells & Butlers PLC(b)	37,703	148,081
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Playtech PLC(b)	34,835	$297,825
Rank Group PLC(b)	26,379	25,775
SSP Group PLC	112,866	252,109
Trainline PLC(a)(b)	64,759	257,475
Young & Co's Brewery PLC, Series A, Class A	3,190	39,464
		2,710,267
Household Durables — 2.5%
Bellway PLC	16,750	669,831
Crest Nicholson Holdings PLC	32,553	88,273
Vistry Group PLC(b)	45,020	806,749
		1,564,853
Independent Power and Renewable Electricity Producers — 0.7%
Drax Group PLC	54,511	457,070
Industrial REITs — 1.4%
Tritax Big Box REIT PLC	314,315	675,287
Urban Logistics REIT PLC	66,796	105,443
Warehouse REIT PLC	56,768	64,915
		845,645
Insurance — 4.3%
Beazley PLC	91,726	908,240
Direct Line Insurance Group PLC	184,622	461,166
Hiscox Ltd.	47,989	741,792
Just Group PLC	145,927	273,881
Lancashire Holdings Ltd.	34,353	303,178
		2,688,257
Interactive Media & Services — 1.9%
MONY Group PLC	71,874	203,091
Rightmove PLC	111,496	816,760
Trustpilot Group PLC(a)(b)	52,800	148,046
		1,167,897
IT Services — 2.4%
Computacenter PLC	12,052	431,967
FDM Group Holdings PLC	13,085	71,488
Kainos Group PLC	12,344	179,298
Keywords Studios PLC(d)	11,231	357,827
NCC Group PLC	41,977	84,763
Softcat PLC	18,280	376,534
		1,501,877
Leisure Products — 1.0%
Games Workshop Group PLC	4,639	638,067
Life Sciences Tools & Services — 0.2%
Oxford Nanopore Technologies PLC(b)(d)	79,168	121,958
Machinery — 4.9%
Bodycote PLC	26,393	230,681
IMI PLC	36,811	891,498
Judges Scientific PLC	852	116,928
Morgan Advanced Materials PLC	39,986	162,267
Rotork PLC	120,281	526,339
Vesuvius PLC	29,644	158,718
Weir Group PLC (The)	36,549	969,039
		3,055,470
Marine Transportation — 0.3%
Clarkson PLC	3,897	194,993
Media — 2.4%
4imprint Group PLC	3,966	277,895
Ascential PLC	28,670	214,995
Future PLC	15,241	217,298
ITV PLC	505,064	532,145
7
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Media (continued)
Next 15 Group PLC(d)	12,061	$134,638
YouGov PLC	14,757	97,266
		1,474,237
Metals & Mining — 1.6%
Atalaya Mining PLC	13,718	69,721
Centamin PLC	164,252	268,166
Central Asia Metals PLC	24,213	60,100
Greatland Gold PLC(b)	655,570	57,684
Hill & Smith PLC	11,323	320,919
Hochschild Mining PLC(b)	47,884	108,397
Pan African Resources PLC	268,735	109,408
		994,395
Multi-Utilities — 0.4%
Telecom Plus PLC	10,012	242,463
Office REITs — 1.3%
CLS Holdings PLC	22,390	28,199
Derwent London PLC	13,437	412,229
Great Portland Estates PLC	48,607	214,807
Workspace Group PLC	20,238	164,064
		819,299
Oil, Gas & Consumable Fuels — 1.6%
Diversified Energy Co. PLC	6,663	79,678
Energean PLC	21,956	280,418
Harbour Energy PLC	75,920	299,290
Serica Energy PLC	38,700	64,571
Tullow Oil PLC(b)	168,165	59,365
Yellow Cake PLC(a)(b)	30,374	210,355
		993,677
Passenger Airlines — 1.2%
easyJet PLC	42,686	267,419
JET2 PLC	25,690	500,715
		768,134
Personal Care Products — 0.1%
PZ Cussons PLC	33,802	45,493
Pharmaceuticals — 0.3%
Indivior PLC, NVS(b)(d)	16,023	197,659
Professional Services — 1.3%
Hays PLC	223,126	272,286
Learning Technologies Group PLC(d)	84,384	76,689
Marlowe PLC(d)	10,810	63,517
Pagegroup PLC	44,179	226,538
RWS Holdings PLC	41,162	96,686
SThree PLC	18,869	102,096
		837,812
Real Estate Management & Development — 1.8%
Grainger PLC	99,179	311,953
International Workplace Group PLC	106,856	253,151
Savills PLC	20,350	313,759
Sirius Real Estate Ltd.	212,636	273,830
		1,152,693
Residential REITs — 1.5%
Empiric Student Property PLC	84,567	107,508
Home REIT PLC(b)(c)	103,572	33,642
PRS REIT PLC (The)	73,961	92,185
UNITE Group PLC (The)	55,039	694,806
		928,141
Retail REITs — 1.3%
Hammerson PLC	632,166	235,617
Security	Shares	Value
Retail REITs (continued)
Shaftesbury Capital PLC	219,981	$426,118
Supermarket Income REIT PLC	174,611	170,429
		832,164
Semiconductors & Semiconductor Equipment — 0.1%
Alphawave IP Group PLC(b)(d)	46,031	88,614
Software — 1.7%
Alfa Financial Software Holdings PLC(a)	18,703	47,602
Bytes Technology Group PLC	32,065	203,640
Cerillion PLC	2,491	63,139
Darktrace PLC(b)	64,093	494,973
FD Technologies PLC(b)	3,360	69,014
GB Group PLC	35,923	162,103
		1,040,471
Specialized REITs — 1.3%
Big Yellow Group PLC	26,262	436,399
Safestore Holdings PLC	30,759	351,710
		788,109
Specialty Retail — 2.8%
AO World PLC(b)	44,595	66,766
ASOS PLC(b)(d)	6,759	32,169
boohoo Group PLC(b)(d)	89,898	33,081
Currys PLC(b)(d)	127,083	132,433
Dunelm Group PLC	17,080	279,268
Frasers Group PLC(b)	15,992	182,144
Halfords Group PLC	30,933	59,718
Moonpig Group PLC(b)	45,813	126,650
Pets at Home Group PLC	62,293	252,463
Watches of Switzerland Group PLC(a)(b)	33,603	175,259
WH Smith PLC	18,430	310,539
Wickes Group PLC	34,180	75,862
		1,726,352
Textiles, Apparel & Luxury Goods — 1.3%
Burberry Group PLC	50,483	443,518
Coats Group PLC	224,946	290,695
Dr. Martens PLC	81,600	77,458
		811,671
Trading Companies & Distributors — 5.8%
Ashtead Technology Holdings PLC	11,332	116,082
Diploma PLC	18,878	1,111,846
Grafton Group PLC	25,352	359,384
Howden Joinery Group PLC	77,362	973,539
RS Group PLC	66,736	692,167
SIG PLC(b)	100,773	31,763
Travis Perkins PLC	29,918	356,372
		3,641,153
Water Utilities — 0.5%
Penno Group PLC	40,270	318,674
Wireless Telecommunication Services — 0.3%
Airtel Africa PLC(a)	131,293	200,865
Total Long-Term Investments — 99.3% (Cost: $69,006,039)		61,887,399
Short-Term Securities
Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(e)(f)(g)	697,122	697,540
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(e)(f)	30,000	$30,000
Total Short-Term Securities — 1.1% (Cost: $727,105)		727,540
Total Investments — 100.4% (Cost: $69,733,144)		62,614,939
Liabilities in Excess of Other Assets — (0.4)%		(276,733)
Net Assets — 100.0%		$62,338,206

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$621,984	$75,513 (a)	$—	$73	$(30)	$697,540	697,122	$13,514 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	10,000 (a)	—	—	—	30,000	30,000	1,560	—
				$73	$(30)	$727,540		$15,074	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 250 Index	8	09/20/24	$444	$4,799
9
2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI United Kingdom Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,799	$—	$—	$—	$4,799

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$34,723	$—	$—	$—	$34,723
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,358	$—	$—	$—	$5,358
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$285,001
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$21,258,010	$40,595,746	$33,643	$61,887,399
Short-Term Securities
Money Market Funds	727,540	—	—	727,540
	$21,985,550	$40,595,746	$33,643	$62,614,939
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$4,799	$—	$4,799

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
10

Statements of Assets and Liabilities
August 31, 2024

	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$3,223,447,769	$61,887,399
Investments, at value—affiliated(c)	6,606,847	727,540
Cash	5,193	66
Foreign currency collateral pledged for futures contracts(d)	1,587,779	19,700
Foreign currency, at value(e)	5,694,666	63,427
Receivables:
Investments sold	49,595,550	962,935
Securities lending income—affiliated	50	636
Capital shares sold	3,192,991	—
Dividends—unaffiliated	24,645,639	229,867
Dividends—affiliated	5,363	68
Tax reclaims	87,567	17,533
Variation margin on futures contracts	96,229	2,126
Total assets	3,314,965,643	63,911,297
LIABILITIES
Collateral on securities loaned, at value	2,917,139	698,363
Payables:
Investments purchased	54,031,944	844,216
Investment advisory fees	1,292,061	30,512
Total liabilities	58,241,144	1,573,091
Commitments and contingent liabilities
NET ASSETS	$3,256,724,499	$62,338,206
NET ASSETS CONSIST OF
Paid-in capital	$3,942,809,962	$88,072,676
Accumulated loss	(686,085,463)	(25,734,470)
NET ASSETS	$3,256,724,499	$62,338,206
NET ASSET VALUE
Shares outstanding	87,100,000	1,600,000
Net asset value	$37.39	$38.96
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$3,251,539,308	$69,006,039
(b) Securities loaned, at value	$—	$657,243
(c) Investments, at cost—affiliated	$6,607,139	$727,105
(d) Foreign currency collateral pledged, at cost	$1,554,580	$19,773
(e) Foreign currency, at cost	$5,616,344	$62,470
See notes to financial statements.
11
2024 iShares Annual Financial Statements

Statements of Operations
Year Ended August 31, 2024

	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF
INVESTMENT INCOME
Dividends—unaffiliated	$109,030,057	$1,558,095
Dividends—affiliated	133,259	1,560
Interest—unaffiliated	53,152	854
Securities lending income—affiliated—net	4,162	13,514
Foreign taxes withheld	(109,480)	(49,254)
Total investment income	109,111,150	1,524,769
EXPENSES
Investment advisory	13,485,828	261,015
Commitment costs	25,953	407
Total expenses	13,511,781	261,422
Net investment income	95,599,369	1,263,347
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(60,701,873)	(3,813,163)
Investments—affiliated	(733)	73
Foreign currency transactions	180,823	17,226
Futures contracts	2,034,081	34,723
In-kind redemptions—unaffiliated(a)	11,707,345	157,893
	(46,780,357)	(3,603,248)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	506,043,185	11,580,811
Investments—affiliated	(292)	(30)
Foreign currency translations	489,451	6,121
Futures contracts	1,026,731	5,358
	507,559,075	11,592,260
Net realized and unrealized gain	460,778,718	7,989,012
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$556,378,087	$9,252,359
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
12

Statements of Changes in Net Assets

	iShares MSCI United Kingdom ETF		iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$95,599,369	$108,676,857	$1,263,347	$1,322,620
Net realized loss	(46,780,357)	(7,795,792)	(3,603,248)	(2,394,227)
Net change in unrealized appreciation (depreciation)	507,559,075	321,442,861	11,592,260	5,478,562
Net increase in net assets resulting from operations	556,378,087	422,323,926	9,252,359	4,406,955
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(113,771,316)	(103,364,666)	(1,317,700)	(804,655)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	116,364,212	(921,047,759)	10,088,345	(6,527,018)
NET ASSETS
Total increase (decrease) in net assets	558,970,983	(602,088,499)	18,023,004	(2,924,718)
Beginning of year	2,697,753,516	3,299,842,015	44,315,202	47,239,920
End of year	$3,256,724,499	$2,697,753,516	$62,338,206	$44,315,202

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
13
2024 iShares Annual Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$31.96	$28.90	$33.05	$26.88	$30.27
Net investment income(a)	1.18	1.10	1.26	1.20	0.90
Net realized and unrealized gain (loss)(b)	5.68	3.05	(3.95)	5.87	(3.30)
Net increase (decrease) from investment operations	6.86	4.15	(2.69)	7.07	(2.40)
Distributions from net investment income(c)	(1.43)	(1.09)	(1.46)	(0.90)	(0.99)
Net asset value, end of year	$37.39	$31.96	$28.90	$33.05	$26.88
Total Return(d)
Based on net asset value	22.02%	14.46%	(8.50)%	26.46%	(8.25)%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.51%
Net investment income	3.51%	3.54%	3.90%	3.91%	3.12%
Supplemental Data
Net assets, end of year (000)	$3,256,724	$2,697,754	$3,299,842	$3,579,181	$2,191,064
Portfolio turnover rate(f)	10%	6%	7%	9%	4%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
14

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$32.83	$30.48	$50.22	$35.68	$35.95
Net investment income(a)	0.98	0.90	0.92	0.86	0.72
Net realized and unrealized gain (loss)(b)	6.21	2.00	(18.83)	14.32	0.03
Net increase (decrease) from investment operations	7.19	2.90	(17.91)	15.18	0.75
Distributions from net investment income(c)	(1.06)	(0.55)	(1.83)	(0.64)	(1.02)
Net asset value, end of year	$38.96	$32.83	$30.48	$50.22	$35.68
Total Return(d)
Based on net asset value	22.34%	9.55%	(36.56)%	42.88%	1.90%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	2.86%	2.84%	2.23%	1.94%	1.99%
Supplemental Data
Net assets, end of year (000)	$62,338	$44,315	$47,240	$130,560	$60,657
Portfolio turnover rate(f)	13%	22%	17%	15%	25%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
15
2024 iShares Annual Financial Statements

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
17
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI United Kingdom Small-Cap
Barclays Capital, Inc.	$25,846	$(25,846)	$—	$—
J.P. Morgan Securities LLC	519,398	(519,398)	—	—
Morgan Stanley	111,999	(111,999)	—	—
	$657,243	$(657,243)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
For its investment advisory services to the iShares MSCI United Kingdom Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.59%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI United Kingdom	$1,674
MSCI United Kingdom Small-Cap	2,874
Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.
19
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI United Kingdom	$82,225,919	$27,255,396	$(20,142,648)
MSCI United Kingdom Small-Cap	1,860,061	510,811	(97,567)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI United Kingdom	$345,902,583	$270,321,015
MSCI United Kingdom Small-Cap	6,235,941	5,767,097
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI United Kingdom	$323,565,187	$293,841,200
MSCI United Kingdom Small-Cap	18,694,596	8,662,838
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI United Kingdom	$9,862,011	$ (9,862,011)
MSCI United Kingdom Small-Cap	(555,865)	555,865
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
MSCI United Kingdom
Ordinary income	$113,771,316	$103,364,666
MSCI United Kingdom Small-Cap
Ordinary income	$1,317,700	$804,655
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI United Kingdom	$46,100,369	$(662,265,752)	$(69,920,080)	$(686,085,463)
MSCI United Kingdom Small-Cap	576,581	(18,130,186)	(8,180,865)	(25,734,470)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI United Kingdom	$3,300,390,532	$323,591,505	$(393,927,421)	$(70,335,916)
MSCI United Kingdom Small-Cap	70,800,553	4,632,798	(12,818,412)	(8,185,614)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
21
2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI United Kingdom
Shares sold	12,200,000	$427,652,805	3,100,000	$98,515,459
Shares redeemed	(9,500,000)	(311,288,593)	(32,900,000)	(1,019,563,218)
	2,700,000	$116,364,212	(29,800,000)	$(921,047,759)
MSCI United Kingdom Small-Cap
Shares sold	500,000	$18,804,893	—	$16
Shares redeemed	(250,000)	(8,716,548)	(200,000)	(6,527,034)
	250,000	$10,088,345	(200,000)	$(6,527,018)
The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.
23
2024 iShares Annual Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
24

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
MSCI United Kingdom	$107,191,719
MSCI United Kingdom Small-Cap	1,240,603
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$109,030,031	$109,480
MSCI United Kingdom Small-Cap	1,552,975	48,616
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI United Kingdom Small-Cap	0.30%
25
2024 iShares Annual Financial Statements

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m.  This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.
Additional Information
26

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI United Kingdom ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
27
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract
iShares MSCI United Kingdom ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
Board Review and Approval of Investment Advisory Contract
28

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by
29
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI United Kingdom Small-Cap ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing
Board Review and Approval of Investment Advisory Contract
30

Board Review and Approval of Investment Advisory Contract (continued)
the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
31
2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
32

Glossary of Terms Used in this Report

Portfolio Abbreviation
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
33
2024 iShares Annual Financial Statements

34

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August 31, 2024

2024 Annual Financial Statements

iShares Trust
• iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ
• iShares MSCI China ETF | MCHI | NASDAQ
• iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
• iShares MSCI Indonesia ETF | EIDO | NYSE Arca
• iShares MSCI Peru and Global Exposure ETF | EPU | NYSE Arca
• iShares MSCI Philippines ETF | EPHE | NYSE Arca
• iShares MSCI Poland ETF | EPOL | NYSE Arca
• iShares MSCI Qatar ETF | QAT | NASDAQ
• iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca
• iShares MSCI UAE ETF | UAE | NASDAQ

Schedule of Investments
August 31, 2024
iShares® MSCI Brazil Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 1.1%
Fras-Le SA	179,691	$629,371
Mahle-Metal Leve SA	144,318	820,950
		1,450,321
Broadline Retail — 1.5%
Magazine Luiza SA(a)	885,220	1,909,931
Capital Markets — 2.0%
Patria Investments Ltd., Class A	156,689	1,805,057
Vinci Partners Investments Ltd., Class A	73,445	738,857
		2,543,914
Commercial Services & Supplies — 3.6%
GPS Participacoes e Empreendimentos SA(b)	1,077,851	3,451,984
Orizon Valorizacao de Residuos SA(a)	132,486	1,087,683
		4,539,667
Communications Equipment — 0.8%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	261,624	1,023,109
Consumer Staples Distribution & Retail — 1.6%
Grupo Mateus SA	1,470,283	2,055,701
Diversified Consumer Services — 2.3%
Afya Ltd., Class A(a)	31,962	520,981
Cogna Educacao SA(a)	4,995,402	1,214,294
YDUQS Participacoes SA	658,219	1,150,375
		2,885,650
Electric Utilities — 4.4%
Alupar Investimento SA	421,849	2,382,465
Transmissora Alianca de Energia Eletrica SA	498,965	3,138,479
		5,520,944
Food Products — 8.0%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	136,668	628,300
Camil Alimentos SA	279,503	472,620
Jalles Machado SA	279,556	333,328
M Dias Branco SA	180,479	869,740
Marfrig Global Foods SA(a)	992,369	2,563,701
Minerva SA	727,447	966,754
Sao Martinho SA	414,912	2,040,714
SLC Agricola SA	472,046	1,479,135
Tres Tentos Agroindustrial SA	331,609	704,293
		10,058,585
Ground Transportation — 2.7%
JSL SA	228,738	402,203
Movida Participacoes SA(a)	433,991	549,809
Simpar SA(a)	813,392	890,467
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,175,856	1,585,625
		3,428,104
Health Care Providers & Services — 3.4%
Fleury SA	650,164	1,839,994
Odontoprev SA	735,354	1,469,155
Oncoclinicas do Brasil Servicos Medicos SA(a)	855,634	1,011,103
		4,320,252
Hotels, Restaurants & Leisure — 2.2%
Smartfit Escola de Ginastica e Danca SA	702,242	2,747,440
Household Durables — 6.6%
Cury Construtora e Incorporadora SA	388,476	1,641,870
Cyrela Brazil Realty SA Empreendimentos e Participacoes	744,862	2,883,789
Security	Shares	Value
Household Durables (continued)
Direcional Engenharia SA	346,384	$1,778,030
Ez Tec Empreendimentos e Participacoes SA	264,716	661,796
MRV Engenharia e Participacoes SA(a)	1,048,745	1,390,027
		8,355,512
Independent Power and Renewable Electricity Producers — 3.1%
AES Brasil Energia SA	638,712	1,297,608
Auren Energia SA	798,580	1,613,894
Serena Energia SA, NVS(a)	745,950	1,072,081
		3,983,583
Insurance — 1.0%
IRB-Brasil Resseguros SA(a)	153,285	1,315,826
Interactive Media & Services — 0.8%
VTEX, Class A(a)	135,938	959,722
IT Services — 0.6%
LWSA SA(a)(b)	953,323	769,634
Machinery — 1.2%
Marcopolo SA	545,631	558,609
Tupy SA	191,895	931,564
		1,490,173
Marine Transportation — 0.4%
Hidrovias do Brasil SA(a)	910,840	564,028
Metals & Mining — 1.8%
Cia. Brasileira de Aluminio(a)	606,589	535,990
Sigma Lithium Corp.(a)	162,088	1,726,237
		2,262,227
Oil, Gas & Consumable Fuels — 4.3%
3R Petroleum Oleo E Gas SA	865,423	4,049,221
Petroreconcavo SA	390,559	1,413,675
		5,462,896
Paper & Forest Products — 1.3%
Dexco SA	1,092,147	1,590,952
Real Estate Management & Development — 8.5%
Allos SA, NVS	1,011,684	4,094,520
Iguatemi SA	586,537	2,298,921
JHSF Participacoes SA	904,164	701,070
LOG Commercial Properties e Participacoes SA	98,661	409,632
Multiplan Empreendimentos Imobiliarios SA	719,634	3,273,879
		10,778,022
Specialty Retail — 7.2%
C&A Modas SA(a)	287,185	518,222
Grupo SBF SA	259,525	796,172
Lojas Renner SA	2,564,047	7,738,614
		9,053,008
Textiles, Apparel & Luxury Goods — 4.9%
Azzas 2154 SA	357,280	3,106,259
Grendene SA	840,522	894,815
Vivara Participacoes SA	345,809	1,621,071
Vulcabras SA	182,779	573,054
		6,195,199
Trading Companies & Distributors — 0.8%
Armac Locacao Logistica E Servicos SA	276,703	424,681
Mills Locacao Servicos e Logistica SA	292,461	571,332
		996,013
Transportation Infrastructure — 4.3%
EcoRodovias Infraestrutura e Logistica SA	648,759	901,318
Santos Brasil Participacoes SA	1,265,200	2,918,337

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Brazil Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Transportation Infrastructure (continued)
Wilson Sons SA, NVS	525,989	$1,605,232
		5,424,887
Water Utilities — 3.3%
Cia. de Saneamento de Minas Gerais Copasa MG	506,104	2,130,038
Cia. De Sanena Do Parana	392,418	1,995,529
		4,125,567
Total Common Stocks — 83.7% (Cost: $100,179,827)		105,810,867
Preferred Stocks
Banks — 2.7%
Banco ABC Brasil SA, Preference Shares, NVS	194,599	802,780
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	539,139	1,201,498
Banco Pan SA, Preference Shares, NVS	789,276	1,386,427
		3,390,705
Chemicals — 0.9%
Unipar Carbocloro SA, Class B, Preference Shares, NVS	143,452	1,203,422
Machinery — 2.9%
Marcopolo SA, Preference Shares, NVS	1,740,077	2,269,283
Randon SA Implementos e Participacoes, Preference Shares, NVS	481,525	940,674
Schulz SA, Preference Shares, NVS	354,153	420,387
		3,630,344
Metals & Mining — 6.1%
Bradespar SA, Preference Shares, NVS	679,077	2,345,945
Cia. de Ferro Ligas da Bahia FERBASA, Preference Shares, NVS	438,857	634,620
Metalurgica Gerdau SA, Preference Shares, NVS	1,777,093	3,307,642
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	1,239,368	1,370,002
		7,658,209
Security	Shares	Value
Passenger Airlines — 0.6%
Azul SA, Preference Shares, NVS	759,685	$726,533
Textiles, Apparel & Luxury Goods — 0.5%
Alpargatas SA, Preference Shares, NVS	502,981	687,187
Water Utilities — 0.9%
Cia. De Sanena Do Parana, Preference Shares, NVS	1,111,844	1,154,071
Total Preferred Stocks — 14.6% (Cost: $16,813,504)		18,450,471
Total Long-Term Investments — 98.3% (Cost: $116,993,331)		124,261,338
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	300,000	300,000
Total Short-Term Securities — 0.3% (Cost: $300,000)		300,000
Total Investments — 98.6% (Cost: $117,293,331)		124,561,338
Other Assets Less Liabilities — 1.4%		1,828,214
Net Assets — 100.0%		$126,389,552

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$300,000 (a)	$—	$—	$—	$300,000	300,000	$20,366	$—

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Brazil Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bclear MSCI Brazil Index	33	09/20/24	$1,838	$47,849
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$47,849	$—	$—	$—	$47,849

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(186,022)	$—	$—	$—	$(186,022)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$40,374	$—	$—	$—	$40,374
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,819,931
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$105,810,867	$—	$—	$105,810,867
Preferred Stocks	18,450,471	—	—	18,450,471
Short-Term Securities
Money Market Funds	300,000	—	—	300,000
	$124,561,338	$—	$—	$124,561,338

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Brazil Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$47,849	$—	$—	$47,849

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.1%
AECC Aero-Engine Control Co. Ltd., Class A	155,200	$418,573
AECC Aviation Power Co. Ltd., Class A	360,576	1,803,302
AviChina Industry & Technology Co. Ltd., Class H	6,183,000	2,642,843
Avicopter PLC, Class A	103,000	561,648
Kuang-Chi Technologies Co. Ltd., Class A(a)	260,104	640,501
		6,066,867
Air Freight & Logistics — 0.7%
JD Logistics Inc.(a)(b)	4,583,500	5,564,348
SF Holding Co. Ltd., Class A	669,583	3,424,105
YTO Express Group Co. Ltd., Class A	515,000	1,106,451
ZTO Express Cayman Inc., Class A	981,590	21,231,576
		31,326,480
Automobile Components — 0.4%
Bethel Automotive Safety Systems Co. Ltd., Class A	76,420	400,088
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	51,595	848,365
Fuyao Glass Industry Group Co. Ltd., Class A	257,598	1,740,274
Fuyao Glass Industry Group Co. Ltd., Class H(b)	1,442,000	8,238,362
Huayu Automotive Systems Co. Ltd., Class A	463,572	962,456
Huizhou Desay Sv Automotive Co. Ltd., Class A	52,000	667,455
Ningbo Joyson Electronic Corp., Class A	246,400	498,778
Ningbo Tuopu Group Co. Ltd., Class A	228,540	1,085,235
Sailun Group Co. Ltd., Class A	516,261	937,873
Shandong Linglong Tyre Co. Ltd., Class A	206,028	488,257
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	257,500	483,488
		16,350,631
Automobiles — 4.1%
Anhui Jianghuai Automobile Group Corp. Ltd., Class A	309,000	873,718
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	772,500	727,075
BYD Co. Ltd., Class A	257,569	9,024,668
BYD Co. Ltd., Class H	2,426,000	74,301,025
Chongqing Changan Automobile Co. Ltd., Class A	1,094,120	1,861,490
Geely Automobile Holdings Ltd.	14,452,000	16,173,656
Great Wall Motor Co. Ltd., Class A	309,000	1,006,186
Great Wall Motor Co. Ltd., Class H	5,431,000	7,761,295
Guangzhou Automobile Group Co. Ltd., Class A	566,500	590,071
Guangzhou Automobile Group Co. Ltd., Class H	7,210,400	2,301,339
Li Auto Inc., Class A(a)	2,884,080	28,072,054
NIO Inc., ADR(a)	3,135,320	12,666,693
SAIC Motor Corp. Ltd., Class A	1,081,504	1,916,232
Seres Group Co. Ltd., Class A, NVS(a)	209,200	2,259,303
XPeng Inc.(a)	2,884,072	11,582,989
Yadea Group Holdings Ltd.(b)	3,090,000	4,352,693
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)(c)	1,144,000	3,140,351
		178,610,838
Banks — 12.1%
Agricultural Bank of China Ltd., Class A	11,896,500	7,576,811
Agricultural Bank of China Ltd., Class H	64,375,000	28,355,752
Bank of Beijing Co. Ltd., Class A	2,994,799	2,216,515
Bank of Changsha Co. Ltd., Class A	515,000	523,138
Bank of Chengdu Co. Ltd., Class A	515,093	1,010,921
Bank of China Ltd., Class A	4,892,500	3,304,161
Bank of China Ltd., Class H	184,370,000	83,302,739
Bank of Communications Co. Ltd., Class A	5,504,922	5,512,429
Bank of Communications Co. Ltd., Class H	20,119,200	14,538,915
Bank of Hangzhou Co. Ltd., Class A	875,528	1,570,095
Bank of Jiangsu Co. Ltd., Class A	2,575,615	2,817,769
Security	Shares	Value
Banks (continued)
Bank of Nanjing Co. Ltd., Class A	1,492,804	$2,089,031
Bank of Ningbo Co. Ltd., Class A	927,021	2,641,099
Bank of Shanghai Co. Ltd., Class A	1,905,510	1,901,494
Bank of Suzhou Co. Ltd., Class A	412,000	407,154
China CITIC Bank Corp. Ltd., Class H	20,601,800	11,887,282
China Construction Bank Corp., Class A	1,287,514	1,367,002
China Construction Bank Corp., Class H	224,025,000	157,296,819
China Everbright Bank Co. Ltd., Class A	7,055,500	3,043,758
China Everbright Bank Co. Ltd., Class H	6,263,000	1,875,885
China Merchants Bank Co. Ltd., Class A	2,884,025	13,034,873
China Merchants Bank Co. Ltd., Class H	9,027,650	37,046,780
China Minsheng Banking Corp. Ltd., Class A	5,459,070	2,640,968
China Minsheng Banking Corp. Ltd., Class H	14,242,660	5,119,281
China Zheshang Bank Co. Ltd., Class A	3,210,390	1,186,411
Chongqing Rural Commercial Bank Co. Ltd., Class A	1,386,800	976,213
CNPC Capital Co. Ltd., Class A, NVS	1,198,900	879,190
Huaxia Bank Co. Ltd., Class A	1,905,561	1,617,121
Industrial & Commercial Bank of China Ltd., Class A	8,806,500	7,422,940
Industrial & Commercial Bank of China Ltd., Class H	161,195,000	92,190,380
Industrial Bank Co. Ltd., Class A	2,884,010	6,705,516
Ping An Bank Co. Ltd., Class A	2,678,055	3,831,808
Postal Savings Bank of China Co. Ltd., Class A	4,017,300	2,676,650
Postal Savings Bank of China Co. Ltd., Class H(b)	18,540,000	9,906,686
Shanghai Pudong Development Bank Co. Ltd., Class A	4,068,524	4,827,712
Shanghai Rural Commercial Bank Co. Ltd., Class A	1,387,900	1,289,759
		524,591,057
Beverages — 2.4%
Anhui Gujing Distillery Co. Ltd., Class A	52,096	1,261,417
Anhui Gujing Distillery Co. Ltd., Class B	257,880	3,462,159
Anhui Kouzi Distillery Co. Ltd., Class A	105,200	539,660
Anhui Yingjia Distillery Co. Ltd., Class A	103,700	732,559
Beijing Yanjing Brewery Co. Ltd., Class A	309,400	421,514
China Resources Beer Holdings Co. Ltd.	3,708,000	11,422,012
Chongqing Brewery Co. Ltd., Class A	51,500	403,214
Eastroc Beverage Group Co. Ltd., Class A	52,300	1,681,176
Jiangsu King's Luck Brewery JSC Ltd., Class A	206,003	1,134,808
Jiangsu Yanghe Distillery Co. Ltd., Class A	206,076	2,374,532
Kweichow Moutai Co. Ltd., Class A	176,355	35,799,707
Luzhou Laojiao Co. Ltd., Class A	206,000	3,450,971
Nongfu Spring Co. Ltd., Class H(b)	4,635,000	16,742,052
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	169,386	4,203,338
Tsingtao Brewery Co. Ltd., Class A	103,063	862,513
Tsingtao Brewery Co. Ltd., Class H	1,598,000	9,243,829
Wuliangye Yibin Co. Ltd., Class A	518,277	8,978,322
		102,713,783
Biotechnology — 1.5%
Akeso Inc.(a)(b)	1,397,000	8,769,016
BeiGene Ltd.(a)	1,596,570	23,628,370
Beijing Tiantan Biological Products Corp. Ltd., Class A	257,522	863,023
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	124,545	1,247,251
Bloomage Biotechnology Corp. Ltd., Class A	79,900	566,950
Chongqing Zhifei Biological Products Co. Ltd., Class A	351,760	1,142,348
Hualan Biological Engineering Inc., Class A	299,372	635,263

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Biotechnology (continued)
Imeik Technology Development Co. Ltd., Class A	39,521	$807,338
Innovent Biologics Inc.(a)(b)	2,838,500	15,385,795
Legend Biotech Corp., ADR(a)(c)	167,890	9,662,070
Shanghai RAAS Blood Products Co. Ltd., Class A	721,000	728,038
		63,435,462
Broadline Retail — 14.2%
Alibaba Group Holding Ltd., Class A	35,380,568	366,704,165
JD.com Inc., Class A	5,742,296	77,613,590
MINISO Group Holding Ltd.	927,012	3,844,283
PDD Holdings Inc., ADR(a)	1,614,525	155,171,998
Vipshop Holdings Ltd., ADR	861,080	10,797,943
Zhejiang China Commodities City Group Co. Ltd., Class A	732,200	853,227
		614,985,206
Building Products — 0.0%
Beijing New Building Materials PLC, Class A	257,570	937,777
Zhejiang Weixing New Building Materials Co. Ltd., Class A	244,100	408,524
		1,346,301
Capital Markets — 1.4%
BOC International China Co. Ltd., Class A	418,400	525,343
Caitong Securities Co. Ltd., Class A	721,000	662,537
Changjiang Securities Co. Ltd., Class A	927,036	646,561
China Galaxy Securities Co. Ltd., Class A	896,100	1,404,968
China Galaxy Securities Co. Ltd., Class H	8,265,000	4,359,534
China Great Wall Securities Co. Ltd., Class A	412,000	391,973
China International Capital Corp. Ltd., Class A	309,802	1,249,478
China International Capital Corp. Ltd., Class H(b)	3,708,000	3,965,341
China Merchants Securities Co. Ltd., Class A	1,133,068	2,335,924
CITIC Securities Co. Ltd., Class A	1,699,531	4,616,226
CITIC Securities Co. Ltd., Class H	3,663,800	5,509,489
CSC Financial Co. Ltd., Class A	618,099	1,670,637
Dongxing Securities Co. Ltd., Class A	566,511	652,599
East Money Information Co. Ltd., Class A	2,163,051	3,288,401
Everbright Securities Co. Ltd., Class A	566,599	1,172,231
Founder Securities Co. Ltd., Class A	1,206,900	1,183,641
GF Securities Co. Ltd., Class A	752,799	1,255,766
Guolian Securities Co. Ltd., Class A	360,400	490,529
Guosen Securities Co. Ltd., Class A	1,030,033	1,317,064
Guotai Junan Securities Co. Ltd., Class A	1,082,059	2,248,892
Guoyuan Securities Co. Ltd., Class A	670,470	599,857
Haitong Securities Co. Ltd., Class A	1,493,559	1,814,368
Haitong Securities Co. Ltd., Class H	5,768,000	2,562,691
Hithink RoyalFlush Information Network Co. Ltd., Class A	83,287	1,205,413
Huatai Securities Co. Ltd., Class A	1,081,593	1,915,311
Huatai Securities Co. Ltd., Class H(b)	2,755,800	3,032,691
Industrial Securities Co. Ltd., Class A	1,354,792	987,233
Nanjing Securities Co. Ltd., Class A	412,000	438,006
Orient Securities Co. Ltd., Class A	978,621	1,161,282
SDIC Capital Co. Ltd., Class A	979,300	801,433
Shenwan Hongyuan Group Co. Ltd., Class A	3,443,579	2,193,400
Sinolink Securities Co. Ltd., Class A	412,000	426,848
SooChow Securities Co. Ltd., Class A	758,435	665,272
Southwest Securities Co. Ltd., Class A	993,700	524,793
Western Securities Co. Ltd., Class A	721,030	659,137
Zheshang Securities Co. Ltd., Class A	515,000	813,221
Zhongtai Securities Co. Ltd., Class A	1,030,000	846,229
		59,594,319
Chemicals — 0.7%
Cathay Biotech Inc., Class A	103,000	523,541
Security	Shares	Value
Chemicals (continued)
CNGR Advanced Material Co. Ltd., Class A	155,106	$632,456
Ganfeng Lithium Group Co. Ltd., Class A	251,341	966,505
Guangzhou Tinci Materials Technology Co. Ltd., Class A	258,300	522,672
Hengli Petrochemical Co. Ltd., Class A	1,081,510	2,048,628
Hengyi Petrochemical Co. Ltd., Class A	515,076	440,915
Hoshine Silicon Industry Co. Ltd., Class A	103,000	722,907
Huafon Chemical Co. Ltd., Class A	814,900	850,732
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,391,070	754,541
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	433,543	349,583
Jiangsu Eastern Shenghong Co. Ltd., Class A	928,700	1,019,457
Jiangsu Yangnong Chemical Co. Ltd., Class A	63,560	452,978
Jiangsu Yoke Technology Co. Ltd., Class A	51,500	406,790
LB Group Co. Ltd., Class A	360,500	827,259
Meihua Holdings Group Co. Ltd., Class A	379,400	513,814
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,123,400	2,410,362
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	772,500	1,593,163
Rongsheng Petrochemical Co. Ltd., Class A	1,442,492	1,790,535
Satellite Chemical Co. Ltd., Class A	515,443	1,188,163
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	309,000	994,879
Shanghai Putailai New Energy Technology Co. Ltd., Class A	309,340	503,342
Shenzhen Capchem Technology Co. Ltd., Class A	100,620	460,029
Tianqi Lithium Corp., Class A	206,000	762,665
Tongkun Group Co. Ltd., Class A	412,064	689,990
Wanhua Chemical Group Co. Ltd., Class A	412,073	4,229,502
Weihai Guangwei Composites Co. Ltd., Class A	120,360	473,470
Yunnan Energy New Material Co. Ltd., Class A	153,804	581,984
Yunnan Yuntianhua Co. Ltd., Class A	214,100	622,811
Zangge Mining Co. Ltd., Class A	257,500	872,383
Zhejiang Juhua Co. Ltd., Class A	361,272	835,399
Zhejiang Longsheng Group Co. Ltd., Class A	314,400	403,858
Zhejiang NHU Co. Ltd., Class A	463,531	1,262,495
		30,707,808
Commercial Services & Supplies — 0.0%
Shanghai M&G Stationery Inc., Class A	105,700	398,991
Zhejiang Weiming Environment Protection Co. Ltd., Class A	309,700	798,203
		1,197,194
Communications Equipment — 0.4%
BYD Electronic International Co. Ltd.	1,809,000	6,627,323
Guangzhou Haige Communications Group Inc. Co., Class A	412,084	525,836
Hengtong Optic-Electric Co. Ltd., Class A	361,200	720,086
Suzhou TFC Optical Communication Co. Ltd., Class A	78,380	851,252
Yealink Network Technology Corp. Ltd., Class A	178,431	828,503
Zhongji Innolight Co. Ltd., Class A	154,627	2,382,050
ZTE Corp., Class A	544,264	1,902,322
ZTE Corp., Class H	1,751,040	3,521,084
		17,358,456
Construction & Engineering — 0.6%
China Communications Services Corp. Ltd., Class H	5,164,800	2,630,619
China Energy Engineering Corp. Ltd., Class A	4,784,200	1,435,180
China National Chemical Engineering Co. Ltd., Class A	875,595	845,396
China Railway Group Ltd., Class A	2,886,098	2,341,680
China Railway Group Ltd., Class H	9,785,000	4,518,840
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Construction & Engineering (continued)
China State Construction Engineering Corp. Ltd., Class A	5,768,098	$4,380,053
China State Construction International Holdings Ltd.	5,150,000	7,343,939
Metallurgical Corp. of China Ltd., Class A	2,472,000	1,026,310
Power Construction Corp. of China Ltd., Class A	2,523,597	1,705,923
Sichuan Road & Bridge Group Co. Ltd., Class A	875,560	697,045
Sinoma International Engineering Co., Class A	309,000	408,605
		27,333,590
Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., Class A	598,291	1,764,023
Anhui Conch Cement Co. Ltd., Class H	2,832,500	6,112,272
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	159,900	245,083
China Jushi Co. Ltd., Class A	566,505	798,666
China National Building Material Co. Ltd., Class H	10,300,000	2,958,422
		11,878,466
Consumer Finance — 0.2%
Qifu Technology Inc.	272,950	7,230,446
Consumer Staples Distribution & Retail — 0.3%
Alibaba Health Information Technology Ltd.(a)(c)	13,394,000	5,121,438
JD Health International Inc.(a)(b)	2,600,750	7,747,172
Yifeng Pharmacy Chain Co. Ltd., Class A	194,066	551,651
		13,420,261
Containers & Packaging — 0.0%
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	156,840	510,695
Diversified Consumer Services — 0.7%
New Oriental Education & Technology Group Inc.(a)	3,450,590	20,997,480
TAL Education Group, ADR(a)	966,655	7,771,906
		28,769,386
Diversified Telecommunication Services — 0.3%
China Tower Corp. Ltd., Class H(b)	102,006,000	12,493,204
Electrical Equipment — 0.8%
China XD Electric Co. Ltd., Class A, NVS	699,200	682,203
Contemporary Amperex Technology Co. Ltd., Class A	609,719	15,801,406
Dongfang Electric Corp. Ltd., Class A	412,000	793,431
Eve Energy Co. Ltd., Class A	265,936	1,254,194
Ginlong Technologies Co. Ltd., Class A	31,600	265,069
Goldwind Science & Technology Co Ltd., Class A	568,620	662,032
Goneo Group Co. Ltd., Class A	84,279	804,253
Gotion High-tech Co. Ltd., Class A	295,392	777,604
Jiangsu Zhongtian Technology Co. Ltd., Class A	463,500	845,870
NARI Technology Co. Ltd., Class A	1,133,654	3,926,082
Ningbo Orient Wires & Cables Co. Ltd., Class A	103,631	704,201
Ningbo Sanxing Medical Electric Co. Ltd., Class A	206,000	955,497
Shanghai Electric Group Co. Ltd., Class A(a)	2,060,000	1,053,964
Sieyuan Electric Co. Ltd., Class A	103,000	950,318
Sungrow Power Supply Co. Ltd., Class A	316,000	3,422,149
Sunwoda Electronic Co. Ltd., Class A	257,508	608,565
TBEA Co. Ltd., Class A	823,624	1,466,122
Zhejiang Chint Electrics Co. Ltd., Class A	309,021	763,691
		35,736,651
Electronic Equipment, Instruments & Components — 1.2%
AAC Technologies Holdings Inc.	1,545,000	6,563,584
Accelink Technologies Co. Ltd., Class A	103,000	423,506
Avary Holding Shenzhen Co. Ltd., Class A	351,600	1,777,554
BOE Technology Group Co. Ltd., Class A	5,562,000	3,027,296
Chaozhou Three-Circle Group Co. Ltd., Class A	257,577	1,142,240
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
China Railway Signal & Communication Corp. Ltd., Class A	851,000	$624,235
Eoptolink Technology Inc. Ltd., Class A	103,000	1,366,043
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	1,442,000	429,252
Foxconn Industrial Internet Co. Ltd., Class A	1,854,086	5,365,470
GoerTek Inc., Class A	463,500	1,390,095
Huagong Tech Co. Ltd., Class A	154,500	652,098
Lens Technology Co. Ltd., Class A	721,042	1,790,404
Lingyi iTech Guangdong Co., Class A	1,030,213	1,219,564
Luxshare Precision Industry Co. Ltd., Class A	1,030,041	5,730,603
Maxscend Microelectronics Co. Ltd., Class A	76,552	717,309
OFILM Group Co. Ltd., Class A(a)	482,400	566,869
Shengyi Technology Co. Ltd., Class A	360,500	898,090
Shennan Circuits Co. Ltd., Class A	69,124	986,616
Sunny Optical Technology Group Co. Ltd.	1,649,100	10,108,731
SUPCON Technology Co. Ltd., Class A	111,185	618,162
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	257,500	863,667
TCL Technology Group Corp., Class A	2,832,760	1,560,134
Unisplendour Corp. Ltd., Class A	397,627	1,106,983
Universal Scientific Industrial Shanghai Co. Ltd., Class A	257,500	576,517
Wingtech Technology Co. Ltd., Class A	154,500	569,417
Wuhan Guide Infrared Co. Ltd., Class A	670,664	565,339
WUS Printed Circuit Kunshan Co. Ltd., Class A	259,118	1,198,362
Zhejiang Dahua Technology Co. Ltd., Class A	466,700	901,759
		52,739,899
Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	4,712,000	4,415,764
CNOOC Energy Technology & Services Ltd., Class A	772,500	468,595
Offshore Oil Engineering Co. Ltd., Class A	703,698	544,588
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	154,592	640,417
		6,069,364
Entertainment — 2.6%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	309,000	607,159
Beijing Enlight Media Co. Ltd., Class A	394,600	395,012
Bilibili Inc., Class Z(a)(c)	545,905	7,864,889
China Ruyi Holdings Ltd.(a)(c)	14,424,000	4,168,179
iQIYI Inc., ADR(a)	1,101,585	2,368,408
Kingsoft Corp. Ltd.	2,165,200	5,920,148
Kunlun Tech Co. Ltd., Class A	156,900	601,519
Mango Excellent Media Co. Ltd., Class A	257,580	702,577
NetEase Inc.	4,480,560	72,023,267
Tencent Music Entertainment Group, Class A, ADR	1,755,120	18,323,453
Wanda Film Holding Co. Ltd., Class A(a)	262,900	363,453
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,030,098	474,190
		113,812,254
Financial Services — 0.1%
Far East Horizon Ltd.	4,576,000	3,198,235
Food Products — 1.1%
Angel Yeast Co. Ltd., Class A	154,511	680,115
Anjoy Foods Group Co. Ltd., Class A	52,100	557,891
China Feihe Ltd.(b)	8,270,000	4,427,294
China Mengniu Dairy Co. Ltd.	7,094,000	11,951,498
Foshan Haitian Flavouring & Food Co. Ltd., Class A	618,145	3,214,700
Guangdong Haid Group Co. Ltd., Class A	240,097	1,308,848

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Food Products (continued)
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	157,700	$412,285
Heilongjiang Agriculture Co. Ltd., Class A	154,500	280,513
Henan Shuanghui Investment & Development Co. Ltd., Class A	522,708	1,710,037
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	875,523	2,791,603
Muyuan Foods Co. Ltd., Class A(a)	774,068	4,203,959
New Hope Liuhe Co. Ltd., Class A(a)	669,599	850,490
Tingyi Cayman Islands Holding Corp.	4,120,000	5,518,065
Want Want China Holdings Ltd.	10,816,000	6,255,631
Wens Foodstuffs Group Co. Ltd., Class A	927,016	2,228,369
Yihai Kerry Arawana Holdings Co. Ltd., Class A	258,077	939,176
		47,330,474
Gas Utilities — 0.9%
Beijing Enterprises Holdings Ltd.	1,030,000	3,329,184
China Gas Holdings Ltd.	6,180,000	5,216,620
China Resources Gas Group Ltd.	2,123,900	7,139,536
ENN Energy Holdings Ltd.	1,854,000	11,936,651
ENN Natural Gas Co. Ltd., Class A	411,500	1,025,739
Kunlun Energy Co. Ltd.	9,292,000	9,288,203
		37,935,933
Ground Transportation — 0.2%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	6,746,500	5,161,918
Daqin Railway Co. Ltd., Class A	2,369,000	2,041,910
		7,203,828
Health Care Equipment & Supplies — 0.3%
Autobio Diagnostics Co. Ltd., Class A	103,800	597,702
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	173,600	808,917
Lepu Medical Technology Beijing Co. Ltd., Class A	311,151	439,667
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,768,000	3,277,060
Shanghai United Imaging Healthcare Co. Ltd., Class A, NVS	121,515	1,809,665
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	167,495	5,910,513
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	103,700	978,229
		13,821,753
Health Care Providers & Services — 0.3%
Aier Eye Hospital Group Co. Ltd., Class A	1,237,610	1,689,418
China National Medicines Corp. Ltd., Class A	103,000	427,765
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	206,095	835,884
Huadong Medicine Co. Ltd., Class A	257,580	1,068,317
Jointown Pharmaceutical Group Co. Ltd., Class A	552,945	364,085
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	463,997	1,216,357
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,493,500	2,060,423
Sinopharm Group Co. Ltd., Class H	3,094,400	7,161,269
		14,823,518
Hotels, Restaurants & Leisure — 6.9%
H World Group Ltd., ADR	474,830	14,453,825
Haidilao International Holding Ltd.(b)	4,120,000	6,855,962
Meituan, Class B(a)(b)	11,587,540	175,335,676
Tongcheng Travel Holdings Ltd.	2,887,200	5,352,798
TravelSky Technology Ltd., Class H	2,060,000	2,547,389
Trip.com Group Ltd.(a)	1,287,534	60,646,666
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Yum China Holdings Inc.	907,430	$30,680,208
		295,872,524
Household Durables — 0.8%
Beijing Roborock Technology Co. Ltd., Class A	18,526	591,092
Ecovacs Robotics Co. Ltd., Class A	103,400	584,756
Gree Electric Appliances Inc. of Zhuhai, Class A	362,429	2,025,897
Haier Smart Home Co. Ltd., Class A	927,046	3,223,092
Haier Smart Home Co. Ltd., Class A	5,562,000	16,995,797
Hang Zhou Great Star Industrial Co. Ltd., Class A	159,900	601,584
Hisense Home Appliances Group Co. Ltd., Class A	309,067	1,059,472
Hisense Home Appliances Group Co. Ltd., Class H(c)	1,030,136	2,656,020
Hisense Visual Technology Co. Ltd., Class A	159,900	353,015
Midea Group Co. Ltd., Class A	515,000	4,698,280
Oppein Home Group Inc., Class A	51,520	321,535
Zhejiang Supor Co. Ltd., Class A	51,596	362,473
		33,473,013
Independent Power and Renewable Electricity Producers — 1.7%
CGN Power Co. Ltd., Class A	2,111,500	1,423,556
CGN Power Co. Ltd., Class H(b)	24,791,000	10,098,891
China Longyuan Power Group Corp. Ltd., Class H	7,218,000	5,607,342
China National Nuclear Power Co. Ltd., Class A	2,626,576	4,051,604
China Power International Development Ltd.	10,300,000	4,704,370
China Resources Power Holdings Co. Ltd.	4,456,599	12,083,172
China Three Gorges Renewables Group Co. Ltd., Class A	4,063,426	2,617,061
China Yangtze Power Co. Ltd., Class A	3,399,041	14,087,650
Datang International Power Generation Co. Ltd., Class A	1,778,200	682,098
GD Power Development Co. Ltd., Class A	2,523,500	1,904,528
Huadian Power International Corp. Ltd., Class A	1,236,000	967,702
Huaneng Lancang River Hydropower Inc., Class A	824,000	1,277,483
Huaneng Power International Inc., Class A	1,030,252	1,007,490
Huaneng Power International Inc., Class H	10,304,000	5,956,770
SDIC Power Holdings Co. Ltd., Class A	1,046,800	2,274,127
Shanghai Electric Power Co. Ltd., Class A	308,930	372,792
Shenergy Co. Ltd., Class A	650,338	718,724
Shenzhen Energy Group Co. Ltd., Class A	721,080	600,051
Sichuan Chuantou Energy Co. Ltd., Class A	706,062	1,713,175
Wintime Energy Group Co. Ltd., Class A, NVS(a)	2,436,900	381,585
Zhejiang Zheneng Electric Power Co. Ltd., Class A	1,572,200	1,372,868
		73,903,039
Industrial Conglomerates — 0.4%
CITIC Ltd.	13,401,000	13,299,491
Fosun International Ltd.	5,665,000	2,931,330
		16,230,821
Insurance — 4.0%
China Life Insurance Co. Ltd., Class A	412,005	1,937,876
China Life Insurance Co. Ltd., Class H	17,056,000	25,626,101
China Pacific Insurance Group Co. Ltd., Class A	978,547	4,083,618
China Pacific Insurance Group Co. Ltd., Class H	6,091,800	15,788,775
China Taiping Insurance Holdings Co. Ltd.	3,399,124	4,395,310
New China Life Insurance Co. Ltd., Class A	345,676	1,607,269
New China Life Insurance Co. Ltd., Class H	1,905,500	4,124,299
People's Insurance Co. Group of China Ltd. (The), Class A	1,376,100	1,162,883
People's Insurance Co. Group of China Ltd. (The), Class H	20,085,000	7,579,912
PICC Property & Casualty Co. Ltd., Class H	16,240,462	21,032,956
Ping An Insurance Group Co. of China Ltd., Class A	1,493,543	9,255,340
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Insurance (continued)
Ping An Insurance Group Co. of China Ltd., Class H	15,707,500	$74,363,045
		170,957,384
Interactive Media & Services — 19.3%
Autohome Inc., ADR	157,590	3,964,962
Baidu Inc., Class A(a)	5,304,506	55,969,502
Kanzhun Ltd., ADR	613,880	7,648,945
Kuaishou Technology(a)(b)	5,459,000	27,864,249
Tencent Holdings Ltd.	15,244,000	739,332,643
		834,780,301
IT Services — 0.0%
Isoftstone Information Technology Group Co. Ltd., Class A, NVS	154,500	741,687
Range Intelligent Computing Technology Group Co. Ltd., Class A	206,000	694,830
		1,436,517
Life Sciences Tools & Services — 0.5%
Genscript Biotech Corp.(a)(c)	3,120,000	4,706,297
Hangzhou Tigermed Consulting Co. Ltd., Class A	51,537	368,956
Pharmaron Beijing Co. Ltd., Class A	197,925	556,131
WuXi AppTec Co. Ltd., Class A	378,217	2,081,066
WuXi AppTec Co. Ltd., Class H(b)(c)	772,581	3,370,984
Wuxi Biologics Cayman Inc.(a)(b)	8,240,000	11,728,788
		22,812,222
Machinery — 1.1%
China CSSC Holdings Ltd., Class A	618,000	3,344,710
CRRC Corp. Ltd., Class A	3,100,510	3,120,056
CRRC Corp. Ltd., Class H	10,739,000	6,505,008
FAW Jiefang Group Co. Ltd., Class A	360,500	392,471
Haitian International Holdings Ltd.	1,545,000	4,316,535
Jiangsu Hengli Hydraulic Co. Ltd., Class A	172,256	1,236,367
Ningbo Deye Technology Co. Ltd., Class A, NVS	77,568	989,737
Sany Heavy Industry Co. Ltd., Class A	1,127,093	2,558,081
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	105,700	585,544
Shenzhen Inovance Technology Co. Ltd., Class A	206,030	1,255,224
Sinotruk Hong Kong Ltd.	1,543,000	3,858,588
Tian Di Science & Technology Co. Ltd., Class A	412,000	325,473
Weichai Power Co. Ltd., Class A	772,568	1,411,975
Weichai Power Co. Ltd., Class H	4,646,000	7,106,220
XCMG Construction Machinery Co. Ltd., Class A	1,720,699	1,544,215
Yutong Bus Co. Ltd., Class A	325,200	977,434
Zhejiang Dingli Machinery Co. Ltd., Class A	68,809	469,208
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	261,500	638,856
Zhuzhou CRRC Times Electric Co. Ltd.	1,239,600	4,280,966
Zhuzhou CRRC Times Electric Co. Ltd., Class A, NVS	100,492	658,464
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,030,016	918,082
		46,493,214
Marine Transportation — 0.4%
Cosco Shipping Holdings Co. Ltd., Class A	1,802,570	3,181,712
Cosco Shipping Holdings Co. Ltd., Class H	6,711,600	9,222,263
Orient Overseas International Ltd.	368,500	5,100,493
		17,504,468
Media — 0.1%
China Literature Ltd.(a)(b)(c)	929,200	2,920,156
Focus Media Information Technology Co. Ltd., Class A	2,163,038	1,743,886
Security	Shares	Value
Media (continued)
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	309,000	$462,857
		5,126,899
Metals & Mining — 2.3%
Aluminum Corp. of China Ltd., Class A	1,699,500	1,628,327
Aluminum Corp. of China Ltd., Class H	9,270,000	5,779,150
Baoshan Iron & Steel Co. Ltd., Class A	3,090,693	2,596,892
Chifeng Jilong Gold Mining Co. Ltd., Class A	214,100	523,646
China Hongqiao Group Ltd.(c)	6,711,000	9,151,987
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	515,000	1,222,515
China Rare Earth Resources & Technology Co. Ltd., Class A	148,450	464,904
Citic Pacific Special Steel Group Co. Ltd., Class A	412,000	668,677
CMOC Group Ltd., Class A	2,369,000	2,493,570
CMOC Group Ltd., Class H	8,943,000	7,259,672
GEM Co. Ltd., Class A	566,500	477,083
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	309,000	653,082
Huaibei Mining Holdings Co. Ltd., Class A	379,400	773,920
Hunan Valin Steel Co. Ltd., Class A	917,400	514,300
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	6,901,092	1,400,542
JCHX Mining Management Co. Ltd., Class A	51,500	296,130
Jiangxi Copper Co. Ltd., Class A	310,600	887,154
Jiangxi Copper Co. Ltd., Class H	2,575,000	4,322,076
Jinduicheng Molybdenum Co. Ltd., Class A	523,000	726,246
MMG Ltd.(a)	8,755,200	2,488,801
Nanjing Iron & Steel Co. Ltd., Class A	669,500	399,504
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	1,335,300	437,585
Shandong Gold Mining Co. Ltd., Class A	463,591	1,765,638
Shandong Gold Mining Co. Ltd., Class H(b)	1,762,250	3,389,323
Shandong Nanshan Aluminum Co. Ltd., Class A	2,060,000	1,065,250
Shanjin International Gold Co. Ltd., Class A	412,700	933,533
Tianshan Aluminum Group Co. Ltd., Class A	669,500	639,893
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,870,600	817,415
Western Mining Co. Ltd., Class A	325,200	716,104
Western Superconducting Technologies Co. Ltd., Class A	130,764	662,786
Xiamen Tungsten Co. Ltd., Class A	154,500	369,536
Yunnan Aluminium Co. Ltd., Class A	425,500	722,374
Yunnan Chihong Zinc&Germanium Co. Ltd., Class A	840,800	596,139
Yunnan Tin Co. Ltd., Class A	206,000	403,810
Zhaojin Mining Industry Co. Ltd., Class H(c)	3,597,000	5,884,175
Zhejiang Huayou Cobalt Co. Ltd., Class A	243,606	792,745
Zhongjin Gold Corp. Ltd., Class A	733,800	1,393,194
Zijin Mining Group Co. Ltd., Class A	2,884,017	6,483,007
Zijin Mining Group Co. Ltd., Class H	13,390,000	26,934,830
		98,735,515
Oil, Gas & Consumable Fuels — 3.8%
China Coal Energy Co. Ltd., Class H	4,637,000	5,528,206
China Merchants Energy Shipping Co. Ltd., Class A	1,108,500	1,174,373
China Petroleum & Chemical Corp., Class A	4,429,088	4,247,656
China Petroleum & Chemical Corp., Class H	56,651,000	38,282,005
China Shenhua Energy Co. Ltd., Class A	927,152	5,295,927
China Shenhua Energy Co. Ltd., Class H	7,730,500	33,223,359
Cosco Shipping Energy Transportation Co. Ltd., Class A	412,000	848,556

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Cosco Shipping Energy Transportation Co. Ltd., Class H	3,090,000	$3,395,996
Guanghui Energy Co. Ltd., Class A	927,145	779,471
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	309,000	752,336
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,471,100	4,682,003
PetroChina Co. Ltd., Class A	2,987,092	3,761,183
PetroChina Co. Ltd., Class H	48,410,000	43,661,793
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	309,000	404,953
Shaanxi Coal Industry Co. Ltd., Class A	1,339,189	4,649,314
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	515,400	524,216
Shanxi Coking Coal Energy Group Co. Ltd., Class A	824,000	926,692
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	412,000	830,266
Yankuang Energy Group Co. Ltd., Class A	877,265	1,757,314
Yankuang Energy Group Co. Ltd., Class H	7,155,500	9,272,594
		163,998,213
Paper & Forest Products — 0.0%
Shandong Sun Paper Industry JSC Ltd., Class A	309,000	549,287
Passenger Airlines — 0.2%
Air China Ltd., Class A(a)	1,493,514	1,466,209
China Eastern Airlines Corp. Ltd., Class A(a)	2,523,596	1,346,527
China Southern Airlines Co. Ltd., Class A(a)	1,596,534	1,281,006
Hainan Airlines Holding Co. Ltd., Class A(a)	6,241,422	932,210
Juneyao Airlines Co. Ltd., Class A	309,000	454,931
Spring Airlines Co. Ltd., Class A	156,900	1,115,564
		6,596,447
Personal Care Products — 0.2%
By-health Co. Ltd., Class A	159,900	254,403
Giant Biogene Holding Co. Ltd.(b)	721,000	3,806,150
Hengan International Group Co. Ltd.	1,545,000	4,948,615
		9,009,168
Pharmaceuticals — 1.2%
Asymchem Laboratories Tianjin Co. Ltd., Class A	51,720	462,398
Beijing Tongrentang Co. Ltd., Class A	206,688	1,024,312
Changchun High-Tech Industry Group Co. Ltd., Class A	51,896	602,454
China Resources Pharmaceutical Group Ltd.(b)	4,368,000	3,075,521
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	207,782	1,316,966
CSPC Innovation Pharmaceutical Co. Ltd., Class A	176,660	599,059
CSPC Pharmaceutical Group Ltd.	19,592,400	12,029,143
Dong-E-E-Jiao Co. Ltd., Class A	103,079	725,170
Hansoh Pharmaceutical Group Co. Ltd.(b)	2,896,000	7,386,194
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	103,000	427,797
Humanwell Healthcare Group Co. Ltd., Class A	257,800	728,733
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	875,580	5,431,350
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	156,900	563,208
Livzon Pharmaceutical Group Inc., Class A	51,500	261,091
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	309,084	981,922
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	154,531	656,440
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	232,542	506,078
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	206,065	888,989
Sino Biopharmaceutical Ltd.	24,205,000	9,935,802
Yunnan Baiyao Group Co. Ltd., Class A	233,342	1,776,420
Security	Shares	Value
Pharmaceuticals (continued)
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	87,209	$2,560,849
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	206,399	490,029
		52,429,925
Real Estate Management & Development — 1.9%
C&D International Investment Group Ltd.(c)	1,546,000	2,490,482
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,251,633	1,626,434
China Overseas Land & Investment Ltd.	8,755,000	13,763,473
China Resources Land Ltd.	7,467,665	20,927,229
China Resources Mixc Lifestyle Services Ltd.(b)	1,546,600	5,089,078
China Vanke Co. Ltd., Class A(a)	1,442,728	1,368,775
China Vanke Co. Ltd., Class H(a)(c)	5,098,531	2,668,773
Country Garden Holdings Co. Ltd.(a)(c)(d)	24,550,000	755,598
Hainan Airport Infrastructure Co. Ltd., Class A, NVS(a)	1,879,600	836,544
KE Holdings Inc., ADR	1,511,525	22,431,031
Longfor Group Holdings Ltd.(b)	4,616,000	5,161,665
Poly Developments and Holdings Group Co. Ltd., Class A	1,648,075	1,878,011
Shanghai Lingang Holdings Corp. Ltd., Class A	257,500	322,319
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	206,000	506,505
Youngor Fashion Co. Ltd., Class A	582,700	594,451
		80,420,368
Semiconductors & Semiconductor Equipment — 1.2%
ACM Research Shanghai Inc., Class A	38,625	498,366
Advanced Micro-Fabrication Equipment Inc./China, Class A	103,188	1,970,398
Amlogic Shanghai Co. Ltd., Class A	30,394	233,038
Cambricon Technologies Corp. Ltd., Class A(a)	51,979	1,892,666
China Resources Microelectronics Ltd., Class A	206,612	1,010,303
Flat Glass Group Co. Ltd., Class A	257,500	612,761
GalaxyCore Inc., Class A, NVS	297,962	463,670
GCL Technology Holdings Ltd.(a)	49,955,000	7,398,168
GigaDevice Semiconductor Inc., Class A(a)	113,087	1,156,455
Hangzhou First Applied Material Co. Ltd., Class A	361,530	784,898
Hangzhou Silan Microelectronics Co. Ltd., Class A(a)	206,000	550,248
Hua Hong Semiconductor Ltd.(b)	1,311,000	2,855,947
Hygon Information Technology Co. Ltd., Class A, NVS	281,114	3,159,731
Ingenic Semiconductor Co. Ltd., Class A	51,900	341,808
JA Solar Technology Co. Ltd., Class A	463,896	646,556
JCET Group Co. Ltd., Class A	267,600	1,235,038
Jinko Solar Co. Ltd., Class A	1,854,098	1,881,609
LONGi Green Energy Technology Co. Ltd., Class A	1,030,023	2,005,545
Montage Technology Co. Ltd., Class A	185,001	1,375,674
National Silicon Industry Group Co. Ltd., Class A	418,400	867,680
NAURA Technology Group Co. Ltd., Class A	73,900	3,323,796
Piotech Inc., Class A, NVS	37,595	682,974
Rockchip Electronics Co. Ltd., Class A	52,300	395,932
Sanan Optoelectronics Co. Ltd., Class A	732,200	1,079,048
SG Micro Corp., Class A	51,530	529,811
Shenzhen Goodix Technology Co. Ltd., Class A	51,500	460,944
Suzhou Maxwell Technologies Co. Ltd., Class A	52,247	601,832
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	566,572	657,800
Tianshui Huatian Technology Co. Ltd., Class A	566,529	637,336
TongFu Microelectronics Co. Ltd., Class A	245,296	691,467
Tongwei Co. Ltd., Class A	618,099	1,653,068
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Trina Solar Co. Ltd., Class A	310,313	$755,684
Unigroup Guoxin Microelectronics Co. Ltd., Class A	104,853	704,048
Will Semiconductor Co. Ltd. Shanghai, Class A	169,245	2,158,217
Xinjiang Daqo New Energy Co. Ltd., Class A	208,850	532,916
Xinyi Solar Holdings Ltd.	11,330,000	4,393,383
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	206,393	689,103
		50,887,918
Software — 0.4%
360 Security Technology Inc., Class A	928,921	919,173
Beijing Kingsoft Office Software Inc., Class A	64,247	1,647,049
China National Software & Service Co. Ltd., Class A(a)	137,435	596,114
Empyrean Technology Co. Ltd., Class A, NVS	51,500	535,723
Hundsun Technologies Inc., Class A	257,540	592,084
Iflytek Co. Ltd., Class A	346,662	1,686,521
Kingdee International Software Group Co. Ltd.(a)	7,210,000	5,645,361
Shanghai Baosight Software Co. Ltd., Class A	287,100	1,185,683
Shanghai Baosight Software Co. Ltd., Class B	1,700,079	2,549,818
Yonyou Network Technology Co. Ltd., Class A(a)	463,512	568,940
		15,926,466
Specialty Retail — 0.4%
China Tourism Group Duty Free Corp. Ltd., Class A	259,024	2,223,532
Chow Tai Fook Jewellery Group Ltd.	4,553,000	3,856,602
HLA Group Corp. Ltd., Class A	585,400	491,207
Pop Mart International Group Ltd.(b)	1,236,000	7,237,555
Topsports International Holdings Ltd.(b)	4,635,000	1,716,752
Zhongsheng Group Holdings Ltd.	2,060,000	2,344,718
		17,870,366
Technology Hardware, Storage & Peripherals — 2.7%
Anker Innovations Technology Co. Ltd., Class A	52,230	464,156
China Greatwall Technology Group Co. Ltd., Class A(a)	412,000	466,260
GRG Banking Equipment Co. Ltd., Class A	463,500	615,117
IEIT Systems Co. Ltd., Class A	206,016	940,828
Lenovo Group Ltd.	18,562,000	22,665,321
Ninestar Corp., Class A(a)	206,026	724,088
Shenzhen Transsion Holdings Co. Ltd., Class A	168,163	1,897,801
Xiaomi Corp., Class B(a)(b)	35,844,000	88,370,349
		116,143,920
Textiles, Apparel & Luxury Goods — 1.4%
ANTA Sports Products Ltd.	2,987,000	29,141,693
Bosideng International Holdings Ltd.	9,166,000	4,502,011
Li Ning Co. Ltd.	5,407,500	10,037,175
Shenzhou International Group Holdings Ltd.	1,909,500	15,596,277
		59,277,156
Tobacco — 0.1%
Smoore International Holdings Ltd.(b)(c)	4,138,000	4,774,335
Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(b)	464,600	4,003,837
Cosco Shipping Development Co. Ltd., Class A	927,000	308,386
Shanxi Coal International Energy Group Co. Ltd., Class A	309,000	503,903
Xiamen C & D Inc., Class A	362,488	371,760
		5,187,886
Security	Shares	Value
Transportation Infrastructure — 0.3%
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	721,000	$1,224,594
China Merchants Port Holdings Co. Ltd.	3,112,000	4,658,736
Guangzhou Baiyun International Airport Co. Ltd., Class A	366,100	470,393
Jiangsu Expressway Co. Ltd., Class H	3,104,000	3,061,089
Shanghai International Airport Co. Ltd., Class A	154,799	722,306
Shanghai International Port Group Co. Ltd., Class A	1,133,077	945,139
Zhejiang Expressway Co. Ltd., Class H	4,515,000	2,906,132
		13,988,389
Water Utilities — 0.2%
Beijing Enterprises Water Group Ltd.(c)	9,270,000	2,708,096
Guangdong Investment Ltd.	7,210,000	4,074,223
		6,782,319
Wireless Telecommunication Services — 0.1%
China United Network Communications Ltd., Class A	4,379,527	2,865,460
Total Common Stocks — 99.7% (Cost: $5,648,225,229)		4,306,625,899
Rights
Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(a)	76,761	—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.7% (Cost: $5,648,225,229)		4,306,625,899
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(e)(f)(g)	40,872,001	40,896,524
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(e)(f)	2,560,000	2,560,000
Total Short-Term Securities — 1.0% (Cost: $43,406,865)		43,456,524
Total Investments — 100.7% (Cost: $5,691,632,094)		4,350,082,423
Liabilities in Excess of Other Assets — (0.7)%		(28,510,577)
Net Assets — 100.0%		$4,321,571,846

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$171,191,589	$—	$(130,276,127)(a)	$19,279	$(38,217)	$40,896,524	40,872,001	$1,440,141 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,840,000	—	(5,280,000)(a)	—	—	2,560,000	2,560,000	372,324	—
				$19,279	$(38,217)	$43,456,524		$1,812,465	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	637	09/20/24	$13,911	$(634,434)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$634,434	$—	$—	$—	$634,434

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(8,123,977)	$—	$—	$—	$(8,123,977)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(668,168)	$—	$—	$—	$(668,168)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$21,816,522
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$399,464,067	$3,906,406,234	$755,598	$4,306,625,899
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	43,456,524	—	—	43,456,524
	$442,920,591	$3,906,406,234	$755,598	$4,350,082,423
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(634,434)	$—	$(634,434)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.2%
Hangzhou SF Intra-City Industrial Co. Ltd.(a)(b)(c)	70,400	$97,143
Automobile Components — 2.2%
Huazhong In-Vehicle Holdings Co. Ltd.(c)	264,000	76,175
Minth Group Ltd.(b)(c)	352,000	558,988
Nexteer Automotive Group Ltd.	396,000	139,151
Tianneng Power International Ltd.(c)	316,000	225,019
Weifu High-Technology Group Co. Ltd.	66,000	98,859
		1,098,192
Automobiles — 1.6%
BAIC Motor Corp. Ltd., Class H(a)(c)	814,068	192,136
Brilliance China Automotive Holdings Ltd.	1,408,000	587,021
		779,157
Beverages — 0.5%
China Foods Ltd.	352,000	116,012
China Huiyuan Juice Group Ltd.(d)	81,000	—
Yantai Changyu Pioneer Wine Co. Ltd.	101,200	111,352
		227,364
Biotechnology — 6.5%
3SBio Inc.(a)	902,000	698,968
AIM Vaccine Co. Ltd., NVS(b)	123,200	71,255
Ascentage Pharma Group International(a)(b)(c)	101,200	429,069
CanSino Biologics Inc., Class H(a)(b)(c)	44,000	102,567
Everest Medicines Ltd.(a)(b)(c)	88,386	233,885
InnoCare Pharma Ltd.(a)(b)	264,000	167,924
Keymed Biosciences Inc.(a)(b)(c)	88,000	395,488
Lepu Biopharma Co. Ltd.(a)(b)(c)	308,000	101,116
Remegen Co. Ltd.(a)(b)	88,000	140,614
Shanghai Haohai Biological Technology Co. Ltd., Class H(a)	18,480	74,602
Untrade Cteg(d)	600,000	1
Zai Lab Ltd.(b)(c)	413,600	814,215
		3,229,704
Building Products — 0.6%
China Lesso Group Holdings Ltd.	484,000	172,263
China State Construction Development Holdings Ltd.	352,000	90,282
Triumph New Energy Co. Ltd., Class H (b)(c)	102,000	51,668
		314,213
Capital Markets — 1.4%
Bairong Inc. (a)(b)	110,000	115,469
China Everbright Ltd.	440,000	197,078
China Renaissance Holdings Ltd.(a)(b)(c)(d)	162,800	88,946
Noah Holdings Ltd., ADR	18,216	150,829
Up Fintech Holding Ltd., ADR(b)	41,800	152,152
		704,474
Chemicals — 3.6%
China BlueChemical Ltd., Class H	704,000	175,147
China Risun Group Ltd.(c)	616,000	228,488
China XLX Fertiliser Ltd.	264,000	123,845
Dongyue Group Ltd.	616,000	446,409
Fufeng Group Ltd.	659,600	370,369
Global New Material International Holdings Ltd.(b)(c)	264,000	134,132
Huabao International Holdings Ltd.	352,000	104,727
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	189,293	94,321
Sinofert Holdings Ltd.	968,000	125,687
Untradelumena Newmat, NVS(d)	21,700	—
		1,803,125
Commercial Services & Supplies — 2.0%
Binjiang Service Group Co. Ltd.	44,359	96,813
Security	Shares	Value
Commercial Services & Supplies (continued)
China Everbright Environment Group Ltd.	1,716,000	$785,590
Zonqing Environmental Ltd.(c)	120,000	134,807
		1,017,210
Communications Equipment — 0.2%
Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(a)(c)	88,000	91,131
Construction & Engineering — 2.5%
China Conch Venture Holdings Ltd.	660,000	513,919
Greentown Management Holdings Co. Ltd.(a)	269,000	97,080
Sinopec Engineering Group Co. Ltd., Class H	660,000	451,425
Xinte Energy Co. Ltd.(b)(c)	176,000	157,606
		1,220,030
Construction Materials — 1.0%
China Resources Building Materials Technology Holdings Ltd.	1,144,000	224,794
CSG Holding Co. Ltd., Class B	514,847	149,216
MH Development Ltd.(d)	112,000	—
West China Cement Ltd.	880,000	98,976
		472,986
Consumer Finance — 1.1%
FinVolution Group, ADR	50,292	266,548
Lufax Holding Ltd., ADR	92,928	210,946
Yixin Group Ltd.(a)	902,000	85,058
		562,552
Consumer Staples Distribution & Retail — 2.0%
Chongqing Hongjiu Fruit Co. Ltd.(b)(d)	211,280	42,430
East Buy Holding Ltd.(a)(b)(c)	198,000	327,524
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	255,200	329,320
Sipai Health Technology Co. Ltd., NVS(b)	123,200	94,322
Sun Art Retail Group Ltd.(c)	1,100,000	196,928
		990,524
Containers & Packaging — 0.2%
CPMC Holdings Ltd.	132,000	120,188
Distributors — 0.4%
China Tobacco International HK Co. Ltd.(c)	92,000	196,240
Diversified Consumer Services — 2.6%
China Chunlai Education Group Co. Ltd.(c)	123,000	72,398
China East Education Holdings Ltd.(a)(c)	242,000	73,189
China Education Group Holdings Ltd.(c)	528,000	297,128
China New Higher Education Group Ltd.(a)	12,000	2,312
Fenbi Ltd., NVS(b)	374,000	128,059
Fu Shou Yuan International Group Ltd.	660,000	334,453
Gaotu Techedu Inc., ADR(b)	20,768	66,042
Tianli International Holdings Ltd.(c)	572,000	315,823
		1,289,404
Diversified REITs — 0.3%
Yuexiu REIT	1,144,000	140,467
Electrical Equipment — 0.6%
China Fiber Optic Network System Group Ltd.(d)	181,600	—
Hangzhou Steam Turbine Power Group Co. Ltd., Class B	198,012	176,859
Harbin Electric Co. Ltd., Class H	352,000	105,970
Trony Solar Holdings Co. Ltd.(d)	216,000	—
		282,829
Electronic Equipment, Instruments & Components — 3.0%
Anxin-China Holdings Ltd.(d)	672,000	1
BOE Varitronix Ltd.	132,000	78,502
FIH Mobile Ltd. (b)(c)	1,452,000	152,385
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Kingboard Holdings Ltd.	308,000	$625,379
Kingboard Laminates Holdings Ltd.	440,000	349,424
Q Technology Group Co. Ltd.(b)	220,000	133,441
Wasion Holdings Ltd.	232,000	168,816
		1,507,948
Energy Equipment & Services — 0.2%
Dalipal Holdings Ltd.(c)	176,000	88,476
Entertainment — 3.1%
Alibaba Pictures Group Ltd.(b)	5,280,000	249,505
Cloud Music Inc.(a)(b)	30,800	385,899
HUYA Inc., ADR	35,816	149,353
iDreamSky Technology Holdings Ltd.(a)(b)(c)	440,000	123,900
Maoyan Entertainment(a)(b)(c)	158,400	124,958
NetDragon Websoft Holdings Ltd.(c)	132,000	177,991
Untrade SMI Holdings(d)	267,200	—
XD Inc.(b)(c)	132,000	332,837
		1,544,443
Financial Services — 1.3%
CSSC Hong Kong Shipping Co. Ltd.	528,000	102,921
Genertec Universal Medical Group Co. Ltd.(a)	396,000	226,203
Haitong UniTrust International Leasing Co. Ltd., Class H(a)	704,000	78,545
SY Holdings Group Ltd.	198,000	137,370
Yeahka Ltd.(b)(c)	70,400	96,602
		641,641
Food Products — 2.3%
China Modern Dairy Holdings Ltd.(c)	1,276,000	107,955
COFCO Joycome Foods Ltd.(b)(c)	1,276,000	246,848
Star Plus Legend Holdings Ltd., Class H, NVS(b)(c)	88,000	115,561
Weilong Delicious Global Holdings Ltd., NVS	220,000	202,943
Yihai International Holding Ltd.	234,820	351,114
Zhou Hei Ya International Holdings Co. Ltd.(a)	484,000	92,782
		1,117,203
Gas Utilities — 0.8%
Towngas Smart Energy Co. Ltd.	484,000	180,620
Zhongyu Energy Holdings Ltd.(b)(c)	396,000	234,112
		414,732
Ground Transportation — 0.7%
ANE Cayman Inc.(b)	286,000	282,413
Canggang Railway Ltd., NVS	616,000	53,373
		335,786
Health Care Equipment & Supplies — 3.1%
AK Medical Holdings Ltd.(a)(c)	236,000	132,103
Angelalign Technology Inc.(a)	23,400	163,563
Kangji Medical Holdings Ltd.	176,000	129,722
Lifetech Scientific Corp. (b)	1,408,000	253,934
MicroPort NeuroScientific Corp., NVS(c)	104,000	102,251
Microport Scientific Corp.(b)(c)	378,400	238,501
Shanghai Conant Optical Co. Ltd.	110,000	183,385
Shanghai MicroPort MedBot Group Co. Ltd.(b)	132,000	120,306
Untrade Hosa International Ltd.(d)	220,000	—
Venus MedTech Hangzhou Inc., Class H(a)(b)(d)	176,000	100,961
Zylox-Tonbridge Medical Technology Co. Ltd.(a)(b)	66,000	92,979
		1,517,705
Health Care Providers & Services — 3.2%
Adicon Holdings Ltd., NVS(b)(c)	88,000	101,567
China Resources Medical Holdings Co. Ltd.(c)	396,000	179,908
Gushengtang Holdings Ltd.(c)	74,800	369,789
Hygeia Healthcare Holdings Co. Ltd.(a)(b)	176,000	440,992
Security	Shares	Value
Health Care Providers & Services (continued)
Jinxin Fertility Group Ltd.(a)(c)	968,000	$292,480
New Horizon Health Ltd.(a)(b)(c)(d)	132,000	215,424
		1,600,160
Health Care Technology — 0.4%
Medlive Technology Co. Ltd.(a)	101,500	105,046
Yidu Tech Inc. (a)(b)(c)	264,000	112,009
		217,055
Hotels, Restaurants & Leisure — 2.1%
Atour Lifestyle Holdings Ltd., ADR	15,708	298,767
China Travel International Investment Hong Kong Ltd.(c)	880,000	112,753
DPC Dash Ltd., NVS(b)(c)	26,400	230,219
Haichang Ocean Park Holdings Ltd.(a)(b)	1,496,000	134,294
Helens International Holdings Co. Ltd.	109,000	24,983
Huangshan Tourism Development Co. Ltd., Class B	96,800	69,124
Jiumaojiu International Holdings Ltd.(a)(c)	440,000	145,290
Nayuki Holdings Ltd.(b)	242,000	44,893
		1,060,323
Household Durables — 1.2%
Chervon Holdings Ltd.	57,200	140,337
Skyworth Group Ltd.(c)	528,000	193,795
TCL Electronics Holdings Ltd.	396,000	236,652
		570,784
Household Products — 0.3%
Blue Moon Group Holdings Ltd.(a)	550,000	131,769
Independent Power and Renewable Electricity Producers — 2.0%
Beijing Jingneng Clean Energy Co. Ltd., Class H	704,000	170,525
Canvest Environmental Protection Group Co. Ltd.	220,000	121,598
CGN New Energy Holdings Co. Ltd.	616,000	166,294
China Datang Corp. Renewable Power Co. Ltd., Class H	1,100,000	277,439
Concord New Energy Group Ltd.	2,460,000	170,060
Xinyi Energy Holdings Ltd.(c)	968,000	94,039
		999,955
Industrial Conglomerates — 0.7%
CITIC Resources Holdings Ltd.	1,232,000	58,457
Shanghai Industrial Holdings Ltd.	202,632	295,290
		353,747
Insurance — 0.9%
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	330,000	426,224
Interactive Media & Services — 3.4%
Hello Group Inc., ADR	66,132	439,116
JOYY Inc., ADR	15,840	544,738
Meitu Inc.(a)(c)	1,364,000	412,234
Weibo Corp., ADR	39,600	296,208
		1,692,296
IT Services — 4.0%
Chinasoft International Ltd.	1,106,000	530,358
Digital China Holdings Ltd.	264,000	108,441
GDS Holdings Ltd.(b)(c)	475,200	1,009,850
INESA Intelligent Tech Inc., Class B	132,042	64,400
Kingsoft Cloud Holdings Ltd.(b)	968,980	156,718
National Agricultural Holdings Ltd., NVS(d)	108,900	—
Vnet Group Inc., ADR(b)	48,488	134,797
		2,004,564
Machinery — 2.2%
CIMC Enric Holdings Ltd.	331,193	266,386
First Tractor Co. Ltd., Class H	176,000	177,855
LK Technology Holdings Ltd.(c)	237,991	76,543

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery (continued)
Lonking Holdings Ltd.	880,000	$159,549
Sany Heavy Equipment International Holdings Co. Ltd.	528,000	304,590
Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	101,205	89,667
		1,074,590
Media — 0.5%
Mobvista Inc.(a)(b)	264,000	45,758
Xinhua Winshare Publishing and Media Co. Ltd., Class H	160,000	195,955
		241,713
Metals & Mining — 2.5%
China Metal Recycling Holdings Ltd.(d)	184,800	—
China Nonferrous Mining Corp Ltd.	616,000	432,548
China Oriental Group Co. Ltd.	528,000	76,296
Jinchuan Group International Resources Co. Ltd.	1,144,000	77,063
Maanshan Iron & Steel Co. Ltd., Class H(b)	616,000	78,997
Shougang Fushan Resources Group Ltd.(c)	888,000	296,205
Tiangong International Co. Ltd.	616,000	135,246
Untrade Real Gold Mining(d)	126,000	—
Wanguo International Mining Group Ltd.(c)	116,000	128,826
Youyuan International Holdings Ltd.(d)	120,000	—
		1,225,181
Oil, Gas & Consumable Fuels — 1.3%
CGN Mining Co. Ltd.(b)	1,240,000	245,384
Kinetic Development Group Ltd.	1,144,000	171,649
Sinopec Kantons Holdings Ltd.	440,000	244,488
		661,521
Paper & Forest Products — 0.9%
China Forestry Holdings Co. Ltd.(d)	306,000	—
Lee & Man Paper Manufacturing Ltd.	616,000	171,532
Nine Dragons Paper Holdings Ltd.(b)	748,000	291,407
Qunxing Paper Holdings Co. Ltd.(d)	148,000	—
Superb Summit International Group Ltd.(d)	2,975	—
		462,939
Personal Care Products — 0.3%
Shanghai Chicmax Cosmetic Co. Ltd., NVS(c)	30,800	150,094
Pharmaceuticals — 9.0%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(c)	117,000	126,502
China Animal Healthcare Ltd.(d)	140,000	—
China Medical System Holdings Ltd.(c)	616,000	560,480
China Shineway Pharmaceutical Group Ltd.	132,000	147,143
China Traditional Chinese Medicine Holdings Co. Ltd.(b)	1,408,000	765,590
Consun Pharmaceutical Group Ltd.	196,000	143,774
Grand Pharmaceutical Group Ltd.(c)	484,000	273,055
Hua Han Health Industry Holdings Ltd.(d)	505,580	1
HUTCHMED China Ltd.(b)(c)	264,165	935,413
Luye Pharma Group Ltd. (a)(b)(c)	968,000	377,731
Ocumension Therapeutics(a)(b)(c)	132,000	94,501
Shandong Xinhua Pharmaceutical Co. Ltd., Class H	88,000	60,063
Sihuan Pharmaceutical Holdings Group Ltd.(b)	1,936,000	133,494
Simcere Pharmaceutical Group Ltd.(a)	308,000	232,734
SSY Group Ltd.	616,000	305,717
Tong Ren Tang Technologies Co. Ltd., Class H	264,000	167,174
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(a)(b)	123,200	156,729
		4,480,101
Real Estate Management & Development — 10.7%
A-Living Smart City Services Co. Ltd.(a)(c)	297,000	96,830
C&D Property Management Group Co. Ltd.	220,000	71,066
Security	Shares	Value
Real Estate Management & Development (continued)
China Aoyuan Group Ltd.(b)	896,000	$16,761
China Jinmao Holdings Group Ltd.	2,816,000	254,764
China Overseas Grand Oceans Group Ltd.	792,000	154,473
China Overseas Property Holdings Ltd.(c)	610,000	369,909
Country Garden Services Holdings Co. Ltd.(c)	1,012,000	576,153
Evergrande Property Services Group Ltd.(a)(b)	2,508,000	234,789
Gemdale Properties & Investment Corp. Ltd.(c)	2,728,000	62,110
Greentown China Holdings Ltd.	462,000	364,287
Greentown Service Group Co. Ltd.	672,000	311,046
Hopson Development Holdings Ltd.(b)(c)	528,024	180,714
Jinke Smart Services Group Co. Ltd.(b)	61,600	66,270
Midea Real Estate Holding Ltd.(a)	132,000	126,282
Poly Property Group Co. Ltd.	968,000	162,237
Poly Property Services Co. Ltd., Class H	70,400	231,734
Radiance Holdings Group Co. Ltd.(b)(c)	396,000	128,990
Redco Properties Group Ltd.(a)(b)(c)(d)	704,000	42,155
Seazen Group Ltd.(b)	1,144,000	229,025
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	127,683	101,835
Shenzhen Investment Ltd.	1,232,000	123,244
Shoucheng Holdings Ltd.(c)	1,057,600	178,541
Shui On Land Ltd.	1,694,000	128,172
SOHO China Ltd.(b)(c)	968,000	77,957
Sunac China Holdings Ltd.(b)(c)	2,816,000	364,211
Sunac Services Holdings Ltd.(a)	792,000	170,627
Yuexiu Property Co. Ltd.	748,000	388,846
Yuexiu Services Group Ltd., NVS	220,000	87,633
		5,300,661
Semiconductors & Semiconductor Equipment — 1.3%
Daqo New Energy Corp., ADR(b)	24,464	360,355
JinkoSolar Holding Co. Ltd., ADR	16,016	306,546
		666,901
Software — 1.2%
AsiaInfo Technologies Ltd.(a)	123,200	81,998
Linklogis Inc.(a)(c)	374,000	73,008
Ming Yuan Cloud Group Holdings Ltd.(c)	396,000	96,610
Tuya Inc.(b)	105,116	162,930
Weimob Inc.(a)(b)(c)	1,144,000	184,755
		599,301
Specialty Retail — 0.2%
Boshiwa International Holding Ltd.(d)	67,000	—
China Meidong Auto Holdings Ltd.	352,000	78,308
		78,308
Technology Hardware, Storage & Peripherals — 0.4%
Legend Holdings Corp., Class H(a)(b)(c)	264,000	187,888
Textiles, Apparel & Luxury Goods — 1.7%
361 Degrees International Ltd.	396,000	178,170
China Lilang Ltd.(c)	176,000	93,343
China Longevity Group Co. Ltd.(b)(d)	96,000	—
Fuguiniao Co. Ltd.(d)	43,200	—
JNBY Design Ltd.	83,500	143,801
Xtep International Holdings Ltd.	682,000	451,216
		866,530
Tobacco — 0.5%
RLX Technology Inc., ADR	156,068	263,755
Trading Companies & Distributors — 0.4%
China Aircraft Leasing Group Holdings Ltd.	50,000	18,787
Huitongda Network Co. Ltd.(a)(b)	39,600	102,506
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Trading Companies & Distributors (continued)
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class B	88,000	$61,248
		182,541
Transportation Infrastructure — 3.8%
Anhui Expressway Co. Ltd., Class H	200,000	236,477
Beijing Capital International Airport Co. Ltd., Class H(b)	880,000	263,342
Cosco Shipping International Hong Kong Co. Ltd., Class B	204,000	114,754
COSCO Shipping Ports Ltd.	616,000	365,159
Hainan Meilan International Airport Co. Ltd., Class H(b)	92,000	80,982
Shenzhen International Holdings Ltd.	660,000	527,302
Sichuan Expressway Co. Ltd., Class H(d)	292,000	119,080
Yuexiu Transport Infrastructure Ltd.	353,601	161,564
		1,868,660
Water Utilities — 0.4%
China Water Affairs Group Ltd.	364,000	217,309
Total Long-Term Investments — 99.5% (Cost: $62,323,465)		49,389,737
Short-Term Securities
Money Market Funds — 25.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(e)(f)(g)	12,710,507	12,718,133
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(e)(f)	20,000	$20,000
Total Short-Term Securities — 25.7% (Cost: $12,733,364)		12,738,133
Total Investments — 125.2% (Cost: $75,056,829)		62,127,870
Liabilities in Excess of Other Assets — (25.2)%		(12,518,458)
Net Assets — 100.0%		$49,609,412

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,772,234	$943,431 (a)	$—	$973	$1,495	$12,718,133	12,710,507	$507,530 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	—	(60,000)(a)	—	—	20,000	20,000	3,510	—
				$973	$1,495	$12,738,133		$511,040	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	10	09/20/24	$218	$(6,148)

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,148	$—	$—	$—	$6,148

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(108,033)	$—	$—	$—	$(108,033)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(6,148)	$—	$—	$—	$(6,148)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$248,437
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$12,334,827	$36,445,911	$608,999	$49,389,737
Short-Term Securities
Money Market Funds	12,738,133	—	—	12,738,133
	$25,072,960	$36,445,911	$608,999	$62,127,870
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(6,148)	$—	$(6,148)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI China Small-Cap ETF

in determining fair value:
Assets	Common Stocks
Opening balance, as of August 31, 2023	$760,951
Transfers into Level 3	649,746
Transfers out of Level 3	(52,888)
Accrued discounts/premiums	—
Net realized gain (loss)	(1,297,634)
Net change in unrealized appreciation (depreciation)(a)(b)	842,598
Purchases	279,986
Sales	(573,760)
Closing balance, as of August 31, 2024	$608,999
Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2024(b)	$(218,640)
(a) Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 instruments as of period end. The table does not include Level 3 instruments with values based upon unadjusted third party pricing information in the amount of $119,083. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Basedon Fair Value
Assets:
Common Stocks	$489,916	Market	Discount Rate	10% - 30%	17%
	$489.916
(a) A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Indonesia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.3%
Selamat Sempurna Tbk PT	6,865,000	$892,827
Banks — 50.0%
Bank Aladin Syariah Tbk PT(a)	18,439,800	1,049,953
Bank BTPN Syariah Tbk PT	7,434,200	608,493
Bank Central Asia Tbk PT	113,853,490	76,061,940
Bank Jago Tbk PT(a)	9,957,400	1,850,604
Bank Mandiri Persero Tbk PT	73,014,520	33,739,719
Bank Negara Indonesia Persero Tbk PT	33,883,016	11,724,337
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	13,109,176	843,975
Bank Rakyat Indonesia Persero Tbk PT	135,894,254	45,246,796
Bank Tabungan Negara Persero Tbk PT	16,501,926	1,506,307
		172,632,124
Broadline Retail — 2.8%
Bukalapak.com PT Tbk(a)	138,101,600	1,047,250
GoTo Gojek Tokopedia Tbk PT(a)	1,882,672,700	6,337,127
Mitra Adiperkasa Tbk PT	23,268,300	2,248,819
		9,633,196
Capital Markets — 0.5%
Pacific Strategic Financial Tbk PT(a)	23,430,500	1,607,009
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	—
		1,607,009
Chemicals — 4.8%
Barito Pacific Tbk PT	66,812,455	4,941,828
Chandra Asri Pacific Tbk PT	16,013,052	10,335,179
ESSA Industries Indonesia Tbk PT	19,631,600	1,129,588
		16,406,595
Construction & Engineering — 0.3%
Waskita Karya Persero Tbk PT(a)(b)	61,414,619	561,891
Wijaya Karya Persero Tbk PT(a)	15,804,900	398,830
		960,721
Construction Materials — 1.1%
Indocement Tunggal Prakarsa Tbk PT	3,452,144	1,544,420
Semen Indonesia Persero Tbk PT	9,132,241	2,369,478
		3,913,898
Consumer Finance — 0.4%
BFI Finance Indonesia Tbk PT	19,303,000	1,267,716
Consumer Staples Distribution & Retail — 2.5%
Midi Utama Indonesia Tbk PT, NVS	23,704,200	656,447
Sumber Alfaria Trijaya Tbk PT	42,030,000	7,886,574
		8,543,021
Diversified Telecommunication Services — 5.3%
Inovisi Infracom Tbk PT(b)	9,476,400	—
Sarana Menara Nusantara Tbk PT	47,644,000	2,574,102
Telkom Indonesia Persero Tbk PT	80,043,690	15,785,251
		18,359,353
Electronic Equipment, Instruments & Components — 0.2%
Metrodata Electronics Tbk PT	16,396,000	636,532
Entertainment — 0.3%
MD Entertainment Tbk PT	2,817,400	885,963
Food Products — 5.3%
Astra Agro Lestari Tbk PT	831,200	325,381
Charoen Pokphand Indonesia Tbk PT	17,409,125	5,474,497
Cisarua Mountain Dairy PT TBK	2,271,300	725,993
Indofood CBP Sukses Makmur Tbk PT	5,761,854	4,278,051
Indofood Sukses Makmur Tbk PT	10,706,030	4,745,151
Security	Shares	Value
Food Products (continued)
Inti Agri Resources Tbk PT(a)(b)	190,840,700	$—
Japfa Comfeed Indonesia Tbk PT(a)	16,175,700	1,669,715
Sawit Sumbermas Sarana Tbk PT(a)	9,492,500	629,558
Ultrajaya Milk Industry & Trading Co. Tbk PT	4,120,000	495,839
		18,344,185
Gas Utilities — 0.8%
Perusahaan Gas Negara Tbk PT	28,385,007	2,827,073
Health Care Providers & Services — 0.9%
Medikaloka Hermina Tbk PT	15,041,500	1,265,218
Metro Healthcare Indonesia TBK PT(a)	9,945,800	50,196
Mitra Keluarga Karyasehat Tbk PT	8,673,000	1,717,203
		3,032,617
Household Products — 0.8%
Unilever Indonesia Tbk PT	19,089,817	2,801,116
Industrial Conglomerates — 3.5%
Astra International Tbk PT	36,561,230	12,057,745
Insurance — 0.4%
Panin Financial Tbk PT(a)	46,523,978	1,240,238
Marine Transportation — 0.3%
Transcoal Pacific Tbk PT	2,509,400	1,156,873
Media — 0.4%
Elang Mahkota Teknologi Tbk PT	32,085,000	834,788
Surya Citra Media Tbk PT	82,048,400	647,681
		1,482,469
Metals & Mining — 5.2%
Amman Mineral Internasional PT(a)	14,685,184	10,139,164
Aneka Tambang Tbk	22,995,454	2,066,616
Bumi Resources Minerals Tbk PT(a)	140,054,100	1,467,508
Merdeka Copper Gold Tbk PT(a)	23,852,706	3,627,444
Vale Indonesia Tbk PT(a)	2,959,600	735,352
		18,036,084
Oil, Gas & Consumable Fuels — 6.2%
Adaro Energy Indonesia Tbk PT	33,756,439	7,773,583
AKR Corporindo Tbk PT	22,150,200	2,142,643
Bukit Asam Tbk PT	11,631,900	2,053,427
Bumi Resources Tbk PT(a)	271,221,300	1,563,638
Harum Energy Tbk PT(a)	7,785,100	674,994
Indika Energy Tbk PT	5,655,600	534,272
Indo Tambangraya Megah Tbk PT	1,160,500	2,044,297
Medco Energi Internasional Tbk PT	18,877,386	1,532,333
Sekawan Intipratama Tbk PT(b)	30,572,100	—
Sugih Energy Tbk PT(a)(b)	39,886,700	—
Trada Alam Minera Tbk PT(a)(b)	163,879,000	—
United Tractors Tbk PT	1,827,896	3,201,530
		21,520,717
Paper & Forest Products — 1.4%
Indah Kiat Pulp & Paper Tbk PT	6,107,900	3,202,473
Pabrik Kertas Tjiwi Kimia Tbk PT	3,692,000	1,767,765
		4,970,238
Personal Care Products — 0.3%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	27,017,637	1,153,778
Pharmaceuticals — 1.6%
Kalbe Farma Tbk PT	50,636,685	5,406,052
Real Estate Management & Development — 2.0%
Bumi Serpong Damai Tbk PT(a)	16,965,022	1,411,112
Ciputra Development Tbk PT	26,619,413	2,239,096
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Indonesia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Management & Development (continued)
Hanson International Tbk PT(a)(b)	372,896,535	$—
Pakuwon Jati Tbk PT	55,301,677	1,703,242
Rimo International Lestari Tbk PT(a)(b)	54,096,000	—
Summarecon Agung Tbk PT	36,709,286	1,448,290
		6,801,740
Specialty Retail — 1.0%
Aspirasi Hidup Indonesia Tbk PT	24,135,779	1,115,191
Erajaya Swasembada Tbk PT	33,905,600	925,795
Map Aktif Adiperkasa PT	24,203,900	1,362,497
		3,403,483
Tobacco — 0.2%
Gudang Garam Tbk PT	668,700	708,718
Transportation Infrastructure — 0.6%
Jasa Marga Persero Tbk PT	6,233,708	2,157,900
Wireless Telecommunication Services — 0.5%
XL Axiata Tbk PT	12,886,700	1,857,291
Total Long-Term Investments — 99.9% (Cost: $421,558,417)		344,697,272
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	320,000	$320,000
Total Short-Term Securities — 0.1% (Cost: $320,000)		320,000
Total Investments — 100.0% (Cost: $421,878,417)		345,017,272
Liabilities in Excess of Other Assets — (0.0)%		(143,074)
Net Assets — 100.0%		$344,874,198

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$450,000	$—	$(130,000)(a)	$—	$—	$320,000	320,000	$26,224	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(220,704)	$—	$—	$—	$(220,704)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$6,470	$—	$—	$—	$6,470
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$149,179
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Indonesia ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$153,674,580	$190,460,801	$561,891	$344,697,272
Short-Term Securities
Money Market Funds	320,000	—	—	320,000
	$153,994,580	$190,460,801	$561,891	$345,017,272
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2024
iShares® MSCI Peru and Global Exposure ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 27.7%
Banco BBVA Peru SA	4,542,957	$1,551,449
Banco de Credito del Peru SA, Class C	175,143	156,540
Credicorp Ltd.	104,781	18,687,691
Intercorp Financial Services Inc.	67,882	1,724,203
		22,119,883
Broadline Retail — 2.7%
Falabella SA(a)	600,813	2,123,874
Construction Materials — 2.0%
Cementos Pacasmayo SAA	1,378,680	1,574,331
Consumer Staples Distribution & Retail — 2.5%
InRetail Peru Corp.(b)	66,814	1,977,694
Diversified Consumer Services — 2.4%
Laureate Education Inc.	126,842	1,955,904
Electric Utilities — 2.1%
Interconexion Electrica SA ESP	382,828	1,662,798
Food Products — 5.1%
Alicorp SAA(a)	1,739,663	3,054,076
Casa Grande SAA(a)	307,812	1,006,028
		4,060,104
Metals & Mining — 48.2%
Cia. de Minas Buenaventura SAA, Class A, ADR	254,097	3,150,803
Corp. Aceros Arequipa SA, NVS	1,521,393	434,324
Fortuna Mining Corp.(a)	419,391	1,932,563
Hochschild Mining PLC(a)	1,398,975	3,166,922
MMG Ltd.(a)	6,316,000	1,795,420
Pan American Silver Corp.	99,657	2,012,884
Sociedad Minera Cerro Verde SAA	75,274	3,004,938
Southern Copper Corp.	173,768	17,675,681
Triple Flag Precious Metals Corp.	130,072	2,135,935
Security	Shares	Value
Metals & Mining (continued)
Volcan Cia. Minera SAA, Class B, NVS(a)	21,117,503	$1,008,520
Wheaton Precious Metals Corp.	34,563	2,136,128
		38,454,118
Real Estate Management & Development — 2.4%
Parque Arauco SA	1,142,464	1,883,893
Trading Companies & Distributors — 2.5%
Ferreycorp SAA	2,719,552	2,002,605
Wireless Telecommunication Services — 1.8%
Empresa Nacional de Telecomunicaciones SA	458,054	1,403,659
Total Long-Term Investments — 99.4% (Cost: $80,650,254)		79,218,863
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	90,000	90,000
Total Short-Term Securities — 0.1% (Cost: $90,000)		90,000
Total Investments — 99.5% (Cost: $80,740,254)		79,308,863
Other Assets Less Liabilities — 0.5%		401,908
Net Assets — 100.0%		$79,710,771

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$450,000	$—	$(360,000)(a)	$—	$—	$90,000	90,000	$15,617	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	6	09/20/24	$330	$6,421

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Peru and Global Exposure ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,421	$—	$—	$—	$6,421

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$14,559	$—	$—	$—	$14,559
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$16,908	$—	$—	$—	$16,908
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$870,478
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$74,256,521	$4,962,342	$—	$79,218,863
Short-Term Securities
Money Market Funds	90,000	—	—	90,000
	$74,346,521	$4,962,342	$—	$79,308,863
Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,421	$—	$—	$6,421

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2024
iShares® MSCI Philippines ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 19.1%
Bank of the Philippine Islands	2,214,545	$4,929,283
BDO Unibank Inc.	3,995,798	10,881,730
Metropolitan Bank & Trust Co.	3,704,044	4,857,502
		20,668,515
Chemicals — 1.3%
D&L Industries Inc.	13,202,900	1,457,845
Consumer Staples Distribution & Retail — 2.9%
Puregold Price Club Inc.	3,931,160	1,945,546
Robinsons Retail Holdings Inc.	1,706,600	1,167,114
		3,112,660
Diversified Telecommunication Services — 2.1%
Converge Information and Communications Technology Solutions Inc.(a)	8,524,500	2,282,686
Electric Utilities — 5.9%
Manila Electric Co.	651,560	4,933,986
Synergy Grid & Development Phils Inc.	8,738,100	1,426,750
		6,360,736
Food Products — 4.6%
Century Pacific Food Inc.	3,947,500	2,576,596
Universal Robina Corp.	1,469,618	2,384,512
		4,961,108
Hotels, Restaurants & Leisure — 8.3%
Bloomberry Resorts Corp.(a)	12,400,765	1,738,095
DigiPlus Interactive Corp.	5,426,200	2,174,345
Jollibee Foods Corp.	1,100,061	5,095,371
		9,007,811
Independent Power and Renewable Electricity Producers — 0.2%
ACEN Corp.	2,854,663	276,853
Industrial Conglomerates — 17.7%
Alliance Global Group Inc.	11,365,739	1,837,950
Ayala Corp.	322,458	3,479,544
DMCI Holdings Inc.	10,085,900	2,101,604
GT Capital Holdings Inc.	276,376	3,075,759
JG Summit Holdings Inc.	4,244,361	1,776,358
LT Group Inc.	9,609,600	1,749,067
SM Investments Corp.	322,216	5,087,224
		19,107,506
Security	Shares	Value
Office REITs — 0.2%
AREIT Inc.	405,800	$278,242
Oil, Gas & Consumable Fuels — 1.9%
Semirara Mining & Power Corp., Class A	3,332,800	2,014,008
Real Estate Management & Development — 16.2%
Ayala Land Inc.	10,074,850	6,331,135
Megaworld Corp.	46,790,960	1,602,251
Robinsons Land Corp.	1,794,706	477,780
SM Prime Holdings Inc.	16,467,235	9,080,696
		17,491,862
Specialty Retail — 1.8%
Wilcon Depot Inc.	5,837,200	1,953,775
Transportation Infrastructure — 11.4%
International Container Terminal Services Inc.	1,752,403	12,365,130
Water Utilities — 1.8%
Manila Water Co. Inc.	3,976,329	1,926,200
Wireless Telecommunication Services — 4.2%
PLDT Inc.	169,104	4,517,471
Total Long-Term Investments — 99.6% (Cost: $124,075,579)		107,782,408
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(b)(c)	180,000	180,000
Total Short-Term Securities — 0.2% (Cost: $180,000)		180,000
Total Investments — 99.8% (Cost: $124,255,579)		107,962,408
Other Assets Less Liabilities — 0.2%		201,595
Net Assets — 100.0%		$108,164,003

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$60,000	$120,000 (a)	$—	$—	$—	$180,000	180,000	$6,722	$—

(a)	Represents net amount purchased (sold).

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Philippines ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	6	09/20/24	$330	$757
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$757	$—	$—	$—	$757

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(43,839)	$—	$—	$—	$(43,839)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,300	$—	$—	$—	$2,300
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$171,720
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$40,600,003	$67,182,405	$—	$107,782,408
Short-Term Securities
Money Market Funds	180,000	—	—	180,000
	$40,780,003	$67,182,405	$—	$107,962,408
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Philippines ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$757	$—	$—	$757

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Poland ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 34.7%
Alior Bank SA	295,161	$7,796,877
Bank Millennium SA(a)(b)	2,385,456	5,544,479
Bank Polska Kasa Opieki SA	638,186	26,144,780
mBank SA(a)	55,332	9,153,631
Powszechna Kasa Oszczednosci Bank Polski SA	3,038,758	45,507,554
Santander Bank Polska SA	105,047	14,140,706
		108,288,027
Broadline Retail — 5.6%
Allegro.eu SA (a)(c)	1,430,001	14,086,138
Pepco Group NV(a)(b)	710,891	3,323,034
		17,409,172
Capital Markets — 1.9%
Warsaw Stock Exchange	156,982	1,774,907
XTB SA(c)	242,401	4,285,555
		6,060,462
Chemicals — 0.5%
Grupa Azoty SA(a)(b)	309,932	1,423,004
Construction & Engineering — 2.4%
Budimex SA	48,203	7,492,269
Consumer Finance — 2.4%
KRUK SA	65,544	7,529,065
Consumer Staples Distribution & Retail — 4.5%
Dino Polska SA(a)(b)(c)	152,491	12,677,995
Eurocash SA	496,193	1,268,388
		13,946,383
Diversified Telecommunication Services — 1.9%
Orange Polska SA	2,583,778	5,795,859
Electric Utilities — 4.2%
Enea SA(a)	1,166,069	3,187,659
PGE Polska Grupa Energetyczna SA(a)	3,472,139	6,072,011
Tauron Polska Energia SA(a)	4,334,977	3,974,764
		13,234,434
Entertainment — 3.6%
CD Projekt SA(b)	237,809	11,240,623
Hotels, Restaurants & Leisure — 0.7%
AmRest Holdings SE(a)	376,895	2,235,378
Insurance — 8.1%
Powszechny Zaklad Ubezpieczen SA	2,099,529	25,281,042
Media — 1.3%
Cyfrowy Polsat SA(a)	1,085,440	4,148,498
Security	Shares	Value
Metals & Mining — 7.2%
Grupa Kety SA	33,683	$6,758,469
Jastrzebska Spolka Weglowa SA, Class S(a)(b)	271,632	1,798,914
KGHM Polska Miedz SA	387,352	13,902,482
		22,459,865
Oil, Gas & Consumable Fuels — 10.8%
ORLEN SA	2,015,994	33,552,654
Professional Services — 1.1%
Benefit Systems SA	5,061	3,475,118
Software — 2.2%
Asseco Poland SA	216,110	5,040,205
Text SA	87,033	1,750,141
		6,790,346
Specialty Retail — 2.6%
Auto Partner SA	272,720	1,759,984
CCC SA(a)	160,932	6,441,052
		8,201,036
Textiles, Apparel & Luxury Goods — 4.2%
LPP SA	3,458	13,151,731
Total Long-Term Investments — 99.9% (Cost: $320,901,833)		311,714,966
Short-Term Securities
Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.45%(d)(e)(f)	19,022,307	19,033,721
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(d)(e)	4,260,000	4,260,000
Total Short-Term Securities — 7.5% (Cost: $23,293,639)		23,293,721
Total Investments — 107.4% (Cost: $344,195,472)		335,008,687
Liabilities in Excess of Other Assets — (7.4)%		(23,199,253)
Net Assets — 100.0%		$311,809,434

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Poland ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$55,822	$18,979,322 (a)	$—	$(1,505)	$82	$19,033,721	19,022,307	$68,010 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,780,000	1,480,000 (a)	—	—	—	4,260,000	4,260,000	179,008	—
				$(1,505)	$82	$23,293,721		$247,018	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
WIG20 Index	29	09/20/24	$358	$3,256
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,256	$—	$—	$—	$3,256

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$202,983	$—	$—	$—	$202,983
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$41,732	$—	$—	$—	$41,732
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$704,246
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Poland ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$15,922,573	$295,792,393	$—	$311,714,966
Short-Term Securities
Money Market Funds	23,293,721	—	—	23,293,721
	$39,216,294	$295,792,393	$—	$335,008,687
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$3,256	$—	$3,256

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2024
iShares® MSCI Qatar ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.6%
Gulf Warehousing Co.	435,218	$390,084
Banks — 53.3%
Commercial Bank PSQC (The)	2,469,458	2,767,554
Doha Bank QPSC	1,993,935	856,549
Dukhan Bank	1,553,347	1,623,663
Lesha Bank LLC(a)	1,028,735	378,985
Masraf Al Rayan QSC	4,469,906	2,827,237
Qatar International Islamic Bank QSC	855,706	2,557,737
Qatar Islamic Bank QPSC	1,487,083	7,995,193
Qatar National Bank QPSC	3,195,028	13,914,265
		32,921,183
Chemicals — 3.5%
Mesaieed Petrochemical Holding Co.	4,777,569	2,167,365
Construction & Engineering — 0.6%
Estithmar Holding QPSC(a)	753,727	382,550
Construction Materials — 1.2%
Qatar National Cement Co. QSC	451,000	440,483
Qatari Investors Group QSC	712,126	285,241
		725,724
Consumer Staples Distribution & Retail — 0.9%
Al Meera Consumer Goods Co. QSC	133,116	524,430
Diversified Telecommunication Services — 3.6%
Ooredoo QPSC	737,684	2,230,254
Energy Equipment & Services — 1.4%
Gulf International Services QSC	962,553	865,877
Financial Services — 0.5%
Salam International Investment Ltd. QSC	1,595,061	307,654
Food Products — 0.6%
Baladna	1,035,515	386,081
Health Care Providers & Services — 0.6%
Medicare Group	306,085	355,634
Industrial Conglomerates — 8.5%
Aamal Co.(a)	2,383,250	516,534
Industries Qatar QSC	1,271,625	4,506,049
Mannai Corp. QSC	229,582	242,687
		5,265,270
Insurance — 1.9%
Qatar Insurance Co. SAQ	1,949,664	1,146,529
Security	Shares	Value
IT Services — 0.3%
Meeza QSTP LLC, NVS	212,982	$199,835
Marine Transportation — 4.2%
Qatar Navigation QSC	815,822	2,607,497
Metals & Mining — 1.6%
Qatar Aluminum Manufacturing Co.	2,728,765	953,154
Multi-Utilities — 2.9%
Qatar Electricity & Water Co. QSC	410,875	1,769,750
Oil, Gas & Consumable Fuels — 7.9%
Qatar Fuel QSC	533,054	2,127,829
Qatar Gas Transport Co. Ltd.	2,232,962	2,762,244
		4,890,073
Real Estate Management & Development — 4.4%
Barwa Real Estate Co.	2,001,181	1,533,628
Ezdan Holding Group QSC(a)	1,886,897	379,968
Mazaya Real Estate Development QPSC	1,355,769	224,490
United Development Co. QSC	1,818,904	553,862
		2,691,948
Wireless Telecommunication Services — 1.4%
Vodafone Qatar QSC	1,793,958	885,413
Total Long-Term Investments — 99.9% (Cost: $49,094,624)		61,666,305
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(b)(c)	150,000	150,000
Total Short-Term Securities — 0.2% (Cost: $150,000)		150,000
Total Investments — 100.1% (Cost: $49,244,624)		61,816,305
Liabilities in Excess of Other Assets — (0.1)%		(88,743)
Net Assets — 100.0%		$61,727,562

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$150,000 (a)	$—	$—	$—	$150,000	150,000	$4,225	$—

(a)	Represents net amount purchased (sold).

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Qatar ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1	09/20/24	$55	$(328)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$328	$—	$—	$—	$328

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$5,073	$—	$—	$—	$5,073
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(196)	$—	$—	$—	$(196)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$89,639
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$17,517,166	$44,149,139	$—	$61,666,305
Short-Term Securities
Money Market Funds	150,000	—	—	150,000
	$17,667,166	$44,149,139	$—	$61,816,305
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Qatar ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(328)	$—	$—	$(328)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI Saudi Arabia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.5%
SAL Saudi Logistics Services	40,212	$3,225,057
Banks — 33.9%
Al Rajhi Bank	3,283,939	77,332,597
Alinma Bank	2,052,462	17,113,833
Arab National Bank	1,507,931	7,769,703
Bank AlBilad	1,026,231	10,557,457
Bank Al-Jazira(a)	841,509	3,967,456
Banque Saudi Fransi	989,287	9,011,555
Riyad Bank	2,462,954	16,967,199
Saudi Awwal Bank	1,686,955	15,699,817
Saudi Investment Bank (The)	1,026,231	3,464,378
Saudi National Bank (The)	4,925,909	46,191,253
		208,075,248
Building Products — 0.2%
Bawan Co.	49,259	533,621
Saudi Ceramic Co.(a)	82,098	656,469
		1,190,090
Capital Markets — 0.9%
Saudi Tadawul Group Holding Co.	80,423	5,282,051
Chemicals — 10.6%
Advanced Petrochemical Co.(a)	213,456	2,152,990
Alujain Corp.(a)	58,425	649,442
National Industrialization Co.(a)	549,168	1,644,702
SABIC Agri-Nutrients Co.	390,818	12,154,892
Sahara International Petrochemical Co.	602,055	4,635,150
Saudi Aramco Base Oil Co.	84,821	2,991,495
Saudi Basic Industries Corp.	1,507,931	30,057,357
Saudi Industrial Investment Group	620,054	3,220,765
Saudi Kayan Petrochemical Co.(a)	1,231,477	2,829,860
Yanbu National Petrochemical Co.	461,804	4,956,474
		65,293,127
Commercial Services & Supplies — 0.4%
Catrion Catering Holding Co.	78,528	2,471,607
Construction & Engineering — 0.1%
Al Babtain Power & Telecommunication Co.	52,424	607,516
Construction Materials — 1.4%
Arabian Cement Co./Saudi Arabia	114,465	791,549
City Cement Co.	114,938	529,233
Eastern Province Cement Co.	70,605	602,079
Najran Cement Co.(a)	139,567	328,858
Northern Region Cement Co.	147,777	352,056
Qassim Cement Co. (The)	90,767	1,281,951
Saudi Cement Co.	125,611	1,372,395
Southern Province Cement Co.	105,555	987,310
Yamama Cement Co.	166,249	1,395,486
Yanbu Cement Co.	129,305	827,317
		8,468,234
Consumer Finance — 0.1%
Nayifat Finance Co.(a)	98,518	369,563
Consumer Staples Distribution & Retail — 1.2%
Abdullah Al Othaim Markets Co.	738,886	2,266,956
Al-Dawaa Medical Services Co.	49,846	1,234,177
Almunajem Foods Co.	30,159	863,520
BinDawood Holding Co.	362,438	704,445
Nahdi Medical Co.	65,344	2,318,916
		7,388,014
Security	Shares	Value
Diversified Consumer Services — 0.4%
Ataa Educational Co.	34,553	$695,009
National Co. for Learning & Education	28,185	1,557,738
		2,252,747
Diversified REITs — 0.3%
Al Rajhi REIT	260,479	589,592
Jadwa REIT Saudi Fund	296,869	939,830
		1,529,422
Diversified Telecommunication Services — 6.4%
Etihad Atheeb Telecommunication Co.(a)	27,913	656,898
Saudi Telecom Co.	3,350,958	38,413,055
		39,069,953
Electric Utilities — 1.1%
Saudi Electricity Co.	1,396,208	6,533,738
Electrical Equipment — 0.2%
Electrical Industries Co.	823,275	1,395,307
Energy Equipment & Services — 0.5%
Ades Holding Co.(a)	567,516	3,097,247
Financial Services — 0.1%
Saudi Advanced Industries Co.	49,259	508,560
SHL Finance Co.(a)	70,881	300,365
		808,925
Food Products — 2.5%
Al Jouf Agricultural Development Co.	28,217	471,831
Almarai Co. JSC	418,870	6,069,635
First Milling Co., NVS	27,897	535,333
Halwani Brothers Co.(a)	20,734	311,325
Modern Mills Co.	41,132	545,422
National Agriculture Development Co. (The)(a)	247,642	1,854,378
Saudia Dairy & Foodstuff Co.	26,682	2,515,722
Savola Group (The)(a)	332,500	2,359,819
Sinad Holding Co.(a)	103,763	387,114
Tanmiah Food Co.	9,282	335,192
		15,385,771
Gas Utilities — 0.4%
National Gas & Industrialization Co.	84,600	2,540,123
Ground Transportation — 0.5%
Lumi Rental Co.(a)	21,255	479,816
Saudi Public Transport Co.(a)	102,623	539,329
Theeb Rent A Car Co.	30,015	575,889
United International Transportation Co.	58,427	1,419,535
		3,014,569
Health Care Providers & Services — 4.4%
Al Hammadi Holding	131,358	1,563,809
Dallah Healthcare Co.	57,282	2,414,862
Dr Sulaiman Al Habib Medical Services Group Co.	146,604	11,954,598
Middle East Healthcare Co.(a)	69,395	1,371,318
Mouwasat Medical Services Co.	164,197	4,541,369
National Medical Care Co.	50,938	2,665,945
Saudi Chemical Co. Holding	692,254	2,189,579
		26,701,480
Hotels, Restaurants & Leisure — 0.9%
Alamar Foods, NVS	17,090	366,414
Herfy Food Services Co.(a)	43,348	313,473
Jahez International Co., NVS(a)	103,009	683,506
Leejam Sports Co. JSC	42,938	2,476,092
Seera Group Holding(a)	246,295	1,520,099
		5,359,584
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Saudi Arabia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Independent Power and Renewable Electricity Producers — 4.5%
ACWA Power Co.	245,478	$27,552,986
Industrial Conglomerates — 0.5%
Astra Industrial Group	65,679	3,004,724
Insurance — 3.1%
Al Rajhi Co. for Co-operative Insurance(a)	67,019	3,625,865
Bupa Arabia for Cooperative Insurance Co.	138,227	8,560,452
Co. for Cooperative Insurance (The)	123,148	5,199,357
Mediterranean and Gulf Cooperative Insurance and Reinsurance Co. (The)(a)	86,203	630,860
Saudi Reinsurance Co.(a)	73,150	776,203
Walaa Cooperative Insurance Co.(a)	69,833	420,092
		19,212,829
IT Services — 2.5%
Al Moammar Information Systems Co.	24,630	1,142,040
Arabian Internet & Communications Services Co.	40,212	3,118,872
Elm Co.	40,212	10,745,606
Perfect Presentation For Commercial Services Co., NVS(a)	150,793	623,200
		15,629,718
Media — 0.9%
Arabian Contracting Services Co.(a)	20,550	1,141,950
Saudi Research & Media Group(a)	60,317	4,214,528
		5,356,478
Metals & Mining — 4.4%
Al Masane Al Kobra Mining Co.	60,317	1,064,058
East Pipes Integrated Co. for Industry, NVS	21,111	840,350
Saudi Arabian Mining Co.(a)	2,164,921	24,528,008
Saudi Steel Pipe Co.	34,180	616,756
		27,049,172
Multi-Utilities — 0.3%
Power & Water Utility Co. for Jubail & Yanbu	125,661	2,091,330
Oil, Gas & Consumable Fuels — 8.9%
Saudi Arabian Oil Co.(b)	7,298,387	54,382,235
Paper & Forest Products — 0.2%
Middle East Paper Co.	71,152	835,071
Saudi Paper Manufacturing Co.	30,433	552,374
		1,387,445
Pharmaceuticals — 0.5%
Jamjoom Pharmaceuticals Factory Co., NVS	35,185	1,656,645
Middle East Pharmaceutical Co.(a)	10,053	364,773
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	98,518	881,912
		2,903,330
Professional Services — 0.1%
Maharah Human Resources Co.	389,968	750,024
Real Estate Management & Development — 2.0%
Alandalus Property Co.	76,625	496,186
Arabian Centres Co.(b)	318,341	1,954,226
Arriyadh Development Co.	145,953	974,043
Dar Al Arkan Real Estate Development Co.(a)	886,664	3,466,981
Emaar Economic City(a)	664,411	1,515,578
Retal Urban Development Co., NVS	410,492	1,458,920
Saudi Real Estate Co.(a)	306,844	1,936,688
Security	Shares	Value
Real Estate Management & Development (continued)
Sumou Real Estate Co., NVS	25,998	$295,133
		12,097,755
Specialty Retail — 1.5%
Aldrees Petroleum and Transport Services Co.	82,098	2,695,324
AlSaif Stores For Development & Investment Co.	175,925	385,010
Jarir Marketing Co.	985,182	3,357,284
Saudi Automotive Services Co.	57,469	1,113,360
United Electronics Co.	65,679	1,595,950
		9,146,928
Textiles, Apparel & Luxury Goods — 0.1%
Alaseel Co.	269,736	329,511
Transportation Infrastructure — 0.5%
Saudi Ground Services Co.(a)	154,345	2,212,802
Sustained Infrastructure Holding Co.	70,201	626,008
		2,838,810
Water Utilities — 0.2%
AlKhorayef Water & Power Technologies Co.(a)	28,734	1,402,030
Wireless Telecommunication Services — 1.7%
Etihad Etisalat Co.	632,158	8,513,483
Mobile Telecommunications Co. Saudi Arabia	737,843	2,198,232
		10,711,715
Total Common Stocks — 98.9% (Cost: $422,570,654)		605,906,393
Rights
Consumer Staples Distribution & Retail — 0.4%
Savola Group (The) (Expires 09/20/24, Strike Price SAR 10)(a)	598,500	2,539,072
Total Rights — 0.4% (Cost: $1,913,425)		2,539,072
Total Long-Term Investments — 99.3% (Cost: $424,484,079)		608,445,465
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	5,700,000	5,700,000
Total Short-Term Securities — 0.9% (Cost: $5,700,000)		5,700,000
Total Investments — 100.2% (Cost: $430,184,079)		614,145,465
Liabilities in Excess of Other Assets — (0.2)%		(1,023,942)
Net Assets — 100.0%		$613,121,523

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

2024 iShares Annual Financial Statements

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Saudi Arabia ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$5,700,000 (a)	$—	$—	$—	$5,700,000	5,700,000	$121,672	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	53	09/20/24	$2,915	$50,132
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$50,132	$—	$—	$—	$50,132

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(11,170)	$—	$—	$—	$(11,170)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$82,988	$—	$—	$—	$82,988
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,411,219
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI Saudi Arabia ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$116,446,344	$489,460,049	$—	$605,906,393
Rights	2,539,072	—	—	2,539,072
Short-Term Securities
Money Market Funds	5,700,000	—	—	5,700,000
	$124,685,416	$489,460,049	$—	$614,145,465
Derivative Financial Instruments(a)
Assets
Equity Contracts	$50,132	$—	$—	$50,132

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Financial Statements

Schedule of Investments
August 31, 2024
iShares® MSCI UAE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 2.5%
Abu Dhabi Aviation Co., NVS	139,108	$245,504
Agility Global PLC	1,200,449	379,139
Aramex PJSC(a)	425,140	280,120
		904,763
Banks — 34.0%
Abu Dhabi Commercial Bank PJSC	661,263	1,577,158
Abu Dhabi Islamic Bank PJSC	457,636	1,572,448
Ajman Bank PJSC(a)	625,326	304,759
Dubai Islamic Bank PJSC	921,041	1,548,204
Emirates NBD Bank PJSC	291,960	1,565,981
First Abu Dhabi Bank PJSC	1,411,203	5,148,623
Sharjah Islamic Bank	646,280	397,673
		12,114,846
Building Products — 0.6%
Ras Al Khaimah Ceramics	340,173	213,022
Capital Markets — 1.9%
Dubai Financial Market PJSC	897,224	315,321
Investcorp Capital PLC, NVS	455,862	254,608
SHUAA Capital PSC(a)	1,550,272	97,674
		667,603
Commercial Services & Supplies — 0.8%
Parkin Co. PJSC(a)	305,457	294,408
Construction & Engineering — 0.0%
Arabtec Holding PJSC(a)(b)	2,433,366	7
Consumer Staples Distribution & Retail — 0.5%
Spinneys 1961 Holding PLC	445,074	180,557
Diversified Consumer Services — 0.5%
Taaleem Holdings PJSC, NVS	196,266	194,511
Diversified Telecommunication Services — 16.2%
AL Yah Satellite Communications Co-PJSC-Yah Sat	531,627	290,914
Emirates Telecommunications Group Co. PJSC	1,110,017	5,482,312
		5,773,226
Energy Equipment & Services — 3.4%
ADNOC Drilling Co. PJSC	995,753	1,192,892
Financial Services — 1.9%
Al Waha Capital PJSC	636,123	270,498
Amanat Holdings PJSC	750,564	235,008
Amlak Finance PJSC(a)	748,621	158,534
Gulf General Investment Co.(a)(b)	7,295,803	20
		664,060
Food Products — 1.0%
Agthia Group PJSC	194,743	368,505
Ground Transportation — 0.5%
Dubai Taxi Co. PJSC	308,260	193,525
Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(a)(b)	112,588	1
Hotels, Restaurants & Leisure — 2.2%
Americana Restaurants International PLC - Foreign Co.	1,007,109	795,644
Security	Shares	Value
Industrial Conglomerates — 1.6%
Dubai Investments PJSC	916,323	$508,951
Multiply Group PJSC(a)	43,466	25,222
Q Holding PJSC(a)	29,718	25,014
		559,187
Marine Transportation — 0.9%
Gulf Navigation Holding PJSC(a)	193,699	331,722
Oil, Gas & Consumable Fuels — 1.4%
Dana Gas PJSC(a)	2,606,151	482,509
Passenger Airlines — 2.0%
Air Arabia PJSC	950,735	699,541
Real Estate Management & Development — 21.7%
Aldar Properties PJSC	797,168	1,593,639
Deyaar Development PJSC	497,108	94,402
Emaar Development PJSC	288,989	662,265
Emaar Properties PJSC	2,121,054	4,875,655
Eshraq Investments PJSC(a)	1,641,713	136,832
RAK Properties PJSC	748,349	218,081
Union Properties PJSC(a)	1,854,038	171,995
		7,752,869
Software — 0.5%
Phoenix Group PLC(a)	426,452	192,985
Specialty Retail — 3.3%
Abu Dhabi National Oil Co. for Distribution PJSC	1,172,274	1,165,923
Water Utilities — 2.2%
Emirates Central Cooling Systems Corp.	980,009	458,939
National Central Cooling Co. PJSC	390,730	313,831
		772,770
Total Long-Term Investments — 99.6% (Cost: $30,948,726)		35,515,076
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.25%(c)(d)	60,000	60,000
Total Short-Term Securities — 0.2% (Cost: $60,000)		60,000
Total Investments — 99.8% (Cost: $31,008,726)		35,575,076
Other Assets Less Liabilities — 0.2%		80,005
Net Assets — 100.0%		$35,655,081

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2024
iShares® MSCI UAE ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/24	Shares Held at 08/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$30,000	$30,000 (a)	$—	$—	$—	$60,000	60,000	$3,851	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$22,129	$—	$—	$—	$22,129
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$13,206
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$21,483,068	$14,031,980	$28	$35,515,076
Short-Term Securities
Money Market Funds	60,000	—	—	60,000
	$21,543,068	$14,031,980	$28	$35,575,076
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Assets and Liabilities
August 31, 2024

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$124,261,338	$4,306,625,899	$49,389,737	$344,697,272
Investments, at value—affiliated(c)	300,000	43,456,524	12,738,133	320,000
Cash	5,025	269,204	27,859	1,759
Cash pledged for futures contracts	112,000	1,688,000	22,000	4,000
Foreign currency, at value(d)	73,180	39,740,016	103,203	951
Receivables:
Investments sold	17,748,108	24,021,866	1,952,972	6,665,896
Securities lending income—affiliated	—	76,688	47,447	—
Dividends—unaffiliated	826,510	2,150,463	127,212	897
Dividends—affiliated	1,043	24,192	384	1,912
Variation margin on futures contracts	—	96,965	426	371
Total assets	143,327,204	4,418,149,817	64,409,373	351,693,058
LIABILITIES
Collateral on securities loaned, at value	—	40,715,033	12,720,178	—
Payables:
Investments purchased	16,856,501	53,673,020	2,054,813	6,650,655
Investment advisory fees	65,458	2,189,918	24,970	168,205
Variation margin on futures contracts	15,693	—	—	—
Total liabilities	16,937,652	96,577,971	14,799,961	6,818,860
Commitments and contingent liabilities
NET ASSETS	$126,389,552	$4,321,571,846	$49,609,412	$344,874,198
NET ASSETS CONSIST OF
Paid-in capital	$216,578,940	$7,996,782,158	$117,686,596	$690,526,191
Accumulated loss	(90,189,388)	(3,675,210,312)	(68,077,184)	(345,651,993)
NET ASSETS	$126,389,552	$4,321,571,846	$49,609,412	$344,874,198
NET ASSET VALUE
Shares outstanding	10,100,000	103,000,000	2,200,000	15,700,000
Net asset value	$12.51	$41.96	$22.55	$21.97
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$116,993,331	$5,648,225,229	$62,323,465	$421,558,417
(b) Securities loaned, at value	$—	$37,976,463	$11,674,461	$—
(c) Investments, at cost—affiliated	$300,000	$43,406,865	$12,733,364	$320,000
(d) Foreign currency, at cost	$74,694	$39,739,652	$103,236	$952
See notes to financial statements.
Statements of Assets and Liabilities

Statements of Assets and Liabilities (continued)
August 31, 2024

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$79,218,863	$107,782,408	$311,714,966	$61,666,305
Investments, at value—affiliated(c)	90,000	180,000	23,293,721	150,000
Cash	88,765	6,175	7,337	7,590
Cash pledged for futures contracts	9,000	9,000	—	4,000
Foreign currency collateral pledged for futures contracts(d)	—	—	55,242	—
Foreign currency, at value(e)	299,426	26,370	546,430	25,413
Receivables:
Investments sold	3,062,935	7,038,306	6,921,800	1,201,500
Securities lending income—affiliated	—	—	16,391	—
Dividends—unaffiliated	12,334	240,357	570,330	3,995
Dividends—affiliated	328	379	18,919	216
Tax reclaims	—	—	33,796	—
Variation margin on futures contracts	388	172	7,042	253
Total assets	82,782,039	115,283,167	343,185,974	63,059,272
LIABILITIES
Collateral on securities loaned, at value	—	—	19,035,144	—
Payables:
Investments purchased	3,022,592	7,068,492	7,138,324	1,300,582
Investment advisory fees	48,676	50,672	161,154	31,128
IRS compliance fee for foreign withholding tax claims	—	—	4,728,625	—
Professional fees	—	—	313,293	—
Total liabilities	3,071,268	7,119,164	31,376,540	1,331,710
Commitments and contingent liabilities
NET ASSETS	$79,710,771	$108,164,003	$311,809,434	$61,727,562
NET ASSETS CONSIST OF
Paid-in capital	$258,308,651	$217,671,794	$483,571,820	$74,949,524
Accumulated loss	(178,597,880)	(109,507,791)	(171,762,386)	(13,221,962)
NET ASSETS	$79,710,771	$108,164,003	$311,809,434	$61,727,562
NET ASSET VALUE
Shares outstanding	1,950,000	3,900,000	12,650,000	3,500,000
Net asset value	$40.88	$27.73	$24.65	$17.64
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$80,650,254	$124,075,579	$320,901,833	$49,094,624
(b) Securities loaned, at value	$—	$—	$18,214,571	$—
(c) Investments, at cost—affiliated	$90,000	$180,000	$23,293,639	$150,000
(d) Foreign currency collateral pledged, at cost	$—	$—	$55,274	$—
(e) Foreign currency, at cost	$297,721	$26,323	$550,054	$25,403
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Assets and Liabilities (continued)
August 31, 2024

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF
ASSETS
Investments, at value—unaffiliated(a)	$608,445,465	$35,515,076
Investments, at value—affiliated(b)	5,700,000	60,000
Cash	—	3,637
Cash pledged for futures contracts	90,000	—
Foreign currency, at value(c)	61,002,870	1,308
Receivables:
Investments sold	53,617,382	2,304,189
Dividends—unaffiliated	193,214	9,262
Dividends—affiliated	4,735	252
Variation margin on futures contracts	4,240	13
Total assets	729,057,906	37,893,737
LIABILITIES
Bank overdraft	60,699,136	—
Payables:
Investments purchased	54,834,182	2,221,083
Capital shares redeemed	25,781	—
Investment advisory fees	377,284	17,573
Total liabilities	115,936,383	2,238,656
Commitments and contingent liabilities
NET ASSETS	$613,121,523	$35,655,081
NET ASSETS CONSIST OF
Paid-in capital	$497,699,203	$76,303,346
Accumulated earnings (loss)	115,422,320	(40,648,265)
NET ASSETS	$613,121,523	$35,655,081
NET ASSET VALUE
Shares outstanding	14,500,000	2,400,000
Net asset value	$42.28	$14.86
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$424,484,079	$30,948,726
(b) Investments, at cost—affiliated	$5,700,000	$60,000
(c) Foreign currency, at cost	$61,002,870	$1,299
See notes to financial statements.
Statements of Assets and Liabilities

Statements of Operations
Year Ended August 31, 2024

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF
INVESTMENT INCOME
Dividends—unaffiliated	$8,567,441	$168,742,256	$2,183,117	$17,982,738
Dividends—affiliated	20,366	372,324	3,510	26,224
Interest—unaffiliated	15,878	101,724	1,962	—
Securities lending income—affiliated—net	—	1,440,141	507,530	—
Foreign taxes withheld	(468,156)	(10,613,537)	(31,063)	(3,098,032)
Total investment income	8,135,529	160,042,908	2,665,056	14,910,930
EXPENSES
Investment advisory	1,225,596	33,593,239	323,134	2,462,790
Interest expense	3,080	11,557	697	285
Commitment costs	2,098	38,715	533	4,147
Total expenses	1,230,774	33,643,511	324,364	2,467,222
Net investment income	6,904,755	126,399,397	2,340,692	12,443,708
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(16,512,242)	(642,821,267)	(21,590,866)	(46,779,303)
Investments—affiliated	—	19,279	973	—
Foreign currency transactions	(423,572)	169,509	1,397	(219,666)
Futures contracts	(186,022)	(8,123,977)	(108,033)	(220,704)
In-kind redemptions—unaffiliated(a)	—	4,537,531	—	5,684,328
	(17,121,836)	(646,218,925)	(21,696,529)	(41,535,345)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(2,859,128)	45,995,751	10,566,861	5,657,497
Investments—affiliated	—	(38,217)	1,495	—
Foreign currency translations	(91,034)	99,508	611	(117)
Futures contracts	40,374	(668,168)	(6,148)	6,470
	(2,909,788)	45,388,874	10,562,819	5,663,850
Net realized and unrealized loss	(20,031,624)	(600,830,051)	(11,133,710)	(35,871,495)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,126,869)	$(474,430,654)	$(8,793,018)	$(23,427,787)
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Operations (continued)
Year Ended August 31, 2024

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF
INVESTMENT INCOME
Dividends—unaffiliated	$3,793,933	$3,781,299	$12,588,077	$4,394,886
Dividends—affiliated	15,617	6,722	179,008	4,225
Interest—unaffiliated	—	619	48	—
Securities lending income—affiliated—net	—	—	68,010	—
Other income—unaffiliated	—	—	3,026,939	—
Foreign taxes withheld	(189,154)	(939,902)	(1,887,883)	—
Foreign withholding tax claims	—	—	1,936,507	—
IRS compliance fee for foreign withholding tax claims	—	—	(1,822,349)	—
Total investment income	3,620,396	2,848,738	14,088,357	4,399,111
EXPENSES
Investment advisory	616,651	606,721	1,638,632	436,972
Commitment costs	1,030	995	2,676	740
Interest expense	475	—	48	2,637
Professional	—	—	496,345	—
Total expenses	618,156	607,716	2,137,701	440,349
Net investment income	3,002,240	2,241,022	11,950,656	3,958,762
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	526,798	(10,836,050)	(5,665,144)	(2,291,982)
Investments—affiliated	—	—	(1,505)	—
Foreign currency transactions	(36,328)	(16,987)	66,236	(4,429)
Futures contracts	14,559	(43,839)	202,983	5,073
In-kind redemptions—unaffiliated(a)	3,751,142	292,059	16,266,511	—
	4,256,171	(10,604,817)	10,869,081	(2,291,338)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	19,023,007	20,741,980	50,361,380	984,210
Investments—affiliated	—	—	82	—
Foreign currency translations	2,490	349	(34,660)	86
Futures contracts	16,908	2,300	41,732	(196)
	19,042,405	20,744,629	50,368,534	984,100
Net realized and unrealized gain (loss)	23,298,576	10,139,812	61,237,615	(1,307,238)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,300,816	$12,380,834	$73,188,271	$2,651,524
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations

Statements of Operations (continued)
Year Ended August 31, 2024

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF
INVESTMENT INCOME
Dividends—unaffiliated	$24,711,993	$1,831,456
Dividends—affiliated	121,672	3,851
Interest—unaffiliated	58,887	454
Other income—unaffiliated	3,428	—
Foreign taxes withheld	(1,080,362)	—
Total investment income	23,815,618	1,835,761
EXPENSES
Investment advisory	5,628,725	221,076
Interest expense	48,515	1,115
Commitment costs	7,566	367
Total expenses	5,684,806	222,558
Net investment income	18,130,812	1,613,203
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	75,561,074	(3,521,108)
Foreign currency transactions	(184,429)	(3,638)
Futures contracts	(11,170)	22,129
	75,365,475	(3,502,617)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(73,461,114)	2,479,891
Foreign currency translations	1,020	3
Futures contracts	82,988	—
	(73,377,106)	2,479,894
Net realized and unrealized gain (loss)	1,988,369	(1,022,723)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,119,181	$590,480
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Changes in Net Assets

	iShares MSCI Brazil Small-Cap ETF		iShares MSCI China ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$6,904,755	$2,973,001	$126,399,397	$137,247,479
Net realized loss	(17,121,836)	(8,691,862)	(646,218,925)	(403,575,257)
Net change in unrealized appreciation (depreciation)	(2,909,788)	2,355,411	45,388,874	(459,683,273)
Net decrease in net assets resulting from operations	(13,126,869)	(3,363,450)	(474,430,654)	(726,011,051)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,232,235)	(3,229,157)	(171,871,798)	(185,102,080)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(60,544,150)	131,020,321	(2,560,377,376)	598,298,463
NET ASSETS
Total increase (decrease) in net assets	(80,903,254)	124,427,714	(3,206,679,828)	(312,814,668)
Beginning of year	207,292,806	82,865,092	7,528,251,674	7,841,066,342
End of year	$126,389,552	$207,292,806	$4,321,571,846	$7,528,251,674

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Statements of Changes in Net Assets(continued)

	iShares MSCI China Small-Cap ETF		iShares MSCI Indonesia ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,340,692	$1,941,729	$12,443,708	$15,505,479
Net realized loss	(21,696,529)	(12,287,920)	(41,535,345)	(32,301,301)
Net change in unrealized appreciation (depreciation)	10,562,819	(769,324)	5,663,850	8,642,869
Net decrease in net assets resulting from operations	(8,793,018)	(11,115,515)	(23,427,787)	(8,152,953)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,072,146)	(2,051,160)	(14,700,844)	(15,973,903)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	19,303,725	(115,427,679)	79,376,618
NET ASSETS
Total increase (decrease) in net assets	(11,865,164)	6,137,050	(153,556,310)	55,249,762
Beginning of year	61,474,576	55,337,526	498,430,508	443,180,746
End of year	$49,609,412	$61,474,576	$344,874,198	$498,430,508

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Changes in Net Assets(continued)

	iShares MSCI Peru and Global Exposure ETF		iShares MSCI Philippines ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,002,240	$4,843,913	$2,241,022	$1,847,468
Net realized gain (loss)	4,256,171	(9,652,823)	(10,604,817)	(12,131,236)
Net change in unrealized appreciation (depreciation)	19,042,405	37,682,418	20,744,629	2,855,980
Net increase (decrease) in net assets resulting from operations	26,300,816	32,873,508	12,380,834	(7,427,788)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,900,738)	(4,760,633)	(2,229,901)	(1,786,082)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(46,792,277)	(50,539,908)	4,938,722	(6,529,849)
NET ASSETS
Total increase (decrease) in net assets	(25,392,199)	(22,427,033)	15,089,655	(15,743,719)
Beginning of year	105,102,970	127,530,003	93,074,348	108,818,067
End of year	$79,710,771	$105,102,970	$108,164,003	$93,074,348

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Statements of Changes in Net Assets(continued)

	iShares MSCI Poland ETF		iShares MSCI Qatar ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$11,950,656	$4,802,068	$3,958,762	$2,662,375
Net realized gain (loss)	10,869,081	1,924,881	(2,291,338)	1,532,812
Net change in unrealized appreciation (depreciation)	50,368,534	82,983,593	984,100	(20,733,507)
Net increase (decrease) in net assets resulting from operations	73,188,271	89,710,542	2,651,524	(16,538,320)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,681,422)	(3,006,382)	(3,388,994)	(3,190,299)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	23,938,978	11,286,835	(16,286,432)	2,327,031
NET ASSETS
Total increase (decrease) in net assets	83,445,827	97,990,995	(17,023,902)	(17,401,588)
Beginning of year	228,363,607	130,372,612	78,751,464	96,153,052
End of year	$311,809,434	$228,363,607	$61,727,562	$78,751,464

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 iShares Annual Financial Statements

Statements of Changes in Net Assets(continued)

	iShares MSCI Saudi Arabia ETF		iShares MSCI UAE ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/24	Year Ended 08/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$18,130,812	$21,419,083	$1,613,203	$1,212,862
Net realized gain (loss)	75,365,475	860,242	(3,502,617)	(834,060)
Net change in unrealized appreciation (depreciation)	(73,377,106)	(98,987,685)	2,479,894	(1,820,127)
Net increase (decrease) in net assets resulting from operations	20,119,181	(76,708,360)	590,480	(1,441,325)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,935,433)	(20,626,572)	(1,739,357)	(1,124,629)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(350,849,667)	(74,480,593)	(36,317)	1,439,745
NET ASSETS
Total decrease in net assets	(350,665,919)	(171,815,525)	(1,185,194)	(1,126,209)
Beginning of year	963,787,442	1,135,602,967	36,840,275	37,966,484
End of year	$613,121,523	$963,787,442	$35,655,081	$36,840,275

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$13.82	$13.58	$17.42	$13.62	$16.92
Net investment income(a)	0.45	0.39	0.46	0.37	0.23
Net realized and unrealized gain (loss)(b)	(1.30)	0.34	(3.71)	3.79	(3.30)
Net increase (decrease) from investment operations	(0.85)	0.73	(3.25)	4.16	(3.07)
Distributions from net investment income(c)	(0.46)	(0.49)	(0.59)	(0.36)	(0.23)
Net asset value, end of year	$12.51	$13.82	$13.58	$17.42	$13.62
Total Return(d)
Based on net asset value	(6.34)%	5.95%	(18.61)%	30.34%	(18.40)%
Ratios to Average Net Assets(e)
Total expenses	0.60%	0.59%	0.58%	0.57%	0.59%
Net investment income	3.34%	2.97%	3.18%	2.26%	1.51%
Supplemental Data
Net assets, end of year (000)	$126,390	$207,293	$82,865	$107,976	$97,375
Portfolio turnover rate(f)	103%(g)	50%(g)	52%(g)	40%(g)	65%(g)
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
(g) Portfolio turnover rate excluding cash creations was as follows:	23%	35%	32%	39%	26%
See notes to financial statements.

2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$45.03	$49.82	$70.90	$75.92	$56.43
Net investment income(a)	0.93	0.83	1.01	0.74	0.90
Net realized and unrealized gain (loss)(b)	(2.82)	(4.48)	(21.30)	(4.98)	19.40
Net increase (decrease) from investment operations	(1.89)	(3.65)	(20.29)	(4.24)	20.30
Distributions from net investment income(c)	(1.18)	(1.14)	(0.79)	(0.78)	(0.81)
Net asset value, end of year	$41.96	$45.03	$49.82	$70.90	$75.92
Total Return(d)
Based on net asset value	(4.06)%	(7.39)%	(28.80)%	(5.69)%	36.29%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	2.23%	1.77%	1.75%	0.93%	1.43%
Supplemental Data
Net assets, end of year (000)	$4,321,572	$7,528,252	$7,841,066	$6,182,469	$6,118,904
Portfolio turnover rate(f)	15%	13%	8%	18%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$27.94	$34.59	$53.83	$45.21	$38.46
Net investment income(a)	1.06	0.97	1.44	1.50	1.46
Net realized and unrealized gain (loss)(b)	(5.05)	(6.62)	(18.32)	8.86	6.48
Net increase (decrease) from investment operations	(3.99)	(5.65)	(16.88)	10.36	7.94
Distributions from net investment income(c)	(1.40)	(1.00)	(2.36)	(1.74)	(1.19)
Net asset value, end of year	$22.55	$27.94	$34.59	$53.83	$45.21
Total Return(d)
Based on net asset value	(14.63)%	(16.74)%	(32.33)%	23.33%	21.21%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	4.29%	2.96%	3.31%	2.82%	3.70%
Supplemental Data
Net assets, end of year (000)	$49,609	$61,475	$55,338	$88,821	$51,989
Portfolio turnover rate(f)	61%	37%	64%	51%	39%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$23.08	$23.96	$21.33	$19.69	$25.22
Net investment income(a)	0.64	0.73	0.59	0.27	0.36
Net realized and unrealized gain (loss)(b)	(0.91)	(0.90)	2.54	1.68	(5.66)
Net increase (decrease) from investment operations	(0.27)	(0.17)	3.13	1.95	(5.30)
Distributions from net investment income(c)	(0.84)	(0.71)	(0.50)	(0.31)	(0.23)
Net asset value, end of year	$21.97	$23.08	$23.96	$21.33	$19.69
Total Return(d)
Based on net asset value	(0.68)%	(0.66)%	14.69%	9.88%	(21.04)%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	2.99%	3.12%	2.52%	1.26%	1.65%
Supplemental Data
Net assets, end of year (000)	$344,874	$498,431	$443,181	$351,958	$319,892
Portfolio turnover rate(f)	16%	19%	16%	10%	13%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Peru and Global Exposure ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$32.34	$25.51	$27.00	$31.65	$34.11
Net investment income(a)	1.04	1.19	1.34	0.79	0.69
Net realized and unrealized gain (loss)(b)	9.20	6.87	(1.08)	(5.00)	(2.34)
Net increase (decrease) from investment operations	10.24	8.06	0.26	(4.21)	(1.65)
Distributions from net investment income(c)	(1.70)	(1.23)	(1.75)	(0.44)	(0.81)
Net asset value, end of year	$40.88	$32.34	$25.51	$27.00	$31.65
Total Return(d)
Based on net asset value	32.24%	32.09%	0.24%	(13.49)%	(4.78)%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	2.88%	4.03%	4.36%	2.42%	2.15%
Supplemental Data
Net assets, end of year (000)	$79,711	$105,103	$127,530	$95,862	$82,297
Portfolio turnover rate(f)	32%	20%	24%	33%	26%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$24.49	$26.54	$30.50	$26.63	$34.45
Net investment income(a)	0.56	0.42	0.39	0.26	0.17
Net realized and unrealized gain (loss)(b)	3.26	(2.04)	(3.90)	3.90	(7.80)
Net increase (decrease) from investment operations	3.82	(1.62)	(3.51)	4.16	(7.63)
Distributions from net investment income(c)	(0.58)	(0.43)	(0.45)	(0.29)	(0.19)
Net asset value, end of year	$27.73	$24.49	$26.54	$30.50	$26.63
Total Return(d)
Based on net asset value	15.91%	(6.16)%	(11.65)%	15.57%	(22.16)%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	2.19%	1.62%	1.28%	0.87%	0.57%
Supplemental Data
Net assets, end of year (000)	$108,164	$93,074	$108,818	$125,043	$118,507
Portfolio turnover rate(f)	24%	18%	13%	20%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Poland ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$19.19	$12.60	$23.10	$18.24	$20.68
Net investment income(a)	0.97 (b)	0.39	0.51 (b)	0.16 (b)	0.17 (b)
Net realized and unrealized gain (loss)(c)	5.57	6.47	(10.65)	4.86	(1.95)
Net increase (decrease) from investment operations	6.54	6.86	(10.14)	5.02	(1.78)
Distributions from net investment income(d)	(1.08)	(0.27)	(0.36)	(0.16)	(0.66)
Net asset value, end of year	$24.65	$19.19	$12.60	$23.10	$18.24
Total Return(e)
Based on net asset value	34.67%(b)	55.04%	(44.38)%(b)	27.65%(b)	(8.76)%(b)
Ratios to Average Net Assets(f)
Total expenses	0.77%	0.59%	0.65%	0.61%	0.78%
Total expenses excluding professional fees for foreign withholding tax claims	0.59%	0.59%	0.58%	0.57%	0.59%
Net investment income	4.32%(b)	2.43%	2.72%(b)	0.80%(b)	0.93%(b)
Supplemental Data
Net assets, end of year (000)	$311,809	$228,364	$130,373	$284,146	$253,594
Portfolio turnover rate(g)	11%	20%	11%	22%	15%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2024,
August 31, 2022, August 31, 2021 and August 31, 2020, respectively:
• Net investment income per share by $0.12, $0.15, $0.07 and $0.28, respectively.
• Total return by 0.62%, 0.76%, 0.38%, and 1.40%, respectively.
• Ratio of net investment income to average net assets by 0.52%, 0.78%, 0.34%, and 1.54%, respectively.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Qatar ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$17.70	$22.62	$19.60	$17.62	$17.44
Net investment income(a)	0.93	0.68	0.63	0.37	0.56
Net realized and unrealized gain (loss)(b)	(0.22)	(4.77)	3.20	2.03	0.11
Net increase (decrease) from investment operations	0.71	(4.09)	3.83	2.40	0.67
Distributions(c)
From net investment income	(0.77)	(0.83)	(0.81)	(0.42)	(0.45)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.77)	(0.83)	(0.81)	(0.42)	(0.49)
Net asset value, end of year	$17.64	$17.70	$22.62	$19.60	$17.62
Total Return(d)
Based on net asset value	4.32%	(18.16)%	19.69%	13.70%	4.10%
Ratios to Average Net Assets(e)
Total expenses	0.60%	0.59%	0.58%	0.57%	0.59%
Net investment income	5.37%	3.54%	2.89%	1.98%	3.31%
Supplemental Data
Net assets, end of year (000)	$61,728	$78,751	$96,153	$86,234	$87,223
Portfolio turnover rate(f)	27%(g)	25%(g)	38%(g)	26%(g)	24%(g)
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
(g) Portfolio turnover rate excluding cash creations was as follows:	15%	11%	12%	9%	14%
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$40.84	$44.53	$41.22	$28.70	$30.21
Net investment income(a)	0.99	0.91	0.69	0.71	0.57
Net realized and unrealized gain (loss)(b)	1.60	(3.71)	3.23	12.27	(1.26)
Net increase (decrease) from investment operations	2.59	(2.80)	3.92	12.98	(0.69)
Distributions from net investment income(c)	(1.15)	(0.89)	(0.61)	(0.46)	(0.82)
Net asset value, end of year	$42.28	$40.84	$44.53	$41.22	$28.70
Total Return(d)
Based on net asset value	6.48%	(6.20)%	9.60%	45.37%	(2.21)%
Ratios to Average Net Assets(e)
Total expenses	0.75%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.38%	2.26%	1.56%	2.06%	2.03%
Supplemental Data
Net assets, end of year (000)	$613,122	$963,787	$1,135,603	$898,684	$516,629
Portfolio turnover rate(f)	29%(g)	11%(g)	36%(g)	13%(g)	64%(g)
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
(g) Portfolio turnover rate excluding cash creations was as follows:	14%	5%	8%	6%	20%
See notes to financial statements.

2024 iShares Annual Financial Statements

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI UAE ETF
	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20
Net asset value, beginning of year	$15.04	$16.16	$14.82	$10.91	$14.09
Net investment income(a)	0.63	0.49	0.49	0.46	0.53
Net realized and unrealized gain (loss)(b)	(0.19)	(1.19)	1.50	3.96	(3.16)
Net increase (decrease) from investment operations	0.44	(0.70)	1.99	4.42	(2.63)
Distributions from net investment income(c)	(0.62)	(0.42)	(0.65)	(0.51)	(0.55)
Net asset value, end of year	$14.86	$15.04	$16.16	$14.82	$10.91
Total Return(d)
Based on net asset value	3.34%	(4.17)%	13.30%	40.74%	(18.43)%
Ratios to Average Net Assets(e)
Total expenses	0.60%	0.59%	0.58%	0.57%	0.59%
Net investment income	4.32%	3.25%	2.93%	3.61%	4.46%
Supplemental Data
Net assets, end of year (000)	$35,655	$36,840	$37,966	$23,718	$38,177
Portfolio turnover rate(f)	43%	38%	52%	112%	67%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru and Global Exposure	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
Notes to Financial Statements

Notes to Financial Statements  (continued)
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI China
Barclays Capital, Inc.	$236,524	$(236,524)	$—	$—
Goldman Sachs & Co. LLC	726,953	(726,953)	—	—
HSBC Bank PLC	1,965,955	(1,965,955)	—	—
J.P. Morgan Securities LLC	1,728,517	(1,728,517)	—	—
Macquarie Bank Ltd.	340,989	(340,989)	—	—
Morgan Stanley	32,093,148	(32,093,148)	—	—
SG Americas Securities LLC	61,556	(61,556)	—	—
Toronto-Dominion Bank	339,545	(339,545)	—	—
UBS AG	483,276	(483,276)	—	—
	$37,976,463	$(37,976,463)	$—	$—

2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI China Small-Cap
Barclays Capital, Inc.	$616,965	$(616,965)	$—	$—
BNP Paribas SA	856,843	(856,843)	—	—
BofA Securities, Inc.	1,060,143	(1,060,143)	—	—
Citigroup Global Markets, Inc.	236,926	(236,926)	—	—
Goldman Sachs & Co. LLC	759,945	(759,945)	—	—
HSBC Bank PLC	2,949,592	(2,949,592)	—	—
J.P. Morgan Securities LLC	437,641	(437,641)	—	—
Jefferies LLC	65,660	(65,660)	—	—
Macquarie Bank Ltd.	208,672	(208,672)	—	—
Morgan Stanley	3,551,919	(3,551,919)	—	—
Nomura Securities International, Inc.	140,852	(140,852)	—	—
State Street Bank & Trust Co.	150,690	(150,690)	—	—
UBS AG	638,613	(638,613)	—	—
	$11,674,461	$(11,674,461)	$—	$—
MSCI Poland
Barclays Capital, Inc.	$98,505	$(98,505)	$—	$—
BofA Securities, Inc.	193,792	(193,792)	—	—
Citigroup Global Markets, Inc.	19,908	(19,908)	—	—
Goldman Sachs & Co. LLC	6,917,160	(6,917,160)	—	—
HSBC Bank PLC	16,292	(16,292)	—	—
J.P. Morgan Securities LLC	119,980	(119,980)	—	—
Morgan Stanley	10,848,934	(10,848,934)	—	—
	$18,214,571	$(18,214,571)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
Notes to Financial Statements

Notes to Financial Statements  (continued)
For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru and Global Exposure, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
For its investment advisory services to the iShares MSCI Saudi Arabia ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI China	$340,005
MSCI China Small-Cap	108,575
MSCI Poland	18,333
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI China	$65,840,565	$50,502,052	$(115,288,036)
MSCI China Small-Cap	20,048,061	2,338,278	175,555
MSCI Peru and Global Exposure	6,785,840	4,969,756	192,102
MSCI Poland	9,845,684	5,466,290	(3,338,160)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Brazil Small-Cap	$207,623,196	$269,168,903
MSCI China	838,120,668	1,021,322,680
MSCI China Small-Cap	33,058,711	34,208,737
MSCI Indonesia	72,284,676	66,082,279
MSCI Peru and Global Exposure	32,439,425	33,262,600
MSCI Philippines	24,106,375	24,097,183
MSCI Poland	41,671,346	31,232,153
MSCI Qatar	19,777,931	35,400,347
MSCI Saudi Arabia	221,667,795	578,602,116
MSCI UAE	16,160,675	16,377,012
For the year ended August 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI China	$42,130,386	$2,453,280,738
MSCI Indonesia	128,511,220	252,177,667
MSCI Peru and Global Exposure	11,158,191	57,212,697
MSCI Philippines	28,162,135	23,372,127
MSCI Poland	118,851,496	105,840,829
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2024, permanent differences attributable to nondeductible Expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI China	$(16,708,026)	$16,708,026
MSCI Indonesia	3,015,664	(3,015,664)
MSCI Peru and Global Exposure	3,425,234	(3,425,234)
MSCI Philippines	194,756	(194,756)
MSCI Poland	15,080,734	(15,080,734)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/24	Year Ended 08/31/23
MSCI Brazil Small-Cap
Ordinary income	$7,232,235	$3,229,157
MSCI China
Ordinary income	$171,871,798	$185,102,080
MSCI China Small-Cap
Ordinary income	$3,072,146	$2,051,160
MSCI Indonesia
Ordinary income	$14,700,844	$15,973,903
MSCI Peru and Global Exposure
Ordinary income	$4,900,738	$4,760,633
MSCI Philippines
Ordinary income	$2,229,901	$1,786,082
MSCI Poland
Ordinary income	$13,681,422	$3,006,382
MSCI Qatar
Ordinary income	$3,388,994	$3,190,299
MSCI Saudi Arabia
Ordinary income	$19,935,433	$20,626,572
MSCI UAE
Ordinary income	$1,739,357	$1,124,629
As of August 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
MSCI Brazil Small-Cap	$—	$(73,951,455)	$(15,810,274)	$ (427,659)	$(90,189,388)
MSCI China	86,749,163	(2,190,117,249)	(1,571,842,226)	—	(3,675,210,312)
MSCI China Small-Cap	1,280,623	(54,818,680)	(14,539,127)	—	(68,077,184)
MSCI Indonesia	510,719	(267,497,760)	(78,664,952)	—	(345,651,993)
MSCI Peru and Global Exposure	1,007,766	(175,372,411)	(4,233,235)	—	(178,597,880)
MSCI Philippines	275,299	(92,593,853)	(17,189,237)	—	(109,507,791)
MSCI Poland	4,811,529	(163,875,005)	(12,698,910)	—	(171,762,386)
MSCI Qatar	1,036,225	(23,612,286)	9,354,099	—	(13,221,962)
MSCI Saudi Arabia	5,550,827	(54,392,701)	164,264,194	—	115,422,320
MSCI UAE	28,635	(39,942,658)	(734,242)	—	(40,648,265)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended August 31, 2024, the iShares MSCI Saudi Arabia ETF utilized $31,721,000 of its capital loss carryforwards.

2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of August 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil Small-Cap	$140,273,022	$14,897,679	$(30,609,363)	$(15,711,684)
MSCI China	5,921,928,085	205,761,094	(1,777,606,755)	(1,571,845,661)
MSCI China Small-Cap	76,667,210	3,175,883	(17,715,223)	(14,539,340)
MSCI Indonesia	423,682,181	21,667,984	(100,332,893)	(78,664,909)
MSCI Peru and Global Exposure	83,543,512	9,201,908	(13,436,557)	(4,234,649)
MSCI Philippines	125,152,388	8,169,245	(25,359,225)	(17,189,980)
MSCI Poland	347,693,155	28,159,854	(40,841,066)	(12,681,212)
MSCI Qatar	52,462,267	12,671,300	(3,317,262)	9,354,038
MSCI Saudi Arabia	449,881,289	193,630,688	(29,366,512)	164,264,176
MSCI UAE	36,309,327	8,931,623	(9,665,874)	(734,251)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2024, the iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF and iShares MSCI UAE ETF did not borrow under the Syndicated Credit Agreement.
For the year ended August 31, 2024, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Saudi Arabia	$51,810,000	$566,230	6.41%
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling
Notes to Financial Statements

Notes to Financial Statements  (continued)
illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

2024 iShares Annual Financial Statements

Notes to Financial Statements  (continued)
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/24		Year Ended 08/31/23
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil Small-Cap
Shares sold	12,000,000	$166,195,015	10,000,000	$146,897,816
Shares redeemed	(16,900,000)	(226,739,165)	(1,100,000)	(15,877,495)
	(4,900,000)	$(60,544,150)	8,900,000	$131,020,321
MSCI China
Shares sold	10,800,000	$503,795,131	30,800,000	$1,477,496,067
Shares redeemed	(75,000,000)	(3,064,172,507)	(21,000,000)	(879,197,604)
	(64,200,000)	$(2,560,377,376)	9,800,000	$598,298,463
MSCI China Small-Cap
Shares sold	—	$—	800,000	$25,436,562
Shares redeemed	—	—	(200,000)	(6,132,837)
	—	$—	600,000	$19,303,725
MSCI Indonesia
Shares sold	6,400,000	$140,172,530	11,000,000	$260,973,947
Shares redeemed	(12,300,000)	(255,600,209)	(7,900,000)	(181,597,329)
	(5,900,000)	$(115,427,679)	3,100,000	$79,376,618
MSCI Peru and Global Exposure
Shares sold	400,000	$16,197,604	400,000	$12,350,840
Shares redeemed	(1,700,000)	(62,989,881)	(2,150,000)	(62,890,748)
	(1,300,000)	$(46,792,277)	(1,750,000)	$(50,539,908)
MSCI Philippines
Shares sold	1,050,000	$28,449,925	1,500,000	$40,747,736
Shares redeemed	(950,000)	(23,511,203)	(1,800,000)	(47,277,585)
	100,000	$4,938,722	(300,000)	$(6,529,849)
MSCI Poland
Shares sold	5,800,000	$130,596,070	9,800,000	$144,940,429
Shares redeemed	(5,050,000)	(106,657,092)	(8,250,000)	(133,653,594)
	750,000	$23,938,978	1,550,000	$11,286,835
MSCI Qatar
Shares sold	550,000	$9,448,079	750,000	$13,636,879
Shares redeemed	(1,500,000)	(25,734,511)	(550,000)	(11,309,848)
	(950,000)	$(16,286,432)	200,000	$2,327,031
MSCI Saudi Arabia
Shares sold	2,950,000	$124,410,204	1,300,000	$54,599,079
Shares redeemed	(12,050,000)	(475,259,871)	(3,200,000)	(129,079,672)
	(9,100,000)	$(350,849,667)	(1,900,000)	$(74,480,593)
MSCI UAE
Shares sold	650,000	$9,464,547	350,000	$5,281,592
Shares redeemed	(700,000)	(9,500,864)	(250,000)	(3,841,847)
	(50,000)	$(36,317)	100,000	$1,439,745
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming
Notes to Financial Statements

Notes to Financial Statements  (continued)
Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of August 31, 2024 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The iShares MSCI Poland ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:
On October 8, 2024, the iShares MSCI Poland ETF completed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal years 2017-2022, and the related tax compliance fee, including interest, was paid to the IRS.
Effective October 16, 2024, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 15, 2025 under the same terms.

2024 iShares Annual Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the ten funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2024:
iShares ETF	Qualified Dividend Income
MSCI China	$105,805,265
MSCI China Small-Cap	324,150
MSCI Indonesia	16,605,579
MSCI Peru and Global Exposure	1,165,752
MSCI Philippines	3,736,992
MSCI Poland	12,011,007
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Small-Cap	$8,567,440	$419,807
MSCI China	168,037,979	10,586,232
MSCI China Small-Cap	2,183,117	29,524
MSCI Indonesia	17,980,988	3,100,665
MSCI Peru and Global Exposure	4,443,615	210,198
MSCI Philippines	3,781,299	942,634
MSCI Poland	15,613,351	—
MSCI Qatar	4,394,436	—
MSCI Saudi Arabia	24,711,993	1,045,817
MSCI UAE	1,831,456	—
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI China	0.50%
MSCI Peru and Global Exposure	13.54%

2024 iShares Annual Financial Statements

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m.  This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.
Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract
iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI China ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Indonesia ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Philippines ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase.  The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Saudi Arabia ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 6, 2024 and May 17, 2024, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meeting, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 4-5, 2024, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2023, to that of such relevant comparison fund(s) for the same periods.  The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index.  Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered.  The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 6, 2024 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the

2024 iShares Annual Financial Statements

Board Review and Approval of Investment Advisory Contract (continued)
provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time.  The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.  However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.  The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community.  The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust

2024 iShares Annual Financial Statements

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc.,  nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: October 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: October 24, 2024

By:	/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust

Date: October 24, 2024